SEPTEMBER 30, 2007

RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

BENCHMARK FUNDS

(Formerly, Inverse Government Long Bond Fund)

NOVA FUND

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

HIGH YIELD STRATEGY FUND

S&P 500 FUND

(Formerly, Inverse S&P 500 Fund)

INVERSE S&P 500 STRATEGY FUND

INVERSE HIGH YIELD STRATEGY FUND

(Formerly, Europe Advantage Fund)

OTC FUND

EUROPE 1.25x STRATEGY FUND

(Formerly, Inverse OTC Fund)

INVERSE OTC STRATEGY FUND

(Formerly, Japan Advantage Fund)

JAPAN 1.25x STRATEGY FUND

MID-CAP 1.5x STRATEGY FUND

(Formerly, Mid-Cap Advantage Fund)

SMALL-CAP VALUE FUND

(Formerly, Inverse Mid-Cap Fund)

INVERSE MID-CAP STRATEGY FUND

MID-CAP VALUE FUND

RUSSELL 2000® 1.5x STRATEGY FUND

LARGE-CAP VALUE FUND

(Formerly, Russell 2000® Advantage Fund)

SMALL-CAP GROWTH FUND

RUSSELL 2000® FUND

MID-CAP GROWTH FUND

INVERSE RUSSELL 2000® STRATEGY FUND

LARGE-CAP GROWTH FUND

(Formerly, Inverse Russell 2000® Fund)

U.S. GOVERNMENT MONEY MARKET FUND

(Formerly, Government Long Bond Advantage Fund)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

9

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

84

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

88

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

92

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

100

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

112

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

127

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

131

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The second and third quarters of 2007 represented one of the most challenging environments for investors in recent memory. The major market averages started off the period by setting new highs only to dramatically change course in a four-week period from mid-July to mid-August by staging a gut-wrenching decline. From there, equity markets embarked on a spectacular rally, retracing almost all of their earlier losses by the end of September. During this period, global credit markets seized up, and interest rates on super-safe U.S. Treasury securities fell while interest rates on everything else rose. Investors were right to ask what was happening.

What was happening was that the democratization of credit and its dispersion throughout the global financial system was showing its nastier side. Reckless home lending practices here in the U.S. found their way into financial markets across the globe through an array of highly engineered securities with acronyms such as CDOs, CLOs and CMOs.

Regardless of the moniker, the common thread was that by over-collateralizing low-quality debt, as if by alchemy,

vast pools of low-quality mortgages could be transformed from junk status into AAA fixed-income securities.

Hedge funds purchased vast quantities of these structured products and leveraged this seemingly secure income stream in order to maximize returns. The problem was that Wall Street did not fully take into account how much the creditworthiness of home buyers had deteriorated in an era of loose underwriting standards. As rising defaults began to eat into collateral, rating agencies rushed to downgrade large swaths of the mortgage-backed bond market, sparking a stampede for the door.

Hedge funds were unable to meet redemption requests as investors backed away from credit exposure of all kinds.

A classic credit squeeze began to unfold as buyers disappeared and lenders, not knowing where subprime risk resided, refused to lend.

With hedge funds failing and credit markets beginning to shut down, central banks stepped in to restore order to the credit markets. Unfortunately, this backfired and the equity markets recoiled. Midcaps, international stocks,

energy, materials and consumer discretionary stocks all declined by double digit rates as investors attempted to limit their exposure to the global financial system and to the U.S. consumer who looked to be going into shock.

In this environment, short-term rates came screaming down and credit spreads exploded wider as investors ran for the safety of short maturity government debt.

The events of August ushered in the most profound development of the period—a change in monetary policy by the

Federal Reserve (“Fed”). For the first time in four years, the Fed cut the benchmark Fed Funds target rate. Given the events leading up to this, the Fed’s September move was not unanticipated. What was a surprise, however, was the magnitude of the move. The central bank dropped the Fed Funds rate by a half-point to 4.75%.

With that, the markets exploded in a massive rally that brought the averages almost back to where they had started the quarter. Moreover, all the sectors that had been pummeled during the previous four weeks led the way higher.

Having suffered through the roughest market in years, investment managers were determined not to miss the rebound.

One of the investment themes that strongly reasserted itself after the July-August sell-off was global growth. With economic growth in the U.S. slowing, investors are favoring sectors—such as energy, technology and basic materials—that derive much of their revenues and profits from overseas. For investors who had the fortitude to maintain their exposure to Rydex sector funds representing those areas over the last six months, they were handsomely rewarded with strong double digit-returns.

We also think it is very reasonable to assume that equity market volatility will be with us for some time. Low volatility strategies as represented by the Rydex Absolute Return Strategies, Hedged Equity and Managed Futures Strategy

Funds should provide a nice offset to the more dynamic global growth theme.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director of Portfolio Strategies

2

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce more results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2007 and ending September 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 1. Based on actual Fund return

Nova Fund

Advisor Class

1.76%

1,000.00

1,081.20

9.18

Investor Class

1.27%

$1,000.00

$1,084.10

$

6.64

A-Class

1.51%

1,000.00

1,082.60

7.88

C-Class

2.26%

1,000.00

1,078.20

11.77

S&P 500 Fund

C-Class

2.26%

1,000.00

A-Class

1.51%

1,000.00

1,074.30

7.85

H-Class

1.52%

1,000.00

1,074.00

7.90

1,070.30

11.73

Inverse S&P 500 Strategy Fund

Advisor Class

Investor Class

1.41%

1,000.00

953.80

1.90%

1,000.00

950.80

9.29

6.91

C-Class

2.40%

1,000.00

948.50

11.72

A-Class

1.66%

1,000.00

952.40

8.12

OTC Fund

Advisor Class

1.80%

1,000.00

1,178.50

9.83

Investor Class

1.30%

1,000.00

1,181.70

7.11

C-Class

2.30%

1,000.00

1,176.00

12.55

A-Class

1.56%

1,000.00

1,179.60

8.52

Inverse OTC Strategy Fund

Advisor Class

1.97%

1,000.00

870.80

9.24

Investor Class

1.48%

1,000.00

873.10

6.95

C-Class

2.47%

1,000.00

868.30

11.57

A-Class

1.72%

1,000.00

871.70

8.07

Mid-Cap 1.5x Strategy Fund

C-Class

2.41%

1,000.00

A-Class

1.66%

1,000.00

1,019.20

8.40

H-Class

1.67%

1,000.00

1,019.20

8.45

1,015.60

12.18

Inverse Mid-Cap Strategy Fund

C-Class

2.41%

1,000.00

980.80

11.97

A-Class

1.66%

1,000.00

984.00

8.26

Russell 2000® 1.5x Strategy Fund

H-Class

1.66%

1,000.00

984.00

8.26

C-Class

2.41%

A-Class

1.66%

1,000.00

995.70

8.30

H-Class

1.66%

1,000.00

996.00

8.31

1,000.00

992.10

12.04

Russell 2000® Fund

C-Class

2.26%

1,000.00

A-Class

1.52%

1,000.00

1,004.70

7.64

H-Class

1.51%

1,000.00

1,005.10

7.59

1,002.20

11.34

Inverse Russell 2000® Strategy Fund

C-Class

A-Class

1.66%

1,000.00

1,009.70

8.36

H-Class

1.66%

2.41%

1,000.00

1,005.90

12.12

Government Long Bond 1.2x Strategy Fund

1,000.00

1,009.70

8.36

Advisor Class

1.46%

Investor Class

0.97%

1,000.00

1,015.90

4.90

A-Class

1.21%

1,000.00

1,015.60

6.11

1,000.00

1,014.40

7.37

C-Class

Inverse Government Long Bond Strategy Fund

1.95%

1,000.00

1,010.90

9.83

Investor Class

3.34%

1,000.00

1,008.80

16.82

A-Class

3.78%

1,000.00

1,007.30

19.02

Advisor Class

3.93%

1,000.00

1,006.30

19.77

C-Class

4.34%

1,000.00

1,003.80

21.80

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

High Yield Strategy Fund**

C-Class

A-Class

1.52%

$1,000.00

$1,014.00

$

7.00

H-Class

1.52%

1,000.00

1,013.60

7.00

2.18%

1,000.00

1,010.00

10.02

Inverse High Yield Strategy Fund**

A-Class

4.87%

1,000.00

1,003.60

22.32

H-Class

4.87%

1,000.00

1,003.60

22.32

C-Class

5.61%

1,000.00

1,000.20

25.67

Europe 1.25x Strategy Fund

A-Class

1.66%

1,000.00

1,138.00

8.90

H-Class

1.67%

1,000.00

1,137.90

8.95

C-Class

2.39%

1,000.00

1,134.00

12.79

Japan 1.25x Strategy Fund

C-Class

2.41%

1,000.00

954.30

11.81

A-Class

1.66%

1,000.00

958.20

8.15

Small-Cap Value Fund

H-Class

1.65%

1,000.00

958.30

8.10

C-Class

A-Class

1.52%

1,000.00

890.30

7.20

H-Class

1.51%

1,000.00

890.20

7.16

2.25%

1,000.00

887.00

10.64

Mid-Cap Value Fund

C-Class

2.26%

1,000.00

957.80

11.09

A-Class

1.52%

1,000.00

961.20

7.47

Large-Cap Value Fund

H-Class

1.51%

1,000.00

961.50

7.42

C-Class

A-Class

1.52%

1,000.00

982.70

7.55

H-Class

1.51%

1,000.00

982.40

7.50

2.25%

1,000.00

979.20

11.16

Small-Cap Growth Fund

C-Class

2.27%

1,000.00

1,037.30

11.59

A-Class

1.53%

1,000.00

1,040.80

7.83

Mid-Cap Growth Fund

H-Class

1.52%

1,000.00

1,041.10

7.78

C-Class

2.26%

1,000.00

1,046.30

11.59

A-Class

1.52%

1,000.00

1,049.80

7.81

Large-Cap Growth Fund

H-Class

1.52%

1,000.00

1,049.80

7.81

A-Class

1.52%

1,000.00

1,054.10

7.83

H-Class

1.52%

1,000.00

1,054.10

7.83

C-Class

2.27%

1,000.00

1,049.70

11.66

U.S. Government Money Market Fund

Investor Class

0.92%

1,000.00

1,021.40

4.66

A-Class

1.17%

1,000.00

1,020.20

5.93

Advisor Class

1.41%

1,000.00

1,018.90

7.14

C-Class

1.92%

1,000.00

1,016.40

9.71

6

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 2. Based on hypothetical 5% return

Nova Fund

Advisor Class

1.76%

1,000.00

1,016.13

8.93

Investor Class

1.27%

$1,000.00

$1,018.62

$

6.45

A-Class

1.51%

1,000.00

1,017.40

7.67

S&P 500 Fund

C-Class

2.26%

1,000.00

1,013.60

11.47

C-Class

2.26%

1,000.00

A-Class

1.51%

1,000.00

1,017.40

7.67

H-Class

1.52%

1,000.00

1,017.35

7.72

1,013.60

11.47

Inverse S&P 500 Strategy Fund

Advisor Class

Investor Class

1.41%

1,000.00

1,017.91

1.90%

1,000.00

1,015.42

9.65

7.16

C-Class

2.40%

1,000.00

1,012.88

12.18

A-Class

1.66%

1,000.00

1,016.64

8.43

OTC Fund

Advisor Class

1.80%

1,000.00

1,015.93

9.14

Investor Class

1.30%

1,000.00

1,018.47

6.60

C-Class

2.30%

1,000.00

1,013.39

11.68

A-Class

1.56%

1,000.00

1,017.15

7.92

Inverse OTC Strategy Fund

Advisor Class

1.97%

1,000.00

1,015.07

10.00

Investor Class

1.48%

1,000.00

1,017.56

7.51

C-Class

2.47%

1,000.00

1,012.53

12.54

A-Class

1.72%

1,000.00

1,016.34

8.73

Mid-Cap 1.5x Strategy Fund

C-Class

2.41%

1,000.00

A-Class

1.66%

1,000.00

1,016.64

8.43

H-Class

1.67%

1,000.00

1,016.59

8.48

1,012.83

12.23

Inverse Mid-Cap Strategy Fund

C-Class

2.41%

1,000.00

1,012.83

12.23

A-Class

1.66%

1,000.00

1,016.64

8.43

Russell 2000® 1.5x Strategy Fund

H-Class

1.66%

1,000.00

1,016.64

8.43

C-Class

2.41%

A-Class

1.66%

1,000.00

1,016.64

8.43

H-Class

1.66%

1,000.00

1,016.64

8.43

1,000.00

1,012.83

12.23

Russell 2000® Fund

C-Class

2.26%

1,000.00

A-Class

1.52%

1,000.00

1,017.35

7.72

H-Class

1.51%

1,000.00

1,017.40

7.67

1,013.60

11.47

Inverse Russell 2000® Strategy Fund

C-Class

A-Class

1.66%

1,000.00

1,016.64

8.43

H-Class

1.66%

2.41%

1,000.00

1,012.83

12.23

Government Long Bond 1.2x Strategy Fund

1,000.00

1,016.64

8.43

Advisor Class

1.46%

Investor Class

0.97%

1,000.00

1,020.14

4.92

A-Class

1.21%

1,000.00

1,018.93

6.14

1,000.00

1,017.66

7.41

C-Class

Inverse Government Long Bond Strategy Fund

1.95%

1,000.00

1,015.17

9.90

Investor Class

3.34%

1,000.00

1,008.11

16.96

A-Class

3.78%

1,000.00

1,005.88

19.19

Advisor Class

3.93%

1,000.00

1,005.12

19.95

C-Class

4.34%

1,000.00

1,003.04

22.03

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

High Yield Strategy Fund**

A-Class

C-Class

2.18%

1,000.00

1,014.00

11.07

1.52%

$1,000.00

$1,017.35

$

7.72

Inverse High Yield Strategy Fund**

H-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

5.61%

1,000.00

996.59

28.48

A-Class

4.87%

1,000.00

1,000.35

24.72

H-Class

4.87%

1,000.00

1,000.35

24.72

Europe 1.25x Strategy Fund

C-Class

A-Class

1.66%

1,000.00

1,016.64

8.43

H-Class

1.67%

1,000.00

1,016.59

8.48

2.39%

1,000.00

1,012.94

12.13

Japan 1.25x Strategy Fund

A-Class

1.66%

1,000.00

1,016.64

8.43

C-Class

H-Class

1.65%

1,000.00

1,016.69

8.38

2.41%

1,000.00

1,012.83

12.23

Small-Cap Value Fund

C-Class

2.25%

1,000.00

A-Class

1.52%

1,013.65

11.42

1,000.00

1,017.35

7.72

Mid-Cap Value Fund

H-Class

1.51%

1,000.00

1,017.40

7.67

C-Class

2.26%

1,000.00

1,013.60

11.47

A-Class

1.52%

1,000.00

1,017.35

7.72

Large-Cap Value Fund

H-Class

1.51%

1,000.00

1,017.40

7.67

C-Class

2.25%

1,000.00

1,013.65

11.42

A-Class

1.52%

1,000.00

1,017.35

7.72

Small-Cap Growth Fund

H-Class

1.51%

1,000.00

1,017.40

7.67

A-Class

1.53%

1,000.00

1,017.30

7.77

H-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

2.27%

1,000.00

1,013.54

11.52

Mid-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.35

7.72

H-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

2.26%

1,000.00

1,013.60

11.47

Large-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.35

7.72

H-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

2.27%

1,000.00

1,013.54

11.52

U.S. Government Money Market Fund

Advisor Class

1.41%

1,000.00

1,017.91

Investor Class

0.92%

1,000.00

1,020.40

7.16

4.67

C-Class

1.92%

1,000.00

1,015.32

9.75

A-Class

1.17%

1,000.00

1,019.13

5.94

number of days in the most recent fiscal half-year, then divided by 365.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the

** Since the commencement of operations: April 16, 2007.

interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.94%, 2.04%, 2.14% and 1.95%

† This ratio represents annualized Total Expenses, which include interest expense from securities sold short and swap expense. Excluding short classes of the Inverse High Yield Strategy Fund would be reduced by 3.35%.

lower for the Investor Class, Advisor Class, A-Class and C-Class, respectively. Excluding swap expense, the operating expense ratio for all

8

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

NOVA FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

150%

July 12, 1993

Advisor Class

October 15, 1998

Equity Index Swap Agreements

A-Class

March 31, 2004

C-Class

March 14, 2001

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

3.1%

100%

Futures Contracts

Consumer Discretionary

Consumer Staples

Consumer Staples

Energy

General Electric Co.

2.3%

AT&T, Inc.

Consumer Discretionary

Industrials

1.6%

50%

Industrials

Health Care

Energy

Chevron Corp.

1.3%

Health Care

Cisco Systems, Inc.

1.3%

Information Technology

Information Technology

Microsoft Corp.

1.2%

Financials

Financials

Citigroup, Inc.

1.2%

Other

Other

Procter & Gamble Co.

1.2%

S&P 500 Index

0%

Bank of America Corp.

1.1%

Nova Fund

International Business Machines Corp.

1.1%

Top Ten Total

15.4%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes

“Ten Largest Holdings” exclude any temporary

any temporary cash investments.

cash or derivative investments.

S&P 500 FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Equity Index Swap Agreements

A-Class

May 31, 2006

Consumer Staples

C-Class

May 31, 2006

H-Class

May 31, 2006

Ten Largest Holdings (% of Total Net Assets)

Consumer Discretionary

75%

Energy

General Electric Co.

Futures Contracts

Exxon Mobil Corp.

1.5%

1.2%

Industrials

Health Care

50%

AT&T, Inc.

0.8%

Microsoft Corp.

0.7%

Energy

Information Technology

Citigroup, Inc.

0.7%

Information Technology

Health Care

Bank of America Corp.

0.6%

Financials

25%

Financials

Procter & Gamble Co.

0.6%

Cisco Systems, Inc.

0.6%

Other

Other

Chevron Corp.

0.6%

S&P 500 Fund

S&P 500 Index

0%

Johnson & Johnson, Inc.

0.6%

Top Ten Total

7.9%

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Investor Class

January 7, 1994

Consumer Staples

Advisor Class

August 5, 1998

Consumer Discretionary

80%

Energy

A-Class

March 31, 2004

60%

Industrials

C-Class

March 15, 2001

40%

Information Technology

Health Care

20%

Financials

The Fund invests principally in derivative investments

such as equity index swap agreements, futures

0%

Futures Contracts

Other

contracts, and options on index futures.

-20%

Short Sales

-40%

-60%

Equity Index Swap Agreements

Short Sales

-80%

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

OTC FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the Nasdaq 100 Index® .

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

February 14, 1994

Equity Index Swap Agreements

100%

Health Care

Advisor Class

September 22, 1998

Futures Contracts

A-Class

March 31, 2004

Health Care

Consumer Discretionary

C-Class

March 26, 2001

Consumer Discretionary

75%

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.

9.2%

50%

Microsoft Corp.

5.0%

Qualcomm, Inc.

4.0%

Information Technology

Information Technology

Cisco Systems, Inc.

3.9%

Google, Inc. — Class A

3.6%

25%

Research In Motion Ltd.

2.7%

Oracle Corp.

2.3%

eBay, Inc.

2.3%

Other

Other

0%

Comcast Corp. — Class A

2.1%

OTC Fund

Nasdaq 100 Index

Gilead Sciences, Inc.

1.9%

Top Ten Total

37.0%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INVERSE OTC STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Nasdaq 100 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Investor Class

September 3, 1998

Health Care

Advisor Class

August 1, 2003

80%

Consumer Discretionary

A-Class

March 31, 2004

60%

C-Class

March 7, 2001

40%

The Fund invests principally in derivative investments

Information Technology

Futures Contracts Short Sales

Other

20%

such as equity index swap agreements, futures

0%

contracts, and options on index futures.

-20%

-40%

-60%

Short Sales

Equity Index Swap Agreements

-80%

-100%

Inverse OTC Strategy Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities.

The Fund’s current benchmark is the S&P MidCap 400® Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

150%

Equity Index

C-Class

August 20, 2001

Swap Agreements

H-Class

August 16, 2001

Ten Largest Holdings (% of Total Net Assets)

100%

Noble Energy, Inc.

0.6%

Futures Contracts

Utilities

Materials

DENTSPLY International, Inc.

0.5%

Energy

Cameron International Corp.

0.5%

Health Care

Western Digital Corp.

0.5%

Consumer Discretionary

Jacobs Engineering Group, Inc.

0.4%

50%

Health Care

Industrials

Energy

Lam Research Corp.

0.4%

Industrials

Consumer Discretionary

Health Net, Inc.

0.4%

Information Technology

Information Technology

Telephone & Data Systems, Inc.

0.4%

Other

0.4%

Financials

Other

Financials

Pride International, Inc.

0.4%

Grant Prideco, Inc.

0%

Mid-Cap 1.5x Strategy Fund

S&P MidCap 400 Index

Top Ten Total

4.5%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the S&P MidCap 400 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

March 31, 2004

Materials

C-Class

Utilities

February 20, 2004

Health Care

80%

Energy

H-Class

February 20, 2004

The Fund invests principally in derivative investments

60%

Consumer Discretionary

Industrials

Information Technology

40%

such as equity index swap agreements, futures

Futures Contracts Short Sales

Other

Financials

20%

contracts, and options on index futures.

0%

-20%

-40%

-60%

Agreements Short Sales

Equity Index Swap

-80%

Inverse Mid-Cap

S&P MidCap 400 Index

-100%

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for small-cap securities.

The Fund’s current benchmark is the Russell 2000® Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

150%

C-Class

January 23, 2001

H-Class

November 1, 2000

Swap Agreements

Equity Index

Ten Largest Holdings (% of Total Net Assets)

Exterran Holdings, Inc.

100%

Energy

0.4%

Health Care

CF Industries Holdings, Inc.

0.3%

Futures Contracts

Industrials

Flir Systems, Inc.

0.3%

Chipotle Mexican Grill, Inc.

Health Care

Consumer Discretionary

0.3%

Priceline.com, Inc.

Industrials

50%

0.3%

Consumer Discretionary

Information Technology

Hologic, Inc.

0.2%

Information Technology

Sotheby’s Holdings, Inc. — Class A

0.2%

Financials

Financials

Time Warner Telecom, Inc. — Class A

0.2%

ON Semiconductor Corp.

0.2%

0%

Tempur-Pedic International, Inc.

0.2%

Other

Other

Russell 2000® 1.5x

Russell 2000 Index

Strategy Fund

Top Ten Total

2.6%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND

OBJECTIVE:

To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

May 31, 2006

Energy

C-Class

May 31, 2006

Swap Agreements

Equity Index

Health Care

H-Class

May 31, 2006

Industrials

80%

Ten Largest Holdings (% of Total Net Assets)

Futures Contracts

Exterran Holdings, Inc.

0.3%

60%

0.2%

Consumer Discretionary

CF Industries Holdings, Inc.

0.3%

Flir Systems, Inc.

Chipotle Mexican Grill, Inc.

Health Care

Industrials

Information Technology

0.2%

Consumer Discretionary

40%

Priceline.com, Inc.

0.2%

Information Technology

Time Warner Telecom, Inc. — Class A

0.2%

20%

Financials

Hologic, Inc.

0.2%

Financials

Sotheby’s Holdings, Inc. — Class A

0.2%

Other

Other

ON Semiconductor Corp.

0.2%

0%

Alexandria Real Estate Equities, Inc.

0.2%

Russell 2000® Fund

Russell 2000 Index

Top Ten Total

2.2%

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Russell 2000 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Energy

A-Class

March 31, 2004

Health Care

C-Class

February 20, 2004

80%

Industrials

H-Class

February 20, 2004

The Fund invests principally in derivative investments

60%

Consumer Discretionary

Information Technology

40%

Financials

such as equity index swap agreements, futures

20%

contracts, and options on index futures.

0%

Other

-20%

Futures Contracts Short Sales

-40%

Agreements Short Sales

-60%

Equity Index Swap

-80%

Inverse Russell 2000®

Russell 2000 Index

-100%

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE:

To provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

120%

Investor Class

January 3, 1994

Advisor Class

August 1, 2003

100%

Futures Contracts

A-Class

March 31, 2004

C-Class

May 2, 2001

80%

The Fund invests principally in U.S. Government

securities and in derivative investments such as

60%

futures and options contracts.

U.S. Treasury Obligations

40%

20%

Government Long Bond 1.2x Strategy Fund

0%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE:

To provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily currently 30 years.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

20%

Investor Class

March 3, 1995

Advisor Class

August 1, 2003

0%

U.S. Treasury Obligations Short Sales

A-Class

March 31, 2004

-20%

C-Class

March 28, 2001

-40%

The Fund invests principally in derivative investments

Short Sales

Futures Contracts

such as futures contracts and options on index

-60%

futures.

-80%

-100%

Inverse Government Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

14

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that correlate to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

April 16, 2007

CAA Rated Bonds

C-Class

April 16, 2007

H-Class

April 16, 2007

75%

The Fund invests principally in derivative investments

BA Rated Bonds

such as high yield credit default swap agreements

and futures contracts.

50%

Credit Default Swap Agreements

High Yield

Protection Sold

B Rated Bonds

25%

0%

Other

High Yield Strategy Fund

Lehman Brothers U.S.

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

H-Class

April 16, 2007

CAA Rated Bonds

A-Class

April 16, 2007

80%

C-Class

April 16, 2007

The Fund invests principally in derivative investments

60%

BA Rated Bonds

40%

such as high yield credit default swap agreements

20%

and futures contracts.

B Rated Bonds

0%

Other

-20%

-40%

High Yield

-60%

Agreement Protection

Credit Default Swap

Purchased

-80%

-100%

Inverse High Yield

Lehman Brothers U.S.

Strategy Fund

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Dow Jones STOXX 50 IndexSM.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

Futures

125%

C-Class

May 10, 2001

H-Class

May 8, 2000

Contracts

100%

Equity Index

Basic Materials

Ten Largest Holdings (% of Total Net Assets)

Swap Agreements

Telecommunication Services

HSBC Holdings PLC — SP ADR

3.3%

Total SA — SP ADR

75%

Energy

BP PLC — SP ADR

2.8%

2.6%

Telecommunication Services

Consumer, Non-Cyclical

50%

GlaxoSmithKline PLC — SP ADR

2.6%

Health Care

Vodafone Group PLC — SP ADR

2.5%

Energy

Novartis AG — SP ADR

2.3%

25%

Financials

Royal Dutch Shell PLC — SP ADR

2.2%

Telefonica SA — SP ADR

2.1%

Financials

Nokia Oyj — SP ADR

1.8%

0%

Banco Santander Central

Other

Other

Europe 1.25x

Dow Jones STOXX 50 Index

Hispano SA — SP ADR

1.8%

Strategy Fund

Top Ten Total

24.0%

“Ten Largest Holdings” excludes any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

JAPAN 1.25x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Topix 100 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

125%

A-Class

March 31, 2004

C-Class

March 1, 2002

H-Class

May 8, 2000

100%

Technology

Communications

The Fund invests principally in derivative investments

Basic Materials

such as equity index swap agreements, futures

75%

Consumer, Non-Cyclical

Equity Index

contracts, and options on index futures.

Swap Agreements

Industrials

Consumer, Cyclical

50%

Financials

25%

0%

Futures Contracts

Other

Japan 1.25x Strategy Fund

Topix 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

16

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap value securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Health Care

Health Care

C-Class

February 20, 2004

Consumer Staples

Consumer Staples

H-Class

February 20, 2004

Ten Largest Holdings (% of Total Net Assets)

Utilities

Utilities

75%

Information Technology

Nash Finch Co.

2.4%

Information Technology

Materials

Materials

Libbey, Inc.

2.3%

50%

Ryerson, Inc.

1.9%

Industrials

Industrials

Central Vermont Public Service Corp.

1.9%

Penford Corp.

1.5%

25%

MIVA, Inc.

1.4%

Spherion Corp.

1.4%

Financials

Financials

Consumer Discretionary

Consumer Discretionary

C&D Technologies, Inc.

1.4%

Standard Register Co.

1.3%

0%

Superior Industries International, Inc.

1.3%

Other

Small-Cap Value Fund

S&P SmallCap 600/Citigroup

Pure Value Index

Top Ten Total

16.8%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MID-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for mid-cap value securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Consumer Staples

Consumer Staples

C-Class

February 20, 2004

Information Technology

Information Technology

H-Class

February 20, 2004

75%

Industrials

Industrials

Ten Largest Holdings (% of Total Net Assets)

Lyondell Chemical Co.

3.5%

Avis Budget Group, Inc.

2.5%

Materials

Materials

50%

Financials

Financials

Lear Corp.

2.3%

Avnet, Inc.

2.0%

Olin Corp.

2.0%

Consumer Discretionary

Consumer Discretionary

Energy East Corp.

1.9%

25%

Universal Corp.

1.7%

Utilities

Utilities

Modine Manufacturing Co.

1.7%

Other

Black Hills Corp.

1.6%

0%

Timken Co.

1.6%

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

Top Ten Total

20.8%

Pure Value Index

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for large-cap value securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Industrials

Industrials

C-Class

February 20, 2004

Consumer Staples

Consumer Staples

H-Class

February 20, 2004

75%

Materials

Materials

Ten Largest Holdings (% of Total Net Assets)

Telecommunication Services

Telecommunication Services

Ford Motor Co.

2.7%

Utilities

Utilities

Embarq Corp.

1.9%

Fannie Mae

50%

1.9%

Integrys Energy Group, Inc.

1.7%

Consumer Discretionary

Consumer Discretionary

General Motors Corp.

1.6%

SUPERVALU, Inc.

1.5%

Financials

Financials

25%

Verizon Communications, Inc.

1.3%

Cummins, Inc.

1.3%

Other

ConocoPhillips

1.3%

0%

DTE Energy Co.

1.3%

Other

Large-Cap Value Fund

S&P 500/Citigroup

Pure Value Index

Top Ten Total

16.5%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

SMALL-CAP GROWTH FUND

OBJECTIVE: To provide investment results that match the performance of a benchmark for small-cap growth securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

H-Class

Energy

Energy

C-Class

February 20, 2004

Industrials

Industrials

February 20, 2004

75%

Financials

Financials

Ten Largest Holdings (% of Total Net Assets)

Flir Systems, Inc.

2.0%

Health Care

Health Care

Bankrate, Inc.

1.4%

Itron, Inc.

1.4%

50%

Information Technology

j2 Global Communications, Inc.

1.4%

Information Technology

optionsXpress Holdings, Inc.

1.3%

Possis Medical, Inc.

1.3%

25%

Integra LifeSciences Holdings Corp.

1.3%

Consumer Discretionary

Consumer Discretionary

EPIQ Systems, Inc.

1.2%

Ceradyne, Inc.

1.2%

0%

Other

Other

PetMed Express, Inc.

1.2%

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Top Ten Total

13.7%

“Ten Largest Holdings” exclude any temporary

Pure Growth Index

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for mid-cap growth securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Financials

Financials

C-Class

February 20, 2004

Energy

Energy

H-Class

February 20, 2004

Industrials

Industrials

Ten Largest Holdings (% of Total Net Assets)

75%

GameStop Corp. — Class A

2.1%

Cytyc Corp.

1.9%

Information Technology

Information Technology

Health Care

Health Care

ITT Educational Services, Inc.

1.7%

50%

Gen-Probe, Inc.

1.7%

Energizer Holdings, Inc.

1.6%

Corinthian Colleges, Inc.

1.5%

25%

Consumer Discretionary

Consumer Discretionary

Strayer Education, Inc.

1.5%

DST Systems, Inc.

1.5%

Hansen Natural Corp.

1.5%

0%

Western Digital Corp.

1.5%

Other

Other

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Pure Growth Index

Top Ten Total

16.5%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

LARGE-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap growth securities.

The Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

September 1, 2004

Financials

Industrials

Industrials

C-Class

February 20, 2004

Financials

H-Class

February 20, 2004

Ten Largest Holdings (% of Total Net Assets)

Consumer Staples

Consumer Staples

75%

Energy

Amazon.com, Inc.

2.8%

Energy

1.6%

Apollo Group, Inc. — Class A

1.5%

Information Technology

Information Technology

Express Scripts, Inc.

50%

XTO Energy, Inc.

1.5%

Consumer Discretionary

Consumer Discretionary

Hospira, Inc.

1.4%

25%

Google, Inc. — Class A

1.3%

Coventry Health Care, Inc.

1.3%

Health Care

Health Care

Coach, Inc.

1.3%

Other

Gilead Sciences, Inc.

Other

1.2%

Large-Cap Growth Fund

S&P 500/Citigroup

0%

Apache Corp.

1.2%

Top Ten Total

Pure Growth Index

15.1%

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE:

To provide security of principal, high current income and liquidity by investing in securities issued by the U.S.

Government, its agencies or instrumentalities.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

Investor Class

December 1, 1993

Federal Home Loan Bank—FAB

Advisor Class

April 1, 1998

A-Class

Federal Farm Credit Bank—FADN

March 31, 2004

80%

C-Class

October 19, 2000

Farmer Mac—FADN

Fannie Mae—FADN

The Fund invests principally in U.S. Government

60%

securities.

Freddie Mac—FADN

40%

20%

Federal Home Loan Bank—FADN

Repurchase Agreements

0%

U.S. Government Money Market Fund

FAB — Federal Agency Bonds

FADN — Federal Agency Discount Notes

20

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

NOVA FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 76.4%

Discover Financial Services*

2,620

$

54,496

AFLAC, Inc.

340

19,394

FINANCIALS 14.3%

Citigroup, Inc.

51,500

$

2,403,505

Total Financials

29,223,601

INFORMATION TECHNOLOGY 11.7%

Bank of America Corp.

45,440

2,284,269

Cisco Systems, Inc.*

79,900

2,645,489

JPMorgan Chase & Co.

46,270

2,120,091

Microsoft Corp.

85,690

2,524,427

American International Group,

Inc.

25,370

1,716,280

International Business Machines

Corp.†

18,510

2,180,478

Wells Fargo & Co.

47,830

1,703,705

Wachovia Corp.†

28,480

1,428,272

Hewlett-Packard Co.

36,750

1,829,783

Intel Corp.

54,770

1,416,352

Morgan Stanley†

17,050

1,074,150

Oracle Corp.*

59,890

1,296,619

Prudential Financial, Inc.

8,850

863,583

Travelers Cos, Inc.

13,800

Apple, Inc.*

7,750

1,189,935

694,692

Google, Inc. — Class A*

1,950

1,106,177

Goldman Sachs Group, Inc.

3,159

684,682

Bank of New York Mellon Corp.

15,200

EMC Corp*

41,200

856,960

670,928

eBay, Inc.*†

21,260

829,565

Hartford Financial Services Group,

Applied Materials, Inc.

29,660

613,962

Inc.†

7,180

664,509

Xerox Corp.*

29,460

510,836

SunTrust Banks, Inc.

8,020

606,873

Capital One Financial Corp.

8,940

593,884

Qualcomm, Inc.

11,650

492,329

Loews Corp.

12,010

580,684

Computer Sciences Corp.*

7,990

446,641

Tyco Electronics Ltd.

12,470

441,812

Allstate Corp.

9,970

570,184

BMC Software, Inc.*

PNC Financial Services Group,

13,630

425,665

Fiserv, Inc.*

8,350

Inc.†

8,180

557,058

424,681

Electronic Data Systems Corp.

19,320

421,949

Franklin Resources, Inc.†

4,330

552,075

Dell, Inc.*

15,240

420,624

Lincoln National Corp.

8,360

551,509

ACE Ltd.

9,090

KLA-Tencor Corp.†

7,250

404,405

550,581

Regions Financial Corp.†

Avaya, Inc.*

23,640

400,934

18,100

533,588

American Express Co.†

8,830

524,237

LSI Logic Corp.*

49,870

370,035

Genworth Financial, Inc. —

Convergys Corp.*

20,840

361,782

Class A

16,980

521,795

Novellus Systems, Inc.*

12,980

353,835

Fidelity National Information

Bear Stearns Cos., Inc.

3,990

490,012

Services, Inc.

Merrill Lynch & Co., Inc.

6,040

430,531

7,900

350,523

Legg Mason, Inc.

5,020

Tellabs, Inc.*

34,670

330,058

423,136

Fannie Mae

6,770

411,684

Compuware Corp.*

38,250

306,765

Teradyne, Inc.*

XL Capital Ltd.†

5,130

406,296

21,640

298,632

Texas Instruments, Inc.

7,620

278,816

M&T Bank Corp.

3,850

398,283

Assurant, Inc.

7,430

397,505

Motorola, Inc.

9,190

170,291

Corning, Inc.

5,660

139,519

American Capital Strategies,

Ltd.†

9,100

388,843

Yahoo!, Inc.*†

1,580

42,407

ProLogis

Automatic Data Processing, Inc.

190

8,727

5,780

383,503

Torchmark Corp.

6,030

375,790

Total Information Technology

23,891,013

SAFECO Corp.†

5,600

342,832

INDUSTRIALS 9.5%

Janus Capital Group, Inc.†

11,930

337,380

General Electric Co.

111,510

4,616,514

U.S. Bancorp†

10,120

329,204

Caterpillar, Inc.†

11,250

882,337

E*Trade Financial Corp.*†

22,850

298,421

Honeywell International, Inc.†

13,950

829,606

Ambac Financial Group, Inc.†

4,110

258,560

Lockheed Martin Corp.

7,300

791,977

MetLife, Inc.†

3,700

258,001

Emerson Electric Co.

14,390

765,836

MGIC Investment Corp.

7,200

232,632

General Dynamics Corp.

8,730

737,423

Zions Bancorporation

3,190

219,057

Raytheon Co.†

10,580

675,216

Freddie Mac

2,860

168,769

United Parcel Service, Inc. —

Lehman Brothers Holdings,

Class B†

8,550

642,105

Inc.†

1,210

74,693

Union Pacific Corp.

5,670

641,050

Washington Mutual, Inc.†

2,080

73,445

Burlington Northern Santa Fe

Corp.†

7,790

632,314

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

NOVA FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Northrop Grumman Corp.

7,990

$

623,220

CIGNA Corp.

9,960

$

530,768

Illinois Tool Works, Inc.

10,290

613,696

Zimmer Holdings, Inc.*

6,500

526,435

Boeing Co.

5,740

602,643

Humana, Inc.*

7,070

494,052

United Technologies Corp.

7,420

597,162

Coventry Health Care, Inc.*

7,650

475,907

Norfolk Southern Corp.

10,670

553,880

Medtronic, Inc.†

7,720

435,485

Danaher Corp.

6,420

530,998

Wyeth

9,630

429,017

Eaton Corp.

5,150

510,056

Laboratory Corporation of

Parker Hannifin Corp.

4,560

509,945

America Holdings*†

5,370

420,095

CSX Corp.†

11,590

495,241

Waters Corp.*

6,130

410,220

3M Co.†

4,890

457,606

AmerisourceBergen Corp.

8,540

387,118

L-3 Communications Holdings,

Mylan Laboratories, Inc.†

24,180

385,913

Inc.

4,470

456,566

PerkinElmer, Inc.

12,520

365,709

Dover Corp.

8,440

430,018

Watson Pharmaceuticals, Inc.*

11,270

365,148

Cooper Industries Ltd. —

Eli Lilly & Co.

6,320

359,798

Class A†

8,140

415,873

Bristol-Myers Squibb Co.

12,370

356,503

W.W. Grainger, Inc.

4,360

397,588

Thermo Fisher Scientific, Inc.*

5,380

310,534

Cintas Corp.†

9,480

351,708

King Pharmaceuticals, Inc.*†

24,290

284,679

Cummins, Inc.

2,350

300,541

Medco Health Solutions, Inc.*

3,060

276,593

Allied Waste Industries, Inc.*†

20,000

255,000

Gilead Sciences, Inc.*

2,840

116,071

Precision Castparts Corp.

790

116,904

Covidien Ltd.*

160

6,640

FedEx Corp.

860

90,085

Total Health Care

18,423,213

Deere & Co.†

140

20,779

Total Industrials

19,543,887

CONSUMER DISCRETIONARY 7.8%

Walt Disney Co.†

32,450

1,115,955

ENERGY 9.2%

Time Warner, Inc.

60,240

1,106,006

Exxon Mobil Corp.†

68,070

6,300,559

News Corp. — Class A

41,410

910,606

Chevron Corp.

28,670

2,682,938

Comcast Corp. — Class A*†

29,610

715,970

ConocoPhillips

22,740

1,995,890

Viacom, Inc. — Class B*

15,940

621,182

Schlumberger Ltd.†

10,630

1,116,150

Nike, Inc. — Class B

9,910

581,321

Occidental Petroleum Corp.

15,120

968,890

CBS Corp.†

18,160

572,040

Marathon Oil Corp.

14,030

799,991

DIRECTV Group, Inc.*

22,650

549,942

Valero Energy Corp.

11,300

759,134

Starwood Hotels & Resorts

Devon Energy Corp.

9,080

755,456

Worldwide, Inc.

7,750

470,812

Transocean, Inc.*†

6,320

714,476

Macy’s, Inc.

14,230

459,914

National-Oilwell Varco, Inc.*

4,760

687,820

J.C. Penney Co., Inc.†

7,200

456,264

Noble Corp.

9,460

464,013

McDonald’s Corp.

7,920

431,402

XTO Energy, Inc.

6,590

407,526

IAC/ InterActiveCorp*†

14,010

415,677

ENSCO International, Inc.†

7,090

397,749

Genuine Parts Co.

8,110

405,500

BJ Services Co.

14,880

395,064

Home Depot, Inc.†

12,490

405,176

Rowan Cos., Inc.†

9,080

332,146

Big Lots, Inc.*†

13,240

395,082

Halliburton Co.†

1,440

55,296

Gannett Co., Inc.

9,030

394,611

Apache Corp.

190

17,111

Sherwin-Williams Co.†

5,780

379,804

Total Energy

18,850,209

Harley-Davidson, Inc.†

8,070

372,915

HEALTH CARE 9.0%

Meredith Corp.

6,360

364,428

Pfizer, Inc.

88,010

2,150,084

TJX Cos., Inc.

12,290

357,270

Johnson & Johnson, Inc.

28,760

1,889,532

Stanley Works†

6,260

351,374

UnitedHealth Group, Inc.

21,900

1,060,617

Snap-On, Inc.

7,070

350,248

Merck & Co., Inc.

19,380

1,001,752

Family Dollar Stores, Inc.†

12,900

342,624

Amgen, Inc.*†

17,350

981,489

Office Depot, Inc.*

16,600

342,292

Schering-Plough Corp.

28,240

893,231

Black & Decker Corp.†

4,090

340,697

WellPoint, Inc.*

10,960

864,963

OfficeMax, Inc.

9,580

328,307

Baxter International, Inc.

13,240

745,147

Target Corp.

5,130

326,114

Abbott Laboratories

12,490

669,714

Leggett & Platt, Inc.†

16,390

314,032

Aetna, Inc.

12,300

667,521

Dillard’s, Inc. — Class A†

13,980

305,183

Biogen Idec, Inc.*

8,480

562,478

Kohl’s Corp.*

5,070

290,663

22

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

NOVA FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Hasbro, Inc.†

8,800

$

245,344

Constellation Energy Group,

Centex Corp.†

9,100

241,787

Inc.

5,630

$

482,998

Darden Restaurants, Inc.

5,700

238,602

Consolidated Edison, Inc.†

9,360

433,368

Lowe’s Cos., Inc.

6,650

186,333

DTE Energy Co.†

8,230

398,661

KB HOME†

5,830

146,100

Nicor, Inc.†

8,330

357,357

RadioShack Corp.†

3,910

80,781

CenterPoint Energy, Inc.†

22,180

355,545

Brunswick Corp.†

2,580

58,979

TECO Energy, Inc.†

20,850

342,566

Mattel, Inc.

1,590

37,301

Exelon Corp.

3,880

292,397

Clear Channel Communications,

Dominion Resources, Inc.

780

65,754

Inc.

380

14,227

TXU Corp.

670

45,875

Carnival Corp.†

280

13,560

Southern Co.

750

27,210

Total Consumer Discretionary

16,036,425

Total Utilities

5,490,963

CONSUMER STAPLES 6.6%

MATERIALS 2.5%

Procter & Gamble Co.

33,820

2,378,899

Freeport-McMoRan Copper &

Altria Group, Inc.

28,860

2,006,636

Gold, Inc. — Class B

7,900

828,631

Wal-Mart Stores, Inc.

30,650

1,337,872

Dow Chemical Co.

18,120

780,247

PepsiCo, Inc.

14,500

1,062,270

Alcoa, Inc.

18,690

731,153

Coca-Cola Co.

18,050

1,037,333

United States Steel Corp.†

4,900

519,106

CVS Corp.

22,820

904,357

Ashland, Inc.†

6,500

391,365

Kroger Co.

20,240

577,245

Sealed Air Corp.†

14,010

358,096

Kimberly-Clark Corp.

8,000

562,080

Pactiv Corp.*

12,130

347,646

General Mills, Inc.

9,390

544,714

Temple-Inland, Inc.†

6,380

335,779

H.J. Heinz Co.

10,820

499,884

Bemis Co.

11,240

327,196

Safeway, Inc.

14,860

492,015

E.I. du Pont de Nemours

Molson Coors Brewing Co. —

and Co.

4,630

229,463

Class B

4,190

417,617

Allegheny Technologies, Inc.

1,850

203,408

Pepsi Bottling Group, Inc.†

10,250

380,992

Monsanto Co.†

2,050

175,767

Clorox Co.

6,230

379,968

Total Materials

5,227,857

Kraft Foods, Inc. — Class A

9,530

328,880

Total Common Stocks

Walgreen Co.

5,230

247,065

Kellogg Co.

2,430

136,080

(Cost $119,904,409)

156,511,466

Anheuser-Busch Cos., Inc.

2,570

128,474

FACE

Colgate-Palmolive Co.

1,450

103,414

AMOUNT

REPURCHASE AGREEMENTS 23.1%

Costco Wholesale Corp.

410

25,162

Total Consumer Staples

13,550,957

TELECOMMUNICATION SERVICES 3.1%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

AT&T, Inc.

79,530

3,364,914

issued 09/28/07 at 3.96%

Verizon Communications, Inc.

40,870

1,809,724

due 10/01/07

$21,902,445

21,902,445

CenturyTel, Inc.

8,440

390,097

Lehman Brothers Holdings, Inc.

Citizens Communications Co.†

25,800

369,456

issued 09/28/07 at 3.90%

Sprint Nextel Corp.†

17,850

339,150

due 10/01/07††

13,077,549

13,077,549

Total Telecommunication Services

6,273,341

Credit Suisse Group

UTILITIES 2.7%

issued 09/28/07 at 3.95%

FPL Group, Inc.†

9,590

583,839

due 10/01/07††

9,659,750

9,659,750

Duke Energy Corp.†

30,010

560,887

Morgan Stanley

Edison International

9,440

523,448

issued 09/28/07 at 3.80%

PG&E Corp.

10,880

520,064

due 10/01/07

2,576,758

2,576,758

Sempra Energy

8,620

500,994

Total Repurchase Agreements

(Cost $47,216,502)

47,216,502

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

NOVA FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 9.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$19,162,855

$

19,162,855

Total Securities Lending Collateral

(Cost $19,162,855)

19,162,855

Total Investments 108.9%

(Cost $186,283,766)

$ 222,890,823

Liabilities in Excess of

Other Assets – (8.9)%

$  (18,173,502)

Net Assets – 100.0%

$ 204,717,321

UNREALIZED

CONTRACTS

GAIN

(NOTE 1)

FUTURES CONTRACTS PURCHASED

December 2007 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $46,762,800)

608

$

1,050,298

UNITS

EQUITY INDEX SWAP AGREEMENTS

December 2007 S&P 500 Index

Swap, Terminating 12/28/07**

(Notional Market Value

$98,023,270)

64,204

$

1,756,141

December 2007 S&P 500 Index

Swap,Terminating 12/14/07**

(Notional Market Value

$5,579,273)

3,654

138,405

(Total Notional Market

Value $103,602,543)

$

1,894,546

** Price Return based on S&P 500 Index +/- financing at a variable rate.

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

24

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

S&P 500 FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 39.1%

Genworth Financial, Inc. — Class A

330

$

10,141

Aon Corp.

220

9,858

FINANCIALS 7.8%

General Growth Properties,

Citigroup, Inc.

3,660

$

170,812

Inc.†

180

9,652

Bank of America Corp.

3,260

163,880

Archstone-Smith Trust

160

9,622

American International Group,

KeyCorp†

290

9,376

Inc.

1,880

127,182

Boston Properties, Inc.†

90
9,351

JPMorgan Chase & Co.

2,490

114,092

Northern Trust Corp.†

140

9,278

Wells Fargo & Co.

2,460

87,625

KIMCO Realty Corp.

190

8,590

Wachovia Corp.†

1,400

70,210

Marshall & Ilsley Corp.

196

8,579

Goldman Sachs Group, Inc.†

300

65,022

Equity Residential

200

8,472

American Express Co.†

870

51,652

Host Hotels & Resorts, Inc.

376

8,437

Morgan Stanley†

770

48,510

Legg Mason, Inc.

100

8,429

Merrill Lynch & Co., Inc.

630

44,906

Moody’s Corp.

160

8,064

Fannie Mae

720

43,783

Countrywide Financial Corp.

420

7,984

U.S. Bancorp†

1,270

41,313

IntercontinentalExchange, Inc.*

50

7,595

MetLife, Inc.†

550

38,352

Discover Financial Services*

350

7,280

Bank of New York Mellon Corp.

844

37,254

AvalonBay Communities, Inc.

60

7,084

Prudential Financial, Inc.

336

32,787

Public Storage, Inc.

86

6,764

Freddie Mac

480

28,325

Synovus Financial Corp.

240

6,732

Allstate Corp.

430

24,592

UnumProvident Corp.†

270

6,607

Travelers Cos, Inc.

480

24,163

Hudson City Bancorp, Inc.

390

5,998

Lehman Brothers Holdings, Inc.†

390

24,075

American Capital Strategies,

CME Group, Inc.

40

23,494

Ltd.†

140

5,982

Washington Mutual, Inc.†

640

22,598

Leucadia National Corp.

120

5,786

Hartford Financial Services Group,

M&T Bank Corp.†

55

5,690

Inc.†

226

20,916

Comerica, Inc.

110

5,641

AFLAC, Inc.

360

20,534

Plum Creek Timber Co., Inc.

Capital One Financial Corp.

306

20,328

(REIT)†

126

5,640

State Street Corp.

290

19,766

CIT Group, Inc.

140

5,628

SunTrust Banks, Inc.

260

19,674

MBIA, Inc.

90

5,495

PNC Financial Services Group,

Cincinnati Financial Corp.

126

5,457

Inc.†

250

17,025

Commerce Bancorp, Inc.†

136

5,274

BB&T Corp.

410

16,560

Zions Bancorporation

75

5,150

Simon Property Group, Inc.

160

16,000

Developers Diversified Realty

Loews Corp.

330

15,956

Corp.

90

5,028

Chubb Corp.†

290

15,556

SAFECO Corp.†

80

4,898

Regions Financial Corp.†

520

15,330

Huntington Bancshares, Inc.†

270

4,585

Franklin Resources, Inc.†

120

15,300

Sovereign Bancorp, Inc.

260

4,430

Charles Schwab Corp.

700

15,120

Ambac Financial Group, Inc.†

70

4,404

SLM Corp.

296

14,702

Torchmark Corp.

70

4,362

ACE Ltd.

240

14,537

E*Trade Financial Corp.*†

310

4,049

Fifth Third Bancorp†

390

13,213

CB Richard Ellis Group, Inc. —

Lincoln National Corp.

200

13,194

Class A*†

140

3,898

Principal Financial Group, Inc.

200

12,618

Assurant, Inc.

66

3,531

ProLogis†

186

12,341

Janus Capital Group, Inc.†

120

3,394

National City Corp.†

470

11,792

Apartment Investment &

Bear Stearns Cos., Inc.

90

11,053

Management Co. — Class A†

70

3,159

Vornado Realty Trust†

100

10,935

First Horizon National Corp.†

90

2,399

Ameriprise Financial, Inc.†

170

10,729

Federated Investors, Inc. —

T. Rowe Price Group, Inc.†

190

10,581

Class B†

60

2,382

XL Capital Ltd.

130

10,296

MGIC Investment Corp.†

55

1,777

Progressive Corp.

530

10,287

Total Financials

Marsh & McLennan Cos., Inc.

400

10,200

1,961,102

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

S&P 500 FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INFORMATION TECHNOLOGY 6.3%

Linear Technology Corp.†

160

$

5,598

Microsoft Corp.

5,920

$

174,403

Fidelity National Information

Cisco Systems, Inc.*

4,480

148,333

Services, Inc.

120

5,324

International Business Machines

Advanced Micro Devices, Inc.*†

398

5,254

Corp.†

1,000

117,800

Citrix Systems, Inc.*†

130

5,242

Intel Corp.

4,290

110,939

National Semiconductor Corp.†

180

4,882

Apple, Inc.*

638

97,959

BMC Software, Inc.*

150

4,684

Google, Inc. — Class A*

166

94,167

LSI Logic Corp.*

530

3,933

Hewlett-Packard Co.

1,890

94,103

Affiliated Computer Services,

Oracle Corp.*

2,890

62,568

Inc. — Class A*

70

3,517

Qualcomm, Inc.

1,230

51,980

Akamai Technologies, Inc.*

120

3,448

Dell, Inc.*

1,670

46,092

Jabil Circuit, Inc.

150

3,426

Texas Instruments, Inc.

1,050

38,419

Tellabs, Inc.*

320

3,046

eBay, Inc.*†

840

32,777

Molex, Inc.

110

2,962

EMC Corp*

1,540

32,032

Lexmark International, Inc.*

70

2,907

Motorola, Inc.

1,700

31,501

Solectron Corp.*

670

2,613

Corning, Inc.

1,156

28,495

Novellus Systems, Inc.*†

90

2,453

Yahoo!, Inc.*†

990

26,572

JDS Uniphase Corp.*

156

2,334

Applied Materials, Inc.

1,010

20,907

Ciena Corp.*

60

2,285

Adobe Systems, Inc.*

430

18,774

Novell, Inc.*

258

1,971

Automatic Data Processing, Inc.

390

17,913

Teradyne, Inc.*

140

1,932

Sun Microsystems, Inc.*

2,600

14,586

Compuware Corp.*

220

1,764

Nvidia Corp.*

400

14,496

Convergys Corp.*

100

1,736

Juniper Networks, Inc.*†

380

13,912

Unisys Corp.*

260

1,721

Tyco Electronics Ltd.

374

13,251

Tektronix, Inc.

60

1,664

Electronic Arts, Inc.*

230

12,878

QLogic Corp.*†

110

1,479

Symantec Corp.*†

660

12,791

Total Information Technology

Broadcom Corp. — Class A*†

336

12,244

1,598,709

Xerox Corp.*

690

11,965

ENERGY 4.6%

Western Union Co.

570

11,953

Exxon Mobil Corp.

4,080

377,645

Agilent Technologies, Inc.*

280

Chevron Corp.

1,570

146,921

10,326

Paychex, Inc.†

250

ConocoPhillips

1,200

105,324

10,250

MEMC Electronic Materials, Inc.*

170

10,006

Schlumberger Ltd.†

880

92,400

SanDisk Corp.*

170

9,367

Occidental Petroleum Corp.

610

39,089

Marathon Oil Corp.

500

28,510

Cognizant Technology Solutions

Corp. — Class A*

110

8,775

Valero Energy Corp.

410

27,544

Devon Energy Corp.

330

27,456

Autodesk, Inc.*

170

8,495

Halliburton Co.

Analog Devices, Inc.†

230

8,317

650

24,960

Electronic Data Systems Corp.

367

8,015

Transocean, Inc.*†

210

23,740

KLA-Tencor Corp.†

140

Apache Corp.

240

21,614

7,809

Baker Hughes, Inc.†

226

20,424

CA, Inc.

290

7,459

Intuit, Inc.*†

Anadarko Petroleum Corp.

340

18,275

246

7,454

National-Oilwell Varco, Inc.*

126

Computer Sciences Corp.*

126

7,043

18,207

Network Appliance, Inc.*†

260

XTO Energy, Inc.

280

17,315

6,997

NCR Corp.*

130

6,474

Weatherford International Ltd.*

250

16,795

Williams Cos., Inc.

440

14,986

Altera Corp.

260

6,261

Micron Technology, Inc.*†

556

6,172

Hess Corp.

200

13,306

EOG Resources, Inc.†

180

13,019

Fiserv, Inc.*

120

6,103

Spectra Energy Corp.†

460

11,261

VeriSign, Inc.*

180

6,073

Microchip Technology, Inc.

160

5,811

Smith International, Inc.

150

10,710

Avaya, Inc.*

340

5,766

Chesapeake Energy Corp.†

300

10,578

Xilinx, Inc.†

220

5,751

Noble Corp.

200

9,810

Murphy Oil Corp.†

140

9,785

Peabody Energy Corp.†

200

9,574

26

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

S&P 500 FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

El Paso Corp.

510

$

8,655

Barr Pharmaceuticals, Inc.*

75

$

4,268

Nabors Industries Ltd.*†

210

6,462

Patterson Cos., Inc.*†

100

3,861

Sunoco, Inc.†

90

6,370

Varian Medical Systems, Inc.*†

90

3,770

Consol Energy, Inc.

130

6,058

Manor Care, Inc.

50

3,220

ENSCO International, Inc.†

105

5,890

Mylan Laboratories, Inc.

180

2,873

BJ Services Co.

210

5,576

Millipore Corp.*†

36

2,729

Tesoro Corp.

100

4,602

Watson Pharmaceuticals, Inc.*

80

2,592

Rowan Cos., Inc.†

76

2,780

PerkinElmer, Inc.

86

2,512

Total Energy

1,155,641

Bausch & Lomb, Inc.

36

2,304

HEALTH CARE 4.5%

King Pharmaceuticals, Inc.*†

180

2,110

Johnson & Johnson, Inc.

2,130

139,941

Tenet Healthcare Corp.*†

350

1,176

Pfizer, Inc.

5,090

124,349

Total Health Care

1,149,199

Merck & Co., Inc.

1,600

82,704

INDUSTRIALS 4.5%

Abbott Laboratories

1,140

61,127

General Electric Co.

7,530

311,742

UnitedHealth Group, Inc.

970

46,977

Boeing Co.

580

60,894

Medtronic, Inc.†

830

46,820

United Technologies Corp.

730

58,750

Amgen, Inc.*†

800

45,256

United Parcel Service, Inc. —

Wyeth

990

44,104

Class B

770

57,827

Bristol-Myers Squibb Co.

1,450

41,789

3M Co.†

530

49,597

Eli Lilly & Co.

730

41,559

Caterpillar, Inc.

470

36,862

Schering-Plough Corp.

1,190

37,640

Honeywell International, Inc.

550

32,708

WellPoint, Inc.*

440

34,725

Emerson Electric Co.

580

30,868

Gilead Sciences, Inc.*

680

27,791

Lockheed Martin Corp.

256

27,773

Baxter International, Inc.

470

26,452

General Dynamics Corp.

298

25,172

Aetna, Inc.

380

20,623

FedEx Corp.

230

24,092

Celgene Corp.*†

276

19,681

Deere & Co.†

160

23,747

Medco Health Solutions, Inc.*

200

18,078

Union Pacific Corp.

200

22,612

Thermo Fisher Scientific, Inc.*

310

17,893

Raytheon Co.†

320

20,422

Cardinal Health, Inc.

270

16,883

Northrop Grumman Corp.

250

19,500

Covidien Ltd.*

374

15,521

Illinois Tool Works, Inc.

310

18,488

Allergan, Inc.

230

14,828

Burlington Northern Santa Fe

Becton, Dickinson & Co.†

180

14,769

Corp.†

220

17,857

Biogen Idec, Inc.*

210

13,929

Tyco International Ltd.†

374

16,583

Boston Scientific Corp.*

980

13,671

Paccar, Inc.

180

15,345

Zimmer Holdings, Inc.*

166

13,444

Norfolk Southern Corp.

290

15,054

McKesson Corp.

220

12,934

Danaher Corp.

180

14,888

Genzyme Corp.*

190

11,772

Precision Castparts Corp.

100

14,798

Stryker Corp.†

170

11,689

Waste Management, Inc.

380

14,341

CIGNA Corp.

210

11,191

CSX Corp.†

320

13,674

St. Jude Medical, Inc.*†

250

11,017

Ingersoll-Rand Co. — Class A

210

11,439

Express Scripts, Inc.*

190

10,606

Textron, Inc.

180

11,198

Forest Laboratories, Inc.*

230

8,577

Eaton Corp.

110

10,894

Humana, Inc.*

120

8,386

Cummins, Inc.

80

10,231

C.R. Bard, Inc.†

80

7,055

Parker Hannifin Corp.

90

10,065

Coventry Health Care, Inc.*

110

6,843

L-3 Communications Holdings,

Laboratory Corporation of

Inc.

90

9,193

America Holdings*†

86

6,728

ITT Industries, Inc.

126

8,559

Quest Diagnostics, Inc.†

110

6,355

Rockwell Collins, Inc.

116

8,473

AmerisourceBergen Corp.

130

5,893

Southwest Airlines Co.†

550

8,140

Hospira, Inc.*

120

4,974

Fluor Corp.

56

8,063

Applera Corp. — Applied

Rockwell Automation, Inc.

110

7,646

Biosystems Group

130

4,503

Dover Corp.

146

7,439

Waters Corp.*

66

4,417

Pitney Bowes, Inc.

160

7,267

IMS Health, Inc.

140

4,290

CH Robinson Worldwide, Inc.†

126

6,841

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

S&P 500 FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Cooper Industries Ltd. —

Tyson Foods, Inc. — Class A

196

$

3,499

Class A†

130

$

6,642

Estee Lauder Cos., Inc. —

Masco Corp.†

270

6,256

Class A†

80

3,397

Terex Corp.*

70

6,231

Constellation Brands, Inc. —

Goodrich Corp.

90

6,141

Class A*†

140

3,389

RR Donnelley & Sons Co.†

156

5,703

Dean Foods Co.

100

2,558

American Standard Cos., Inc.

130

4,631

Avery Dennison Corp.†

Total Consumer Staples

939,231

80

4,562

CONSUMER DISCRETIONARY 3.6%

W.W. Grainger, Inc.

50

4,560

Equifax, Inc.

100

3,812

Comcast Corp. — Class A*†

2,270

54,889

Time Warner, Inc.

2,740

50,306

Cintas Corp.†

95

3,525

Robert Half International, Inc.†

116

3,464

Walt Disney Co.†

1,430

49,178

Monster Worldwide, Inc.*†

100

3,406

McDonald’s Corp.

880

47,934

Home Depot, Inc.†

1,240

Pall Corp.

86

3,345

40,226

Target Corp.

Allied Waste Industries, Inc.*

205

2,614

620

39,413

Ryder System, Inc.†

40

1,960

News Corp. — Class A

1,700

37,383

Total Industrials

1,135,894

Lowe’s Cos., Inc.

1,090

30,542

Amazon.com, Inc.*†

220

20,493

CONSUMER STAPLES 3.7%

Viacom, Inc. — Class B*

500

19,485

Procter & Gamble Co.

2,290

161,079

Johnson Controls, Inc.

146

17,244

Altria Group, Inc.

1,546

107,493

Nike, Inc. — Class B

280

16,425

PepsiCo, Inc.

1,190

87,179

CBS Corp.

500

15,750

Coca-Cola Co.

1,460

83,906

Carnival Corp.

320

15,498

Wal-Mart Stores, Inc.

1,760

76,824

General Motors Corp.†

420

15,414

CVS Corp.

1,090

43,197

Starbucks Corp.*†

550

14,410

Kraft Foods, Inc. — Class A

1,160

40,032

Clear Channel Communications,

Walgreen Co.

730

34,485

Inc.

370

13,853

Anheuser-Busch Cos., Inc.

550

27,494

DIRECTV Group, Inc.*

560

13,597

Colgate-Palmolive Co.

370

26,388

Best Buy Co., Inc.†

290

13,346

Kimberly-Clark Corp.

310

21,781

Hilton Hotels Corp.†

286

13,296

Costco Wholesale Corp.

320

19,638

Kohl’s Corp.*

230

13,186

Sysco Corp.

450

16,015

Ford Motor Co.*†

1,540

13,075

Archer-Daniels-Midland Co.

470

15,548

Yum! Brands, Inc.

380

12,855

Kroger Co.

520

14,830

McGraw-Hill Cos., Inc.†

250

12,727

General Mills, Inc.

240

13,922

Coach, Inc.*

268

12,668

Avon Products, Inc.

320

12,010

Harrah’s Entertainment, Inc.

140

12,170

Kellogg Co.

190

10,640

Omnicom Group, Inc.†

240

11,542

H.J. Heinz Co.

230

10,626

Staples, Inc.

520

11,175

Safeway, Inc.

320

10,595

International Game Technology,

WM Wrigley Jr Co.

160

10,277

Inc.†

250

10,775

ConAgra Foods, Inc.

360

9,407

Macy’s, Inc.

320

10,342

Sara Lee Corp.

530

8,846

J.C. Penney Co., Inc.†

160

10,139

Reynolds American, Inc.†

126

8,012

Marriott International, Inc. —

Campbell Soup Co.

166

6,142

Class A

230

9,998

Clorox Co.

100

6,099

TJX Cos., Inc.†

330

9,593

UST, Inc.†

120

5,952

Starwood Hotels & Resorts

SUPERVALU, Inc.

148

5,773

Worldwide, Inc.

150

9,112

Hershey Co.†

120

5,569

Fortune Brands, Inc.†

110

8,964

Coca-Cola Enterprises, Inc.†

207

5,014

Harley-Davidson, Inc.

180

8,318

Molson Coors Brewing Co. —

Gannett Co., Inc.

166

7,254

Class B

50

4,984

Nordstrom, Inc.†

150

7,033

Whole Foods Market, Inc.†

100

4,896

Sears Holdings Corp.*†

55

6,996

Brown-Forman Corp. — Class B

60

4,495

Bed Bath & Beyond, Inc.*

200

6,824

Pepsi Bottling Group, Inc.†

98

3,643

Mattel, Inc.

290

6,803

McCormick & Co., Inc.

100

3,597

The Gap, Inc.

360

6,638

28

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

S&P 500 FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Genuine Parts Co.

120

$

6,000

Qwest Communications

Apollo Group, Inc. — Class A*

96

5,774

International, Inc.*†

1,170

$

10,717

Newell Rubbermaid, Inc.

200

5,764

Embarq Corp.

110

6,116

Eastman Kodak Co.†

210

5,620

Windstream Corp.†

350

4,942

VF Corp.

67

5,410

CenturyTel, Inc.

80

3,698

Whirlpool Corp.

60

5,346

Citizens Communications Co.

250

3,580

Limited Brands, Inc.†

230

5,265

Total Telecommunication Services

Sherwin-Williams Co.†

80

5,257

370,745

H&R Block, Inc.†

240

5,083

UTILITIES 1.3%

Tiffany & Co.

96

5,026

Exelon Corp.

496

37,379

TXU Corp.

340

23,280

Goodyear Tire & Rubber Co.*

160

4,866

Abercrombie & Fitch Co. —

Southern Co.

560

20,317

FPL Group, Inc.†

296

Class A

56

4,519

18,020

Dominion Resources, Inc.

Wyndham Worldwide Corp.

130

4,259

210

17,703

Duke Energy Corp.†

930

17,382

Darden Restaurants, Inc.

100

4,186

Public Service

IAC/InterActiveCorp*

140

4,154

Enterprise Group, Inc.

186

16,366

Office Depot, Inc.*

200

4,124

Harman International Industries,

Entergy Corp.

140

15,161

Inc.†

45

3,893

FirstEnergy Corp.

220

13,935

American Electric Power Co.,

Black & Decker Corp.†

46

3,832

Inc.

Interpublic Group of Cos., Inc.*†

348

3,612

290

13,363

AutoZone, Inc.*†

30

3,484

Edison International

240

13,308

PPL Corp.

280

Stanley Works†

60

3,368

12,964

Hasbro, Inc.†

120

PG&E Corp.

260

12,428

3,346

Constellation Energy Group, Inc.

130

11,153

Polo Ralph Lauren Corp.

40

3,110

Sempra Energy

190

11,043

Dow Jones & Co., Inc.†

50

2,985

AES Corp.*

488

9,780

EW Scripps Co. — Class A

70

2,940

Family Dollar Stores, Inc.†

110

2,922

Consolidated Edison, Inc.

200

9,260

Liz Claiborne, Inc.

80

2,746

Progress Energy, Inc.†

190

8,901

Ameren Corp.†

150

D.R. Horton, Inc.†

196

2,511

7,875

Questar Corp.

130

6,829

Leggett & Platt, Inc.†

130

2,491

Xcel Energy, Inc.

310

6,677

Centex Corp.†

90

2,391

Pulte Homes, Inc.†

160

2,178

DTE Energy Co.†

130

6,297

Allegheny Energy, Inc.*

120

6,271

Lennar Corp. — Class A

96

2,174

NiSource, Inc.†

New York Times Co. — Class A†

110

2,174

200

3,828

CenterPoint Energy, Inc.†

236

3,783

Wendy’s International, Inc.

60

2,095

Dynegy Inc.*

360

3,326

Big Lots, Inc.*†

70

2,089

Integrys Energy Group, Inc.

RadioShack Corp.†

100

2,066

60

3,074

CMS Energy Corp.

170

2,859

OfficeMax, Inc.

60

2,056

Pinnacle West Capital Corp.

Snap-On, Inc.

40

1,982

66

2,608

AutoNation, Inc.*†

TECO Energy, Inc.†

110

1,949

150

2,464

Nicor, Inc.†

30

1,287

Meredith Corp.

30

1,719

Tribune Co.

MATERIALS 1.3%

60

1,639

Total Utilities

338,921

Brunswick Corp.†

70

1,600

Jones Apparel Group, Inc.†

70

1,479

Monsanto Co.†

400

34,296

KB HOME†

55

1,378

E.I. du Pont de Nemours

Circuit City Stores, Inc.†

120

949

and Co.

680

33,701

Dillard’s, Inc. — Class A†

40

873

Dow Chemical Co.

696

29,970

Total Consumer Discretionary

909,553

Freeport-McMoRan Copper &

TELECOMMUNICATION SERVICES 1.5%

Gold, Inc. — Class B

280

29,369

AT&T, Inc.

4,480

189,549

Alcoa, Inc.

650

25,428

Verizon Communications, Inc.

2,130

94,316

Praxair, Inc.

240

20,102

Sprint Nextel Corp.†

2,090

39,710

Air Products & Chemicals, Inc.

157

15,348

Newmont Mining Corp.

326

14,582

Alltel Corp.

260

18,117

Nucor Corp.

210

12,489

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

S&P 500 FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Weyerhaeuser Co.†

160

$

11,568

SECURITIES LENDING COLLATERAL 5.4%

International Paper Co.

320

11,478

Investment in Securities Lending Short Term

United States Steel Corp.†

90

9,535

Investment Portfolio Held by

PPG Industries, Inc.†

120

9,066

U.S. Bank (Note 8)

$1,346,415

$

1,346,415

Allegheny Technologies, Inc.

80

8,796

Total Securities Lending Collateral

Vulcan Materials Co.†

70

6,241

(Cost $1,346,415)

Ecolab, Inc.†

130

6,136

1,346,415

(Cost $26,460,392)

Rohm & Haas Co.†

100

5,567

Total Investments 109.3%

Sigma-Aldrich Corp.

100

4,874

$ 27,592,425

Ball Corp.

80

4,300

Liabilities in Excess of

Temple-Inland, Inc.†

80

4,210

Other Assets – (9.3)%

$  (2,339,497)

Eastman Chemical Co.†

60

4,004

Net Assets – 100.0%

$ 25,252,928

MeadWestvaco Corp.

130

3,839

International Flavors & Fragrances,

UNREALIZED

Inc.

70

3,700

GAIN (LOSS)

Sealed Air Corp.†

120

3,067

CONTRACTS

(NOTE 1)

Pactiv Corp.*

100

2,866

FUTURES CONTRACTS PURCHASED

Ashland, Inc.

40

2,408

Bemis Co.

December 2007 S&P 500 Index

80

2,329

Mini Futures Contracts

Hercules, Inc.†

90

1,892

(Aggregate Market Value

Total Materials

321,161

of Contracts $14,459,550)

188

$

320,994

Total Common Stocks

(Cost $8,748,123)

9,880,156

UNITS

FACE

EQUITY INDEX SWAP AGREEMENTS

AMOUNT

December 2007 S&P 500 Index

Swap, Terminating 12/14/07**

REPURCHASE AGREEMENTS 64.8%

(Notional Market Value

Repurchase Agreement (Note 5)

$210,613)

138

$

19,730

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

December 2007 S&P 500 Index

Swap, Terminating 12/28/07**

due 10/01/07

$9,400,968

9,400,968

Lehman Brothers Holdings, Inc.

(Notional Market Value

issued 09/28/07 at 3.90%

$904,782)

593

(27,787)

(Total Notional Market

due 10/01/07††

5,371,202

5,371,202

Value $1,115,395)

$

(8,057)

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

1,105,996

1,105,996

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07††

487,688

487,688

Total Repurchase Agreements

(Cost $16,365,854)

16,365,854

** Price Return based on S&P 500 Index +/- financing at a variable rate.

* Non-Income Producing Security.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

REIT—Real Estate Investment Trust.

30

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE S&P 500 STRATEGY FUND

MARKET

FACE

VALUE

(LOSS)

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 58.1%

FUTURES CONTRACTS SOLD SHORT

Fannie Mae*

December 2007 S&P 500 Index

5.09% due 12/14/07

$50,000,000

$

49,477,375

Mini Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

5.12% due 10/03/07

25,000,000

24,992,889

of Contracts $80,911,950)

1,052

$

(2,580,319)

Federal Home Loan Bank*

5.11% due 11/13/07

25,000,000

24,847,410

UNITS

Freddie Mac*

5.10% due 11/05/07

25,000,000

24,876,042

EQUITY INDEX SWAP AGREEMENTS

5.12% due 11/13/07

25,000,000

24,847,111

SOLD SHORT

4.74% due 12/10/07

25,000,000

24,769,583

December 2007 S&P 500 Index

Total Federal Agency Discount Notes

Swap, Terminating 12/28/07**

(Cost $173,810,410)

173,810,410

(Notional Market Value

$109,907,094)

71,988

$

(1,376,003)

CONTRACTS

December 2007 S&P 500 Index

Swap, Terminating 12/14/07**

OPTIONS PURCHASED 0.0%

Call Options on:

(Notional Market Value

December 2007 S&P 500

$109,892,972)

71,978

(2,840,063)

(Total Notional Market

Index Futures Contracts

Value $219,800,066)

$

(4,216,066)

Expiring December 2007

with strike price of 1900†

300

—

Total Options Purchased

(Cost $11,215)

—

FACE

AMOUNT

REPURCHASE AGREEMENTS 44.4%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$63,122,917

63,122,917

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07††

49,542,126

49,542,126

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07††

12,813,613

12,813,613

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

7,426,225

7,426,225

Total Repurchase Agreements

(Cost $132,904,881)

132,904,881

Total Investments 102.5%

(Cost $306,726,506)

$ 306,715,291

Liabilities in Excess of

Other Assets – (2.5)%

$

(7,622,214)

Net Assets – 100.0%

$ 299,093,077

U.S. Government.

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

† Security is fair valued.

** Price Return based on S&P 500 Index +/- financing at a variable rate.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

OTC FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 86.4%

CONSUMER DISCRETIONARY 13.1%

Comcast Corp. — Class A*†

712,840

$

17,236,471

INFORMATION TECHNOLOGY 55.6%

Starbucks Corp.*†

386,170

10,117,654

Apple, Inc.*†

494,390

$

75,908,641

Garmin Ltd.†

81,510

9,732,294

Microsoft Corp.

1,395,400

41,108,484

Amazon.com, Inc.*†

97,200

9,054,180

Qualcomm, Inc.

784,030

33,133,108

Wynn Resorts Ltd.†

57,400

9,043,944

Cisco Systems, Inc.*

964,220

31,925,324

Sears Holdings Corp.*†

61,780

7,858,416

Google, Inc. — Class A*

52,420

29,736,294

Staples, Inc.

286,510

6,157,100

Research In Motion Ltd.*

223,990

22,074,215

Expedia, Inc.*

180,430

5,752,109

Oracle Corp.*

888,900

19,244,685

IAC/InterActiveCorp*†

155,070

4,600,927

eBay, Inc.*†

485,500

18,944,210

Apollo Group, Inc. — Class A*

75,130

4,519,070

Intel Corp.

521,210

13,478,491

Virgin Media, Inc.

163,260

3,962,320

Applied Materials, Inc.

643,390

13,318,173

Bed Bath & Beyond, Inc.*†

108,240

3,693,149

Lam Research Corp.*†

206,540

11,000,320

EchoStar Communications

Fiserv, Inc.*

207,670

10,562,096

Corp.*

73,530

3,441,939

Check Point Software

Liberty Global, Inc. —

Technologies Ltd.*†

399,510

10,059,662

Class A*†

81,040

3,324,261

CheckFree Corp.*†

209,960

9,771,538

Liberty Media Corp —

Dell, Inc.*

333,440

9,202,944

Interactive*†

137,740

2,645,985

KLA-Tencor Corp.†

148,890

8,305,084

Ross Stores, Inc.†

94,700

2,428,108

Nvidia Corp.*

228,285

8,273,048

Sirius Satellite Radio, Inc.*†

607,720

2,120,943

Adobe Systems, Inc.*

186,200

8,129,492

Discovery Holding Co. —

Symantec Corp.*†

353,040

6,841,915

Class A*†

69,540

2,006,229

Juniper Networks, Inc.*†

154,000

5,637,940

Lamar Advertising Co. —

Flextronics International Ltd.*†

495,770

5,542,709

Class A

11,120

544,546

Broadcom Corp. — Class A*†

150,230

5,474,381

Total Consumer Discretionary

108,239,645

Intuit, Inc.*†

178,620

5,412,186

Autodesk, Inc.*

94,490

4,721,665

HEALTH CARE 10.5%

Network Appliance, Inc.*†

Gilead Sciences, Inc.*

167,180

381,660

15,598,444

4,498,814

Xilinx, Inc.†

164,890

4,310,225

Amgen, Inc.*†

224,120

12,678,468

Altera Corp.†

178,500

Biogen Idec, Inc.*†

182,400

12,098,592

4,298,280

Cadence Design Systems,

Teva Pharmaceutical

Inc.*†

192,890

Industries Ltd. — SP ADR†

4,280,229

249,990

11,117,055

Cognizant Technology Solutions

Celgene Corp.*†

148,140

10,563,863

Genzyme Corp.*

98,730

6,117,311

Corp. — Class A*

49,120

3,918,302

Express Scripts, Inc.*

100,440

SanDisk Corp.*†

5,606,561

66,130

3,643,763

Logitech International SA*†

102,180

3,019,419

Cephalon, Inc.*†

48,980

3,578,479

Intuitive Surgical, Inc.*†

15,196

3,495,080

VeriSign, Inc.*†

82,360

2,778,826

Yahoo!, Inc.*†

97,770

2,624,147

Patterson Cos., Inc.*†

57,990

2,238,994

DENTSPLY International, Inc.

48,490

2,019,124

Citrix Systems, Inc.*†

63,310

2,552,659

Sun Microsystems, Inc.*

Sepracor, Inc.*†

421,300

2,363,493

41,160

1,131,900

Infosys Technologies Ltd. —

Total Health Care

86,243,871

SP ADR

43,330

2,096,739

INDUSTRIALS 4.2%

Telefonaktiebolaget LM

Paccar, Inc.

113,472

9,673,488

Ericsson — SP ADR†

52,310

2,081,938

Expeditors International

BEA Systems, Inc.*†

145,660

2,020,304

Washington, Inc.†

86,000

4,067,800

CDW Corp.*

20,880

1,820,736

Foster Wheeler Ltd.*

30,370

3,986,974

Tellabs, Inc.*

180,500

1,718,360

CH Robinson Worldwide, Inc.†

67,460

3,662,403

Activision, Inc.*

51,690

1,115,987

Cintas Corp.†

78,430

2,909,753

Paychex, Inc.

17,260

707,660

Fastenal Co.†

58,850

2,672,378

Akamai Technologies, Inc.*†

15,470

444,453

Joy Global, Inc.

42,260

2,149,344

Ryanair Holdings PLC —

Total Information Technology

458,100,939

UAL Corp.*†

44,490

2,070,120

SP ADR*†

48,140

1,998,291

32

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

OTC FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Monster Worldwide, Inc.*†

54,400

$

1,852,864

SECURITIES LENDING COLLATERAL 19.4%

Total Industrials

Investment Portfolio Held by

35,043,415

Investment in Securities Lending Short Term

TELECOMMUNICATION SERVICES 1.4%

NII Holdings, Inc. — Class B*†

69,440

5,704,496

U.S. Bank (Note 8)

$159,629,573

$  159,629,573

Millicom International

Total Securities Lending Collateral

Cellular SA*†

40,768

3,420,435

(Cost $159,629,573)

Level 3 Communications, Inc.*†

159,629,573

615,910

2,863,982

Total Investments 118.4%

Total Telecommunication Services

11,988,913

(Cost $613,661,031)

$  976,473,602

CONSUMER STAPLES 1.1%

Liabilities in Excess of

Costco Wholesale Corp.†

99,960

6,134,545

Other Assets – (18.4)%

$ (151,975,409)

Whole Foods Market, Inc.†

57,460

2,813,242

Net Assets – 100.0%

$  824,498,193

Total Consumer Staples

8,947,787

MATERIALS 0.3%

GAIN

UNREALIZED

Sigma-Aldrich Corp.

51,670

2,518,396

CONTRACTS

(NOTE 1)

Total Materials

2,518,396

FUTURES CONTRACTS PURCHASED

ENERGY 0.2%

Patterson-UTI Energy, Inc.†

63,350

1,429,809

December 2007 Nasdaq 100 Index

Mini Futures Contracts

Total Energy

1,429,809

(Aggregate Market Value

Total Common Stocks

of Contracts $50,718,000)

1,200

$

2,037,771

(Cost $349,700,204)

712,512,775

UNITS

AMOUNT

FACE

EQUITY INDEX SWAP AGREEMENTS

December 2007 Nasdaq 100 Index

REPURCHASE AGREEMENTS 12.6%

Swap, Terminating 12/28/07**

Repurchase Agreement (Note 5)

(Notional Market Value

Mizuho Financial Group, Inc.

$27,121,331)

12,970

$

1,391,762

issued 09/28/07 at 3.96%

December 2007 Nasdaq 100 Index

due 10/01/07

(Notional Market Value

$ 58,619,679

58,619,679

Swap, Terminating 12/14/07**

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

$33,047,310)

15,804

906,591

due 10/01/07††

35,961,939

35,961,939

(Total Notional Market

Morgan Stanley

Value $60,168,641)

$

2,298,353

issued 09/28/07 at 3.80%

due 10/01/07

6,896,433

6,896,433

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07††

2,853,203

2,853,203

Total Repurchase Agreements

(Cost $104,331,254)

104,331,254

** Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

* Non-Income Producing Security.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE OTC STRATEGY FUND

MARKET

UNREALIZED

CONTRACTS

(NOTE 1)

CONTRACTS

(NOTE 1)

VALUE

GAIN (LOSS)

OPTIONS PURCHASED 0.0%

FUTURES CONTRACTS SOLD SHORT

Call Options on:

December 2007 Nasdaq 100 Index

December 2007 Nasdaq 100

Mini Futures Contracts

Index Futures Contracts

(Aggregate Market Value

Expiring December 2007

of Contracts $3,803,850)

90

$

(125,791)

with strike price of 2800†

100

$

—

Total Options Purchased

UNITS

EQUITY INDEX SWAP AGREEMENTS

(Cost $3,405)

—

FACE

SOLD SHORT

AMOUNT

December 2007 Nasdaq 100 Index

REPURCHASE AGREEMENTS 106.7%

Swap, Terminating 12/28/07*

Repurchase Agreement (Note 5)

(Notional Market Value

Mizuho Financial Group, Inc.

$5,881,655)

2,813

$

353,119

issued 09/28/07 at 3.96%

December 2007 Nasdaq 100 Index

due 10/01/07

(Notional Market Value

$49,038,911

49,038,911

Swap, Terminating 12/14/07*

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

$80,095,569)

38,303

(2,360,583)

due 10/01/07††

37,901,260

37,901,260

(Total Notional Market

Morgan Stanley

Value $85,977,224)

$  (2,007,464)

issued 09/28/07 at 3.80%

due 10/01/07

5,769,284

5,769,284

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07††

3,140,504

3,140,504

Total Repurchase Agreements

(Cost $95,849,959)

95,849,959

Total Investments 106.7%

(Cost $95,853,364)

$ 95,849,959

Liabilities in Excess of

Other Assets – (6.7)%

$  (6,050,783)

Net Assets – 100.0%

$ 89,799,176

† Security is fair valued.

* Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

34

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 53.9%

Colonial BancGroup, Inc.†

8,590

$

185,716

SEI Investments Co.

6,540

178,411

INDUSTRIALS 8.3%

HCC Insurance Holdings, Inc.†

6,150

176,136

Jacobs Engineering Group,

Protective Life Corp.

4,030

171,033

Inc.*†

3,440

$

259,995

PMI Group, Inc.

5,090

166,443

Roper Industries, Inc.†

3,710

243,005

Wilmington Trust Corp.

4,190

162,991

SPX Corp.

2,260

209,186

City National Corp.†

2,320

161,263

AMETEK, Inc.

4,560

197,083

Everest Re Group Ltd.

1,460

160,950

Lincoln Electric Holdings, Inc.

2,490

193,249

Unitrin, Inc.

3,180

157,696

Teleflex, Inc.†

2,460

191,683

Hanover Insurance Group, Inc.

3,530

155,991

Joy Global, Inc.

3,720

189,199

W.R. Berkley Corp.

5,050

149,632

Expeditors International

First Niagara Financial Group,

Washington, Inc.†

3,890

183,997

Inc.†

10,030

141,925

Thomas & Betts Corp.*†

3,060

179,438

AmeriCredit Corp.*†

7,740

136,069

Republic Services, Inc.

5,470

178,924

Duke Realty Corp.

3,940

133,211

KBR Inc.*

4,480

173,690

First Community Bancorp†

2,410

131,851

Manpower, Inc.†

2,680

172,458

Liberty Property Trust

3,270

131,487

Dun & Bradstreet Corp.

1,740

171,581

Nuveen Investments, Inc. —

Crane Co.

3,570

171,253

Class A

2,040

126,358

Copart, Inc.*

4,940

169,887

Cathay General Bancorp†

3,840

123,686

Pentair, Inc.†

5,050

167,559

Potlatch Corp.†

2,700

121,581

Carlisle Cos., Inc.

3,430

166,698

Eaton Vance Corp.

2,890

115,484

DRS Technologies, Inc.†

2,940

162,053

Jones Lang LaSalle, Inc.

1,090

112,008

Con-way, Inc.

3,240

149,040

Horace Mann Educators Corp.

5,670

111,756

AGCO Corp.*

2,880

146,218

Old Republic International Corp.

5,480

102,695

Herman Miller, Inc.

5,100

138,414

Radian Group, Inc.†

3,450

80,316

Oshkosh Truck Corp.†

1,930

119,602

Regency Centers Corp.

1,040

79,820

Nordson Corp.†

2,280

114,479

Cullen/Frost Bankers, Inc.†

1,550

77,686

Korn/Ferry International, Inc.*

5,360

88,494

SVB Financial Group*†

1,620

76,723

Quanta Services, Inc.*†

3,070

81,202

Stancorp Financial Group, Inc.†

1,520

75,255

Fastenal Co.

1,770

80,376

Nationwide Health

MSC Industrial Direct Co. —

Properties, Inc.†

2,350

70,806

Class A

1,580

79,932

First American Corp.

1,880

68,846

Kennametal, Inc.

940

78,941

Macerich Co.

770

67,437

United Rentals, Inc.*

2,390

76,886

New York Community Bancorp,

Stericycle, Inc.*

950

54,302

Inc.†

2,280

43,434

IDEX Corp.

1,470

53,493

Commerce Group, Inc.

1,260

37,132

Harsco Corp.

600

35,562

American Financial Group, Inc.

1,120

31,942

Deluxe Corp.

790

29,104

Fidelity National Financial,

Alliant Techsystems, Inc.*

250

27,325

Inc. — Class A†

1,780

31,114

Trinity Industries, Inc.

710

26,653

IndyMac Bancorp, Inc.

980

23,138

J.B. Hunt Transport Services,

Highwoods Properties, Inc.

460

16,868

Inc.†

900

23,670

FirstMerit Corp.†

240

4,742

Flowserve Corp.

300

22,854

Total Financials

Sequa Corp. — Class A*

80

13,262

4,719,033

Corporate Executive Board Co.

160

11,878

INFORMATION TECHNOLOGY 7.9%

GATX Corp.†

200

8,550

Western Digital Corp.*

10,610

268,645

Total Industrials

4,841,175

Lam Research Corp.*†

4,870

259,376

Arrow Electronics, Inc.*

5,610

238,537

FINANCIALS 8.1%

Harris Corp.

3,950

228,271

AMB Property Corp.†

3,870

231,465

Intersil Corp. — Class A

6,330

211,612

Hospitality Properties Trust†

4,820

195,933

CheckFree Corp.*†

4,280

199,191

Associated Banc-Corp.

6,480

192,003

ADC Telecommunications, Inc.*

8,880

174,137

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Integrated Device Technology,

Regis Corp.

4,050

$

129,235

Inc.*

11,230

$

173,841

Ross Stores, Inc.†

4,960

127,174

Avnet, Inc.*

4,310

171,797

Phillips-Van Heusen Corp.†

2,270

119,130

Vishay Intertechnology, Inc.*

12,310

160,399

Charming Shoppes, Inc.*†

13,740

115,416

Cadence Design Systems, Inc.*†

7,070

156,883

Bob Evans Farms, Inc.

3,760

113,477

Sybase, Inc.*†

6,370

147,338

International Speedway Corp.

Fair Isaac Corp.†

3,990

144,079

— Class A

2,220

101,809

Global Payments, Inc.

2,830

125,143

ITT Educational Services, Inc.*

810

98,569

MPS Group, Inc.*†

10,320

115,068

Collective Brands, Inc.*†

4,360

96,182

CSG Systems International, Inc.*

5,400

114,750

Ruby Tuesday, Inc.

5,210

95,551

Micrel, Inc.

10,590

114,372

DeVry, Inc.

2,580

95,486

Broadridge Financial Solutions,

NVR, Inc.*†

200

94,050

Inc.†

6,020

114,079

Brinker International, Inc.

3,160

86,710

Synopsys, Inc.*

4,180

113,194

Sotheby’s Holdings, Inc. —

Advent Software, Inc.*†

2,390

112,258

Class A†

1,790

85,544

CommScope, Inc.*

2,010

100,982

Foot Locker, Inc.

5,230

80,176

Ceridian Corp.*

2,890

100,399

CarMax, Inc.*†

3,650

74,204

DST Systems, Inc.*

970

83,236

Hanesbrands, Inc.*

2,560

71,834

Amphenol Corp. — Class A†

2,060

81,906

Warnaco Group, Inc.*

1,710

66,810

McAfee, Inc.*

2,140

74,622

M.D.C. Holdings, Inc.

1,620

66,323

F5 Networks, Inc.*

1,970

73,264

Gentex Corp.†

2,990

64,106

Polycom, Inc.*†

2,720

73,059

Callaway Golf Co.

4,000

64,040

Alliance Data Systems Corp.*†

940

72,794

John Wiley & Sons, Inc. —

Macrovision Corp.*†

2,670

65,762

Class A

1,410

63,351

Activision, Inc.*

2,890

62,395

O’Reilly Automotive, Inc.*†

1,830

61,140

CDW Corp.*

690

60,168

Career Education Corp.*

2,180

61,018

SRA International, Inc. —

Aeropostale, Inc.*†

3,070

58,514

Class A*

2,140

60,091

Lee Enterprises, Inc.

3,680

57,298

ValueClick, Inc.*†

2,630

59,070

Tupperware Brands Corp.

1,550

48,810

Fairchild Semiconductor

Petsmart, Inc.†

1,500

47,850

International, Inc.*

3,160

59,029

CBRL Group, Inc.

1,080

44,064

Atmel Corp.*

10,670

55,057

Toll Brothers, Inc.*†

2,130

42,579

MoneyGram International, Inc.

2,060

46,535

Lear Corp.*

1,250

40,125

Jack Henry & Associates, Inc.

1,700

43,962

Rent-A-Center, Inc.*†

2,030

36,804

RF Micro Devices, Inc.*

5,380

36,207

Washington Post Co. — Class B

40

32,112

Cypress Semiconductor Corp.*†

860

25,121

Strayer Education, Inc.†

170

28,667

Imation Corp.

410

10,057

Ryland Group, Inc.†

1,210

25,930

Cree, Inc.*†

150

4,665

Saks, Inc.

1,360

23,324

Gartner, Inc. — Class A*

160

3,914

Blyth, Inc.

900

18,405

Total Information Technology

4,595,265

Urban Outfitters, Inc.*†

840

18,312

CONSUMER DISCRETIONARY 7.5%

Scholastic Corp.*

430

14,990

American Eagle Outfitters, Inc.

9,200

242,052

Dick’s Sporting Goods, Inc.*†

210

14,102

GameStop Corp. — Class A*

3,700

208,495

Williams-Sonoma, Inc.†

120

3,914

Mohawk Industries, Inc.*†

2,440

198,372

Coldwater Creek, Inc.*

180

1,955

Dollar Tree Stores, Inc.*†

4,470

181,214

Total Consumer Discretionary

4,404,164

AnnTaylor Stores Corp.*

4,770

151,066

HEALTH CARE 7.0%

Barnes & Noble, Inc.

4,190

147,739

DENTSPLY International, Inc.

6,540

272,326

BorgWarner, Inc.†

1,600

146,448

Health Net, Inc.*

4,710

254,575

American Greetings Corp. —

Henry Schein, Inc.*

3,820

232,409

Class A

5,420

143,088

Cephalon, Inc.*†

3,080

225,025

Advance Auto Parts, Inc.

4,040

135,582

Intuitive Surgical, Inc.*

970

223,100

Belo Corp. — Class A

7,520

130,547

Invitrogen Corp.*†

2,444

199,748

Thor Industries, Inc.†

2,900

130,471

Edwards Lifesciences Corp.*

3,430

169,133

36

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

MID-CAP 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Community Health Systems,

Overseas Shipholding Group,

Inc.*†

5,080

$

159,715

Inc.†

1,600

$

122,928

Endo Pharmaceuticals Holdings,

Arch Coal, Inc.†

3,230

108,980

Inc.*

5,000

155,050

Denbury Resources, Inc.*

2,400

107,256

Varian, Inc.*

2,380

151,392

Newfield Exploration Co.*

1,560

75,130

Steris Corp.†

5,060

138,290

Helmerich & Payne, Inc.

2,230

73,211

Techne Corp.*†

2,090

131,837

Superior Energy Services*

1,960

69,462

LifePoint Hospitals, Inc.*†

4,380

131,444

Pioneer Natural Resources Co.†

1,050

47,229

Cytyc Corp.*

2,720

129,608

Forest Oil Corp.*†

890

38,306

Sepracor, Inc.*†

4,420

121,550

Bill Barrett Corp.*†

530

20,887

Apria Healthcare Group, Inc.*†

4,330

112,623

Total Energy

3,031,740

Perrigo Co.†

5,080

108,458

WellCare Health Plans, Inc.*

1,020

UTILITIES 4.0%

107,539

Lincare Holdings, Inc.*

Alliant Energy Corp.†

2,740

100,421

5,490

210,377

Psychiatric Solutions, Inc.*

Energy East Corp.

7,700

208,285

2,480

97,414

Sierra Pacific Resources

11,860

186,558

VCA Antech, Inc.*

2,280

95,190

Covance, Inc.*†

1,160

90,364

AGL Resources, Inc.

4,520

179,082

Puget Energy, Inc.

6,880

168,354

Advanced Medical Optics, Inc.*

2,940

89,935

Equitable Resources, Inc.

3,200

165,984

Vertex Pharmaceuticals, Inc.*

2,280

87,575

MDU Resources Group, Inc.

5,330

148,387

Charles River Laboratories

National Fuel Gas Co.†

International, Inc.*†

3,070

143,707

1,250

70,187

PDL BioPharma, Inc.*

2,630

WGL Holdings, Inc.

4,190

141,999

56,834

Ventana Medical Systems, Inc.*

640

54,982

Westar Energy, Inc.

5,770

141,711

Kyphon, Inc.*

710

49,700

Pepco Holdings, Inc.

5,050

136,754

Aquila, Inc.*†

32,840

131,688

Omnicare, Inc.

1,370

45,388

Black Hills Corp.†

Par Pharmaceutical Cos., Inc.*

2,310

42,874

3,050

125,111

Hillenbrand Industries, Inc.

650

35,763

Oneok, Inc.

2,410

114,234

Millennium Pharmaceuticals,

SCANA Corp.†

1,670

64,696

Inc.*†

3,280

33,292

Wisconsin Energy Corp.

1,000

45,030

Northeast Utilities†

Valeant Pharmaceuticals

880

25,142

Aqua America, Inc.†

100

2,268

International*†

1,860

28,793

NSTAR

40

Beckman Coulter, Inc.†

360

26,554

1,392

Cerner Corp.*†

310

18,541

Total Utilities

2,340,759

Pharmaceutical Product

MATERIALS 3.8%

Development, Inc.

400

14,176

Lyondell Chemical Co.

5,340

247,509

Gen-Probe, Inc.*

130

8,655

Lubrizol Corp.

3,420

222,505

Health Management Associates,

Carpenter Technology Corp.

1,500

195,015

Inc. — Class A

590

4,095

Cytec Industries, Inc.

2,410

164,820

Total Health Care

4,074,555

Cabot Corp.

4,420

157,042

Sonoco Products Co.

4,960

149,693

ENERGY 5.2%

Noble Energy, Inc.

5,110

357,904

Albemarle Corp.

3,220

142,324

Reliance Steel & Aluminum Co.

2,340

132,304

Cameron International Corp.*†

2,940

271,333

Pride International, Inc.*†

6,870

251,098

Ferro Corp.

5,970

119,281

Martin Marietta Materials, Inc.†

880

117,524

Grant Prideco, Inc.*†

4,540

247,521

Patterson-UTI Energy, Inc.†

8,310

Cleveland-Cliffs, Inc.†

1,070

94,128

187,557

Tidewater, Inc.†

2,830

177,837

Minerals Technologies, Inc.

1,350

90,450

FMC Corp.

1,540

80,111

FMC Technologies, Inc.*

2,820

162,601

Steel Dynamics, Inc.†

1,710

79,857

Southwestern Energy Co.*

3,670

153,590

Plains Exploration & Production

Olin Corp.

3,210

71,840

Co.*†

3,410

150,790

Commercial Metals Co.

2,060

65,199

Florida Rock Industries, Inc.

400

24,996

Frontier Oil Corp.

3,620

150,737

Sensient Technologies Corp.

830

23,962

Exterran Holdings, Inc.*†

1,670

134,168

Pogo Producing Co.

2,320

123,215

Airgas, Inc.

210

10,842

Total Materials

2,189,402

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

FACE

VALUE

CONSUMER STAPLES 1.6%

SECURITIES LENDING COLLATERAL 10.9%

Energizer Holdings, Inc.*

1,810

$

200,638

Investment in Securities Lending Short Term

J.M. Smucker Co.†

3,200

170,944

Investment Portfolio Held by

Hormel Foods Corp.

4,090

146,340

U.S. Bank (Note 8)

$ 6,328,730

$

6,328,730

NBTY, Inc.*

3,520

142,912

Universal Corp.†

2,200

Total Securities Lending Collateral

107,690

(Cost $6,328,730)

Hansen Natural Corp.*

1,860

105,425

6,328,730

Alberto-Culver Co.†

1,140

28,261

Total Investments 109.6%

Church & Dwight Co., Inc.†

410

19,286

(Cost $61,323,060)

$ 63,891,627

PepsiAmericas, Inc.

240

7,786

Liabilities in Excess of

BJ’s Wholesale Club, Inc.*

140

4,642

Other Assets – (9.6)%

$  (5,578,285)

Total Consumer Staples

933,924

Net Assets – 100.0%

$ 58,313,342

TELECOMMUNICATION SERVICES 0.5%

UNREALIZED

Telephone & Data Systems, Inc.

3,790

252,982

Cincinnati Bell, Inc.*

6,920

34,185

CONTRACTS

(NOTE 1)

GAIN

Total Telecommunication Services

287,167

FUTURES CONTRACTS PURCHASED

Total Common Stocks

December 2007 S&P MidCap 400 Index

(Cost $28,848,617)

31,417,184

Mini Futures Contracts

(Aggregate Market Value of

AMOUNT

FACE

Contracts $42,483,000)

476

$

1,053,895

REPURCHASE AGREEMENTS 44.8%

UNITS

EQUITY INDEX SWAP AGREEMENT

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

November 2007 S&P MidCap 400 Index

due 10/01/07

$15,038,216

15,038,216

Swap, Terminating 11/20/07**

Lehman Brothers Holdings, Inc.

(Notional Market Value

issued 09/28/07 at 3.90%

$14,248,528)

16,099

$

555,103

due 10/01/07

8,403,006

8,403,006

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

1,769,202

1,769,202

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07††

935,289

935,289

Total Repurchase Agreements

(Cost $26,145,713)

26,145,713

** Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

* Non-Income Producing Security.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

38

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE MID-CAP STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 102.2%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$7,145,495

$

7,145,495

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

3,992,737

3,992,737

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07†

1,459,472

1,459,472

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

840,646

840,646

Total Repurchase Agreements

(Cost $13,438,350)

13,438,350

Total Investments 102.2%

(Cost $13,438,350)

$ 13,438,350

Liabilities in Excess of

Other Assets – (2.2)%

$

(295,356)

Net Assets – 100.0%

$ 13,142,994

UNREALIZED

LOSS

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

December 2007 S&P MidCap 400 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $267,750)

3

$

(3,959)

UNITS

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

November 2007 S&P MidCap 400 Index

Swap, Terminating 11/20/07*

(Notional Market Value

$12,936,860)

14,617

$

(454,276)

* Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 65.7%

Mid-America Apartment

Communities, Inc.

1,160

$

57,826

FINANCIALS 12.7%

Knight Capital Group, Inc. —

Alexandria Real Estate Equities,

Class A*†

4,820

57,647

Inc.†

1,370

$

131,876

Pacific Capital Bancorp

2,170

57,071

Realty Income Corp.†

4,680

130,806

MB Financial Corp.

1,650

57,007

Nationwide Health Properties,

FelCor Lodging Trust, Inc.†

2,850

56,801

Inc.†

4,080
122,930

Alabama National

Aspen Insurance Holdings Ltd.

4,040

112,756

Bancorporation

720

56,102

Platinum Underwriters Holdings

Citizens Banking Corp.

3,470

55,902

Ltd.†

2,730

98,171

Umpqua Holding Corp.†

2,790

55,828

Digital Realty Trust, Inc.

2,480

97,687

Pennsylvania Real Estate

Apollo Investment Corp.†

4,610

95,888

Investment Trust†

1,430

55,684

Montpelier Re Holdings Ltd.†

5,200

92,040

Downey Financial Corp.†

960

55,488

National Financial Partners

Argo Group International

Corp.

1,730

91,655

Holdings Ltd.*†

1,250

54,388

IPC Holdings Ltd.

2,970

85,684

Glacier Bancorp, Inc.

2,415

54,386

Senior Housing Properties

Cousins Properties, Inc.†

1,830

53,729

Trust†

3,850

84,931

Selective Insurance Group,

Assured Guaranty Ltd.

3,090

83,955

Inc.†

2,500

53,200

ProAssurance Corp.*

1,520

81,882

Prosperity Bancshares, Inc.

1,600

53,056

UCBH Holdings, Inc.†

4,640

81,107

optionsXpress Holdings, Inc.

2,020

52,803

Delphi Financial Group, Inc. —

RLI Corp.†

920

52,182

Class A†

2,000

80,840

Ares Capital Corp.

3,150

51,251

First Midwest Bancorp, Inc.†

2,290

78,226

International Bancshares Corp.

2,355

51,104

Potlatch Corp.†

1,730

77,902

Cash America International,

South Financial Group, Inc.

3,410

77,543

Inc.†

1,350

50,760

NewAlliance Bancshares, Inc.

5,280

77,510

First Charter Corp.

1,640

49,479

Max Capital Group Ltd.†

2,750

77,110

Ashford Hospitality Trust, Inc.†

4,910

49,346

LaSalle Hotel Properties

1,830

77,006

Provident Financial Services,

Post Properties, Inc.

1,960

75,852

Inc.

2,990

48,946

DiamondRock Hospitality Co.†

4,330

75,385

American Financial Realty Trust

6,070

48,864

Chittenden Corp.

2,140

75,242

Susquehanna Bancshares, Inc.†

2,410

48,441

Zenith National Insurance

Omega Healthcare Investors,

Corp.†

1,670

74,966

Inc.†

3,115

48,376

National Retail Properties,

Signature Bank*†

1,360

47,913

Inc.†

3,044

74,213

United Community Banks,

Phoenix Cos., Inc.

5,230

73,795

Inc.†

1,930

47,324

Cathay General Bancorp†

2,290

73,761

Odyssey Re Holdings Corp.

1,270

47,130

BioMed Realty Trust, Inc.

3,050

73,505

Provident Bankshares Corp.†

1,495

46,838

FirstMerit Corp.†

3,660

72,322

FNB Corp.†

2,790

46,147

Commerce Group, Inc.

2,440

71,907

Advanta Corp.

1,680

46,066

SVB Financial Group*†

1,500

71,040

Boston Private Financial Holdings,

Strategic Hotels & Resorts, Inc.

3,440

70,830

Inc.†

1,640

45,658

First Niagara Financial

Extra Space Storage, Inc.†

2,950

45,401

Group, Inc.†

4,980

70,467

Equity Lifestyle Properties,

Westamerica Bancorporation†

1,350

67,243

Inc.†

870

45,066

Greater Bay Bancorp

2,350

64,860

Piper Jaffray Cos., Inc.*

840

45,024

Sterling Savings Bank†

2,360

63,508

Wintrust Financial Corp.†

1,030

43,971

First Community Bancorp†

1,150

62,916

Central Pacific Financial Corp.†

1,420

41,464

GFI Group, Inc.*

726

62,523

Inland Real Estate Corp.†

2,660

41,203

Trustmark Corp.†

2,220

62,249

MCG Capital Corp.†

2,830

40,724

Entertainment Properties Trust

1,220

61,976

FirstFed Financial Corp.*†

815

40,383

Lexington Realty Trust†

3,080

61,631

Horace Mann Educators Corp.

2,010

39,617

40

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Universal American

FBL Financial Group, Inc. —

Financial Corp.*

1,730

$

39,461

Class A

580

$

22,904

Sterling Bancshares, Inc.†

3,450

39,365

United America

Portfolio Recovery Associates,

Indemnity Ltd. — Class A*

1,060

22,801

Inc.†

740

39,272

Banco Latinoamericano de

PS Business Parks, Inc.

670

38,090

Exportaciones SA

1,250

22,725

Stifel Financial Corp.*†

650

37,596

Bankunited Financial Corp. —

S&T Bancorp, Inc.

1,160

37,224

Class A†

1,460

22,688

United Fire & Casualty Co.

940

36,745

Corus Bankshares, Inc.†

1,730

22,525

First Bancorp Puerto Rico†

3,860

36,670

Ezcorp, Inc. — Class A*

1,670

22,462

CVB Financial Corp.†

3,080

36,036

Northwest Bancorp, Inc.

770

21,914

National Penn Bancshares,

Harleysville Group, Inc.

670

21,427

Inc.†

2,194

35,892

Cascade Bancorp.†

960

21,370

Financial Federal Corp.†

1,250

35,013

Deerfield Triarc Capital Corp.†

2,360

21,358

Brookline Bancorp, Inc.†

2,900

33,611

Primus Guaranty Ltd.*

2,020

21,250

NBT Bancorp, Inc.

1,540

33,480

MarketAxess Holdings, Inc.*†

1,380

20,700

Infinity Property & Casualty

TierOne Corp.

780

20,647

Corp.

830

33,383

Sun Communities, Inc.

670

20,154

Newcastle Investment Corp.†

1,850

32,597

Banner Corp.

580

19,946

Redwood Trust, Inc.†

980

32,556

Sterling Financial Corp.

1,160

19,894

Medical Properties Trust Inc.

2,300

30,636

Capital Trust, Inc. — Class A†

560

19,880

MFA Mortgage Investments,

First Financial Bancorp†

1,540

19,681

Inc.†

3,780

30,429

Gramercy Capital Corp.

780

19,633

Navigators Group, Inc.*†

560

30,380

Flagstar Bancorp, Inc.†

2,000

19,460

Bank Mutual Corp.†

2,530

29,829

Crystal River Capital, Inc.†

1,150

19,332

Parkway Properties, Inc.

670

29,574

Dollar Financial Corp.*

670

19,115

Cohen & Steers, Inc.

770

28,513

CompuCredit Corp.*†

870

18,888

Hanmi Financial Corp.

1,830

28,347

SWS Group, Inc.

1,040

18,398

NorthStar Realty Finance

WSFS Financial Corp.

290

18,096

Corp.†

2,840

28,201

Kite Realty Group Trust

960

18,048

Chemical Financial Corp.

1,160

28,130

Asta Funding, Inc.†

470

18,010

LandAmerica Financial Group,

BankAtlantic Bancorp, Inc. —

Inc.†

720

28,066

Class A†

2,020

17,513

Cedar Shopping Centers, Inc.

2,020

27,512

Green Bankshares, Inc.

480

17,496

Ramco-Gershenson Properties

First State Bancorporation

870

17,087

Trust

870

27,179

Western Alliance Bancorp,

Pico Holdings, Inc.*

650

27,008

Inc.*†

720

16,970

Anthracite Capital, Inc.†

2,960

26,936

State Auto Financial Corp.

580

16,965

Amcore Financial, Inc.

1,060

26,415

PFF Bancorp, Inc.†

1,060

16,260

Community Bank System, Inc.

1,350

26,352

Ocwen Financial Corp.*†

1,640

15,465

Hilltop Holdings, Inc.*

2,180

25,593

Prospect Capital Corp.†

870

14,807

IBERIABANK Corp.†

480

25,272

JER Investors Trust, Inc.†

1,160

14,442

LTC Properties, Inc.†

1,060

25,090

Capitol Bancorp, Ltd.†

580

14,401

Saul Centers, Inc.

480

24,720

Hercules Technology Growth

Security Capital Assurance

Capital, Inc.†

1,060

14,066

Ltd.†

1,060

24,210

Thomas Weisel Partners Group,

World Acceptance Corp.*

730

24,148

Inc.*

960

13,930

WesBanco, Inc.

960

23,981

CoBiz Financial, Inc.

770

13,182

RAIT Financial Trust†

2,880

23,702

NexCen Brands, Inc.*

1,930

12,970

Anchor BanCorp Wisconsin,

Midwest Banc Holdings, Inc.†

870

12,850

Inc.

870

23,490

W Holding Co., Inc.†

5,300

11,872

Texas Capital Bancshares, Inc.*

1,060

23,044

Anworth Mortgage Asset Corp.†

2,137

11,518

Columbia Banking Systems,

U.S.B. Holding Co.†

480

11,150

Inc.†

720

22,910

Arbor Realty Trust, Inc.

580

10,956

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Resource Capital Corp.†

960

$

10,810

RF Micro Devices, Inc.*

9,050

$

60,906

Franklin Bank Corp.*

1,160

10,672

Lawson Software, Inc.*

6,040

60,460

Independent Bank Corp.

960

10,608

Macrovision Corp.*†

2,450

60,343

Triad Guaranty, Inc.*†

520

9,864

Mentor Graphics Corp.*†

3,950

59,645

Irwin Financial Corp.

870

9,587

Semtech Corp.*

2,890

59,187

Resource America, Inc —

Blackboard, Inc.*†

1,290

59,134

Class A

580

9,158

Progress Software Corp.*†

1,890

57,267

Security Bank Corp.

670

8,388

Dycom Industries, Inc.*†

1,840

56,359

Total Financials

7,686,243

Amkor Technology, Inc.*†

4,870

56,102

INFORMATION TECHNOLOGY 12.3%

Insight Enterprises, Inc.*

2,170

56,008

54,054

Flir Systems, Inc.*†

3,050

168,939

Synaptics, Inc.*†

1,160

55,402

ON Semiconductor Corp.*†

11,309

142,041

Quest Software, Inc.*

3,150

Itron, Inc.*†

1,415

131,694

Entegris, Inc.*

6,210

53,903

Equinix, Inc.*

1,445

128,157

Comtech Telecommunications

Ansys, Inc.*†

3,555

121,474

Corp.*†

1,000

53,490

Micros Systems, Inc.*†

1,840

119,729

Concur Technologies, Inc.*†

1,680

52,954

Foundry Networks, Inc.*†

6,720

119,414

MPS Group, Inc.*†

4,720

52,628

Nuance Communications, Inc.*†

6,050

116,825

FEI Co.*†

1,640

51,545

Polycom, Inc.*†

4,210

113,081

SRA International, Inc. —

Anixter International, Inc.*†

1,370

112,956

Class A*

1,830

51,386

ValueClick, Inc.*†

4,610

103,541

Brooks Automation, Inc.*

3,530

50,267

Andrew Corp.*

7,190

99,581

Technitrol, Inc.

1,850

49,857

Sybase, Inc.*†

4,255

98,418

Netgear, Inc.*

1,560

47,455

Formfactor, Inc.*†

2,140

94,952

Checkpoint Systems, Inc.*†

1,780

46,974

45,931

Jack Henry & Associates, Inc.

3,660

94,648

Blue Coat Systems, Inc.*

590

46,468

Parametric Technology Corp.*

5,300

92,326

United Online, Inc.†

3,060

3Com Corp.*

18,110

89,463

ATMI, Inc.*

1,540

45,815

Digital River, Inc.*

1,900

85,025

Rofin-Sinar Technologies, Inc.*

650

45,636

Tessera Technologies, Inc.*†

2,220

83,250

Coherent, Inc.*

1,410

45,233

PMC - Sierra, Inc.*†

9,910

83,145

Cabot Microelectronics Corp.*

1,040

44,460

Benchmark Electronics, Inc.*†

3,370

80,442

MKS Instruments, Inc.*†

2,330

44,317

Palm, Inc.*†

4,800

78,096

InterDigital, Inc.*†

2,110

43,846

Atheros Communications, Inc.*

2,565

76,873

Omniture, Inc.*

1,440

43,661

CSG Systems International, Inc.*

THQ, Inc.*

3,075

76,813

MAXIMUS, Inc.

1,000

43,580

Emulex Corp.*

3,910

74,955

2,020

42,925

j2 Global Communications,

Trident Microsystems, Inc.*†

2,590

41,155

Inc.*†

2,290

74,952

Vasco Data Security

TIBCO Software, Inc.*†

9,660

71,387

International*†

1,160

40,960

CACI International, Inc. —

Standard Microsystems Corp.*

1,060

40,725

Class A*†

1,380

70,504

Imation Corp.

1,640

40,229

Electronics for Imaging, Inc.*†

2,620

70,373

Websense, Inc.*

2,020

39,855

Perot Systems Corp. —

Ariba, Inc.*

3,650

39,347

Class A*

3,990

67,471

Epicor Software Corp.*

2,700

37,179

Avocent Corp.*

2,310

67,267

Ultimate Software Group, Inc.*

1,060

36,994

Skyworks Solutions, Inc.*†

7,420

67,077

Littelfuse, Inc.*

1,020

36,404

Wright Express Corp.*†

1,800

65,682

Advent Software, Inc.*†

770

36,167

Euronet Worldwide, Inc.*†

2,120

63,112

Sycamore Networks, Inc.*

8,570

34,880

Cymer, Inc.*

1,640

62,960

Manhattan Associates, Inc.*

1,250

34,262

Informatica Corp.*†

4,010

62,957

SPSS, Inc.*†

820

33,735

DealerTrack Holdings, Inc.*†

1,500

62,820

Black Box Corp.†

770

32,925

Arris Group, Inc.*

5,080

62,738

ViaSat, Inc.*

1,060

32,680

ADTRAN, Inc.

2,715

62,526

MicroStrategy, Inc. — Class A*

410

32,529

Plantronics, Inc.†

2,180

62,239

42

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

MARKET

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Electro Scientific Industries,

Supertex, Inc.*

480

$

19,142

Inc.*

1,350

$

32,346

Rudolph Technologies, Inc.*†

1,350

18,671

Hittite Microwave Corp.*

730

32,229

Art Technology Group, Inc.*

5,970

18,029

RealNetworks, Inc.*

4,720

32,002

Heartland Payment Systems,

Rogers Corp.*

770

31,716

Inc.†

690

17,733

Sirenza Microdevices, Inc.*

1,810

31,295

SI International, Inc.*

600

17,142

Novatel Wireless, Inc.*

1,380

31,257

EPIQ Systems, Inc.*

910

17,126

Mantech International Corp. —

Ness Technologies, Inc.*

1,540

16,817

Class A*

860

30,943

Smart Modular Technologies

CMGI, Inc.*

22,730

30,913

WWH, Inc.*

2,310

16,517

Park Electrochemical Corp.†

920

30,894

Rackable Systems, Inc.*†

1,250

16,213

Quantum Corp.*

9,050

30,770

Intevac, Inc.*

980

14,896

Cogent, Inc.*†

1,940

30,419

Greenfield Online, Inc.*

960

14,640

AMIS Holdings, Inc.*

3,060

29,713

infoUSA, Inc. — Class B

1,440

13,378

Faro Technologies, Inc.*

670

29,581

Visual Sciences, Inc.*†

870

12,563

KEMET Corp.*

3,900

28,665

Marchex, Inc.†

1,250

11,888

Veeco Instruments, Inc.*

1,440

27,907

TheStreet.com, Inc.†

960

11,626

Micrel, Inc.

2,580

27,864

STEC, Inc.*

1,440

10,987

Mastec, Inc.*

1,910

26,874

Gevity HR, Inc.

1,060

10,865

The Knot, Inc.*

1,250

26,575

Imergent, Inc.†

480

10,766

Cirrus Logic, Inc.*

4,100

26,240

LivePerson, Inc.*

1,640

10,102

SonicWALL, Inc.*

2,990

26,103

AsiaInfo Holdings, Inc.*

390

3,533

C-COR, Inc.*

2,250

25,853

LoopNet, Inc.*

Total Information Technology

7,387,803

1,250

25,675

SYKES Enterprises, Inc.*

1,530

25,413

CONSUMER DISCRETIONARY 9.7%

Vignette Corp.*

Chipotle Mexican Grill, Inc.*

1,510

161,570

1,260

25,288

Priceline.com, Inc.*†

Methode Electronics, Inc. —

1,700

150,875

Sotheby’s Holdings, Inc. —

Class A

1,620

24,381

Agilysys, Inc.

Class A†

3,085

147,432

1,440

24,336

Advanced Energy Industries,

Tempur-Pedic International,

Inc.†

3,855

137,816

Inc.*

1,590

24,009

Men’s Wearhouse, Inc.†

2,490

125,795

JDA Software Group, Inc.*

1,160

23,966

Newport Corp.*†

1,540

23,454

Lear Corp.*†

3,490

112,029

Strayer Education, Inc.†

650

Kulicke & Soffa Industries, Inc.*

2,670

22,642

109,609

S1 Corp.*

2,490

22,535

DeVry, Inc.

2,730

101,037

TTM Technologies, Inc.*

1,930

22,330

Gaylord Entertainment Co.*

1,890

100,586

Jack in the Box, Inc.*

1,450

94,018

Smith Micro Software, Inc.*†

1,380

22,163

Photronics, Inc.*

1,930

22,021

Tupperware Brands Corp.

2,820

88,802

Stratasys, Inc.*†

Vail Resorts, Inc.*†

1,380

85,960

780

21,497

Exar Corp.*

1,640

21,418

Bally Technologies Inc.*

2,410

85,386

Warnaco Group, Inc.*

2,140

83,610

Global Cash Access Holdings,

Gemstar-TV Guide

Inc.*

2,020

21,392

International, Inc.*

Authorize.Net Holdings, Inc.*

11,665

81,188

1,210

21,332

CTS Corp.

1,640

21,156

Fossil, Inc.*

1,980

73,973

J. Crew Group, Inc.*†

Extreme Networks, Inc.*

5,490

21,082

1,775

73,662

Adaptec, Inc.*

Polaris Industries, Inc.†

1,640

71,537

5,490

20,972

Cooper Tire & Rubber Co.

2,830

69,052

Internet Capital Group, Inc.*

1,730

20,760

Belo Corp. — Class A

Bankrate, Inc.*†

450

20,754

3,940

68,398

Wolverine World Wide, Inc.†

2,480

67,952

Mattson Technology, Inc.*

2,360

20,414

Aeropostale, Inc.*†

Chordiant Software, Inc.*

1,460

20,236

3,495

66,615

DSP Group, Inc.*

1,250

19,788

American Greetings Corp. —

Class A

2,500

Cohu, Inc.

1,050

19,688

66,000

Collective Brands, Inc.*†

2,960

65,298

Immersion Corp.*

1,200

19,656

Under Armour, Inc.*†

Ciber, Inc.*

2,500

19,525

1,060

63,409

Regis Corp.

1,980

63,182

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Arbitron, Inc.

1,390

$

63,023

Columbia Sportswear Co.

560

$

30,974

Matthews International Corp. —

Drew Industries, Inc.*

750

30,510

Class A

1,420

62,196

Morningstar, Inc.*

490

30,086

WMS Industries, Inc.*

1,840

60,904

Entercom Communications

Deckers Outdoor Corp.*

540

59,292

Corp.

1,520

29,382

Rent-A-Center, Inc.*†

3,270

59,285

Sealy Corp.†

2,065

28,993

Marvel Entertainment, Inc.*†

2,510

58,834

Entravision Communications

Iconix Brand Group, Inc.*

2,350

55,906

Corp. — Class A*

3,140

28,951

Carter’s, Inc.*

2,700

53,865

RC2 Corp.*†

990

27,413

Callaway Golf Co.†

3,360

53,794

Cato Corp. — Class A†

1,340

27,390

Scholastic Corp.*

1,540

53,684

Sinclair Broadcast Group, Inc. —

American Axle & Manufacturing

Class A†

2,260

27,210

Holdings, Inc.†

2,080

52,520

Helen of Troy Ltd.*†

1,400

27,034

Rare Hospitality International,

Jos. A. Bank Clothiers, Inc.*†

790

26,402

Inc.*

1,350

51,448

Media General, Inc.

950

26,135

IHOP Corp.†

800

50,664

K-Swiss, Inc. — Class A

1,140

26,117

Blue Nile, Inc.*†

530

49,884

PEP Boys-Manny Moe & Jack

1,840

25,815

Bright Horizons Family Solutions,

Ambassadors Group, Inc.

650

24,765

Inc.*

1,160

49,694

Shuffle Master, Inc.*†

1,640

24,518

Gymboree Corp.*†

1,400

49,336

Buffalo Wild Wings, Inc.*

650

24,518

Charter Communications, Inc. —

Jo-Ann Stores, Inc.*

1,160

24,476

Class A*†

18,970

48,943

Spartan Motors, Inc.†

1,440

24,235

Bob Evans Farms, Inc.

1,610

48,590

Oxford Industries, Inc.

670

24,200

Blockbuster, Inc. — Class A*†

8,960

48,115

Blyth, Inc.

1,160

23,722

Charming Shoppes, Inc.*†

5,680

47,712

Speedway Motorsports, Inc.

640

23,680

Aaron Rents, Inc.

2,120

47,276

Buckle, Inc.

620

23,523

Interactive Data Corp.

1,640

46,248

Papa John’s International, Inc.*

960

23,462

CKE Restaurants, Inc.†

2,850

46,198

Movado Group, Inc.

710

22,663

CBRL Group, Inc.†

1,130

46,104

Furniture Brands International,

Ruby Tuesday, Inc.

2,500

45,850

Inc.†

2,220

22,511

Netflix, Inc.*†

2,120

43,926

Asbury Automotive Group,

Cabela’s, Inc. — Class A*†

1,730

40,914

Inc.†

1,130

22,385

Brown Shoe Co., Inc.

2,020

39,188

Unifirst Corp.

580

21,727

Champion Enterprises, Inc.*†

3,560

39,089

CSK Auto Corp.*

1,970

20,981

Modine Manufacturing Co.

1,440

38,333

Kellwood Co.

1,200

20,460

Jackson Hewitt Tax Service,

AFC Enterprises, Inc.*

1,350

20,318

Inc.†

1,350

37,746

Journal Communications,

Stage Stores, Inc.

2,020

36,825

Inc. — Class A

2,120

20,098

Sally Beauty Holdings, Inc.*†

4,350

36,757

Cox Radio Inc. — Class A*

1,540

20,097

Triarc Cos., Inc. — Class B

2,890

36,154

Universal Electronics, Inc.*

610

19,825

Stewart Enterprises, Inc. —

Premier Exhibitions, Inc.*†

1,290

19,453

Class A

4,740

36,119

Valassis Communications,

Dress Barn, Inc.*

2,120

36,061

Inc.*†

2,160

19,267

Group 1 Automotive, Inc.†

1,060

35,584

Skechers U.S.A., Inc. —

Citadel Broadcasting Corp.†

8,430

35,069

Class A*

870

19,227

Winnebago Industries, Inc.†

1,460

34,865

Monaco Coach Corp.

1,340

18,800

CEC Entertainment, Inc.*

1,250

33,587

Fred’s, Inc.†

1,780

18,743

Steiner Leisure Ltd.*

770

33,418

Big 5 Sporting Goods Corp.

990

18,513

Jakks Pacific, Inc.*

1,240

33,120

Marcus Corp.

960

18,432

Red Robin Gourmet Burgers,

Exide Technologies*†

2,790

18,135

Inc.*†

770

33,033

Hayes Lemmerz International,

Aftermarket Technology Corp.*

1,020

32,375

Inc.*

4,330

18,013

Sonic Automotive, Inc.

1,350

32,319

DSW, Inc.*†

710

17,871

Lee Enterprises, Inc.

2,060

32,074

Denny’s Corp.*

4,330

17,320

44

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

La-Z-Boy, Inc.†

2,310

$

17,048

Actuant Corp. — Class A†

1,180

$

76,665

Charlotte Russe Holding, Inc.*

1,160

16,982

JetBlue Airways Corp.*†

8,280

76,342

Jamba, Inc.*†

2,410

16,942

SkyWest, Inc.

3,000

75,510

Amerigon, Inc.*

960

16,618

Regal-Beloit Corp.†

1,440

68,962

RCN Corp.*

1,350

16,605

Geo Group, Inc.*

2,310

68,399

Steven Madden, Ltd.

870

16,487

Perini Corp.*

1,210

67,675

Standard-Pacific Corp.†

2,990

16,415

United Stationers, Inc.*

1,200

66,624

Gray Television, Inc.

1,930

16,386

Barnes Group, Inc.†

2,070

66,074

Meritage Homes Corp.*†

1,160

16,379

Mueller Water Products, Inc. —

Lin TV Corp. — Class A*

1,250

16,263

Class A†

5,300

65,667

O’Charleys, Inc.

1,060

16,070

IKON Office Solutions, Inc.

5,010

64,378

Global Sources Ltd.*

670

14,854

Esterline Technologies Corp.*†

1,120

63,896

Casual Male Retail Group,

Hexcel Corp.*†

2,810

63,815

Inc.*

1,640

14,694

Mueller Industries, Inc.

1,640

59,270

World Wrestling Entertainment,

Applied Industrial Technologies,

Inc.

960

14,477

Inc.†

1,920

59,194

Building Material Holding

Heico Corp.†

1,160

57,258

Corp.†

1,350

14,283

Tetra Tech, Inc.*†

2,680

56,602

Beazer Homes USA, Inc.†

1,730

14,273

Astec Industries, Inc.*

956

54,922

Monarch Casino & Resort, Inc.*

480

13,656

Triumph Group, Inc.

670

54,746

Citi Trends, Inc.*†

580

12,621

HUB Group, Inc. — Class A*†

1,790

53,754

McCormick & Schmick’s

Simpson Manufacturing

Seafood Restaurants, Inc.*

670

12,616

Co., Inc.†

1,640

52,234

Multimedia Games, Inc.*†

1,060

9,031

AAR Corp.*†

1,710

51,881

Westwood One, Inc.†

3,250

8,938

Eagle Bulk Shipping, Inc.†

1,930

49,678

MTR Gaming Group, Inc.*

870

8,291

Watsco, Inc.

1,000

46,430

Bluegreen Corp.*

960

7,440

Interface, Inc. — Class A†

2,540

45,847

Total Consumer Discretionary

5,856,431

Horizon Lines, Inc. — Class A†

1,480

45,184

INDUSTRIALS 9.4%

Teletech Holdings, Inc.*

1,860

44,473

Bucyrus International, Inc. —

Watts Industries, Inc. —

Class A†

1,670

121,793

Class A†

1,440

44,208

Washington Group

EDO Corp.

770

43,128

International, Inc.*

1,290

113,275

AirTran Holdings, Inc.*†

4,240

41,722

Belden, Inc.

2,145

100,622

A.O. Smith Corp.

950

41,686

Waste Connections, Inc.*†

3,160

100,362

Knoll, Inc.

2,310

40,979

Acuity Brands, Inc.†

1,960

98,941

Goodman Global, Inc.*†

1,715

40,954

Curtiss-Wright Corp.

2,065

98,087

Labor Ready, Inc.*

2,150

39,796

FTI Consulting, Inc.*†

1,940

97,601

ABM Industries, Inc.

1,970

39,361

38,478

Ceradyne, Inc.*†

1,270

96,190

G & K Services, Inc. — Class A

960

38,592

EMCOR Group, Inc.*

2,965

92,982

Administaff, Inc.

1,060

Deluxe Corp.

2,380

87,679

Healthcare Services Group†

1,885

38,209

Watson Wyatt & Co. Holdings†

1,910

85,835

NCI Building Systems, Inc.*†

880

38,025

Wabtec Corp.†

2,250

84,285

Heartland Express, Inc.†

2,640

37,699

Granite Construction, Inc.

1,585

84,037

EnPro Industries, Inc.*

910

36,946

Teledyne Technologies, Inc.*

1,570

83,822

Werner Enterprises, Inc.

2,120

36,358

1,690

Brady Corp. — Class A†

2,310

82,883

Korn/Ferry International, Inc.*

2,190

36,157

Baldor Electric Co.†

2,055

82,097

Republic Airways Holdings, Inc.*

35,777

GrafTech International Ltd.*

4,590

81,886

Kenexa Corp. — Class A*

1,160

35,705

IHS, Inc.*†

1,430

80,781

RBC Bearings, Inc.*

930

35,665

Clarcor, Inc.

2,350

80,393

II-VI, Inc.*

1,030

35,566

Genlyte Group, Inc.*†

34,241

1,230

79,040

Rollins, Inc.†

1,310

34,964

Herman Miller, Inc.

2,890

78,435

Apogee Enterprises, Inc.

1,320

Moog, Inc. — Class A*

1,760

77,334

Federal Signal Corp.

2,220

34,099

Nordson Corp.†

1,540

77,323

Tennant Co.

700

34,090

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Arkansas Best Corp.†

1,030

$

33,640

HEALTH CARE 9.1%

School Specialty, Inc.*

960

33,245

Hologic, Inc.*†

2,430

$

148,230

Robbins & Myers, Inc.

580

33,228

Illumina, Inc.*

2,440

126,587

Superior Essex, Inc.*

870

32,434

Inverness Medical Innovations,

Viad Corp.

900

32,400

Inc.*

2,120

117,278

Circor International, Inc.

710

32,241

Immucor, Inc.*†

3,150

112,612

Cascade Corp.

490

31,933

Alexion Pharmaceuticals, Inc.*

1,690

110,103

Old Dominion Freight Line,

BioMarin

Inc.*†

1,310

31,401

Pharmaceuticals, Inc.*†

4,410

109,809

Pacer International, Inc.

1,640

31,242

MGI Pharma, Inc.*†

3,680

102,230

Layne Christensen Co.*

550

30,514

Myriad Genetics, Inc.*†

1,960

102,214

Heidrick & Struggles

Psychiatric Solutions, Inc.*†

2,500

98,200

International, Inc.*

810

29,524

Onyx Pharmaceuticals, Inc.*†

2,190

95,309

Cubic Corp.

690

29,097

OSI Pharmaceuticals, Inc.*†

2,640

89,734

Atlas Air Worldwide Holdings

Alkermes, Inc.*†

4,675

86,020

Co., Inc.*

550

28,396

Varian, Inc.*

1,350

85,873

Interline Brands, Inc.*

1,200

27,588

AMERIGROUP Corp.*†

2,440

84,131

Consolidated Graphics, Inc.*

430

27,000

Healthways, Inc.*†

1,540

83,114

Navigant Consulting, Inc.*

2,120

26,839

Medarex, Inc.*†

5,850

82,836

Raven Industries, Inc.†

670

26,834

Steris Corp.†

3,000

81,990

DynCorp International, Inc. —

Affymetrix, Inc.*†

3,165

80,296

Class A*

1,160

26,808

Bio-Rad Laboratories, Inc. —

Encore Wire Corp.†

1,040

26,135

Class A*

870

78,735

Ennis Inc.

1,130

24,905

Medicis Pharmaceutical Corp. —

Tredegar Corp.

1,440

24,840

Class A†

2,535

77,343

NACCO Industries, Inc. —

Perrigo Co.†

3,550

75,793

Class A

240

24,835

Magellan Health Services, Inc.*

1,790

72,638

M&F Worldwide Corp.*

490

24,593

Owens & Minor, Inc.†

1,890

71,990

American Reprographics Co.*

1,310

24,523

Align Technology, Inc.*†

2,735

69,278

American Science & Engineering,

Valeant Pharmaceuticals

Inc.†

390

24,437

International*†

4,475

69,273

Rush Enterprises, Inc. — Class A*

960

24,336

Allscripts Healthcare

CRA International, Inc.*†

480

23,131

Solutions, Inc.*†

2,545

68,791

Universal Forest Products, Inc.

760

22,724

ArthroCare Corp.*†

1,230

68,745

Spherion Corp.*

2,600

21,476

Chemed Corp.†

1,105

68,687

Gibraltar Industries, Inc.

1,160

21,460

Dionex Corp.*

840

66,746

Lindsay Manufacturing Co.

480

21,014

United Therapeutics Corp.*†

930

61,882

Kelly Services, Inc.

1,060

20,999

West Pharmaceutical Services,

Bowne & Co., Inc.

1,250

20,825

Inc.

1,440

59,990

Griffon Corp.*

1,350

20,385

Haemonetics Corp.*

1,210

59,798

Columbus McKinnon Corp. —

PSS World Medical, Inc.*

3,080

58,920

Class A*

810

20,161

Cepheid, Inc.*

2,490

56,772

TransDigm Group, Inc.*

430

19,655

LifeCell Corp.*†

1,510

56,731

Blount International, Inc.*

1,730

19,653

American Medical Systems

Kforce, Inc.*

1,440

18,518

Holdings, Inc.*†

3,310

56,105

Freightcar America, Inc.

480

18,336

PolyMedica Corp.

1,060

55,671

Greenbrier Cos., Inc.†

670

17,896

NuVasive, Inc.*

1,540

55,332

EnerSys*

980

17,415

Meridian Bioscience, Inc.

1,820

55,182

TAL International Group, Inc.

670

16,797

Cubist Pharmaceuticals, Inc.*†

2,540

53,670

Wabash National Corp.†

1,350

15,242

Pharmion Corp.*†

1,150

53,061

Houston Wire & Cable Co.†

770

13,945

Apria Healthcare Group, Inc.*†

2,010

52,280

Celadon Group, Inc.*†

1,060

12,476

Parexel International Corp.*

1,250

51,588

Insteel Industries, Inc.

770

11,820

Regeneron Pharmaceuticals,

Total Industrials

5,650,464

Inc.*

2,890

51,442

46

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Applera Corp. — Celera

Cypress Bioscience, Inc.*†

1,640

$

22,452

Group*†

3,600

$

50,616

Air Methods Corp.*

480

22,176

Thoratec Corp.*

2,410

49,863

Palomar Medical Technologies,

Eclipsys Corp.*

2,130

49,672

Inc.*

770

21,937

Exelixis, Inc.*†

4,500

47,655

ICU Medical, Inc.*†

560

21,700

Alnylam Pharmaceuticals,

Seattle Genetics, Inc.*†

1,930

21,693

Inc.*†

1,440

47,189

OraSure Technologies, Inc.*

2,120

21,306

KV Pharmaceutical Co.*†

1,640

46,904

Molina Healthcare, Inc.*

580

21,037

XenoPort, Inc.*

960

45,168

Kendle International, Inc.*†

500

20,765

Omnicell, Inc.*

1,560

44,522

Omrix Biopharmaceuticals,

Wright Medical Group, Inc.*

1,640

43,985

Inc.*†

580

20,480

Amedisys, Inc.*†

1,130

43,415

eResearch Technology, Inc.*

1,730

19,705

Medicines Co.*

2,410

42,922

Datascope Corp.

580

19,610

Centene Corp.*

1,970

42,375

Noven Pharmaceuticals, Inc.*

1,160

18,479

Alpharma, Inc. — Class A†

1,970

42,079

Angiodynamics, Inc.*

960

18,096

Healthspring, Inc.*

2,150

41,925

Volcano Corp.*

1,060

17,426

Martek Biosciences Corp.*†

1,440

41,803

Neurocrine Biosciences, Inc.*†

1,730

17,300

Sciele Pharma, Inc.*†

1,570

40,851

Vanda Pharmaceuticals, Inc.*†

1,160

16,136

HealthExtras, Inc.*

1,465

40,771

Ariad Pharmaceuticals, Inc.*†

3,180

14,723

Integra LifeSciences Holdings

CytRx Corp.*†

4,050

14,013

Corp.*†

830

40,321

Nabi Biopharmaceuticals*

2,790

11,327

Phase Forward, Inc.*

1,880

37,619

Total Health Care

5,482,921

Nektar Therapeutics*†

4,240

37,439

Analogic Corp.

580

36,981

ENERGY 4.0%

Exterran Holdings, Inc.*†

2,727

219,087

Conmed Corp.*

1,310

36,667

The Trizetto Group, Inc.*†

2,020

35,370

PetroHawk Energy Corp.*†

7,870

129,225

Oil States International, Inc.*†

Savient Pharmaceuticals, Inc.*

2,430

35,357

2,210

106,743

Hercules Offshore*†

AmSurg Corp.*

1,350

31,145

3,870

101,046

W-H Energy Services, Inc.*

1,360

100,300

SurModics, Inc.*†

620

30,386

Atwood Oceanics, Inc.*†

1,225

93,786

Par Pharmaceutical Cos., Inc.*

1,600

29,696

Dendreon Corp.*†

3,850

29,607

Whiting Petroleum Corp.*

1,930

85,788

AMN Healthcare Services, Inc.*

1,540

28,844

Mariner Energy, Inc.*†

4,010

83,047

Viropharma, Inc.*

3,235

Penn Virginia Corp.

1,700

74,766

28,792

Alpha Natural Resources, Inc.*

2,990

69,458

Sirona Dental Systems, Inc.*†

770

27,466

Comstock Resources, Inc.*†

2,020

62,297

Symmetry Medical, Inc.*

1,640

27,388

Salix Pharmaceuticals Ltd.*†

2,180

27,076

Grey Wolf, Inc.*

8,570

56,133

Bruker BioSciences Corp.*

2,990

26,312

Bill Barrett Corp.*†

1,404

55,332

Swift Energy Co.*

1,350

55,242

Halozyme Therapeutics, Inc.*

2,990

25,983

Quidel Corp.*

1,320

25,819

World Fuel Services Corp.

1,290

52,645

Greatbatch, Inc.*†

950

25,261

Atlas America, Inc.

1,010

52,146

GulfMark Offshore, Inc.*

1,050

51,093

PharmaNet Development Group,

Inc.*†

870

25,256

Stone Energy Corp.*

1,250

50,012

Nordic American Tanker

Cross Country Healthcare, Inc.*

1,440

25,157

Matria Healthcare, Inc.*

960

25,114

Shipping†

1,250

49,050

EXCO Resources, Inc.*

2,790

46,147

Kindred Healthcare, Inc.*

1,400

25,074

Rosetta Resources, Inc.*†

2,300

42,182

Vital Signs, Inc.

480

25,027

Parker Drilling Co.*†

5,190

42,143

Geron Corp.*†

3,370

24,668

Res-Care, Inc.*

1,060

24,210

USEC, Inc.*†

4,040

41,410

NATCO Group, Inc.*†

770

39,847

InterMune, Inc.*†

1,250

23,913

Complete Production Services,

HMS Holdings Corp.*

960

23,626

Inc.*

1,930

39,526

SonoSite, Inc.*†

770

23,500

Gentiva Health Services, Inc.*

1,210

23,244

Basic Energy Services, Inc.*†

1,830

38,467

FoxHollow Technologies, Inc.*

870

22,968

Ship Finance International Ltd.†

1,450

38,092

Zoll Medical Corp.*

870

22,550

Lufkin Industries, Inc.

680

37,414

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

47

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Golar LNG Ltd.†

1,530

$

34,150

Amcol International Corp.†

1,160

$

38,384

Pioneer Drilling Co.*

2,310

28,136

NewMarket Corp.

670

33,085

Petroleum Development

PolyOne Corp.*

4,330

32,345

Corp.*†

610

27,054

Glatfelter

2,020

29,977

International Coal Group, Inc.*†

5,880

26,107

Headwaters, Inc.*†

1,830

27,230

Dawson Geophysical Co.*

330

25,578

Buckeye Technologies, Inc.*

1,760

26,646

Matrix Service Co.*

1,220

25,559

Calgon Carbon Corp.*†

1,830

25,547

Uranium Resources, Inc.*

2,410

22,630

Innospec, Inc.

1,060

24,147

Newpark Resources, Inc.*

4,140

22,190

Spartech Corp.

1,410

24,055

Allis-Chalmers Energy, Inc.*†

1,160

21,970

A. Schulman, Inc.

1,180

23,281

Contango Oil & Gas Co.*

580

20,996

Wausau Paper Corp.

2,020

22,523

Harvest Natural Resources, Inc.*

1,740

20,776

Neenah Paper, Inc.

650

21,509

Knightsbridge Tankers Ltd.†

770

20,713

Stillwater Mining Co.*

1,930

19,860

Gulfport Energy Corp.*

870

20,584

Olympic Steel, Inc.†

390

10,592

Alon USA Energy, Inc.†

590

19,930

Total Materials

2,192,926

Energy Partners Ltd.*

1,250

18,350

UTILITIES 2.0%

GMX Resources, Inc.*†

530

17,050

VeraSun Energy Corp.*†

1,440

15,840

Westar Energy, Inc.

4,091

100,472

Pacific Ethanol, Inc.*†

1,640

15,777

ITC Holdings Corp.

1,930

95,631

Nicor, Inc.†

2,070

88,803

Bois d’Arc Energy, Inc.*

770

14,761

Double Hull Tankers, Inc.

960

14,294

PNM Resources, Inc.†

3,500

81,480

Aventine Renewable Energy

WGL Holdings, Inc.

2,220

75,236

Holdings, Inc.*

1,350

14,270

Aquila, Inc.*†

17,430

69,894

Cleco Corp.

2,750

69,492

Callon Petroleum Co.*

960

13,363

Black Hills Corp.†

1,670

68,503

Delek US Holdings, Inc.

520

13,042

Total Energy

New Jersey Resources Corp.†

1,230

60,996

2,385,544

Southwest Gas Corp.

1,930

54,600

MATERIALS 3.6%

Northwest Natural Gas Co.†

1,170

53,469

CF Industries Holdings, Inc.

2,570

195,089

Allete, Inc.†

1,180

52,817

Terra Industries, Inc.*†

4,275

133,636

Avista Corp.

2,430

49,451

AptarGroup, Inc.†

3,205

121,373

South Jersey Industries, Inc.

1,410

49,068

Hercules, Inc.†

5,420

113,928

El Paso Electric Co.*

2,115

48,920

Texas Industries, Inc.†

1,196

93,886

NorthWestern Corp.

1,640

44,559

Greif, Inc. — Class A†

1,520

92,234

Portland General Electric Co.

1,350

37,530

H.B. Fuller Co.†

2,800

83,104

Mge Energy, Inc.

960

32,102

RTI International Metals, Inc.*

1,015

80,449

Laclede Group, Inc.

960

30,989

Quanex Corp.†

1,680

78,926

Consolidated Water Co., Inc.†

580

17,412

Olin Corp.

3,370

75,421

Central Vermont Public Service

Worthington Industries, Inc.†

3,180

74,921

Corp.

390

14,251

Schnitzer Steel Industries,

Inc. — Class A†

940

68,893

Total Utilities

1,195,675

Sensient Technologies Corp.

2,180

62,937

CONSUMER STAPLES 1.9%

Central European Distribution

Metal Management, Inc.

1,160

62,872

Minerals Technologies, Inc.

870

58,290

Corp.*†

1,610

77,135

Silgan Holdings, Inc.

1,080

58,050

Flowers Foods, Inc.

3,500

76,300

Rockwood Holdings, Inc.*†

Ralcorp Holdings, Inc.*

1,190

1,570

56,253

66,426

Brush Engineered Materials,

Casey’s General Stores, Inc.

2,310

63,987

Pilgrim’s Pride Corp.

1,800

62,514

Inc.*

1,000

51,890

Ruddick Corp.†

1,840

61,713

Arch Chemicals, Inc.†

1,060

49,693

Hecla Mining Co.*†

5,530

49,493

Universal Corp.†

1,240

60,698

Rock-Tenn Co. — Class A

1,630

47,107

Hain Celestial Group, Inc.*†

1,790

57,513

Kaiser Aluminum Corp.

650

Chattem, Inc.*†

740

52,185

45,870

Ferro Corp.

2,010

Performance Food Group Co.*

1,610

48,509

40,160

Haynes International, Inc.*

460

39,270

Tootsie Roll Industries, Inc.†

1,640

43,509

TreeHouse Foods, Inc.*

1,380

37,329

48

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Darling International, Inc.*†

3,720

$

36,791

REPURCHASE AGREEMENTS 39.1%

Fresh Del Monte Produce,

Repurchase Agreement (Note 5)

Inc.†

1,250

35,937

Mizuho Financial Group, Inc.

Vector Group Ltd.

1,418

31,766

issued 09/28/07 at 3.96%

Andersons, Inc.†

650

31,213

due 10/01/07

$11,226,871

$ 11,226,871

Sanderson Farms, Inc.†

740

30,836

Lehman Brothers Holdings, Inc.

Elizabeth Arden, Inc.*

1,080

29,117

issued 09/28/07 at 3.90%

Alliance One International,

due 10/01/07

6,273,314

6,273,314

Inc.*

4,450

29,103

Credit Suisse Group

Pantry, Inc.*†

1,060

27,168

issued 09/28/07 at 3.95%

American Oriental Bioengineering,

due 10/01/07††

4,758,934

4,758,934

Inc. PLC*†

2,410

26,871

Morgan Stanley

Great Atlantic & Pacific Tea Co.*†

870

26,500

issued 09/28/07 at 3.80%

WD-40 Co.

730

24,922

due 10/01/07

1,320,808

1,320,808

Nash Finch Co.†

590

23,500

Total Repurchase Agreements

Spartan Stores, Inc.

1,000

22,530

(Cost $23,579,927)

23,579,927

J&J Snack Foods Corp.

580

20,196

Boston Beer Co., Inc. — Class A*

330

16,058

SECURITIES LENDING COLLATERAL 21.4%

Ingles Markets, Inc. — Class A

480

13,757

Investment in Securities Lending Short Term

U.S. Bank (Note 8)

12,878,495

12,878,495

Total Consumer Staples

1,134,083

Investment Portfolio Held by

TELECOMMUNICATION SERVICES 1.0%

Time Warner Telecom, Inc. —

Total Securities Lending Collateral

Class A*†

6,700

147,199

(Cost $12,878,495)

12,878,495

Golden Telecom, Inc.†

710

57,148

Total Investments 126.2%

Cincinnati Bell, Inc.*†

11,485

56,736

(Cost $71,005,432)

$  76,034,787

Cogent Communications Group,

Liabilities in Excess of

Inc.*†

2,420

56,483

Other Assets – (26.2)%

$ (15,777,975)

Premiere Global Services, Inc.*

3,230

40,860

NTELOS Holdings Corp.

1,280

37,709

Net Assets – 100.0%

$  60,256,812

Fairpoint Communications, Inc.†

1,640

30,930

General Communication, Inc. —

UNREALIZED

GAIN

Class A*

2,410

29,257

CONTRACTS

(NOTE 1)

Iowa Telecommunications Services,

FUTURES CONTRACTS PURCHASED

Inc.†

1,410

27,989

December 2007 Russell 2000 Index

Alaska Communications Systems

Mini Futures Contracts

Group, Inc.

1,930

27,889

iPCS, Inc. — Class A

770

26,480

(Aggregate Market Value

of Contracts $10,280,650)

127

$

29,693

Syniverse Holdings, Inc.*

1,200

19,080

IDT Corp. — Class B†

2,220

18,581

UNITS

EQUITY INDEX SWAP AGREEMENTS

USA Mobility, Inc.*

1,020

17,207

November 2007 Russell 2000 Index

Centennial Communications

Swap, Terminating 11/20/07**

Corp.*

1,060

10,727

Total Telecommunication Services

604,275

Total Common Stocks

(Notional Market Value

$28,251,987)

35,076

$

349,966

(Cost $34,547,010)

39,576,365

December 2007 Russell 2000 Index

Swap, Terminating 12/28/07**

(Notional Market Value

$12,489,770)

15,507

152,461

(Total Notional Market

Value $40,741,757)

$

502,427

** Price Return based on Russell 2000 Index +/- financing at a variable rate.

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

49

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

RUSSELL 2000® FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 54.7%

Alabama National Bancorporation

70

$

5,454

Knight Capital Group, Inc. —

FINANCIALS 10.6%

Class A*†

440

5,262

Alexandria Real Estate Equities,

Pacific Capital Bancorp

200

5,260

Inc.†

130

$

12,514

Argo Group International

Realty Income Corp.†

430

12,018

Holdings Ltd.*†

120

5,221

Nationwide Health Properties,

Umpqua Holding Corp.†

260

5,203

Inc.†

380

11,449

Downey Financial Corp.†

90

5,202

Aspen Insurance Holdings Ltd.

370

10,327

MB Financial Corp.

150

5,182

Digital Realty Trust, Inc.†

230

9,060

FelCor Lodging Trust, Inc.†

260

5,182

Platinum Underwriters Holdings

Citizens Banking Corp.†

320

5,155

Ltd.†

250

8,990

RLI Corp.

90

5,105

Apollo Investment Corp.†

420

8,736

Pennsylvania Real Estate

Montpelier Re Holdings Ltd.†

480

8,496

Investment Trust†

130

5,062

National Financial Partners

Cousins Properties, Inc.†

170

4,991

Corp.

160

8,477

Prosperity Bancshares, Inc.

150

4,974

IPC Holdings Ltd.

270

7,789

optionsXpress Holdings, Inc.

190

4,967

Senior Housing Properties Trust†

350

7,721

Glacier Bancorp, Inc.

220

4,954

Assured Guaranty Ltd.

280

7,608

Selective Insurance Group, Inc.

230

4,894

ProAssurance Corp.*

140

7,542

International Bancshares Corp.

220

4,774

UCBH Holdings, Inc.†

430

7,516

Ares Capital Corp.

290

4,718

Delphi Financial Group, Inc. —

First Charter Corp.

150

4,525

Class A†

180

7,276

Ashford Hospitality Trust, Inc.†

450

4,522

Potlatch Corp.

160

7,205

Cash America International, Inc.†

120

4,512

NewAlliance Bancshares, Inc.

490

7,193

American Financial Realty Trust

560

4,508

First Midwest Bancorp, Inc.

210

7,174

Omega Healthcare Investors, Inc.

290

4,504

LaSalle Hotel Properties

170

7,154

Odyssey Re Holdings Corp.

120

4,453

South Financial Group, Inc.

310

7,049

Susquehanna Bancshares, Inc.†

220

4,422

Chittenden Corp.

200

7,032

Provident Financial Services, Inc.

270

4,420

Max Capital Group Ltd.†

250

7,010

United Community Banks, Inc.†

180

4,414

Post Properties, Inc.

180

6,966

FNB Corp.†

260

4,300

DiamondRock Hospitality Co.†

400

6,964

Piper Jaffray Cos., Inc.*

80

4,288

National Retail Properties, Inc.†

280

6,826

Provident Bankshares Corp.†

136

4,261

Phoenix Cos., Inc.

480

6,773

Signature Bank*

120

4,228

Cathay General Bancorp†

210

6,764

Boston Private Financial Holdings,

BioMed Realty Trust, Inc.†

280

6,748

Inc.†

150

4,176

Zenith National Insurance

Extra Space Storage, Inc.†

270

4,155

Corp.†

150

6,733

Equity Lifestyle Properties, Inc.†

80

4,144

FirstMerit Corp.

340

6,718

Advanta Corp.

150

4,113

SVB Financial Group*†

140

6,630

Central Pacific Financial Corp.

130

3,796

Strategic Hotels & Resorts, Inc.

320

6,589

Horace Mann Educators Corp.

190

3,745

First Niagara Financial Group,

MCG Capital Corp.

260

3,741

Inc.†

460

6,509

Inland Real Estate Corp.†

240

3,718

Commerce Group, Inc.

220

6,483

Portfolio Recovery Associates,

Greater Bay Bancorp

220

6,072

Inc.†

70

3,715

GFI Group, Inc.*

70

6,028

Wintrust Financial Corp.†

86

3,671

First Community Bancorp†

110

6,018

Sterling Bancshares, Inc.†

320

3,651

Westamerica Bancorporation†

120

5,977

Universal American Financial

Sterling Savings Bank†

220

5,920

Corp.*

160

3,650

Trustmark Corp.†

200

5,608

S&T Bancorp, Inc.

110

3,530

Lexington Realty Trust†

280

5,603

United Fire & Casualty Co.

90

3,518

Entertainment Properties Trust

110

5,588

Stifel Financial Corp.*†

60

3,470

Mid-America Apartment

FirstFed Financial Corp.*†

70

3,468

Communities, Inc.

110

5,483

PS Business Parks, Inc.

60

3,411

50

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

VALUE

MARKET

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

National Penn Bancshares, Inc.†

206

$

3,370

WSFS Financial Corp.

30

$

1,872

Financial Federal Corp.†

120

3,361

TierOne Corp.

70

1,853

First Bancorp Puerto Rico†

350

3,325

Crystal River Capital, Inc.†

110

1,849

CVB Financial Corp.†

280

3,276

Sun Communities, Inc.

60

1,805

Infinity Property & Casualty Corp.

80

3,218

First Financial Bancorp†

140

1,789

Brookline Bancorp, Inc.

270

3,129

Capital Trust, Inc. — Class A

50

1,775

NBT Bancorp, Inc.

140

3,044

SWS Group, Inc.

100

1,769

Newcastle Investment Corp.†

170

2,995

Gramercy Capital Corp.

70

1,762

Redwood Trust, Inc.†

90

2,990

Flagstar Bancorp, Inc.†

180

1,751

MFA Mortgage Investments, Inc.†

350

2,817

CompuCredit Corp.*†

80

1,737

Medical Properties Trust Inc.

210

2,797

Banner Corp.

50

1,720

LandAmerica Financial Group, Inc.†

70

2,729

Dollar Financial Corp.*

60

1,712

Navigators Group, Inc.*†

50

2,713

Kite Realty Group Trust

90

1,692

Bank Mutual Corp.

230

2,712

Western Alliance Bancorp, Inc.*†

70

1,650

Chemical Financial Corp.

110

2,668

BankAtlantic Bancorp, Inc. —

Parkway Properties, Inc.

60

2,648

Class A†

190

1,647

Hanmi Financial Corp.

170

2,633

First State Bancorporation

80

1,571

Cohen & Steers, Inc.

70

2,592

PFF Bancorp, Inc.†

100

1,534

Cedar Shopping Centers, Inc.

190

2,588

Asta Funding, Inc.†

40

1,533

NorthStar Realty Finance Corp.†

260

2,582

State Auto Financial Corp.

50

1,463

Ramco-Gershenson Properties

Green Bankshares, Inc.

40

1,458

Trust

80

2,499

Ocwen Financial Corp.*†

150

1,415

Pico Holdings, Inc.*

60

2,493

JER Investors Trust, Inc.†

110

1,370

Amcore Financial, Inc.

100

2,492

Prospect Capital Corp.†

80

1,362

Anthracite Capital, Inc.†

270

2,457

Hercules Technology Growth

LTC Properties, Inc.†

100

2,367

Capital, Inc.†

100

1,327

Hilltop Holdings, Inc.*

200

2,348

Thomas Weisel Partners Group,

Community Bank System, Inc.

120

2,342

Inc.*

90

1,306

World Acceptance Corp.*

70

2,316

Capitol Bancorp, Ltd.†

50

1,242

Security Capital Assurance Ltd.†

100

2,284

NexCen Brands, Inc.*

180

1,210

WesBanco, Inc.

90

2,248

CoBiz Financial, Inc.

70

1,198

Columbia Banking Systems, Inc.†

70

2,227

Midwest Banc Holdings, Inc.†

80

1,182

Banco Latinoamericano

W Holding Co., Inc.†

490

1,098

de Exportaciones SA

120

2,182

Anworth Mortgage Asset

Texas Capital Bancshares, Inc.*

100

2,174

Corp.†

190

1,024

Anchor BanCorp Wisconsin, Inc.

80

2,160

Resource Capital Corp.†

90

1,013

United America Indemnity Ltd. —

Franklin Bank Corp.*

110

1,012

Class A*

100

2,151

Independent Bank Corp.

90

995

RAIT Financial Trust†

260

2,140

Triad Guaranty, Inc.*†

50

949

IBERIABANK Corp.

40

2,106

Arbor Realty Trust, Inc.

50

945

Corus Bankshares, Inc.†

160

2,083

U.S.B. Holding Co.†

40

929

Saul Centers, Inc.

40

2,060

Irwin Financial Corp.

80

882

Bankunited Financial Corp. —

Resource America, Inc. —

Class A†

130

2,020

Class A

50

790

Ezcorp, Inc. — Class A*

150

2,018

Security Bank Corp.

60

751

Cascade Bancorp.†

90

2,003

Total Financials

Primus Guaranty Ltd.*

190

1,999

707,937

INFORMATION TECHNOLOGY 10.2%

Northwest Bancorp, Inc.

70

1,992

Flir Systems, Inc.*†

280

15,509

Deerfield Triarc Capital Corp.†

220

1,991

FBL Financial Group, Inc. —

ON Semiconductor Corp.*

1,040

13,062

Itron, Inc.*†

130

Class A

50

1,975

12,099

MarketAxess Holdings, Inc.*†

Ansys, Inc.*†

330

11,276

130

1,950

Equinix, Inc.*

126

Harleysville Group, Inc.

60

1,919

11,175

Sterling Financial Corp.

110

1,887

Micros Systems, Inc.*†

170

11,062

Foundry Networks, Inc.*

620

11,017

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

51

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Nuance Communications, Inc.*†

560

$

10,814

Brooks Automation, Inc.*

320

$

4,557

Anixter International, Inc.*†

130

10,718

Cabot Microelectronics Corp.*

100

4,275

Polycom, Inc.*†

390

10,475

Netgear, Inc.*

140

4,259

ValueClick, Inc.*†

420

9,433

Checkpoint Systems, Inc.*†

160

4,222

Andrew Corp.*

660

9,141

Rofin-Sinar Technologies, Inc.*

60

4,213

Sybase, Inc.*†

390

9,021

United Online, Inc.†

280

4,203

Formfactor, Inc.*

200

8,874

Coherent, Inc.*

130

4,170

Jack Henry & Associates, Inc.

340

8,792

ATMI, Inc.*

140

4,165

Parametric Technology Corp.*

490

8,536

CSG Systems International, Inc.*

190

4,038

3Com Corp.*

1,670

8,250

MKS Instruments, Inc.*†

210

3,994

Digital River, Inc.*

180

8,055

InterDigital, Inc.*†

190

3,948

PMC - Sierra, Inc.*†

910

7,635

Omniture, Inc.*

130

3,942

Tessera Technologies, Inc.*†

200

7,500

Blue Coat Systems, Inc.*

50

3,938

Benchmark Electronics, Inc.*†

310

7,400

MAXIMUS, Inc.

90

3,922

Atheros Communications, Inc.*

240

7,193

Vasco Data Security

Palm, Inc.*†

440

7,159

International*†

110

3,884

THQ, Inc.*

280

6,994

Standard Microsystems Corp.*

100

3,842

Emulex Corp.*

360

6,901

Trident Microsystems, Inc.*

240

3,814

j2 Global Communications, Inc.*†

210

6,873

Websense, Inc.*

190

3,749

CACI International, Inc. —

Imation Corp.

150

3,680

Class A*†

130

6,642

Ariba, Inc.*

340

3,665

TIBCO Software, Inc.*†

890

6,577

Ultimate Software Group, Inc.*

100

3,490

Electronics for Imaging, Inc.*†

240

6,446

Epicor Software Corp.*

250

3,443

Perot Systems Corp. — Class A*†

370

6,257

SPSS, Inc.*†

80

3,291

Wright Express Corp.*†

170

6,203

Manhattan Associates, Inc.*

120

3,289

Skyworks Solutions, Inc.*†

680

6,147

Advent Software, Inc.*†

70

3,288

Avocent Corp.*

210

6,115

Sycamore Networks, Inc.*

790

3,215

DealerTrack Holdings, Inc.*†

140

5,863

Littelfuse, Inc.*

90

3,212

Informatica Corp.*†

370

5,809

MicroStrategy, Inc. — Class A*

40

3,174

Arris Group, Inc.*†

470

5,804

Hittite Microwave Corp.*†

70

3,091

Cymer, Inc.*

150

5,758

ViaSat, Inc.*

100

3,083

ADTRAN, Inc.

250

5,757

Park Electrochemical Corp.

90

3,022

Plantronics, Inc.†

200

5,710

Black Box Corp.

70

2,993

Macrovision Corp.*†

230

5,665

Novatel Wireless, Inc.*

130

2,945

Euronet Worldwide, Inc.*†

190

5,656

Sirenza Microdevices, Inc.*

170

2,939

Lawson Software, Inc.*

560

5,606

RealNetworks, Inc.*

430

2,915

RF Micro Devices, Inc.*

830

5,586

Rogers Corp.*

70

2,883

Semtech Corp.*

270

5,530

Mantech International Corp. —

Blackboard, Inc.*†

120

5,501

Class A*

80

2,878

Mentor Graphics Corp.*†

360

5,436

Electro Scientific Industries, Inc.*

120

2,875

Synaptics, Inc.*

110

5,254

CMGI, Inc.*

2,090

2,842

Dycom Industries, Inc.*†

170

5,207

Cogent, Inc.*†

180

2,822

Amkor Technology, Inc.*†

450

5,184

Quantum Corp.*

830

2,822

Insight Enterprises, Inc.*

200

5,162

AMIS Holdings, Inc.*

280

2,719

Progress Software Corp.*

170

5,151

Faro Technologies, Inc.*

60

2,649

Quest Software, Inc.*

290

4,976

KEMET Corp.*

360

2,646

Entegris, Inc.*

570

4,948

Micrel, Inc.

240
2,592

Comtech Telecommunications

The Knot, Inc.*

120

2,551

Corp.*†

90

4,814

Mastec, Inc.*

180

2,533

MPS Group, Inc.*†

430

4,794

Veeco Instruments, Inc.*

130

2,519

SRA International, Inc. —

LoopNet, Inc.*

120

2,465

Class A*

170

4,774

Cirrus Logic, Inc.*

380

2,432

Concur Technologies, Inc.*†

150

4,728

C-COR, Inc.*

210

2,413

FEI Co.*†

150

4,714

Vignette Corp.*

120

2,408

Technitrol, Inc.

170

4,582

SonicWALL, Inc.*

270

2,357

52

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

SYKES Enterprises, Inc.*

140

$

2,325

Tempur-Pedic International, Inc.†

350

$

12,512

JDA Software Group, Inc.*

110

2,273

Men’s Wearhouse, Inc.

230

11,620

Advanced Energy Industries, Inc.*

150

2,265

Lear Corp.*†

320

10,272

Methode Electronics, Inc. —

Strayer Education, Inc.

60

10,118

Class A

150

2,258

DeVry, Inc.

246

9,104

Stratasys, Inc.*†

80

2,205

Gaylord Entertainment Co.*

166

8,835

Agilysys, Inc.

130

2,197

Jack in the Box, Inc.*

130

8,429

Newport Corp.*†

140

2,132

Tupperware Brands Corp.

260

8,187

Kulicke & Soffa Industries, Inc.*

250

2,120

Vail Resorts, Inc.*†

130

8,098

Smith Micro Software, Inc.*†

130

2,088

Warnaco Group, Inc.*

200

7,814

TTM Technologies, Inc.*

180

2,083

Bally Technologies Inc.*

220

7,795

S1 Corp.*

230

2,082

Gemstar-TV Guide International,

Photronics, Inc.*

180

2,054

Inc.*

1,070

7,447

Global Cash Access Holdings, Inc.*

190

2,012

Fossil, Inc.*

180

6,725

Exar Corp.*

150

1,959

J. Crew Group, Inc.*†

160

6,640

Extreme Networks, Inc.*

510

1,958

Polaris Industries, Inc.

150

6,543

Adaptec, Inc.*

510

1,948

Cooper Tire & Rubber Co.

260

6,344

Authorize.Net Holdings, Inc.*

110

1,939

Wolverine World Wide, Inc.

230

6,302

CTS Corp.

150

1,935

Belo Corp. — Class A

360

6,250

Internet Capital Group, Inc.*

160

1,920

American Greetings Corp. —

Mattson Technology, Inc.*

220

1,903

Class A

230

6,072

DSP Group, Inc.*

120

1,900

Aeropostale, Inc.*†

315

6,004

Cohu, Inc.

100

1,875

Under Armour, Inc.*†

100

5,982

Bankrate, Inc.*†

40

1,845

Collective Brands, Inc.*

270

5,956

Chordiant Software, Inc.*

130

1,802

Arbitron, Inc.

130

5,894

Immersion Corp.*

110

1,802

Regis Corp.

180

5,744

Ciber, Inc.*

230

1,796

Matthews International Corp. —

Art Technology Group, Inc.*

550

1,661

Class A

130

5,694

Rudolph Technologies, Inc.*†

120

1,660

WMS Industries, Inc.*

170

5,627

Supertex, Inc.*

40

1,595

Deckers Outdoor Corp.*

50

5,490

Rackable Systems, Inc.*†

120

1,556

Rent-A-Center, Inc.*†

300

5,439

Heartland Payment Systems, Inc.†

60

1,542

Marvel Entertainment, Inc.*

230

5,391

Ness Technologies, Inc.*

140

1,529

Iconix Brand Group, Inc.*

220

5,234

EPIQ Systems, Inc.*

80

1,506

Carter’s, Inc.*

250

4,987

Smart Modular Technologies

Callaway Golf Co.

310

4,963

WWH, Inc.*

210

1,502

Scholastic Corp.*

140

4,880

SI International, Inc.*

50

1,429

American Axle & Manufacturing

Greenfield Online, Inc.*

90

1,373

Holdings, Inc.†

190

4,797

Intevac, Inc.*

90

1,368

Bright Horizons Family Solutions,

infoUSA, Inc. — Class B

130

1,208

Inc.*†

110

4,712

Visual Sciences, Inc.*

80

1,155

Blue Nile, Inc.*†

50

4,706

Marchex, Inc.†

120

1,141

Gymboree Corp.*†

130

4,581

TheStreet.com, Inc.†

90

1,090

Rare Hospitality International,

Gevity HR, Inc.

100

1,025

Inc.*

120

4,573

STEC, Inc.*

130

992

Bob Evans Farms, Inc.

150

4,527

LivePerson, Inc.*

150

924

Charter Communications, Inc. —

Imergent, Inc.†

40

897

Class A*†

1,750

4,515

AsiaInfo Holdings, Inc.*

40

362

IHOP Corp.†

70

4,433

Total Information Technology

680,787

Blockbuster, Inc. — Class A*†

820

4,403

CONSUMER DISCRETIONARY 8.1%

Charming Shoppes, Inc.*

520

4,368

Chipotle Mexican Grill, Inc.*

140

14,980

Aaron Rents, Inc.

190

4,237

Priceline.com, Inc.*†

160

14,200

Interactive Data Corp.

150

4,230

Sotheby’s Holdings, Inc. —

Ruby Tuesday, Inc.

230

4,218

Class A†

280

13,381

CKE Restaurants, Inc.†

260

4,215

CBRL Group, Inc.

100

4,080

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

53

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Netflix, Inc.*†

190

$

3,937

Kellwood Co.

110

$

1,876

Cabela’s, Inc. — Class A*†

160

3,784

Unifirst Corp.

50

1,873

Brown Shoe Co., Inc.

190

3,686

Cox Radio Inc. — Class A*

140

1,827

Champion Enterprises, Inc.*†

330

3,623

Premier Exhibitions, Inc.*

120

1,810

Stage Stores, Inc.

190

3,464

AFC Enterprises, Inc.*

120

1,806

Modine Manufacturing Co.

130

3,461

Journal Communications, Inc. —

Sally Beauty Holdings, Inc.*

400

3,380

Class A

190

1,801

Triarc Cos., Inc. — Class B

270

3,378

Valassis Communications, Inc.*†

200

1,784

Group 1 Automotive, Inc.†

100

3,357

Skechers U.S.A., Inc. —

Jackson Hewitt Tax Service, Inc.†

120

3,355

Class A*

80

1,768

Stewart Enterprises, Inc. —

DSW, Inc.*†

70

1,762

Class A

440

3,353

Marcus Corp.

90

1,728

Citadel Broadcasting Corp.†

780

3,245

Exide Technologies*†

260

1,690

Dress Barn, Inc.*

190

3,232

Fred’s, Inc.

160

1,685

CEC Entertainment, Inc.*

120

3,224

Monaco Coach Corp.

120

1,684

Winnebago Industries, Inc.†

130

3,104

Big 5 Sporting Goods Corp.

90

1,683

Steiner Leisure Ltd.*

70

3,038

Hayes Lemmerz International,

Red Robin Gourmet Burgers, Inc.*

70

3,003

Inc.*

400

1,664

Lee Enterprises, Inc.

190

2,958

Charlotte Russe Holding, Inc.*

110

1,610

Jakks Pacific, Inc.*

110

2,938

Denny’s Corp.*

400

1,600

Sonic Automotive, Inc.

120

2,873

Lin TV Corp. — Class A*

120

1,561

Aftermarket Technology Corp.*

90

2,857

Amerigon, Inc.*

90

1,558

Drew Industries, Inc.*†

70

2,848

Meritage Homes Corp.*†

110

1,553

Columbia Sportswear Co.

50

2,766

La-Z-Boy, Inc.†

210

1,550

Entercom Communications

Jamba, Inc.*†

220

1,547

Corp.

140

2,706

Gray Television, Inc.

180

1,528

Entravision Communications

Steven Madden, Ltd.

80

1,516

Corp. — Class A*

290

2,674

O’Charleys, Inc.

100

1,516

Sealy Corp.†

190

2,668

Standard-Pacific Corp.†

270

1,482

Sinclair Broadcast Group, Inc. —

RCN Corp.*

120

1,476

Class A†

210

2,528

World Wrestling Entertainment,

Helen of Troy Ltd.*†

130

2,510

Inc.

90

1,357

RC2 Corp.*

90

2,492

Casual Male Retail Group, Inc.*

150

1,344

Media General, Inc.

90

2,476

Global Sources Ltd.*

60

1,330

Morningstar, Inc.*

40

2,456

Beazer Homes USA, Inc.†

160

1,320

Cato Corp. — Class A

120

2,453

Building Material Holding Corp.†

120

1,270

PEP Boys-Manny Moe & Jack

170

2,385

Monarch Casino & Resort, Inc.*

40

1,138

Jos. A. Bank Clothiers, Inc.*†

70

2,339

McCormick & Schmick’s Seafood

Jo-Ann Stores, Inc.*

110

2,321

Restaurants, Inc.*

60

1,130

K-Swiss, Inc. — Class A

100

2,291

Citi Trends, Inc.*†

50

1,088

Ambassadors Group, Inc.

60

2,286

Multimedia Games, Inc.*†

100

852

Buckle, Inc.

60

2,276

Westwood One, Inc.†

300

825

Buffalo Wild Wings, Inc.*

60

2,263

MTR Gaming Group, Inc.*

80

762

Blyth, Inc.

110

2,250

Bluegreen Corp.*

90

698

Shuffle Master, Inc.*†

150

2,243

Movado Group, Inc.

Total Consumer Discretionary

536,966

70

2,234

INDUSTRIALS 7.8%

Speedway Motorsports, Inc.

60

2,220

Papa John’s International, Inc.*

90

Bucyrus International, Inc. —

2,200

Spartan Motors, Inc.†

Class A†

150

10,939

130

2,188

Oxford Industries, Inc.

60

Washington Group International,

2,167

Furniture Brands International,

Inc.*

120

10,537

Inc.†

200

2,028

Belden, Inc.

200

9,382

Waste Connections, Inc.*†

290

9,210

Asbury Automotive Group, Inc.†

100

1,981

Ceradyne, Inc.*†

Universal Electronics, Inc.*

60

1,950

120

9,089

CSK Auto Corp.*

180

1,917

Acuity Brands, Inc.†

180

9,086

54

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

FTI Consulting, Inc.*†

180

$

9,056

ABM Industries, Inc.

180

$

3,596

Curtiss-Wright Corp.

190

9,025

NCI Building Systems, Inc.*†

80

3,457

EMCOR Group, Inc.*

270

8,467

RBC Bearings, Inc.*

90

3,451

Deluxe Corp.

220

8,105

Heartland Express, Inc.†

240

3,427

Watson Wyatt & Co. Holdings†

180

8,089

Republic Airways Holdings, Inc.*

160

3,387

Granite Construction, Inc.

150

7,953

Kenexa Corp. — Class A*

110

3,386

Wabtec Corp.†

210

7,867

Korn/Ferry International, Inc.*

200

3,302

Baldor Electric Co.†

190

7,590

Werner Enterprises, Inc.

190

3,258

Brady Corp. — Class A

210

7,535

EnPro Industries, Inc.*

80

3,248

Clarcor, Inc.

220

7,526

Rollins, Inc.†

120

3,203

GrafTech International Ltd.*

420

7,493

Circor International, Inc.

70

3,179

Teledyne Technologies, Inc.*

140

7,475

School Specialty, Inc.*

90

3,117

IHS, Inc.*†

130

7,344

Apogee Enterprises, Inc.

120

3,113

Herman Miller, Inc.

270

7,328

II-VI, Inc.*

90

3,108

Actuant Corp. — Class A†

110

7,147

Federal Signal Corp.

200

3,072

SkyWest, Inc.

280

7,048

Superior Essex, Inc.*

80

2,982

Moog, Inc. — Class A*

160

7,030

Arkansas Best Corp.†

90

2,939

Nordson Corp.

140

7,029

Tennant Co.

60

2,922

JetBlue Airways Corp.*†

760

7,007

Viad Corp.

80

2,880

Genlyte Group, Inc.*

106

6,812

Old Dominion Freight Line, Inc.*†

120

2,876

Regal-Beloit Corp.†

130

6,226

Robbins & Myers, Inc.

50

2,864

Geo Group, Inc.*

210

6,218

Pacer International, Inc.

150

2,857

Perini Corp.*

110

6,152

Layne Christensen Co.*

50

2,774

United Stationers, Inc.*

110

6,107

Cascade Corp.

40

2,607

Mueller Water Products, Inc. —

Atlas Air Worldwide Holdings

Class A†

490

6,071

Co., Inc.*

50

2,582

Barnes Group, Inc.†

190

6,065

Heidrick & Struggles International,

IKON Office Solutions, Inc.

460

5,911

Inc.*

70

2,552

Hexcel Corp.*†

260

5,905

DynCorp International, Inc. —

Esterline Technologies Corp.*†

100

5,705

Class A*

110

2,542

Applied Industrial Technologies,

Cubic Corp.

60

2,530

Inc.

180

5,549

Interline Brands, Inc.*

110

2,529

Heico Corp.†

110

5,430

Encore Wire Corp.†

100

2,513

Mueller Industries, Inc.

150

5,421

Consolidated Graphics, Inc.*

40

2,512

Tetra Tech, Inc.*†

250

5,280

M&F Worldwide Corp.*

50

2,510

Astec Industries, Inc.*

90

5,170

American Science & Engineering,

Triumph Group, Inc.

60

4,903

Inc.†

40

2,506

AAR Corp.*

160

4,854

Navigant Consulting, Inc.*

190

2,405

HUB Group, Inc. — Class A*†

160

4,805

Raven Industries, Inc.†

60

2,403

Simpson Manufacturing Co., Inc.†

150

4,777

Rush Enterprises, Inc. — Class A*

90

2,282

Eagle Bulk Shipping, Inc.†

180

4,633

American Reprographics Co.*

120

2,246

Horizon Lines, Inc. — Class A†

140

4,274

Tredegar Corp.

130

2,243

Watsco, Inc.

90

4,179

Ennis Inc.

100

2,204

Interface, Inc. — Class A†

230

4,151

Universal Forest Products, Inc.

70

2,093

Teletech Holdings, Inc.*

170

4,065

NACCO Industries, Inc. —

Watts Industries, Inc. — Class A†

130

3,991

Class A

20

2,070

A.O. Smith Corp.

90

3,949

Gibraltar Industries, Inc.

110

2,035

EDO Corp.

70

3,921

Bowne & Co., Inc.

120

1,999

AirTran Holdings, Inc.*†

390

3,838

Spherion Corp.*

240

1,982

Goodman Global, Inc.*†

160

3,821

Kelly Services, Inc.

100

1,981

Knoll, Inc.

210

3,725

CRA International, Inc.*†

40

1,928

Labor Ready, Inc.*

200

3,702

TransDigm Group, Inc.*

40

1,828

Healthcare Services Group†

180

3,649

Blount International, Inc.*

160

1,818

Administaff, Inc.

100

3,630

Griffon Corp.*

120

1,812

G & K Services, Inc. — Class A

90

3,618

Lindsay Manufacturing Co.

40

1,751

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

55

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Columbus McKinnon Corp. —

Meridian Bioscience, Inc.

170

$

5,154

Class A*

70

$

1,742

American Medical Systems

Kforce, Inc.*

130

1,672

Holdings, Inc.*†

300

5,085

Greenbrier Cos., Inc.†

60

1,603

Pharmion Corp.*†

110

5,075

EnerSys*

90

1,599

NuVasive, Inc.*

140

5,030

Freightcar America, Inc.

40

1,528

Apria Healthcare Group, Inc.*

190

4,942

TAL International Group, Inc.

60

1,504

Cubist Pharmaceuticals, Inc.*†

230

4,860

Wabash National Corp.†

120

1,355

Regeneron Pharmaceuticals, Inc.*

270

4,806

Houston Wire & Cable Co.†

70

1,268

Eclipsys Corp.*

200

4,664

Celadon Group, Inc.*

100

1,177

Applera Corp. - Celera Group*

330

4,640

Insteel Industries, Inc.

70

1,075

Thoratec Corp.*

220

4,552

Total Industrials

518,248

Parexel International Corp.*

110

4,540

HEALTH CARE 7.6%

Exelixis, Inc.*†

410

4,342

Hologic, Inc.*†

220

13,420

KV Pharmaceutical Co.*†

150

4,290

Illumina, Inc.*

220

11,414

Alnylam Pharmaceuticals, Inc.*†

130

4,260

Inverness Medical Innovations,

XenoPort, Inc.*

90

4,234

Inc.*†

200

11,064

Wright Medical Group, Inc.*

150

4,023

Alexion Pharmaceuticals, Inc.*

160

10,424

Omnicell, Inc.*

140

3,996

Immucor, Inc.*

290

10,367

Medicines Co.*

220

3,918

BioMarin Pharmaceuticals, Inc.*

410

10,209

Healthspring, Inc.*

200

3,900

MGI Pharma, Inc.*†

340

9,445

Integra LifeSciences Holdings

Myriad Genetics, Inc.*

180

9,387

Corp.*†

80

3,886

Psychiatric Solutions, Inc.*†

230

9,034

Centene Corp.*

180

3,872

Amedisys, Inc.*†

Onyx Pharmaceuticals, Inc.*†

200

8,704

Alpharma, Inc. — Class A†

180

3,845

OSI Pharmaceuticals, Inc.*†

240

8,158

100

3,842

Alkermes, Inc.*†

430

7,912

Martek Biosciences Corp.*†

130

3,774

Steris Corp.†

280

7,652

Sciele Pharma, Inc.*†

140

3,643

Medarex, Inc.*†

540

7,646

HealthExtras, Inc.*

130

3,618

Varian, Inc.*

120

7,633

Nektar Therapeutics*†

390

3,444

AMERIGROUP Corp.*

220

7,586

Phase Forward, Inc.*

170

3,402

Healthways, Inc.*†

140

7,556

Conmed Corp.*

120

3,359

Savient Pharmaceuticals, Inc.*

Affymetrix, Inc.*†

290

7,357

The Trizetto Group, Inc.*

190

3,327

Bio-Rad Laboratories, Inc. —

220

3,201

Class A*

80

7,240

Analogic Corp.

50

3,188

150

Perrigo Co.†

330

7,045

SurModics, Inc.*

60

2,941

Medicis Pharmaceutical Corp. —

Par Pharmaceutical Cos., Inc.*

2,784

Class A†

230

7,017

AmSurg Corp.*

120

2,768

Magellan Health Services, Inc.*

160

6,493

Dendreon Corp.*†

350

2,691

Dionex Corp.*

80

6,357

Viropharma, Inc.*

300

2,670

Valeant Pharmaceuticals

AMN Healthcare Services, Inc.*

140

2,622

International*†

410

6,347

Symmetry Medical, Inc.*

150

2,505

Align Technology, Inc.*†

250

6,332

Sirona Dental Systems, Inc.*†

70

2,497

Owens & Minor, Inc.†

166

6,323

Salix Pharmaceuticals Ltd.*†

200

2,484

Allscripts Healthcare Solutions,

Greatbatch, Inc.*†

90

2,393

Inc.*†

230

6,217

Bruker BioSciences Corp.*

270

2,376

Chemed Corp.

100

6,216

Matria Healthcare, Inc.*

90

2,354

ArthroCare Corp.*

110

6,148

Quidel Corp.*

120

2,347

2,328

United Therapeutics Corp.*†

90

5,989

Halozyme Therapeutics, Inc.*†

270

2,346

Haemonetics Corp.*

110

5,436

Kindred Healthcare, Inc.*

130

West Pharmaceutical Services, Inc.

130

5,416

PharmaNet Development

PSS World Medical, Inc.*

280

5,356

Group, Inc.*

80

2,322

LifeCell Corp.*†

140

5,260

InterMune, Inc.*†

120

2,296

PolyMedica Corp.

100

5,252

Res-Care, Inc.*

100

2,284

Cepheid, Inc.*†

230

5,244

Cross Country Healthcare, Inc.*

130

2,271

56

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

Geron Corp.*†

310

$

2,269

Complete Production Services,

HMS Holdings Corp.*

90

2,215

Inc.*

180

$

3,686

SonoSite, Inc.*†

70

2,136

NATCO Group, Inc.*†

70

3,623

Gentiva Health Services, Inc.*

110

2,113

Basic Energy Services, Inc.*†

170

3,573

FoxHollow Technologies, Inc.*

80

2,112

Ship Finance International Ltd.†

130

3,415

Vital Signs, Inc.

40

2,086

Lufkin Industries, Inc.

60

3,301

Kendle International, Inc.*†

50

2,076

Golar LNG Ltd.†

140

3,125

Zoll Medical Corp.*

80

2,074

Petroleum Development Corp.*†

60

2,661

Cypress Bioscience, Inc.*†

150

2,054

Pioneer Drilling Co.*

210

2,558

Seattle Genetics, Inc.*†

180

2,023

International Coal Group, Inc.*†

540

2,398

Palomar Medical Technologies,

Dawson Geophysical Co.*

30

2,325

Inc.*

70

1,994

Matrix Service Co.*

110

2,305

ICU Medical, Inc.*†

50

1,938

Allis-Chalmers Energy, Inc.*†

110

2,083

OraSure Technologies, Inc.*

190

1,910

Uranium Resources, Inc.*

220

2,066

Air Methods Corp.*

40

1,848

Newpark Resources, Inc.*

380

2,037

eResearch Technology, Inc.*

160

1,822

Harvest Natural Resources, Inc.*

160

1,910

Molina Healthcare, Inc.*

50

1,814

Gulfport Energy Corp.*

80

1,893

Omrix Biopharmaceuticals, Inc.*†

50

1,766

Knightsbridge Tankers Ltd.†

70

1,883

Noven Pharmaceuticals, Inc.*

110

1,752

Contango Oil & Gas Co.*

50

1,810

Angiodynamics, Inc.*

90

1,697

Energy Partners Ltd.*

120

1,762

Datascope Corp.

50

1,691

Alon USA Energy, Inc.†

50

1,689

Volcano Corp.*

100

1,644

GMX Resources, Inc.*†

50

1,609

Neurocrine Biosciences, Inc.*†

160

1,600

Pacific Ethanol, Inc.*†

150

1,443

Vanda Pharmaceuticals, Inc.*†

110

1,530

VeraSun Energy Corp.*†

130

1,430

Ariad Pharmaceuticals, Inc.*†

290

1,343

Bois d’Arc Energy, Inc.*

70

1,342

CytRx Corp.*†

370

1,280

Double Hull Tankers, Inc.†

90

1,340

Nabi Biopharmaceuticals*

260

1,056

Aventine Renewable Energy

Total Health Care

502,490

Holdings, Inc.*

120

1,268

ENERGY 3.3%

Delek US Holdings, Inc.†

50

1,254

Exterran Holdings, Inc.*†

246

19,764

Callon Petroleum Co.*

90

1,253

PetroHawk Energy Corp.*†

720

11,822

Total Energy

219,730

Oil States International, Inc.*†

200

9,660

MATERIALS 3.0%

W-H Energy Services, Inc.*

130

9,587

CF Industries Holdings, Inc.

240

18,219

Hercules Offshore*†

360

9,400

Terra Industries, Inc.*†

390

12,192

Atwood Oceanics, Inc.*†

110

8,422

AptarGroup, Inc.†

290

10,982

Whiting Petroleum Corp.*

180

8,001

Hercules, Inc.†

500

10,510

Mariner Energy, Inc.*†

370

7,663

Texas Industries, Inc.†

110

8,635

Penn Virginia Corp.

160

7,037

Greif, Inc. — Class A†

140

8,495

Alpha Natural Resources, Inc.*

280

6,504

H.B. Fuller Co.†

260

7,717

Comstock Resources, Inc.*†

190

5,860

Quanex Corp.†

150

7,047

Grey Wolf, Inc.*

790

5,174

Olin Corp.

310

6,938

Bill Barrett Corp.*†

130

5,123

Worthington Industries, Inc.†

290

6,832

Swift Energy Co.*

120

4,910

RTI International Metals, Inc.*

86

6,816

World Fuel Services Corp.

120

4,897

Schnitzer Steel Industries, Inc. —

GulfMark Offshore, Inc.*

100

4,866

Class A†

90

6,596

Stone Energy Corp.*

120

4,801

Metal Management, Inc.

110

5,962

Nordic American Tanker

Sensient Technologies Corp.

200

5,774

Shipping†

120

4,709

Silgan Holdings, Inc.

100

5,375

Atlas America, Inc.

90

4,647

Minerals Technologies, Inc.

80

5,360

EXCO Resources, Inc.*

260

4,300

Rockwood Holdings, Inc.*

140

5,016

Parker Drilling Co.*†

480

3,898

Arch Chemicals, Inc.†

100

4,688

Rosetta Resources, Inc.*†

210

3,851

Brush Engineered Materials, Inc.*

90

4,670

USEC, Inc.*†

370

3,792

Hecla Mining Co.*†

510

4,565

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

57

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

RUSSELL 2000® FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Rock-Tenn Co. — Class A

150

$

4,335

Universal Corp.

110

$

5,384

Kaiser Aluminum Corp.

60

4,234

Hain Celestial Group, Inc.*†

160

5,141

Ferro Corp.

190

3,796

Chattem, Inc.*†

70

4,936

Amcol International Corp.†

110

3,640

Performance Food Group Co.*

150

4,519

Haynes International, Inc.*

40

3,415

Tootsie Roll Industries, Inc.†

150

3,980

PolyOne Corp.*

400

2,988

TreeHouse Foods, Inc.*

130

3,517

NewMarket Corp.

60

2,963

Fresh Del Monte Produce, Inc.†

120

3,450

Glatfelter

190

2,820

Darling International, Inc.*

340

3,363

Headwaters, Inc.*†

170

2,530

Sanderson Farms, Inc.†

70

2,917

Buckeye Technologies, Inc.*

160

2,422

Andersons, Inc.†

60

2,881

Calgon Carbon Corp.*†

170

2,373

Vector Group Ltd.

126

2,824

Innospec, Inc.

100

2,278

Elizabeth Arden, Inc.*

100

2,696

Spartech Corp.

130

2,218

Alliance One International, Inc.*

410

2,681

A. Schulman, Inc.

110

2,170

Pantry, Inc.*†

100

2,563

Wausau Paper Corp.

190

2,119

American Oriental Bioengineering,

Neenah Paper, Inc.

60

1,985

Inc. PLC*†

220

2,453

Stillwater Mining Co.*

180

1,852

Great Atlantic & Pacific Tea Co.*†

80

2,437

Olympic Steel, Inc.

40

1,086

WD-40 Co.

70

2,390

Total Materials

201,613

Spartan Stores, Inc.

90

2,028

UTILITIES 1.7%

Nash Finch Co.†

50

1,992

Westar Energy, Inc.

Boston Beer Co., Inc. — Class A*

380

9,333

J&J Snack Foods Corp.

50

1,741

ITC Holdings Corp.

180

8,919

30

1,460

Nicor, Inc.†

190

8,151

Ingles Markets, Inc. — Class A

40

1,146

PNM Resources, Inc.

320

7,449

Total Consumer Staples

104,224

WGL Holdings, Inc.

200

6,778

TELECOMMUNICATION SERVICES 0.8%

Aquila, Inc.*†

1,600

6,416

Time Warner Telecom, Inc. —

Cleco Corp.†

250

6,317

Class A*†

620

13,622

Black Hills Corp.†

150

6,153

Golden Telecom, Inc.†

70

5,634

New Jersey Resources Corp.†

110

5,455

Cincinnati Bell, Inc.*†

1,060

5,236

Southwest Gas Corp.

180

5,092

Cogent Communications Group,

Northwest Natural Gas Co.†

110

5,027

Inc.*†

220

5,135

Allete, Inc.†

110

4,924

Premiere Global Services, Inc.*

300

3,795

South Jersey Industries, Inc.

130

4,524

NTELOS Holdings Corp.

120

3,535

Avista Corp.

220

4,477

Fairpoint Communications, Inc.†

150

2,829

El Paso Electric Co.*

190

4,395

General Communication, Inc. —

NorthWestern Corp.

150

4,075

Class A*

220

2,671

Portland General Electric Co.

120

3,336

Alaska Communications Systems

Mge Energy, Inc.

90

3,010

Group, Inc.

180

2,601

Laclede Group, Inc.

90

2,905

Iowa Telecommunications Services,

Consolidated Water Co., Inc.†

50

1,501

Inc.†

130

2,581

Central Vermont Public Service

iPCS, Inc. — Class A

70

2,407

Corp.

40

1,462

Syniverse Holdings, Inc.*

110

1,749

Total Utilities

109,699

IDT Corp. — Class B†

200

1,674

CONSUMER STAPLES 1.6%

USA Mobility, Inc.*

90

1,518

Central European Distribution

Centennial Communications Corp.*

100

1,012

Corp.*†

150

7,186

Total Telecommunication Services

55,999

Flowers Foods, Inc.

320

6,976

Total Common Stocks

Ralcorp Holdings, Inc.*

110

6,140

(Cost $3,340,726)

3,637,693

Pilgrim’s Pride Corp.

170

5,904

Casey’s General Stores, Inc.

210

5,817

Ruddick Corp.

170

5,702

58

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

RUSSELL 2000® FUND

FACE

VALUE

GAIN

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

REPURCHASE AGREEMENTS 59.8%

FUTURES CONTRACTS PURCHASED

Repurchase Agreement (Note 5)

December 2007 Russell 2000 Index

Mizuho Financial Group, Inc.

Mini Futures Contracts

issued 09/28/07 at 3.96%

(Aggregate Market Value

due 10/01/07

$2,223,662

$ 2,223,662

of Contracts $1,457,100)

18

$

2,727

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

UNITS

EQUITY INDEX SWAP AGREEMENTS

due 10/01/07

1,242,531

1,242,531

Morgan Stanley

issued 09/28/07 at 3.80%

December 2007 Russell 2000 Index

due 10/01/07

261,607

261,607

Swap, Terminating 12/28/07**

Credit Suisse Group

(Notional Market Value

issued 09/28/07 at 3.95%

$1,033,893)

1,254

$

13,363

due 10/01/07††

253,223

253,223

November 2007 Russell 2000 Index

Total Repurchase Agreements

Swap, Terminating 11/20/07**

(Notional Market Value

(Cost $3,981,023)

3,981,023

$531,809)

660

941

SECURITIES LENDING COLLATERAL 16.1%

(Total Notional Market

Investment in Securities Lending Short Term

Value $1,565,702)

$

14,304

Investment Portfolio Held by

U.S. Bank (Note 8)

1,072,191

1,072,191

Total Securities Lending Collateral

(Cost $1,072,191)

1,072,191

Total Investments 130.6%

(Cost $8,393,940)

$  8,690,907

Liabilities in Excess of

Other Assets – (30.6)%

$ (2,035,976)

Net Assets – 100.0%

$  6,654,931

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

** Price Return based on Russell 2000 Index +/- financing at a variable rate.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

59

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE RUSSELL 2000® STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 99.0%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$36,889,890

$36,889,890

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

20,613,215

20,613,215

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07†

5,815,937

5,815,937

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

4,339,987

4,339,987

Total Repurchase Agreements

(Cost $67,659,029)

67,659,029

Total Investments 99.0%

(Cost $67,659,029)

$ 67,659,029

Other Assets in Excess

of Liabilities – 1.0%

$

684,561

Net Assets – 100.0%

$ 68,343,590

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

December 2007 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $22,666,000)

280

$

419,779

UNITS

EQUITY INDEX SWAP AGREEMENTS

SOLD SHORT

November 2007 Russell 2000 Index

Swap, Terminating 11/20/07*

(Notional Market Value

$11,462,742)

14,231

$

487,476

December 2007 Russell 2000 Index

Swap, Terminating 12/28/07*

(Notional Market Value

$34,264,580)

42,541

(587,436)

(Total Notional Market

Value $45,727,322)

$

(99,960)

† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

* Price Return based on Russell 2000 Index +/- financing at a variable rate.

60

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

U.S. TREASURY OBLIGATIONS 94.7%

U.S. Treasury Bond

5.00% due 05/15/37

$60,649,000

$ 62,250,513

Total U.S. Treasury Obligations

(Cost $60,507,013)

62,250,513

REPURCHASE AGREEMENTS 3.2%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

1,254,269

1,254,269

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

700,857

700,857

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

147,561

147,561

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

4,427

4,427

Total Repurchase Agreements

(Cost $2,107,114)

2,107,114

Total Investments 97.9%

(Cost $62,614,127)

$ 64,357,627

Other Assets in Excess

of Liabilities – 2.1%

$

1,380,370

Net Assets – 100.0%

$ 65,737,997

UNREALIZED

GAIN

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

December 2007 U.S. Treasury Bond

Futures Contracts

(Aggregate Market Value

of Contracts $25,609,063)

230

$

46,647

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

61

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

VALUE

MARKET

FACE

VALUE

MARKET

CONTRACTS

(NOTE 1)

AMOUNT

(NOTE 1)

OPTIONS PURCHASED 0.0%

U.S. TREASURY OBLIGATIONS

Call Options on:

SOLD SHORT (15.1)%

December 2007 U.S. Treasury

U.S. Treasury Bond

Bond Futures Contracts

5.00% due 05/15/37

$

73,885,000

$  (75,836,026)

Expiring November 2007 with

Total U.S. Treasury

strike price of 124†

426

$

—

Obligations Sold Short

December 2007 U.S. Treasury

(Proceeds $74,142,925)

(75,836,026)

Bond Futures Contracts

Total Short Sales (15.1)%

Expiring November 2007 with

(Proceeds $74,142,925)

$  (75,836,026)

Other Assets in Excess of

strike price of 132†

2,600

—

Total Options Purchased

(Cost $53,348)

—

Liabilities – 0.1%

$

245,284

Net Assets – 100.0%

$ 502,558,301

AMOUNT

FACE

UNREALIZED

LOSS

REPURCHASE AGREEMENTS 115.0%

CONTRACTS

(NOTE 1)

Joint Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

FUTURES CONTRACTS SOLD SHORT

December 2007 U.S. Treasury Bond

issued 09/28/07 at 3.96%

Futures Contracts

due 10/01/07††

$300,364,955

300,364,955

(Aggregate Market Value

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

of Contracts $665,056,219)

5,973

$

(715,160)

due 10/01/07

167,395,746

167,395,746

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

34,454,701

34,454,701

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

63,641

63,641

Individual Repurchase Agreement

Lehman Brothers, Inc. at 3.90%

due 10/01/07 (Secured by a U.S.

Treasury Bond, at a rate of

5.00% and maturing 05/15/37

as collateral, with a Market

Value of $77,394,538)

having a Maturity Value of

$75,894,658

75,870,000

75,870,000

Total Repurchase Agreements

(Cost $578,149,043)

578,149,043

Total Long Securities 115.0%

(Cost $578,202,391)

$ 578,149,043

† Security is fair valued.

†† All or a portion of this security is pleged as short security collateral at September 30, 2007.

62

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

HIGH YIELD STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 101.3%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$25,191,687

$25,191,687

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

14,076,530

14,076,530

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

2,963,728

2,963,728

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

88,912

88,912

Total Repurchase Agreements

(Cost $42,320,857)

42,320,857

Total Investments 101.3%

(Cost $42,320,857)

$ 42,320,857

Liabilities in Excess of

Other Assets – (1.3)%

$

(553,399)

Net Assets – 100.0%

$ 41,767,458

GAIN (LOSS)

UNREALIZED

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

December 2007 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $39,066,406)

365

$

89,099

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENTS

PROTECTION SOLD

Dow Jones CDX North American

High Yield Swap

Agreement, Series 8

Protection Premium Rate 2.75%

Terminating 06/20/12

$32,800,000

$

262,063

Dow Jones CDX North American

High Yield Swap

Agreement, Series 9

Protection Premium Rate 3.75%

Terminating 12/20/12

10,000,000

(43,750)

$

218,313

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

63

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INVERSE HIGH YIELD STRATEGY FUND

FACE

MARKET

AMOUNT

(NOTE 1)

VALUE

REPURCHASE AGREEMENTS 94.0%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$3,578,752

$3,578,752

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

1,999,723

1,999,723

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

421,030

421,030

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

12,631

12,631

Total Repurchase Agreements

(Cost $6,012,136)

6,012,136

Total Investments 94.0%

(Cost $6,012,136)

$ 6,012,136

Other Assets in Excess of

Liabilities – 6.0%

$

386,222

Net Assets – 100.0%

$ 6,398,358

UNREALIZED

CONTRACTS

GAIN (LOSS)

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

December 2007 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $6,100,781)

57

$

(17,070)

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENT

PROTECTION PURCHASED

Dow Jones CDX North American

High Yield Swap

Agreement, Series 8

Protection Premium Rate 2.75%

Terminating 06/20/12

$6,500,000

$

146,607

64

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

EUROPE 1.25x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 59.4%

MATERIALS 3.3%

Anglo American PLC — SP ADR†

46,620

$

1,559,439

FINANCIALS 18.6%

Rio Tinto PLC — SP ADR†

3,777

1,297,022

HSBC Holdings PLC — SP ADR†

44,670

$

4,136,442

BHP Billiton Ltd. — SP ADR†

16,260

1,278,036

Banco Santander Central

Total Materials

4,134,497

Hispano SA — SP ADR

117,390

2,266,801

INFORMATION TECHNOLOGY 3.2%

UBS AG — SP ADR†

42,540

2,265,255

ABN AMRO Holding NV —

Nokia Oyj — SP ADR

60,220

2,284,144

Telefonaktiebolaget LM Ericsson

SP ADR

37,680

1,978,200

Deutsche Bank AG— SP ADR†

— SP ADR†

22,977

914,485

13,700

1,758,943

Lloyds TSB Group PLC —

SAP AG — SP ADR†

14,000

821,380

SP ADR†

37,890

1,684,589

Total Information Technology

4,020,009

Allianz AG — SP ADR†

71,280

1,658,686

CONSUMER STAPLES 3.2%

Credit Suisse Group —

Diageo PLC — SP ADR

19,310

1,694,066

SP ADR†

24,750

1,641,668

Unilever NV — SP ADR

50,450

1,556,383

Barclays PLC — SP ADR†

33,090

1,608,836

Cadbury Schweppes PLC —

ING Groep NV — SP ADR

35,440

1,570,346

SP ADR

15,680

729,434

Banco Bilbao Vizcaya Argentaria

Total Consumer Staples

3,979,883

SA — SP ADR†

62,550

1,456,164

CONSUMER DISCRETIONARY 2.5%

AXA — SP ADR†

28,410

1,267,370

DaimlerChrysler AG— SP ADR†

18,740

1,877,748

Total Financials

23,293,300

Koninklijke Philips Electronics NV

ENERGY 9.3%

— SP ADR

17,700

795,438

BP PLC — SP ADR

49,790

3,452,936

Luxottica Group — SP ADR

13,257

449,412

Total SA — SP ADR

40,850

3,310,076

Total Consumer Discretionary

Royal Dutch Shell PLC —

3,122,598

SP ADR†

INDUSTRIALS 1.7%

33,710

2,770,288

Siemens AG — SP ADR

12,820

1,759,545

ENI-Ente Nazionale Idrocarburi

Ryanair Holdings PLC —

— SP ADR†

29,390

2,167,806

Total Energy

11,701,106

SP ADR*†

9,840

408,458

HEALTH CARE 9.3%

Total Industrials

2,168,003

GlaxoSmithKline PLC —

Total Common Stocks

SP ADR†

61,650

3,279,780

(Cost $65,075,937)

74,525,836

Novartis AG — SP ADR

52,570

2,889,247

FACE

Sanofi-Aventis — SP ADR

49,790

2,112,092

AMOUNT

AstraZeneca PLC — SP ADR

33,460

1,675,342

REPURCHASE AGREEMENTS 38.0%

Alcon, Inc. — SP ADR†

4,626

665,774

Repurchase Agreement (Note 5)

Shire PLC — SP ADR†

8,520

630,310

Teva Pharmaceutical Industries

Mizuho Financial Group, Inc.

Ltd. — SP ADR†

8,460

376,216

issued 09/28/07 at 3.96%

due 10/01/07

Total Health Care

11,628,761

$21,365,089

21,365,089

Lehman Brothers Holdings, Inc.

TELECOMMUNICATION SERVICES 8.3%

issued 09/28/07 at 3.90%

Vodafone Group PLC —

due 10/01/07††

20,574,136

20,574,136

SP ADR†

87,970

3,193,311

Credit Suisse Group

Telefonica SA — SP ADR

32,020

2,682,636

issued 09/28/07 at 3.95%

BT Group PLC — SP ADR

25,810

1,621,642

due 10/01/07††

3,168,712

3,168,712

Deutsche Telekom AG —

Morgan Stanley

SP ADR†

65,650

1,288,709

issued 09/28/07 at 3.80%

France Telecom SA — SP ADR

28,040

937,658

due 10/01/07

2,513,540

2,513,540

Telecom Italia — SP ADR

24,900

753,723

Total Repurchase Agreements

Total Telecommunication Services

10,477,679

(Cost $47,621,477)

47,621,477

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

65

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

EUROPE 1.25x STRATEGY FUND

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

UNITS

(NOTE 1)

FACE

VALUE

GAIN

SECURITIES LENDING COLLATERAL 10.9%

EQUITY INDEX SWAP AGREEMENTS

Investment in Securities Lending Short Term

December 2007 Dow Jones

Investment Portfolio Held by

STOXX 50 Index Swap,

U.S. Bank (Note 8)

$13,692,280

$

13,692,280

Terminating 12/14/07**

Total Securities Lending Collateral

(Notional Market Value

(Cost $13,692,280)

13,692,280

$59,866,532)

11,006

$

2,326,658

December 2007 Dow Jones

Total Investments 108.3%

STOXX 50 Index Swap,

(Cost $126,389,694)

$ 135,839,593

Terminating 12/28/07**

Liabilities in Excess of

(Notional Market Value

Other Assets – (8.3)%

$  (10,441,427)

$19,358,518)

3,560

704,441

Net Assets – 100.0%

$ 125,398,166

(Total Notional Market

Value $79,225,050)

$

3,031,099

UNREALIZED

LOSS

COUNTRY DIVERSIFICATION

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

December 2007 Dow Jones

STOXX 50 Index Futures Contracts

Finland

Sweden

(Aggregate Market Value

3%

1%

of Contracts $3,282,509)

60

$

(5,345)

Italy

Ireland

5%

1%

Spain

9%

Switzerland

Great

Britain

10%

37%

France

10%

Netherlands

12%

Germany

12%

The pie chart above reflects percentages

of the market value of Common Stocks.

** Price Return based on Dow Jones STOXX 50 Index +/- financing at a variable rate.

* Non-Income Producing Security.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

66

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

JAPAN 1.25x STRATEGY FUND

FACE

MARKET

AMOUNT

(NOTE 1)

VALUE

REPURCHASE AGREEMENTS 90.9%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$17,139,836

$17,139,836

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07†

15,766,771

15,766,771

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

2,016,451

2,016,451

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

60,494

60,494

Total Repurchase Agreements

(Cost $34,983,552)

34,983,552

Total Investments 90.9%

(Cost $34,983,552)

$ 34,983,552

Other Assets in Excess

of Liabilities – 9.1%

$

3,493,975

Net Assets – 100.0%

$ 38,477,527

GAIN (LOSS)

UNREALIZED

CONTRACTS

(NOTE 1)

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

December 2007 Japanese

Yen Futures Contracts

(Aggregate Market Value

of Contracts $3,404,188)

31

$

20,289

FUTURES CONTRACTS PURCHASED

December 2007 Nikkei 225

Index Futures Contracts

(Aggregate Market Value

of Contracts $3,516,450)

42

$

(38,073)

UNITS

EQUITY INDEX SWAP AGREEMENT

December 2007 Topix 100 Index

Swap, Terminating 12/14/07*

(Notional Market Value

$44,194,207)

4,331,333

$

2,825,386

† All or a portion of this security is pledged as equity index swap collateral at September 30, 2007.

* Price Return based on Topix 100 Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

67

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 99.9%

Gibraltar Industries, Inc.

2,288

$

42,328

ABM Industries, Inc.

2,027

40,499

CONSUMER DISCRETIONARY 19.8%

Standex International Corp.†

1,941

40,140

Libbey, Inc.†

10,633

$

186,290

Apogee Enterprises, Inc.

1,500

38,910

Superior Industries

Barnes Group, Inc.†

1,189

37,953

International, Inc.†

4,835

104,871

Wabash National Corp.†

3,210

36,241

Monaco Coach Corp.

5,794

81,290

Shaw Group, Inc.*

590

34,279

La-Z-Boy, Inc.†

10,175

75,092

Applied Signal Technology, Inc.

2,515

34,003

PEP Boys-Manny Moe & Jack

5,280

74,078

URS Corp.*

580

32,741

Sonic Automotive, Inc.

3,090

73,975

Mueller Industries, Inc.

895

32,345

Standard Motor Products, Inc.

7,048

66,251

Albany International Corp. —

Fred’s, Inc.†

6,233

65,634

Class A

848

31,791

Bassett Furniture Industries, Inc.

5,693

59,093

Universal Forest Products, Inc.

1,050

31,395

Ashworth, Inc.*

9,477

58,284

Lennox International, Inc.

850

28,730

Jo-Ann Stores, Inc.*

2,721

57,413

Bowne & Co., Inc.

1,562

26,023

Coachmen Industries, Inc.

8,259

55,335

Tredegar Corp.

1,454

25,081

Arctic Cat, Inc.†

3,340

54,642

Volt Information Sciences, Inc.*

1,068

18,840

Fleetwood Enterprises, Inc.*†

6,057

51,787

Total Industrials

1,458,417

Haverty Furniture Cos., Inc.†

5,859

51,383

FINANCIALS 15.6%

Landry’s Restaurants, Inc.†

1,820

48,157

Building Material Holding

Stewart Information Services

Corp.†

4,140

43,801

Corp.

2,828

96,916

LandAmerica Financial

Group 1 Automotive, Inc.†

1,198

40,217

O’Charleys, Inc.

2,368

Group, Inc.†

1,877

73,166

35,899

Flagstar Bancorp, Inc.†

6,919

67,322

Jakks Pacific, Inc.*

1,282

34,242

Cost Plus, Inc.*†

8,355

33,587

First Bancorp Puerto Rico†

6,439

61,171

National Retail Properties, Inc.†

2,271

55,367

M/I Homes, Inc.†

2,337

32,461

National Presto Industries, Inc.

589

31,217

Dime Community Bancshares†

3,263

48,847

Audiovox Corp. — Class A*

2,961

30,469

Lexington Realty Trust†

2,237

44,762

Parkway Properties, Inc.

1,003

44,272

Kellwood Co.

1,636

27,894

Senior Housing Properties

Champion Enterprises, Inc.*†

2,310

25,364

Trust†

1,950

43,017

Marcus Corp.

1,309

25,133

Skyline Corp.

746

22,440

Brookline Bancorp, Inc.†

3,633

42,107

Stein Mart, Inc.

2,572

19,573

LTC Properties, Inc.†

1,728

40,902

First Commonwealth Financial

Radio One, Inc.*

5,223

19,482

Standard-Pacific Corp.†

Corp.†

3,383

37,416

3,374

18,523

Ethan Allen Interiors, Inc.†

510

16,672

SWS Group, Inc.

2,086

36,901

Total Consumer Discretionary

1,620,549

Colonial Properties Trust†

987

33,854

Presidential Life Corp.

1,927

32,682

INDUSTRIALS 17.9%

Community Bank System, Inc.

1,641

32,032

Spherion Corp.*

13,537

111,816

Susquehanna Bancshares, Inc.

1,483

29,808

C&D Technologies, Inc.*†

22,334

111,223

South Financial Group, Inc.

1,278

29,062

Standard Register Co.

8,356

106,205

Provident Bankshares Corp.†

896

28,072

Kaman Corp. — Class A

2,207

76,274

LaBranche & Co., Inc.*

5,677

26,568

Briggs & Stratton Corp.†

2,922

73,576

First Financial Bancorp†

1,989

25,419

A.O. Smith Corp.

1,478

64,855

TrustCo Bank Corp.

2,270

24,811

Mesa Air Group, Inc.*

11,870

52,703

Inland Real Estate Corp.†

1,590

24,629

CDI Corp.†

1,821

50,769

Selective Insurance Group, Inc.†

1,152

24,515

United Stationers, Inc.*

908

50,412

Entertainment Properties Trust

482

24,486

Lydall, Inc.*

5,146

47,755

Sterling Bancorp

1,735

24,290

Arkansas Best Corp.†

1,434

46,834

Kite Realty Group Trust

1,270

23,876

Angelica Corp.

2,345

46,220

Sovran Self Storage, Inc.†

517

23,699

SkyWest, Inc.†

1,786

44,954

Whitney Holding Corp.

872

23,003

Frontier Airlines Holdings, Inc.*†

7,031

43,522

Piper Jaffray Cos., Inc.*

399

21,386

68

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

SMALL-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Bank Mutual Corp.

1,710

$

20,161

Atmos Energy Corp.†

2,662

$

75,388

Fremont General Corp.†

4,259

16,610

Cleco Corp.†

2,692

68,027

Mid-America Apartment

Laclede Group, Inc.

2,076

67,013

Communities, Inc.

330

16,451

CH Energy Group, Inc.

1,311

62,666

SCPIE Holdings Inc.*

724

16,109

Avista Corp.

2,374

48,311

Medical Properties Trust Inc.

1,170

15,584

Northwest Natural Gas Co.†

1,008

46,065

Central Pacific Financial Corp.†

530

15,476

Unisource Energy Corp.

1,438

42,982

Safety Insurance Group, Inc.

428

15,382

New Jersey Resources Corp.†

840

41,656

Irwin Financial Corp.

1,300

14,326

UGI Corp.

1,600

41,568

Total Financials

1,274,457

UIL Holding Corp.

1,284

40,446

MATERIALS 13.8%

Southwest Gas Corp.

1,257

35,560

Ryerson, Inc.†

4,709

158,882

Allete, Inc.†

791

35,405

Penford Corp.

3,197

120,527

Piedmont Natural Gas Co.†

1,400

35,126

Quaker Chemical Corp.

3,743

88,035

South Jersey Industries, Inc.

891

31,007

Arch Chemicals, Inc.†

1,598

74,914

Total Utilities

824,688

PolyOne Corp.*

9,997

74,678

CONSUMER STAPLES 6.7%

Chesapeake Corp.

8,527

72,138

Nash Finch Co.†

4,974

198,115

A. Schulman, Inc.

3,633

71,679

Performance Food Group Co.*

2,893

87,166

Georgia Gulf Corp.†

4,744

65,942

Longs Drug Stores Corp.†

1,570

77,982

Schweitzer-Mauduit

Lance, Inc.

2,164

49,815

International, Inc.

2,576

60,021

Spartan Stores, Inc.

1,840

41,455

Rock-Tenn Co. — Class A

1,751

50,604

Casey’s General Stores, Inc.

1,366

37,838

Omnova Solutions, Inc.*

8,455

48,870

Alliance One International, Inc.*

5,698

37,265

Quanex Corp.

900

42,282

Spectrum Brands, Inc.*†

3,598

20,869

Buckeye Technologies, Inc.*

2,357

35,685

Total Consumer Staples

550,505

Caraustar Industries, Inc.*

6,601

29,440

Tronox, Inc.

HEALTH CARE 5.8%

3,216

29,041

Wausau Paper Corp.

2,515

Owens & Minor, Inc.†

28,042

2,155

82,084

Theragenics Corp.*

16,620

Neenah Paper, Inc.

74,624

814

26,935

RehabCare Group, Inc.*

4,200

73,878

A.M. Castle & Co.

824

26,862

Material Sciences Corp.*

2,524

26,805

Datascope Corp.

1,565

52,913

Invacare Corp.†

2,220

51,903

Total Materials

1,131,382

Res-Care, Inc.*

1,620

37,001

INFORMATION TECHNOLOGY 10.2%

Medcath Corp.*†

1,340

36,796

MIVA, Inc.*†

24,576

115,999

Alpharma, Inc. — Class A†

1,550

33,108

Anixter International, Inc.*†

1,069

88,139

Gentiva Health Services, Inc.*

1,495

28,719

Agilysys, Inc.

5,111

86,376

Total Health Care

471,026

Insight Enterprises, Inc.*

2,866

73,972

Bell Microproducts, Inc.*†

Total Common Stocks

10,469

65,117

(Cost $6,823,778)

8,166,898

United Online, Inc.†

3,890

58,389

Ciber, Inc.*

7,126

55,654

Methode Electronics, Inc. —

Class A

3,585

53,954

Brightpoint, Inc.*

3,540

53,135

Startek, Inc.

5,071

51,369

Park Electrochemical Corp.†

1,168

39,221

Adaptec, Inc.*

7,579

28,952

Tollgrade Communications, Inc.*

2,755

27,881

Photronics, Inc.*

1,656

18,895

CTS Corp.†

1,459

18,821

Total Information Technology

835,874

UTILITIES 10.1%

Central Vermont Public

Service Corp.

4,200

153,468

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

69

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

SMALL-CAP VALUE FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENTS 0.5%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 09/28/07 at 3.96%

due 10/01/07

$

23,958

$

23,958

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

13,387

13,387

Morgan Stanley

issued 09/28/07 at 3.80%

due 10/01/07

2,818

2,818

Credit Suisse Group

issued 09/28/07 at 3.95%

due 10/01/07

85

85

Total Repurchase Agreements

(Cost $40,248)

40,248

SECURITIES LENDING COLLATERAL 27.5%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

2,249,027

2,249,027

Total Securities Lending Collateral

(Cost $2,249,027)

2,249,027

Total Investments 127.9%

(Cost $9,113,053)

$ 10,456,173

Liabilities in Excess of

Other Assets – (27.9)%

$  (2,282,272)

Net Assets – 100.0%

$

8,173,901

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

* Non-Income Producing Security.

70

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

MID-CAP VALUE FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 100.0%

AmeriCredit Corp.*†

3,506

$

61,635

Weingarten Realty Investors

1,477

61,236

UTILITIES 22.4%

Colonial BancGroup, Inc.†

2,794

60,406

Energy East Corp.

13,214

$

357,439

Astoria Financial Corp.†

2,258

59,905

Black Hills Corp.†

7,408

303,876

Puget Energy, Inc.

Total Financials

3,115,486

11,162

273,134

Pepco Holdings, Inc.

MATERIALS 16.1%

9,976

270,150

Lyondell Chemical Co.

13,913

WGL Holdings, Inc.

644,868

7,318

248,007

Northeast Utilities†

8,478

242,217

Olin Corp.†

16,777

375,469

Worthington Industries, Inc.†

11,926

280,977

Oneok, Inc.

4,935

233,919

SCANA Corp.†

5,780

223,917

Ferro Corp.

11,562

231,009

Packaging Corporation

Great Plains Energy, Inc.†

7,201

207,461

of America

6,976

202,792

Vectren Corp.†

7,396

201,837

Bowater, Inc.†

AGL Resources, Inc.

4,784

189,542

13,576

202,554

Chemtura Corp.

19,446

172,875

Westar Energy, Inc.

7,006

172,067

Hawaiian Electric Industries, Inc.

RPM International, Inc.†

7,206

172,584

7,817

169,707

Louisiana-Pacific Corp.

9,521

161,571

National Fuel Gas Co.†

3,473

162,571

Lubrizol Corp.

2,424

157,705

OGE Energy Corp.†

4,713

156,000

Alliant Energy Corp.†

3,677

Sensient Technologies Corp.

5,012

144,696

140,903

PNM Resources, Inc.†

5,107

118,891

Cytec Industries, Inc.

1,797

122,897

Sonoco Products Co.

2,087

62,986

IDACORP, Inc.

3,573

116,980

Cabot Corp.

1,354

48,108

NSTAR

3,041

105,857

Wisconsin Energy Corp.

2,043

91,996

Total Materials

2,981,091

DPL, Inc.†

3,082

80,933

CONSUMER DISCRETIONARY 14.8%

Sierra Pacific Resources

4,635

72,909

Lear Corp.*†

13,269

425,935

Total Utilities

4,140,313

Modine Manufacturing Co.

11,910

317,044

Furniture Brands International,

FINANCIALS 16.8%

First American Corp.

6,238

228,435

Inc.†

24,601

249,454

Unitrin, Inc.

3,894

193,103

Tupperware Brands Corp.

7,641

240,615

American Greetings Corp.

Old Republic International Corp.

9,688

181,553

— Class A

6,666

Potlatch Corp.

175,982

3,992

179,760

ArvinMeritor, Inc.†

10,180

171,228

Mercury General Corp.

2,856

154,024

Equity One, Inc.†

Belo Corp. — Class A

9,116

158,254

5,286

143,779

Scholastic Corp.*

4,358

151,920

First Niagara Financial Group,

Inc.†

10,066

142,434

BorgWarner, Inc.†

1,657

151,665

Media General, Inc.

4,445

122,282

Washington Federal, Inc.†

5,380

141,279

Borders Group, Inc.†

Horace Mann Educators Corp.

6,587

129,830

9,066

120,850

Hospitality Properties Trust†

Bob Evans Farms, Inc.

2,937

119,389

3,467

104,634

Rayonier, Inc.†

2,450

117,698

Saks, Inc.

5,782

99,161

Callaway Golf Co.

5,744

91,961

American Financial Group, Inc.

4,003

114,166

Foot Locker, Inc.

5,494

84,223

FirstMerit Corp.†

5,681

112,257

Lee Enterprises, Inc.

4,808

74,861

Nationwide Health Properties,
Inc.†

3,516

105,937

Total Consumer Discretionary

2,740,069

Protective Life Corp.

2,475

105,039

INDUSTRIALS 12.4%

Fidelity National Financial, Inc.

Avis Budget Group, Inc.*

20,585

471,191

— Class A†

5,910

103,307

Timken Co.†

7,837

291,145

Liberty Property Trust

2,326

93,528

Deluxe Corp.†

7,316

269,521

Cousins Properties, Inc.†

3,166

92,954

YRC Worldwide, Inc.*†

8,531

233,067

Associated Banc-Corp.

3,120

92,446

Kelly Services, Inc.

8,707

172,486

Mack-Cali Realty Corp.†

2,243

92,187

United Rentals, Inc.*

4,420

142,191

Highwoods Properties, Inc.

2,510

92,042

Sequa Corp. — Class A*

792

131,298

Webster Financial Corp.

1,675

70,551

Alexander & Baldwin, Inc.†

2,353

117,956

Duke Realty Corp.

1,970

66,606

Werner Enterprises, Inc.†

6,210

106,501

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

71

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

MID-CAP VALUE FUND

VALUE

FACE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

Con-way, Inc.

1,975

$

90,850

SECURITIES LENDING COLLATERAL 22.2%

Kennametal, Inc.

1,071

89,943

Investment in Securities Lending Short Term

Manpower, Inc.†

1,150

74,002

Investment Portfolio Held by

Pentair, Inc.†

2,044

67,820

U.S. Bank (Note 8)

$ 4,110,833

$

4,110,833

Alaska Air Group, Inc.*

1,602

36,990

Total Securities Lending Collateral

Total Industrials

2,294,961

(Cost $4,110,833)

4,110,833

INFORMATION TECHNOLOGY 7.6%

Avnet, Inc.*

Total Investments 122.2%

9,467

377,355

(Cost $19,332,697)

Ingram Micro, Inc. — Class A*

10,912

213,984

$ 22,622,932

Arrow Electronics, Inc.*

4,731

201,162

Liabilities in Excess of

Vishay Intertechnology, Inc.*

13,718

178,745

Other Assets – (22.2)%

$  (4,104,271)

Tech Data Corp.*†

4,216

169,146

Net Assets – 100.0%

$ 18,518,661

Andrew Corp.*

9,689

134,193

KEMET Corp.*

10,542

77,484

Fairchild Semiconductor

International, Inc.*

3,353

62,634

Total Information Technology

1,414,703

CONSUMER STAPLES 7.6%

Universal Corp.†

6,514

318,860

Smithfield Foods, Inc.*

8,017

252,536

Ruddick Corp.†

7,164

240,281

PepsiAmericas, Inc.

5,851

189,806

BJ’s Wholesale Club, Inc.*

4,876

161,688

J.M. Smucker Co.†

2,357

125,911

Lancaster Colony Corp.

3,182

121,457

Total Consumer Staples

1,410,539

ENERGY 1.8%

Overseas Shipholding Group,

Inc.†

2,638

202,677

Forest Oil Corp.*†

2,945

126,753

Total Energy

329,430

TELECOMMUNICATION SERVICES 0.5%

Telephone & Data Systems, Inc.

1,281

85,507

Total Telecommunication Services

85,507

Total Common Stocks

(Cost $15,221,864)

18,512,099

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

* Non-Income Producing Security.

72

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

LARGE-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 100.2%

Public Service Enterprise

Group, Inc.

2,521

$

221,823

FINANCIALS 21.3%

Nicor, Inc.†

4,861

208,537

Fannie Mae

8,367

$

508,797

CMS Energy Corp.

12,213

205,423

XL Capital Ltd.†

4,093

324,166

TECO Energy, Inc.†

12,227

200,890

UnumProvident Corp.

12,072

295,402

American Electric Power Co.,

Washington Mutual, Inc.

6,147

217,051

Inc.

4,336

199,803

Cincinnati Financial Corp.

4,990

216,117

Duke Energy Corp.†

10,491

196,077

ACE Ltd.

3,553

215,205

Southern Co.

5,231

189,781

Travelers Cos, Inc.

4,059

204,330

FirstEnergy Corp.†

2,972

188,246

JPMorgan Chase & Co.

4,075

186,716

Dominion Resources, Inc.

2,067

174,248

Allstate Corp.

3,144

179,805

PG&E Corp.

3,249

155,302

Wachovia Corp.†

3,421

171,563

Sempra Energy

2,533

147,218

Hartford Financial Services

PPL Corp.

2,719

125,890

Group, Inc.

1,848

171,032

Entergy Corp.

1,124

121,718

First Horizon National Corp.†

6,413

170,971

FPL Group, Inc.

1,986

120,908

National City Corp.†

6,646

166,748

Regions Financial Corp.†

5,447

160,578

Total Utilities

5,252,488

CONSUMER DISCRETIONARY 16.0%

Lincoln National Corp.

2,409

158,922

Comerica, Inc.

3,090

158,455

Ford Motor Co.*†

83,661

710,282

General Motors Corp.†

11,300

414,710

Citigroup, Inc.

3,175

148,177

Bank of America Corp.

2,934

147,492

CBS Corp.

7,968

250,992

AutoNation, Inc.*†

14,015

248,346

KeyCorp

4,554

147,231

Plum Creek Timber Co.,

Whirlpool Corp.

2,628

234,155

Inc. (REIT)

3,287

147,126

Johnson Controls, Inc.

1,955

230,905

Genworth Financial, Inc. —

Dillard’s, Inc. — Class A†

10,017

218,671

Eastman Kodak Co.†

7,330

196,151

Class A

4,336

133,245

Goodyear Tire & Rubber Co.*†

5,798

176,317

BB&T Corp.

3,258

131,591

SAFECO Corp.

2,115

Brunswick Corp.†

7,535

172,250

129,480

Leggett & Platt, Inc.†

PNC Financial Services Group,

7,994

153,165

Dow Jones & Co., Inc.†

2,530

151,041

Inc.

1,849

125,917

Genuine Parts Co.

2,530

126,500

Chubb Corp.

2,226

119,403

OfficeMax, Inc.

Huntington Bancshares, Inc.†

3,611

123,749

7,018

119,166

Wyndham Worldwide Corp.

3,650

119,574

CIT Group, Inc.

2,878

115,696

Tribune Co.

4,216

115,181

Apartment Investment &

Management Co. — Class A†

2,522

113,818

New York Times Co. —

Class A†

Fifth Third Bancorp†

3,338

113,091

5,014

99,077

Jones Apparel Group, Inc.†

4,127

87,203

SunTrust Banks, Inc.

1,419

107,376

U.S. Bancorp

3,267

106,276

Newell Rubbermaid, Inc.

2,932

84,500

Boston Properties, Inc.

960

99,744

Time Warner, Inc.

4,597

84,401

Stanley Works†

1,500

84,195

Wells Fargo & Co.

2,528

90,047

Gannett Co., Inc.

1,580

69,046

Bear Stearns Cos., Inc.

494

60,668

Macy’s, Inc.

1,994

64,446

Total Financials

5,661,402

Circuit City Stores, Inc.†

5,914

46,780

UTILITIES 19.8%

Integrys Energy Group, Inc.

8,598

440,476

Total Consumer Discretionary

4,261,637

DTE Energy Co.†

7,005

339,322

MATERIALS 9.8%

Temple-Inland, Inc.†

5,391

Progress Energy, Inc.†

6,231

291,922

283,728

Xcel Energy, Inc.

12,735

Dow Chemical Co.

5,408

232,868

274,312

NiSource, Inc.†

13,621

260,706

MeadWestvaco Corp.

7,768

229,389

Weyerhaeuser Co.†

3,131

226,371

Consolidated Edison, Inc.

5,595

259,048

CenterPoint Energy, Inc.†

15,467

Eastman Chemical Co.†

3,375

225,214

247,936

Pinnacle West Capital Corp.

5,996

236,902

Ashland, Inc.

3,599

216,696

Dynegy Inc.*

24,206

223,663

Alcoa, Inc.

5,218

204,128

Ameren Corp.

4,235

222,337

Freeport-McMoRan Copper

& Gold, Inc. — Class B

1,830

191,949

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

73

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

LARGE-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

International Paper Co.

4,780

$

171,459

Bausch & Lomb, Inc.

1,440

$

92,160

United States Steel Corp.

1,442

152,765

Tenet Healthcare Corp.*

23,779

79,897

PPG Industries, Inc.

2,020

152,611

Total Health Care

965,085

Air Products & Chemicals, Inc.

1,410

137,842

ENERGY 3.0%

Bemis Co.

2,882

83,895

Rohm & Haas Co.

1,451

80,777

ConocoPhillips

3,914

343,532

Total Materials

2,589,692

Marathon Oil Corp.

4,040

230,361

Hess Corp.

3,320

220,879

CONSUMER STAPLES 9.0%

SUPERVALU, Inc.

10,458

407,966

Total Energy

794,772

INFORMATION TECHNOLOGY 2.6%

Tyson Foods, Inc. — Class A

18,796

335,509

Molson Coors Brewing Co. —

Solectron Corp.*

83,467

325,521

Computer Sciences Corp.*

2,959

165,408

Class B

2,992

298,213

Unisys Corp.*

12,102

Kroger Co.

8,493

242,220

80,115

Coca-Cola Enterprises, Inc.†

Micron Technology, Inc.*†

5,848

64,913

9,459

229,097

Electronic Data Systems Corp.

2,759

60,257

696,214

Sara Lee Corp.

12,771

213,148

Safeway, Inc.

4,825

159,756

Total Information Technology

ConAgra Foods, Inc.

5,994

156,623

Total Common Stocks

Costco Wholesale Corp.

2,259

138,635

(Cost $21,138,609)

26,649,622

Kraft Foods, Inc. — Class A

3,470

119,750

AMOUNT

Reynolds American, Inc.†

1,545

98,246

FACE

Total Consumer Staples

2,399,163

TELECOMMUNICATION SERVICES 8.2%

REPURCHASE AGREEMENTS 0.6%

Embarq Corp.

9,302

517,191

Repurchase Agreement (Note 5)

Verizon Communications, Inc.

8,041

356,055

Mizuho Financial Group, Inc.

Windstream Corp.†

22,026

311,007

issued 09/28/07 at 3.96%

Citizens Communications Co.†

16,522

236,595

due 10/01/07

$

89,044

89,044

Alltel Corp.

3,204

223,255

Lehman Brothers Holdings, Inc.

AT&T, Inc.

5,186

219,420

issued 09/28/07 at 3.90%

Sprint Nextel Corp.†

10,819

205,561

due 10/01/07

49,755

49,755

issued 09/28/07 at 3.80%

CenturyTel, Inc.

2,573

118,924

Morgan Stanley

Total Telecommunication Services

2,188,008

INDUSTRIALS 6.9%

due 10/01/07

10,476

10,476

Cummins, Inc.

2,732

349,395

Credit Suisse Group

issued 09/28/07 at 3.95%

RR Donnelley & Sons Co.

6,171

225,612

Ryder System, Inc.†

due 10/01/07

314

314

4,494

220,206

Northrop Grumman Corp.

Total Repurchase Agreements

2,729

212,862

(Cost $149,589)

149,589

Paccar, Inc.

1,710

145,778

Allied Waste Industries, Inc.*†

10,450

133,238

SECURITIES LENDING COLLATERAL 16.2%

Masco Corp.

5,143

119,163

Investment in Securities Lending Short Term

Goodrich Corp.

1,740

118,720

Raytheon Co.

1,818

116,025

Investment Portfolio Held by

Union Pacific Corp.

U.S. Bank (Note 8)

4,312,404

4,312,404

1,012

114,417

Total Securities Lending Collateral

Waste Management, Inc.

2,272

85,745

(Cost $4,312,404)

4,312,404

Total Investments 117.0%

Total Industrials

1,841,161

HEALTH CARE 3.6%

(Cost $25,600,602)

$ 31,111,615

AmerisourceBergen Corp.

6,160

279,233

McKesson Corp.

4,265

250,739

Liabilities in Excess of

Medco Health Solutions, Inc.*

1,720

155,471

Other Assets – (17.0)%

$  (4,515,890)

Bristol-Myers Squibb Co.

3,733

107,585

Net Assets – 100.0%

$ 26,595,725

* Non-Income Producing Security.

REIT—Real Estate Investment Trust.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

74

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

SMALL-CAP GROWTH FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.8%

PharmaNet Development

Group, Inc.*†

6,450

$

187,244

CONSUMER DISCRETIONARY 23.6%

Dionex Corp.*

2,241

178,070

PetMed Express, Inc.*

17,545

$

245,805

HealthExtras, Inc.*

6,374

177,388

Coinstar, Inc.*†

7,497

241,179

PolyMedica Corp.

3,374

177,202

Pre-Paid Legal Services, Inc.*

4,307

238,866

Sunrise Senior Living, Inc.*

4,857

171,792

Fossil, Inc.*†

5,773

215,679

AMN Healthcare Services,

LKQ Corp.*†

5,453

189,819

Inc.*

8,520

159,580

Drew Industries, Inc.*†

4,412

179,480

Hologic, Inc.*†

2,590

157,990

CROCS, Inc.*†

2,566

172,564

Bradley Pharmaceuticals, Inc.*

8,453

153,845

Deckers Outdoor Corp.*†

1,571

172,496

Cooper Cos., Inc.

2,913

152,699

Multimedia Games, Inc.*†

19,986

170,281

Amedisys, Inc.*†

3,956

151,990

Stage Stores, Inc.

8,887

162,010

Pediatrix Medical Group, Inc.*

2,246

146,933

Tractor Supply Co.*†

3,506

161,592

Idexx Laboratories, Inc.*

1,304

142,905

Monarch Casino & Resort,

Respironics, Inc.*

2,959

142,121

Inc.*

5,465

155,479

ArthroCare Corp.*

2,389

133,521

Guitar Center, Inc.*†

2,538

150,503

AmSurg Corp.*

5,765

132,999

Sonic Corp.*

6,284

147,046

Mentor Corp.†

2,725

125,486

Jos. A. Bank Clothiers, Inc.*†

4,276

142,904

Greatbatch, Inc.*†

4,654

123,750

Panera Bread Co. — Class A*†

3,452

140,842

Sciele Pharma, Inc.*†

4,434

115,373

P.F. Chang’s China Bistro, Inc.*†

4,738

140,245

American Medical Systems

K-Swiss, Inc. — Class A†

5,974

136,864

Holdings, Inc.*†

6,579

111,514

Bright Horizons Family

Kensey Nash Corp.*

4,251

110,994

Solutions, Inc.*†

2,967

127,106

Merit Medical Systems, Inc.*

7,573

98,298

Christopher & Banks Corp.†

9,888

119,843

BioLase Technology, Inc.*†

14,074

96,266

Pool Corp.†

4,796

119,804

Odyssey HealthCare, Inc.*

9,440

90,718

Shuffle Master, Inc.*†

7,705

115,190

ICU Medical, Inc.*†

2,047

79,321

Winnebago Industries, Inc.†

4,721

112,738

Noven Pharmaceuticals, Inc.*

2,375

37,834

Papa John’s International, Inc.*

4,596

112,326

Total Health Care

4,695,695

Hibbett Sports Inc.*†

4,306

106,789

INFORMATION TECHNOLOGY 22.3%

Quiksilver, Inc.*

7,421

106,120

Flir Systems, Inc.*†

7,216

399,694

Jack in the Box, Inc.*

1,631

105,754

Bankrate, Inc.*†

HOT Topic, Inc.*

13,624

101,635

6,095

281,101

Nautilus, Inc.†

12,675

101,020

Itron, Inc.*†

3,001

279,303

CEC Entertainment, Inc.*

j2 Global Communications,

3,181

85,473

Gymboree Corp.*†

2,405

84,752

Inc.*†

8,417

275,488

EPIQ Systems, Inc.*

13,375

251,717

Dress Barn, Inc.*

3,683

62,648

Netgear, Inc.*

6,932

210,871

Meritage Homes Corp.*†

4,362

61,591

Tween Brands, Inc.*†

Factset Research Systems, Inc.†

3,046

208,803

1,779

58,422

Trimble Navigation Ltd.*

5,274

206,794

Children’s Place Retail Stores,

Ansys, Inc.*†

Inc.*†

1,518

36,857

5,976

204,200

Synaptics, Inc.*

4,143

197,870

Total Consumer Discretionary

4,781,722

AMIS Holdings, Inc.*

19,643

190,734

HEALTH CARE 23.1%

Websense, Inc.*

9,547

188,362

Possis Medical, Inc.*

19,090

258,669

Comtech Telecommunications

Integra LifeSciences Holdings

Corp.*†

3,301

176,570

Corp.*†

5,288

256,891

Blackbaud, Inc.

6,557

165,499

Healthways, Inc.*†

4,155

224,245

Tyler Technologies, Inc.*†

12,060

161,001

SurModics, Inc.*†

4,425

216,869

Cabot Microelectronics Corp.*†

3,229

138,040

Sierra Health Services, Inc.*

4,566

192,640

Scansource, Inc.*

4,853

136,418

Immucor, Inc.*†

5,330

190,548

Quality Systems, Inc.†

3,399

124,505

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

75

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

SMALL-CAP GROWTH FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Take-Two Interactive

INDUSTRIALS 8.3%

Software, Inc.*†

7,065

$

120,670

Ceradyne, Inc.*†

3,247

$

245,928

CACI International, Inc. —

Curtiss-Wright Corp.

3,803

180,642

Class A*†

2,340

119,551

Landstar System, Inc.†

3,561

149,455

Mantech International Corp. —

Waste Connections, Inc.*†

4,489

142,571

Class A*

3,309

119,058

Toro Co.

2,419

142,310

Diodes, Inc.*

3,445

110,585

Simpson Manufacturing Co.,

Micros Systems, Inc.*†

1,457

94,807

Inc.†

3,979

126,731

Manhattan Associates, Inc.*

3,199

87,685

Knight Transportation, Inc.†

7,222

124,290

Daktronics, Inc.†

3,027

82,395

ASV, Inc.*†

7,957

111,637

Total Information Technology

4,531,721

Heartland Express, Inc.†

7,387

105,486

ENERGY 9.7%

Manitowoc Co., Inc.

2,378

105,298

W-H Energy Services, Inc.*

3,085

227,519

Forward Air Corp.†

3,328

99,108

Stone Energy Corp.*

5,084

203,411

Kirby Corp.*

2,028

89,516

St. Mary Land & Exploration

Mobile Mini, Inc.*

2,873

69,412

Co.†

5,207

185,734

Total Industrials

1,692,384

Hornbeck Offshore Services,

CONSUMER STAPLES 2.3%

Inc.*

4,965

182,215

Sanderson Farms, Inc.†

5,207

216,976

CARBO Ceramics, Inc.†

3,255

165,126

USANA Health Sciences, Inc.*†

3,859

168,831

Petroleum Development

United Natural Foods, Inc.*

3,136

85,362

Corp.*†

3,578

158,684

Helix Energy Solutions Group,

Total Consumer Staples

471,169

MATERIALS 0.7%

Inc.*†

3,708

157,442

Oceaneering International, Inc.*

2,058

155,996

Headwaters, Inc.*†

9,781

145,541

Penn Virginia Corp.

3,394

149,268

Total Materials

145,541

Unit Corp.*

3,080

149,072

TELECOMMUNICATION SERVICES 0.5%

Swift Energy Co.*†

2,809

114,944

General Communication,

Cabot Oil & Gas Corp.

3,191

112,196

Inc. — Class A*

8,408

102,073

Total Energy

1,961,607

Total Telecommunication Services

102,073

FINANCIALS 9.3%

Total Common Stocks

optionsXpress Holdings, Inc.

10,190

266,367

(Cost $17,125,070)

20,271,451

Portfolio Recovery Associates,

AMOUNT

Inc.†

4,499

238,762

FACE

Infinity Property & Casualty

Corp.

4,836

194,504

REPURCHASE AGREEMENTS 0.1%

Rewards Network, Inc.*†

32,094

155,656

Repurchase Agreement (Note 5)

Hilb Rogal & Hobbs Co.

2,976

128,950

Mizuho Financial Group, Inc.

UCBH Holdings, Inc.†

6,184

108,096

issued 09/28/07 at 3.96%

Philadelphia Consolidated

due 10/01/07

$

14,976

14,976

Holding Corp.*

2,552

105,500

Lehman Brothers Holdings, Inc.

Nara Bancorp, Inc.

6,480

101,218

issued 09/28/07 at 3.90%

Wilshire Bancorp, Inc.

9,057

99,355

due 10/01/07

8,368

8,368

World Acceptance Corp.*

2,936

97,123

Morgan Stanley

PrivateBancorp, Inc.†

2,779

96,820

issued 09/28/07 at 3.80%

East-West Bancorp, Inc.†

2,219

79,795

due 10/01/07

1,762

1,762

Investment Technology Group,

Credit Suisse Group

Inc.*

1,847

79,384

issued 09/28/07 at 3.95%

Cascade Bancorp.†

3,363

74,860

due 10/01/07

53

53

Franklin Bank Corp.*

6,864

63,149

Total Repurchase Agreements

Total Financials

1,889,539

(Cost $25,159)

25,159

76

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

SMALL-CAP GROWTH FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 29.0%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$ 5,899,225

$

5,899,225

Total Securities Lending Collateral

(Cost $5,899,225)

5,899,225

Total Investments 128.9%

(Cost $23,049,454)

$ 26,195,835

Liabilities in Excess of

Other Assets – (28.9)%

$  (5,877,983)

Net Assets – 100.0%

$ 20,317,852

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

77

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

MID-CAP GROWTH FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.8%

Ventana Medical Systems, Inc.*

2,263

$

194,414

Community Health Systems,

CONSUMER DISCRETIONARY 30.1%

Inc.*†

6,156

193,545

GameStop Corp. — Class A*

7,158

$

403,353

Invitrogen Corp.*†

2,290

187,162

ITT Educational Services, Inc.*

2,693

327,711

Cephalon, Inc.*†

2,560

187,034

Corinthian Colleges, Inc.*†

18,976

301,908

Apria Healthcare Group, Inc.*†

7,144

185,815

Strayer Education, Inc.†

1,767

297,969

Lincare Holdings, Inc.*

4,840

177,386

Career Education Corp.*

9,139

255,801

Techne Corp.*

2,667

168,234

Aeropostale, Inc.*†

12,410

236,535

DENTSPLY International, Inc.

3,868

161,063

Thor Industries, Inc.

4,366

196,426

ResMed, Inc.*†

3,643

156,175

Dollar Tree Stores, Inc.*†

4,734

191,916

Pharmaceutical Product

Dick’s Sporting Goods, Inc.*†

2,793

187,550

Development, Inc.

4,208

149,132

Scientific Games Corp. —

Cerner Corp.*†

2,419

144,680

Class A*

4,929

185,331

Henry Schein, Inc.*

2,377

144,617

NVR, Inc.*†

374

175,874

Universal Health Services, Inc.

Petsmart, Inc.†

5,206

166,071

— Class B

2,448

133,220

Urban Outfitters, Inc.*

7,460

162,628

Sepracor, Inc.*

4,585

126,087

Matthews International Corp. —

Medicis Pharmaceutical Corp. —

Class A

3,650

159,870

Class A†

3,611

110,172

Advance Auto Parts, Inc.

4,717

158,303

Health Management Associates,

Chico’s FAS, Inc.*†

11,254

158,119

Inc. — Class A

15,548

107,903

Applebee’s International, Inc.†

6,355

158,112

Affymetrix, Inc.*†

3,440

87,273

Williams-Sonoma, Inc.†

4,804

156,707

Covance, Inc.*†

1,109

86,391

John Wiley & Sons, Inc. —

Edwards Lifesciences Corp.*†

1,447

71,352

Class A

3,423

153,795

Total Health Care

3,927,460

Ross Stores, Inc.

5,618

144,046

99 Cents Only Stores*

INFORMATION TECHNOLOGY 14.0%

13,358

137,187

Cheesecake Factory, Inc.*†

5,615

DST Systems, Inc.*†

3,434

294,672

131,784

O’Reilly Automotive, Inc.*†

3,886

129,831

Western Digital Corp.*

11,400

288,648

Pacific Sunwear of California,

Silicon Laboratories, Inc.*†

6,354

265,343

Cree, Inc.*†

6,890

214,279

Inc.*†

8,768

129,766

CDW Corp.*

2,072

180,678

Brinker International, Inc.

4,498

123,425

Toll Brothers, Inc.*†

5,862

117,181

Plantronics, Inc.†

6,224

177,695

Catalina Marketing Corp.*

3,536

114,531

Alliance Data Systems Corp.*†

2,215

171,530

DeVry, Inc.

2,785

103,073

McAfee, Inc.*

4,601

160,437

Amphenol Corp. — Class A

3,722

147,987

American Eagle Outfitters, Inc.

3,867

101,741

Global Payments, Inc.

International Speedway Corp. —

3,300

145,926

Class A

2,162

SRA International, Inc. — Class A*

4,590

128,887

99,149

Jack Henry & Associates, Inc.

4,621

119,499

Timberland Co. — Class A*†

5,085

96,412

Entercom Communications

Macrovision Corp.*

4,790

117,978

Fair Isaac Corp.†

2,564

92,586

Corp.†

4,680

90,464

Zebra Technologies Corp. —

Ryland Group, Inc.†

3,849

82,484

Class A*†

2,454

89,546

Ruby Tuesday, Inc.

4,404

80,769

Activision, Inc.*†

3,798

81,999

Hovnanian Enterprises, Inc. —

Class A*†

7,008

77,719

CSG Systems International, Inc.*

3,622

76,967

Valassis Communications, Inc.*†

7,845

69,977

Total Information Technology

2,754,657

Harte-Hanks, Inc.

3,173

62,445

INDUSTRIALS 12.3%

Total Consumer Discretionary

5,925,963

Alliant Techsystems, Inc.*

2,409

263,304

Stericycle, Inc.*

HEALTH CARE 20.0%

3,474

198,574

Cytyc Corp.*

7,801

Expeditors International

371,718

Gen-Probe, Inc.*†

4,886

325,310

Washington, Inc.

3,713

175,625

Jacobs Engineering Group,

Endo Pharmaceuticals Holdings,

Inc.*

7,568

234,684

Inc.*†

2,274

171,869

Rollins, Inc.†

6,289

167,853

Par Pharmaceutical Cos., Inc.*

12,074

224,093

78

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

MID-CAP GROWTH FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Mine Safety Appliances Co.

3,122

$

147,077

UTILITIES 0.5%

Corporate Executive Board Co.

1,944

144,323

Equitable Resources, Inc.

2,061

$

106,904

Copart, Inc.*

4,187

143,991

Fastenal Co.†

3,156

143,314

Total Utilities

106,904

Donaldson Co., Inc.†

Total Common Stocks

3,356

140,147

Oshkosh Truck Corp.†

2,124

131,624

(Cost $15,660,260)

19,630,978

Graco, Inc.†

3,071

120,107

FACE

AMETEK, Inc.

2,418

104,506

AMOUNT

Roper Industries, Inc.†

1,465

95,957

ChoicePoint, Inc.*

2,508

95,103

REPURCHASE AGREEMENTS 0.6%

Mizuho Financial Group, Inc.

AirTran Holdings, Inc.*†

8,678

85,392

Repurchase Agreement (Note 5)

issued 09/28/07 at 3.96%

Dun & Bradstreet Corp.

846

83,424

Total Industrials

2,412,190

due 10/01/07

ENERGY 9.1%

$

63,437

63,437

Lehman Brothers Holdings, Inc.

Frontier Oil Corp.†

6,777

282,194

issued 09/28/07 at 3.90%

Denbury Resources, Inc.*

5,371

240,030

due 10/01/07

35,447

35,447

Pogo Producing Co.

4,381

232,675

Morgan Stanley

Pioneer Natural Resources Co.†

4,570

205,559

issued 09/28/07 at 3.80%

Newfield Exploration Co.*

3,893

187,487

due 10/01/07

7,463

7,463

FMC Technologies, Inc.*

3,204

184,743

Credit Suisse Group

Superior Energy Services*

4,944

175,215

issued 09/28/07 at 3.95%

Quicksilver Resources, Inc.*†

2,551

120,024

due 10/01/07

224

224

Patterson-UTI Energy, Inc.†

4,641

104,747

Total Repurchase Agreements

Southwestern Energy Co.*

1,555

65,077

(Cost $106,571)

106,571

SECURITIES LENDING COLLATERAL 24.4%

Total Energy

1,797,751

FINANCIALS 6.3%

Eaton Vance Corp.

4,854

193,966

Investment in Securities Lending Short Term

Investment Portfolio Held by

Brown & Brown, Inc.

6,978

183,522

W.R. Berkley Corp.

6,108

180,980

U.S. Bank (Note 8)

4,808,236

4,808,236

Nuveen Investments, Inc. —

Total Securities Lending Collateral

Class A

2,637

163,336

(Cost $4,808,236)

4,808,236

Everest Re Group Ltd.

1,385

152,682

SEI Investments Co.

4,726

128,925

Total Investments 124.8%

(Cost $20,575,067)

$ 24,545,785

HCC Insurance Holdings, Inc.†

4,035

115,562

Waddell & Reed Financial,

Liabilities in Excess of

Inc. — Class A†

4,131

111,661

Other Assets – (24.8)%

$  (4,873,153)

Total Financials

Net Assets – 100.0%

$ 19,672,632

1,230,634

CONSUMER STAPLES 4.5%

Energizer Holdings, Inc.*†

2,856

316,587

Hansen Natural Corp.*

5,107

289,465

NBTY, Inc.*

3,678

149,327

Church & Dwight Co., Inc.†

2,566

120,705

Total Consumer Staples

876,084

MATERIALS 3.0%

Steel Dynamics, Inc.†

5,171

241,486

Commercial Metals Co.

6,359

201,262

Cleveland-Cliffs, Inc.†

1,780

156,587

Total Materials

599,335

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

* Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

79

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 99.5%

Darden Restaurants, Inc.

13,480

$

564,273

Nike, Inc. — Class B

9,240

542,018

HEALTH CARE 22.1%

Yum! Brands, Inc.

15,882

537,288

Express Scripts, Inc.*

26,512

$

1,479,900

Starbucks Corp.*†

19,680

515,616

Hospira, Inc.*

31,223

1,294,193

Harley-Davidson, Inc.†

10,951

506,046

Coventry Health Care, Inc.*

18,824

1,171,041

Harman International Industries,

Gilead Sciences, Inc.*

27,472

1,122,781

Inc.†

5,778

499,913

Zimmer Holdings, Inc.*

11,774

953,576

Kohl’s Corp.*

8,698

498,656

Stryker Corp.†

12,200

838,872

Tiffany & Co.

9,334

488,635

Waters Corp.*

11,840

792,333

Black & Decker Corp.†

5,623

468,396

UnitedHealth Group, Inc.

15,345

743,158

Home Depot, Inc.†

13,985

453,673

Quest Diagnostics, Inc.†

12,800

739,456

Omnicom Group, Inc.†

9,243

444,496

Forest Laboratories, Inc.*

19,019

709,219

D.R. Horton, Inc.†

31,844

407,922

Patterson Cos., Inc.*†

18,046

696,756

Liz Claiborne, Inc.†

9,966

342,133

St. Jude Medical, Inc.*†

15,615

688,153

Polo Ralph Lauren Corp.

4,300

334,325

Barr Pharmaceuticals, Inc.*

11,514

655,262

Staples, Inc.

14,258

306,404

IMS Health, Inc.

19,343

592,670

McGraw-Hill Cos., Inc.†

5,640

287,132

Varian Medical Systems, Inc.*†

14,127

591,780

Medtronic, Inc.†

10,174

573,915

Total Consumer Discretionary

18,324,592

INFORMATION TECHNOLOGY 18.5%

Cardinal Health, Inc.

8,864

554,266

Google, Inc. — Class A*

2,122

Amgen, Inc.*†

8,574

485,031

1,203,747

Celgene Corp.*†

6,784

483,767

eBay, Inc.*†

27,022

1,054,398

Nvidia Corp.*

26,193

949,234

Johnson & Johnson, Inc.

7,118

467,653

Cognizant Technology

Humana, Inc.*

6,392

446,673

Becton, Dickinson & Co.†

5,283

433,470

Solutions Corp. — Class A*

11,767

938,654

C.R. Bard, Inc.†

4,910

433,013

Intuit, Inc.*†

28,822

873,307

Boston Scientific Corp.*

29,620

413,199

Electronic Arts, Inc.*

13,163

736,996

Dell, Inc.*

24,789

684,176

Mylan Laboratories, Inc.†

24,863

396,813

Akamai Technologies, Inc.*†

Baxter International, Inc.

6,390

359,629

22,700

652,171

Wyeth

7,501

334,170

Citrix Systems, Inc.*†

16,164

651,733

Fiserv, Inc.*

12,470

634,224

Genzyme Corp.*

5,350

331,486

Yahoo!, Inc.*†

Laboratory Corporation of

22,877

614,019

Oracle Corp.*

27,391

593,015

America Holdings*†

4,134

323,403

Allergan, Inc.

4,720

304,298

SanDisk Corp.*†

9,938

547,584

Millipore Corp.*†

3,824

289,859

Adobe Systems, Inc.*

12,378

540,424

Applera Corp. - Applied

Affiliated Computer Services,

Inc. — Class A*

10,701

Biosystems Group

6,790

235,206

537,618

Total Health Care

19,935,001

Cisco Systems, Inc.*

15,765

521,979

International Business Machines

CONSUMER DISCRETIONARY 20.4%

Corp.†

4,357

513,255

Amazon.com, Inc.*†

26,756

2,492,321

Autodesk, Inc.*

10,200

509,694

Apollo Group, Inc. — Class A*

22,920

1,378,638

Symantec Corp.*†

26,088

505,585

Coach, Inc.*

23,931

1,131,218

National Semiconductor Corp.†

17,710

480,295

Abercrombie & Fitch Co. —

Paychex, Inc.†

11,031

452,271

Class A

9,490

765,843

Qualcomm, Inc.

10,428

440,687

AutoZone, Inc.*†

6,489

753,633

QLogic Corp.*†

25,540

343,513

International Game Technology,

Lexmark International, Inc.*

7,738

321,359

Inc.†

17,437

751,535

Automatic Data Processing, Inc.

6,986

320,867

TJX Cos., Inc.†

24,343

707,651

Network Appliance, Inc.*†

9,928

267,163

Bed Bath & Beyond, Inc.*†

20,099

685,778

Jabil Circuit, Inc.

11,447

261,449

H&R Block, Inc.†

31,697

671,342

KLA-Tencor Corp.†

4,310

240,412

RadioShack Corp.†

29,382

607,032

Fidelity National Information

Best Buy Co., Inc.†

12,888

593,106

Services, Inc.

5,310

235,605

Lowe’s Cos., Inc.

21,041

589,569

Total Information Technology

16,625,434

80

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2007

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

ENERGY 10.5%

INDUSTRIALS 6.0%

XTO Energy, Inc.

21,216

$

1,311,997

L-3 Communications Holdings,

Apache Corp.

12,000

1,080,720

Inc.

7,374

$

753,180

Devon Energy Corp.

10,905

907,296

Rockwell Collins, Inc.

9,000

657,360

Murphy Oil Corp.†

12,220

854,056

General Dynamics Corp.

7,184

606,833

Smith International, Inc.†

10,365

740,061

Danaher Corp.

6,765

559,533

National-Oilwell Varco, Inc.*

5,110

738,395

American Standard Cos., Inc.

15,670

558,166

EOG Resources, Inc.†

10,200

737,766

CH Robinson Worldwide, Inc.†

10,160

551,586

Chesapeake Energy Corp.†

19,760

696,738

ITT Industries, Inc.

7,738

525,642

Anadarko Petroleum Corp.

12,390

665,963

United Technologies Corp.

6,080

489,318

Exxon Mobil Corp.

5,520

510,931

Pitney Bowes, Inc.†

8,490

385,616

Nabors Industries Ltd.*†

15,070

463,704

Cintas Corp.†

8,296

307,782

BJ Services Co.†

16,159

429,021

Total Industrials

5,395,016

Noble Corp.

5,620

275,661

MATERIALS 4.2%

Total Energy

9,412,309

Ball Corp.†

11,953

642,474

CONSUMER STAPLES 9.6%

Sigma-Aldrich Corp.

11,890

579,518

Pepsi Bottling Group, Inc.†

21,965

816,439

Ecolab, Inc.†

11,514

543,461

Avon Products, Inc.

16,880

633,507

Nucor Corp.†

8,628

513,107

Anheuser-Busch Cos., Inc.

11,680

583,883

Praxair, Inc.

4,922

412,267

Sysco Corp.

15,751

560,578

International Flavors &

WM Wrigley Jr Co.

8,417

540,624

Fragrances, Inc.

7,488

395,816

Colgate-Palmolive Co.

7,554

538,751

Newmont Mining Corp.

8,418

376,537

Walgreen Co.

11,264

532,111

Pactiv Corp.*

10,940

313,540

Kellogg Co.

9,365

524,440

Procter & Gamble Co.

7,345

516,647

Total Materials

3,776,720

UTILITIES 0.8%

Clorox Co.

7,888

481,089

PepsiCo, Inc.

6,428

470,915

Questar Corp.

8,208

431,166

Wal-Mart Stores, Inc.

10,556

460,769

AES Corp.*†

15,537

311,362

Estee Lauder Cos., Inc. —

Total Utilities

742,528

Class A†

9,946

422,307

Total Common Stocks

Brown-Forman Corp. — Class B

5,582

418,148

(Cost $80,055,947)

89,502,874

Campbell Soup Co.

10,890

402,930

AMOUNT

Hershey Co.†

7,890

366,175

FACE

McCormick & Co., Inc.

9,418

338,766

Total Consumer Staples

8,608,079

REPURCHASE AGREEMENTS 0.5%

Mizuho Financial Group, Inc.

FINANCIALS 7.4%

Repurchase Agreement (Note 5)

issued 09/28/07 at 3.96%

CME Group, Inc.

1,318

774,127

Federated Investors, Inc. —

Class B†

18,086

718,014

due 10/01/07

$

300,719

300,719

Progressive Corp.†

36,341

705,379

Lehman Brothers Holdings, Inc.

SLM Corp.

12,126

602,299

issued 09/28/07 at 3.90%

Leucadia National Corp.

12,400

597,928

due 10/01/07

168,035

168,035

Moody’s Corp.†

11,250

567,000

Morgan Stanley

Commerce Bancorp, Inc.†

14,444

560,138

issued 09/28/07 at 3.80%

Capital One Financial Corp.

8,039

534,031

due 10/01/07

35,379

35,379

Ambac Financial Group, Inc.†

6,912

434,834

Credit Suisse Group

American International Group,

issued 09/28/07 at 3.95%

Inc.

6,236

421,866

due 10/01/07

1,061

1,061

Countrywide Financial Corp.†

21,611

410,825

Total Repurchase Agreements

American Express Co.†

6,009

356,754

(Cost $505,194)

505,194

Total Financials

6,683,195

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

81

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

LARGE-CAP GROWTH FUND

FACE

MARKET

VALUE

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 17.9%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$16,108,978

$

16,108,978

Total Securities Lending Collateral

(Cost $16,108,978)

16,108,978

Total Investments 117.9%

(Cost $96,670,119)

$ 106,117,046

Liabilities in Excess of

Other Assets – (17.9)%

$  (16,138,462)

Net Assets – 100.0%

$

89,978,584

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

* Non-Income Producing Security.

82

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

U.S. GOVERNMENT MONEY MARKET FUND

MARKET

MARKET

AMOUNT

(NOTE 1)

AMOUNT

(NOTE 1)

FACE

VALUE

FACE

VALUE

FEDERAL AGENCY DISCOUNT NOTES 78.0%

REPURCHASE AGREEMENTS 12.9%

Fannie Mae*

Joint Repurchase Agreement (Note 5)

5.13% due 10/10/07

$

75,000,000

$

74,903,813

Lehman Brothers Holdings, Inc.

5.15% due 10/16/07

25,000,000

24,946,354

issued 09/28/07 at 3.90%

5.05% due 10/31/07

25,000,000

24,894,896

due 10/01/07

$

14,635,038

$

14,635,038

5.13% due 11/07/07

25,000,000

24,868,188

Mizuho Financial Group, Inc.

Farmer Mac*

issued 09/28/07 at 3.96%

5.11% due 10/09/07

25,000,000

24,971,611

due 10/01/07

26,191,205

26,191,205

4.72% due 10/17/07

25,000,000

24,947,556

Morgan Stanley

Federal Farm Credit Bank*

issued 09/28/07 at 3.80%

4.72% due 10/16/07

50,000,000

49,901,667

due 10/01/07

3,081,318

3,081,318

5.04% due 10/25/07

50,000,000

49,832,000

Credit Suisse Group

4.53% due 10/29/07

50,000,000

49,823,833

issued 09/28/07 at 3.95%

5.12% due 10/01/07

25,000,000

25,000,000

due 10/01/07

92,439

92,439

4.74% due 10/31/07

20,000,000

19,921,000

Individual Repurchase Agreement

Federal Home Loan Bank*

Lehman Brothers, Inc. at 3.90%

5.12% due 10/03/07

50,000,000

49,985,778

due 10/01/07 (Secured by a U.S.

5.12% due 10/24/07

50,000,000

49,836,444

Treasury Bill, maturing 11/23/07

4.90% due 10/26/07

50,000,000

49,829,861

as collateral, with a Market

4.74% due 11/14/07

50,000,000

49,710,333

Value of $121,378,639)

5.11% due 11/13/07

50,000,000

49,694,819

having a Maturity Value of

4.93% due 02/20/08

50,000,000

49,027,694

$123,690,719

118,998,223

118,998,223

5.11% due 11/07/07

25,000,000

24,868,701

Total Repurchase Agreements

Freddie Mac*

5.05% due 11/05/07†

50,000,000

49,754,514

(Cost $162,998,223)

162,998,223

SECURITIES LENDING COLLATERAL 8.0%

5.12% due 11/13/07

50,000,000

49,694,222

Investment in Securities Lending Short Term

5.02% due 11/30/07†

50,000,000

49,581,667

Investment Portfolio Held by

5.04% due 10/29/07

25,000,000

24,902,000

U.S. Bank (Note 8)

101,250,000

101,250,000

Total Securities Lending Collateral

5.12% due 12/03/07

25,000,000

24,776,000

4.74% due 12/10/07

25,000,000

24,769,583

5.11% due 12/10/07

25,000,000

24,751,597

(Cost $101,250,000)

101,250,000

4.59% due 03/10/08

25,000,000

24,486,813

Total Investments 106.8%

Total Federal Agency Discount Notes

(Cost $1,353,929,167)

$ 1,353,929,167

(Cost $989,680,944)

989,680,944

Liabilities in Excess of

FEDERAL AGENCY BONDS 7.9%

Other Assets – (6.8)%

$

(85,766,547)

Federal Home Loan Bank*

Net Assets – 100.0%

$ 1,268,162,620

5.25% due 11/01/07

50,000,000

50,000,000

5.00% due 09/26/08

25,000,000

25,000,000

5.26% due 11/08/07

25,000,000

25,000,000

Total Federal Agency Bonds

(Cost $100,000,000)

100,000,000

U.S. Government.

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

† All or a portion of this security is on loan at September 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

83

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

S&P 500

Inverse

Fund

Nova

S&P 500

Strategy

OTC

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$175,674,321

$11,226,571

$173,810,410

$

872,142,348

Segregated Cash with Broker

1,915,200

592,200

3,313,650

3,120,000

Repurchase Agreements* (Note 5)

47,216,502

16,365,854

132,904,881

104,331,254

Receivable for Futures Contracts Settlement (Note 1)

—

—

491,197

—

Receivable for Equity Index Swap Settlement (Note 1)

1,557,466

27,459

—

1,368,587

Receivable for Fund Shares Sold

521,162

625,042

209,997

Receivable for Securities Sold (Note 1)

—

—

—

5,034,122

—

Other Assets

—

Investment Income Receivable (Note 1)

206,649

16,469

43,501

55,456

—

—

—

Total Assets

227,091,300

28,853,595

310,773,636

986,051,767

LIABILITIES

Payable for Equity Index Swap Settlement (Note 1)

—

337,410

4,732,779

—

Short Sales at Market Value** (Notes 1 and 2)

—

—

—

—

Payable upon Return of Securities Loaned (Note 8)

19,162,855

1,346,415

—

159,629,573

Payable for Futures Contracts Settlement (Note 1)

193,040

59,690

—

396,816

Payable for Fund Shares Redeemed

2,736,705

1,814,680

6,485,712

467,390

Payable for Securities Purchased (Note 1)

—

—

—

—

Transfer Agent and Administrative Fees Payable (Note 3)

36,964

4,900

60,173

144,282

Investment Advisory Fees Payable (Note 3)

110,891

14,701

216,624

432,846

Portfolio Accounting Fees Payable (Note 3)

Distribution and Service Fees Payable (Note 3)

19,983

2,452

12,475

8,641

Custody Fees Payable

4,436

588

7,221

17,314

14,786

1,960

22,675

42,279

Cash Due to Custodian Bank

—

7,763

—

—

Interest Payable

—

—

—

—

Other Liabilities

94,319

10,108

142,900

414,433

Dividends Payable

—

—

—

—

Total Liabilities

22,373,979

3,600,667

11,680,559

161,553,574

NET ASSETS

$204,717,321

$25,252,928

$299,093,077

$

824,498,193

NET ASSETS CONSIST OF

Paid-In Capital

$315,526,248

$23,967,957

$726,512,752

$1,199,294,932

Accumulated Net Realized Loss on Investments, Equity Index Swaps

Undistributed Net Investment Income (Loss)

3,943,650

198,413

13,183,077

(2,203,005)

Net Unrealized Appreciation (Depreciation) on Investments,

and Futures Contracts

(154,304,478)

(358,412)

(433,795,152)

(739,742,429)

Equity Index Swaps and Futures Contracts

39,551,901

1,444,970

(6,807,600)

367,148,695

NET ASSETS

$204,717,321

$25,252,928

$299,093,077

$

824,498,193

Investor Class

$114,093,855

N/A

$244,696,336

$

769,093,255

A-Class

13,186,199

$

4,088,336

9,803,093

8,276,449

Advisor Class

34,370,575

N/A

13,949,751

29,494,727

H-Class

N/A

19,113,641

N/A

N/A

C-Class

43,066,692

2,050,951

30,643,897

17,633,762

SHARES OUTSTANDING

Investor Class

3,404,173

N/A

6,778,033

55,255,836

A-Class

410,469

139,306

285,100

617,807

Advisor Class

1,079,681

N/A

407,588

2,222,871

C-Class

H-Class

N/A

651,582

N/A

N/A

1,381,496

70,588

910,029

1,360,847

NET ASSET VALUES

Investor Class

$33.52

N/A

$36.10

$13.92

A-Class

32.12

$29.35

34.38

13.40

Advisor Class

31.83

N/A

34.23

13.27

C-Class

A-Class Maximum Offering Price***

31.17

29.06

33.67

12.96

33.72

30.81

36.09

14.07

H-Class

N/A

29.33

N/A

N/A

$8,393,940, $67,659,029, $62,614,127, and $578,202,391, respectively.

* The cost of investments is $186,283,766, $26,460,392, $306,726,506, $613,661,031, $95,853,364, $61,323,060, $13,438,350, $71,005,432,

*** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

** The proceeds from short sales are $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0 and $74,142,925, respectively.

84

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2007

OTC

Inverse

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Inverse

Inverse

Government

Inverse

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

95,849,959

$

—

$37,745,914

$

—

$

52,454,860

$

4,709,884

$

—

$ 62,250,513

$

—

233,550

1,523,200

9,600

431,800

61,200

952,000

276,000

7,138,460

26,145,713

13,438,350

23,579,927

3,981,023

67,659,029

2,107,114

578,149,043

43,098

—

—

—

—

274,920

—

55,614

—

528,667

—

180,414

—

—

—

—

749,500

85,223

660,064

9,254

33,834

1,273,561

2,188,741

2,641,286

—

253,272

—

—

—

—

303,135

—

—

—

—

17,952

1,683

—

—

—

31,361

26,648

4,402

46,725

4,799

22,162

1,146,099

189,114

96,907,468

66,308,637

14,112,416

76,720,932

8,792,423

70,181,672

68,271,602

588,173,517

—

5,207,972

—

—

—

—

—

—

75,836,026

—

165,356

2,301

129,189

3,718

—

—

—

—

649,099

1,371,743

90,781

1,247,263

—

—

—

133,290

—

—

—

—

—

—

—

6,328,730

—

12,878,495

1,072,191

—

—

—

64,860

34,797

8,856

1,738,213

37,760

3,846

48,065

1,282,934

297,080

1,988,232

950,879

478,500

2,434,121

7,593,972

18,017

9,666

2,460

10,489

1,282

13,351

10,769

89,239

26,922

321,261

7,207

3,866

984

4,196

513

5,341

5,384

31,327

3,941

7,642

1,392

9,068

762

7,239

4,329

55,894

—

—

—

—

—

—

—

1,395,382

2,162

1,160

295

1,259

154

1,602

1,694

10,709

—

—

—

—

—

—

13,050

—

—

—

—

404

9,144

—

—

—

65,920

27,854

6,955

33,285

4,222

36,721

37,336

281,406

7,108,292

7,995,295

969,422

16,464,120

2,137,492

1,838,082

2,533,605

85,615,216

$

89,799,176

$58,313,342

$13,142,994

$

60,256,812

$

6,654,931

$

68,343,590

$ 65,737,997

$502,558,301

$280,667,915

3,142,611

202,707

287,814

$54,666,224

$19,965,230

$

303,278

136,255

1,679,005

183,622

13,793,176

56,829,690

$

6,391,645

$103,539,695

$ 75,220,144

$713,337,012

(191,874,690)

(733,154)

(6,651,815)

(2,437,631)

(186,967)

(37,194,929)

(11,455,916)

(222,110,278)

(2,136,660)

4,177,565

(458,235)

5,561,475

313,998

319,819

1,790,147

(2,461,609)

$

89,799,176

$58,313,342

$13,142,994

$

60,256,812

$

6,654,931

$

68,343,590

$ 65,737,997

$502,558,301

2,898,587

N/A

$

73,633,195

N/A

N/A

N/A

N/A

N/A

$ 38,117,430

$284,579,257

2,149,290

$

2,412,785

$

699,227

$

6,428,778

$

550,866

$

7,999,167

11,948,916

33,276,177

N/A

N/A

N/A

N/A

7,566,150

22,914,372

N/A

40,874,811

11,180,640

34,326,689

5,087,399

53,015,218

N/A

N/A

11,118,104

15,025,746

1,263,127

19,501,345

1,016,666

7,329,205

8,105,501

161,788,495

156,406

N/A

N/A

N/A

N/A

N/A

719,902

1,197,912

3,891,723

N/A

N/A

N/A

N/A

N/A

3,611,868

14,564,049

631,569

371,562

39,151

553,534

36,920

213,191

768,031

8,826,846

115,035

56,962

21,033

173,379

19,834

226,371

1,130,320

1,724,545

N/A

964,573

336,311

926,066

183,103

1,499,432

N/A

N/A

$18.92

N/A

N/A

N/A

18.53

N/A

N/A

N/A

N/A

N/A

10.51

19.13

N/A

N/A

$10.55

$19.54

19.61

44.47

34.90

38.93

29.15

37.10

11.10

20.26

18.68

$42.36

$33.24

$37.08

$27.77

$35.34

10.57

19.30

N/A

42.38

33.24

37.07

27.78

35.36

N/A

N/A

17.60

40.44

32.26

35.23

27.54

34.38

10.55

18.33

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

85

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

High Yield

High Yield

Europe

Inverse

Strategy

Strategy

1.25x Strategy

1.25x Strategy

Japan

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

Repurchase Agreements* (Note 5)

42,320,857

6,012,136

47,621,477

34,983,552

$

—

$

—

$

88,218,116

$

—

Segregated Cash with Broker

237,250

37,050

Cash

—

66,944

5,801

230,739

—

230,000

Receivable for Equity Index/Credit Default Swap Settlement (Note 1)

Receivable for Futures Contracts Settlement (Note 1)

—

—

7,060

—

323,478

230,158

2,326,658

3,062,978

Receivable for Securities Sold (Note 1)

—

—

Receivable for Fund Shares Sold

—

—

Investment Income Receivable (Note 1)

13,856

1,968

135,845

11,439

146,379

192,500

3,170,182

846,036

Total Assets

43,041,820

6,540,756

141,715,878

39,134,005

LIABILITIES

Payable for Futures Contracts Settlement (Note 1)

43,566

3,250

12,406

24,225

Payable for Equity Index/Credit Default Swap Settlement (Note 1)

1,202,659

5,462

1,312,137

—

Payable for Securities Purchased (Note 1)

—

—

—

—

Payable upon Return of Securities Loaned (Note 8)

—

—

13,692,280

—

Investment Advisory Fees Payable (Note 3)

13,358

6,831

68,011

24,658

Payable for Fund Shares Redeemed

750

116,372

1,142,659

569,418

Distribution and Service Fees Payable (Note 3)

2,939

859

11,812

4,235

Transfer Agent and Administrative Fees Payable (Note 3)

4,453

2,277

18,892

6,849

Custody Fees Payable

534

273

2,267

822

Portfolio Accounting Fees Payable (Note 3)

1,781

911

7,557

2,740

Dividends Payable

Cash Due to Custodian Bank

—

—

—

—

—

—

Other Liabilities

4,322

6,163

49,691

23,531

—

—

Total Liabilities

1,274,362

142,398

16,317,712

656,478

NET ASSETS

$

41,767,458

$

6,398,358

$125,398,166

$

38,477,527

NET ASSETS CONSIST OF

Undistributed Net Investment Income (Loss)

Paid-In Capital

$

305,409

(8,948)

2,189,795

3,300,468

41,497,827

$

6,729,736

$110,590,594

$

47,043,058

Accumulated Net Realized Gain (Loss) on Investments,

Equity Index/Credit Default Swaps and Futures Contracts

(343,190)

(451,967)

Net Unrealized Appreciation on Investments,

142,124

(14,673,601)

Equity Index/Credit Default Swaps and Futures Contracts

307,412

129,537

12,475,653

2,807,602

NET ASSETS

$

41,767,458

$

6,398,358

$125,398,166

$

38,477,527

Advisor Class

Investor Class

N/A

N/A

N/A

N/A

A-Class

$

7,260,178

$

2,029,282

$ 13,876,156

$

14,204,837

N/A

N/A

N/A

N/A

H-Class

C-Class

33,489,583

2,848,092

97,336,330

18,434,445

1,017,697

1,520,984

14,185,680

5,838,245

SHARES OUTSTANDING

Investor Class

N/A

Advisor Class

N/A

N/A

N/A

A-Class

286,372

40,440

N/A

N/A

N/A

N/A

C-Class

40,309

30,411

544,371

271,380

505,352

619,166

NET ASSET VALUES

H-Class

1,321,559

56,759

3,543,984

802,542

Investor Class

Advisor Class

N/A

N/A

N/A

N/A

A-Class

$25.35

N/A

N/A

$50.18

$27.46

$22.94
N/A

N/A

C-Class

25.25

50.01

26.06

21.51

A-Class Maximum Offering Price**

26.61

52.68

28.83

24.08

H-Class

25.34

50.18

27.47

22.97

* The cost of investments is $42,320,857, $6,012,136, $126,389,694, $34,983,552, $9,113,053, $19,332,697, $25,600,602, $23,049,454,

** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

$20,575,067, $96,670,119, and $1,353,929,167, respectively.

86

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2007

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

U.S.

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Value

Value

Value

Growth

Growth

Growth

Money Market

$

10,415,925

$22,622,932

$30,962,026

$

26,170,676

$24,439,214

$105,611,852

$1,190,930,944

—

—

—

—

—

—

—

40,248

—

149,589

25,159

106,571

505,194

162,998,223

—

—

—

1,707

—

—

—

—

—

—

—

—

—

83,667

62,373

667,393

—

3,817,038

1,511,421

—

—

—

—

—

—

—

—

—

12,339

17,909

62,249

3,533

14,944

31,883

1,661,464

12,619

65,538

27,844

42,884

65,514

1,178,207

108,778,330

10,543,504

23,373,772

31,203,415

30,059,290

26,137,664

107,327,136

1,464,452,628

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

67,660

—

328,024

—

596,708

—

2,249,027

4,110,833

4,312,404

5,899,225

4,808,236

16,108,978

101,250,000

4,711

9,846

15,906

10,708

11,723

41,818

474,748

104,661

353,936

215,427

3,482,247

1,622,321

537,891

93,518,707

1,570

3,282

5,302

3,569

3,908

13,939

189,899

628

1,313

2,121

1,428

1,563

5,576

53,451

880

2,940

3,271

3,855

2,973

9,438

60,230

—

286,766

—

—

—

—

—

206

405

839

672

469

2,011

28,485

7,920

18,130

52,420

11,710

13,839

32,193

625,606

—

—

—

—

—

—

88,882

2,369,603

4,855,111

4,607,690

9,741,438

6,465,032

17,348,552

196,290,008

$

8,173,901

$18,518,661

$26,595,725

$

20,317,852

$19,672,632

$

89,978,584

$1,268,162,620

$

30,665

465,640

1,191,815

(147,022)

(163,255)

(239,925)

(20,990)

11,381,356

$17,984,968

$

4,291,343

$

21,243,445

$18,829,058

$

88,552,089

$1,268,656,171

(4,581,240)

(3,222,182)

15,601,554

(3,924,952)

(2,963,889)

(7,780,507)

(472,561)

1,343,120

3,290,235

5,511,013

3,146,381

3,970,718

9,446,927

—

$

8,173,901

$18,518,661

$26,595,725

$

20,317,852

$19,672,632

$

89,978,584

$1,268,162,620

N/A

N/A

N/A

N/A

N/A

N/A

$

951,720,901

$

2,695,356

$

3,547,689

$

5,025,581

$

3,161,508

$

4,564,203

$

3,724,482

18,388,847

N/A

N/A

N/A

N/A

N/A

N/A

207,922,474

4,457,724

7,964,586

17,384,050

8,397,078

9,608,477

72,048,627

N/A

1,020,821

7,006,386

4,186,094

8,759,266

5,499,952

14,205,475

90,130,398

N/A

N/A

N/A

N/A

N/A

N/A

208,179,907

N/A

N/A

N/A

N/A

N/A

N/A

952,153,316

33,191

204,612

130,832

264,372

175,157

509,269

90,130,627

85,176

100,888

152,856

93,142

141,530

130,057

18,388,940

141,005

226,477

528,806

247,284

297,629

2,516,625

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

1.00

N/A

N/A

N/A

N/A

$1.00

$31.64

$35.16

$32.88

$33.94

$32.25

$28.64

1.00

30.76

34.24

32.00

33.13

31.40

27.89

1.00

33.22

36.91

34.52

35.63

33.86

30.07

1.00

31.61

35.17

32.87

33.96

32.28

28.63

N/A

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

87

STATEMENTS OF OPERATIONS (Unaudited)

S&P 500

Inverse

Fund

Fund

Fund

Fund

Nova

S&P 500

Strategy

OTC

INVESTMENT INCOME

Interest (Note 1)

$

875,714

$

275,682

$

8,588,378

$

1,338,586

Income from Securities Lending, net (Note 8)

7,809

299

—

84,435

Dividends, Net of Foreign Tax Withheld* (Note 1)

1,786,401

87,540

—

1,179,867

Total Income

2,669,924

363,521

8,588,378

2,602,888

EXPENSES

Investment Advisory Fees (Note 3)

779,571

76,793

1,475,023

2,699,291

Transfer Agent and Administrative Fees (Note 3)

259,857

25,598

409,729

899,764

Distribution & Service Fees (Note 3):

Advisor Class

88,654

—

42,681

31,890

A-Class

18,953

4,113

13,984

7,632

C-Class

215,107

12,458

178,842

65,429

H-Class

—

18,370

—

—

Portfolio Accounting Fees (Note 3)

103,943

10,239

154,083

272,892

Registration Fees

55,712

2,877

57,966

249,409

Interest Expense

—

—

—

—

Trustees’ Fees**

9,749

749

11,284

28,590

Custody Fees

26,987

2,690

42,666

93,981

Miscellaneous

85,255

11,221

168,395

457,015

Total Expenses

1,643,788

165,108

2,554,653

4,805,893

Net Investment Income (Loss)

1,026,136

198,413

6,033,725

(2,203,005)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

6,028,001

38,627

—

33,103,393

Equity Index Swaps

4,678,678

(318,849)

(18,332,367)

1,461,504

Futures Contracts

1,799,146

(55,465)

(7,083,687)

1,110,018

Securities Sold Short

—

—

—

—

Total Net Realized Gain (Loss)

12,505,825

(335,687)

(25,416,054)

35,674,915

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

713,144

572,645

(11,215)

81,128,595

Equity Index Swaps

1,026,423

(6,322)

2,228,675

2,340,663

Futures Contracts

796,185

318,517

(1,256,103)

2,014,207

Securities Sold Short

—

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

2,535,752

884,840

961,357

85,483,465

Net Gain (Loss) on Investments

15,041,577

549,153

(24,454,697)

121,158,380

Net Increase (Decrease) in Net Assets from Operations

$16,067,713

$

747,566

$(18,420,972)

$118,955,375

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

* Foreign tax withheld of $0, $0, $0, $13,676, $0, $0, $0, $136, $14, $0, $0, and $0, respectively.

88

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2007

Inverse

Inverse

Inverse

Government

Inverse

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

$

2,959,136

$

581,715

$

338,532

$

531,466

$ 154,866

$

1,735,291

$

1,701,955

$19,813,933

—

4,708

—

13,623

955

—

—

—

—

210,426

—

291,530

29,760

—

—

—

2,959,136

796,849

338,532

836,619

185,581

1,735,291

1,701,955

19,813,933

506,428

284,220

60,105

304,742

39,786

312,400

172,865

2,555,759

140,674

78,950

16,696

84,650

13,262

86,778

69,146

709,933

9,813

—

—

—

—

—

22,862

79,457

3,318

4,275

733

8,058

624

10,992

14,049

64,071

71,569

88,623

6,521

97,229

3,738

35,428

54,278

935,457

—

52,520

14,332

52,286

11,704

66,929

—

—

56,270

31,580

6,678

33,860

5,305

34,711

34,573

234,986

50,651

11,105

3,774

17,272

1,894

15,346

19,063

138,613

—

—

—

—

—

—

—

5,616,364

5,756

2,912

758

3,822

471

3,424

4,019

30,427

14,567

8,182

1,750

8,727

1,376

9,062

9,131

73,511

61,296

31,775

5,152

28,004

5,327

31,562

27,049

242,722

920,342

594,142

116,499

638,650

83,487

606,632

427,035

10,681,300

2,038,794

202,707

222,033

197,969

102,094

1,128,659

1,274,920

9,132,633

(2,810)

1,200,130

—

3,062,734

164,936

—

(3,525,035)

(67,436)

(16,351,217)

(660,764)

(36,840)

(1,667,481)

(70,457)

250,682

—

—

(1,587,737)

290,021

(425,662)

(459,884)

115,960

(1,727,444)

(467,406)

(7,551,415)

—

—

—

—

—

—

—

15,678,623

(17,941,764)

829,387

(462,502)

935,369

210,439

(1,476,762)

(3,992,441)

8,059,772

(595)

(1,850,866)

—

(3,316,770)

(89,972)

—

2,434,916

(31,846)

163,601

532,547

(528,229)

1,175,837

(9,410)

(1,233,464)

—

—

160,488

575,390

51,137

(138,263)

4,569

1,248,633

103,300

(1,960,221)

—

—

—

—

—

—

—

(5,937,815)

323,494

(742,929)

(477,092)

(2,279,196)

(94,813)

15,169

2,538,216

(7,929,882)

(17,618,270)

86,458

(939,594)

(1,343,827)

115,626

(1,461,593)

(1,454,225)

129,890

$(15,579,476)

$

289,165

$

(717,561)

$

(1,145,858)

$ 217,720

$

(332,934)

$

(179,305)

$ 9,262,523

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

89

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

High Yield

Inverse

Strategy

Strategy

1.25x Strategy

1.25x Strategy

High Yield

Europe

Japan

Fund***

Fund***

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

250,509

$

297,387

$

1,422,777

$

1,299,504

Income from Securities Lending, net (Note 8)

—

—

7,576

—

Dividends, Net of Foreign Tax Withheld* (Note 1)

—

—

954,823

—

Swap Income (Note 1)

128,855

—

—

—

Total Income

379,364

297,387

2,385,176

1,299,504

EXPENSES

Investment Advisory Fees (Note 3)

35,962

46,706

481,381

224,357

Transfer Agent and Administrative Fees (Note 3)

11,988

15,567

133,717

62,322

Distribution & Service Fees (Note 3):

Advisor Class

—

—

—

—

A-Class

524

2,552

16,844

15,701

C-Class

1,311

4,274

62,094

39,478

H-Class

11,136

11,947

101,349

36,751

Portfolio Accounting Fees (Note 3)

4,795

6,227

53,487

24,929

Swap Expense

—

208,409

—

—

Trustees’ Fees**

175

271

4,697

2,728

Custody Fees

1,286

1,624

13,889

6,391

Miscellaneous

6,778

8,758

72,859

33,417

Total Expenses

73,955

306,335

940,317

446,074

Net Investment Income (Loss)

305,409

(8,948)

1,444,859

853,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

11,915

—

(1,014,839)

—

Equity Index/Credit Default Swaps

(314,119)

112,527

2,879,528

(6,859,031)

Futures Contracts

(40,986)

(564,494)

—

(945,004)

Total Net Realized Gain (Loss)

(343,190)

(451,967)

1,864,689

(7,804,035)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

—

—

4,155,176

—

Equity Index/Credit Default Swaps

218,313

146,607

786,361

4,230,932

Futures Contracts

89,099

(17,070)

(5,345)

12,545

Net Change in Unrealized Appreciation (Depreciation)

307,412

129,537

4,936,192

4,243,477

Net Gain (Loss) on Investments

(35,778)

(322,430)

6,800,881

(3,560,558)

Net Increase (Decrease) in Net Assets from Operations

$

269,631

$ (331,378)

$

8,245,740

$ (2,707,128)

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

* Foreign tax withheld of $0, $0, $133,723, $0, $155, $0, $0, $0, $0, $0, and $0, respectively.

*** Since the commencement of operations: April 16, 2007.

90

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2007

U.S.

Value

Value

Value

Growth

Growth

Growth

Money Market

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

1,841

$

5,801

$

16,667

$

3,513

$

4,343

$

11,271

$32,761,976

12,507

10,050

16,759

26,231

6,987

4,924

22,562

132,795

560,983

1,557,096

40,873

73,201

309,562

—

—

—

—

—

—

—

—

147,143

576,834

1,590,522

70,617

84,531

325,757

32,784,538

54,687

178,606

500,725

95,884

114,728

262,850

3,157,452

18,229

59,535

166,908

31,961

38,243

87,617

1,262,981

—

—

—

—

—

—

419,014

5,102

5,688

7,462

3,611

5,318

3,697

24,446

7,200

32,265

45,641

28,947

19,967

40,831

593,666

11,327

45,781

148,037

21,114

27,933

73,712

—

7,292

23,814

66,763

12,784

15,297

35,047

357,735

—

—

—

—

—

—

—

1,106

2,489

8,373

1,372

1,472

2,569

61,123

2,068

7,924

18,885

4,800

4,119

11,111

164,493

9,467

32,042

88,433

17,166

20,709

48,248

854,538

116,478

388,144

1,051,227

217,639

247,786

565,682

6,895,448

30,665

188,690

539,295

(147,022)

(163,255)

(239,925)

25,889,090

265,170

1,810,076

23,681,837

920,331

(1,477,308)

(4,180,418)

(1,201)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

265,170

1,810,076

23,681,837

920,331

(1,477,308)

(4,180,418)

(1,201)

(1,776,472)

(1,768,861)

(20,183,059)

693,371

1,605,167

5,344,471

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(1,776,472)

(1,768,861)

(20,183,059)

693,371

1,605,167

5,344,471

—

(1,511,302)

41,215

3,498,778

1,613,702

127,859

1,164,053

(1,201)

$(1,480,637)

$

229,905

$

4,038,073

$ 1,466,680

$

(35,396)

$

924,128

$25,887,889

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

91

STATEMENTS OF CHANGES IN NET ASSETS

Nova Fund

S&P 500 Fund

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007*

FROM OPERATIONS

Net Investment Income (Loss)

Net Realized Gain (Loss) on Investments

$

12,505,825

1,026,136

$

29,953,138

(1,815,413)

$

(335,687)

198,413

$

788,794

151,643

Net Change in Unrealized Appreciation (Depreciation) on Investments

2,535,752

(3,327,070)

884,840

560,130

Net Increase (Decrease) in Net Assets from Operations

16,067,713

24,810,655

747,566

1,500,567

Distributions to Shareholders from: (Note 1)

Net Investment Income

Investor Class

Advisor Class

—

—

(4,140,935)

(9,646,201)

—

—

—

—

C-Class

A-Class

—

—

(3,094,762)

(896,227)

—

—

(5,936)

H-Class

—

—

—

(72,955)

(3,109)

Realized Gain on Investments

C-Class

A-Class

—

—

—

—

—

—

(22,805)

(11,942)

H-Class

—

—

—

(280,258)

Total Distributions to Shareholders

—

(17,778,125)

—

(397,005)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

166,758,568

353,358,723

—

—

Advisor Class

A-Class

42,063,512

6,318,216

189,464,156

18,039,665

—

—

C-Class

20,076,490

59,036,397

20,528,790

11,661,411

25,274,285

4,535,678

H-Class

—

—

69,931,613

92,864,595

Value of Shares Purchased through Dividend Reinvestment

Investor Class

Advisor Class

—

—

4,100,656

9,235,931

—

—

—

—

C-Class

A-Class

—

727,014

—

26,011

H-Class

—

2,866,432

—

—

—

—

352,835

15,050

Cost of Shares Redeemed

Investor Class

(174,379,284)

(391,470,378)

—

—

Advisor Class

A-Class

(47,343,848)

(9,782,806)

(199,644,131)

(33,702,444)

—

—

C-Class

(23,207,429)

(71,132,598)

(20,554,790)

(9,845,179)

(23,636,531)

(2,574,039)

H-Class

—

—

(57,624,574)

(87,553,355)

Net Increase (Decrease) in Net Assets From Share Transactions

(19,496,581)

(59,120,577)

14,097,271

9,304,529

Net Increase (Decrease) in Net Assets

(3,428,868)

(52,088,047)

14,844,837

10,408,091

NET ASSETS—BEGINNING OF PERIOD

208,146,189

260,234,236

10,408,091

—

NET ASSETS—END OF PERIOD

$ 204,717,321

$ 208,146,189

$ 25,252,928

$ 10,408,091

Undistributed Net Investment Income (Loss)—End of Period

$

3,943,650

$

2,917,514

$

198,413

$

—

* Since the commencement of operations: May 31, 2006.

† Unaudited

92

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Inverse

Inverse

Mid-Cap

S&P 500 Strategy Fund

OTC Fund

OTC Strategy Fund

1.5x Strategy Fund

Period

Year

Period

Year

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

2007†

2007

2007†

2007

$

6,033,725

$

(2,749,491)

$

(2,203,005)

$

(3,961,757)

$

2,038,794

$

(1,125,772)

$

202,707

$

(68,693)

(25,416,054)

961,357

(20,879,523)

(2,629,540)

85,483,465

35,674,915

103,280,752

(76,217,103)

(17,941,764)

323,494

(1,889,091)

3,793,109

(742,929)

829,387

(4,004,265)

1,638,239

(18,420,972)

(26,258,554)

118,955,375

23,101,892

(15,579,476)

778,246

289,165

(2,434,719)

—

—

(7,828,638)

(674,044)

—

—

—

—

—

—

(2,663,111)

(133,537)

—

—

—

—

—

—

(1,381,899)

(377,469)

—

—

—

—

—

(76,936)

—

—

—

—

—

—

—

—

(418,719)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(154,068)

(714,004)

—

—

—

—

—

—

—

(1,148,745)

—

(10,262,050)

—

—

—

(3,292,303)

—

(2,016,817)

235,805,765

25,470,658

819,691,781

385,360,216

678,943,078

191,265,453

604,220,439

—

—

9,733,069

122,457,302

28,384,813

65,836,245

6,785,219

211,259,433

6,946,275

7,395,739

66,839,327

—

—

27,123,131

70,006,059

37,921,557

60,118,990

15,013,495

1,690,685

20,377,943

54,482,383

14,808,150

4,247,435

52,096,791

7,282,131

—

—

—

—

—

—

221,363,625

405,725,422

—

—

6,946,836

—

613,474

—

—

—

—

2,301,578

—

—

—

353,891

—

—

—

—

118,737

69,564

—

—

134,035

—

—

—

1,231,276

—

—

—

—

—

391,313

—

649,666

—

—

—

—

1,071,738

(269,273,701)

(835,174,645)

(365,829,705)

(959,081,671)

(209,758,349)

(645,462,888)

—

—

(33,165,064)

(10,867,780)

(142,963,079)

(24,729,395)

(47,960,001)

(3,174,149)

(230,490,040)

(5,732,055)

(15,272,054)

(3,219,058)

(17,695,782)

(65,312,711)

(4,672,674)

—

(9,517,551)

—

(37,154,456)

(63,649,348)

(32,207,750)

(68,580,358)

(19,708,994)

(49,610,769)

(17,197,394)

(64,225,572)

—

—

—

—

—

—

(205,360,749)

(428,596,356)

(52,328,378)

(16,831,035)

46,731,632

(306,616,348)

(32,593,083)

(29,280,866)

13,188,393

(35,379,696)

369,842,427

(70,749,350)

(53,351,639)

165,687,007

(283,514,456)

(48,172,559)

(31,794,923)

13,477,558

(39,831,232)

423,194,066

658,811,186

942,325,642

137,971,735

169,766,658

44,835,784

84,667,016

$ 299,093,077

$369,842,427

$ 824,498,193

$ 658,811,186

$

89,799,176

$

137,971,735

$

58,313,342

$

44,835,784

$

13,183,077

$

7,149,352

$

(2,203,005)

$

—

$

3,142,611

$

1,103,817

$

202,707

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Inverse

Russell 2000®

Mid-Cap Strategy Fund

1.5x Strategy Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2007

2007†

2007

September 30,

March 31,

September 30,

March 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

222,033

$

1,043,112

$

197,969

$

105,309

Net Realized Gain (Loss) on Investments

Net Change in Unrealized Appreciation (Depreciation) on Investments

(477,092)

(462,502)

(3,157,518)

291,077

(2,279,196)

935,369

8,300,281

(21,838,197)

Net Increase (Decrease) in Net Assets from Operations

(717,561)

(1,823,329)

(1,145,858)

(13,432,607)

Distributions to Shareholders from: (Note 1)

Net Investment Income

Investor Class

Advisor Class

—

—

—

—

—

—

—

—

C-Class

A-Class

—

—

(25,202)

(80,807)

—

—

H-Class

—

(993,991)

—

—

—

Realized Gain on Investments

—

C-Class

A-Class

—

—

—

—

—

—

(1,078,955)

(235,394)

H-Class

—

—

—

(3,210,912)

Total Distributions to Shareholders

—

(1,100,000)

—

(4,525,261)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

A-Class

—

398,559

3,499,427

—

—

—

C-Class

14,873,946

24,219,225

14,104,438

3,182,275

45,791,773

6,455,879

Value of Shares Purchased through Dividend Reinvestment

H-Class

26,164,039

222,464,525

161,804,005

859,988,784

Investor Class

—

—

—

—

Advisor Class

A-Class

—

—

17,836

—

—

—

206,074

—

C-Class

H-Class

—

—

704,812

74,887

—

—

1,020,205

3,005,716

Cost of Shares Redeemed

Investor Class

Advisor Class

—

—

—

—

—

—

—

—

A-Class

C-Class

(14,449,416)

(171,091)

(24,403,805)

(3,141,890)

(2,751,738)

(14,497,610)

(57,687,966)

(7,097,848)

H-Class

(29,764,892)

(223,484,913)

(169,217,705)

(974,388,461)

Net Increase (Decrease) in Net Assets From Share Transactions

(2,948,855)

(49,896)

(7,376,335)

(122,705,844)

Net Increase (Decrease) in Net Assets

(3,666,416)

(2,973,225)

(8,522,193)

(140,663,712)

NET ASSETS—BEGINNING OF PERIOD

16,809,410

19,782,635

68,779,005

209,442,717

NET ASSETS—END OF PERIOD

$ 13,142,994

$

16,809,410

$

60,256,812

$

68,779,005

Undistributed Net Investment Income—End of Period

$

287,814

$

65,781

$

303,278

$

105,309

* Since the commencement of operations: May 31, 2006.

† Unaudited

94

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Inverse

Government Long Bond

Fund

Russell 2000® Strategy Fund

1.2x Strategy Fund

Long Bond Strategy Fund

Inverse Government

Period

Year

Period

Year

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2007*

2007†

2007

2007†

2007

2007†

2007

$

102,094

$

113,596

$

1,128,659

$

4,030,926

$

1,274,920

$

4,146,710

$

9,132,633

$

(8,586,800)

210,439

(94,813)

(397,406)

408,811

(1,476,762)

15,169

(17,847,780)

2,362,677

(3,992,441)

2,538,216

7,036,691

732,771

(7,929,882)

8,059,772

12,883,017

10,704,439

217,720

125,001

(332,934)

(11,454,177)

(179,305)

11,916,172

9,262,523

15,000,656

—

—

—

—

(748,915)

(2,464,752)

—

(12,001,401)

—

—

(1,924)

—

—

—

—

(156,867)

(1,027,406)

—

(1,514,111)

—

(27,916)

—

(576,358)

(729,664)

(160,942)

(208,196)

(347,575)

(306,974)

—

—

(8,761,747)

(2,486,015)

—

(55,160)

—

(2,593,978)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(85,000)

—

(3,900,000)

(1,274,920)

(4,146,707)

—

(24,763,274)

—

—

—

—

—

408,199,746

727,162,729

475,630,777

690,551,081

3,508,392

618,360

—

9,391,769

—

35,929,995

—

31,205,545

7,035,220

1,232,236,117

21,897,689

27,470,293

10,656,945

117,254,275

31,983,116

79,772,728

3,215,335

7,783,139

14,195,002

45,882,074

103,031,707

144,629,874

703,818,678

38,692,655

53,529,026

23,093,580

49,237,154

—

—

—

—

—

—

—

—

—

—

—

—

670,443

2,303,877

—

9,339,323

—

1,922

—

368,469

154,965

150,803

1,026,854

147,191

—

—

1,263,583

2,031,753

—

—

27,588

54,704

—

—

2,142,780

345,970

134,982

249,842

—

—

—

—

7,681,687

—

—

—

—

—

—

—

—

—

(410,653,041)

(34,339,516)

(1,247,458,155)

(725,057,789)

(508,768,532)

(48,879,688)

(1,150,166,270)

(174,285,131)

(3,283,289)

(2,914,084)

(7,191,752)

(352,383)

(11,162,303)

(24,740,311)

(6,648,405)

(12,603,106)

(49,552,448)

(87,609,470)

(15,206,260)

(38,951,613)

(46,142,115)

(45,691,672)

(76,036,224)

(374,512,946)

(88,123,797)

(89,751,360)

(140,250,094)

(698,794,125)

—

—

—

—

(7,824,715)

14,221,925

1,597,988

26,001,917

(11,538,718)

7,742,603

(146,385,297)

(877,231,845)

14,261,926

(7,606,995)

14,261,926

—

67,078,536

1,265,054

56,430,796

10,647,740

(12,992,943)

78,730,940

63,218,872

15,512,068

(137,122,774)

639,681,075

(886,994,463)

1,526,675,538

$

6,654,931

$ 14,261,926

$

68,343,590

$

67,078,536

$

65,737,997

$

78,730,940

$ 502,558,301

$

639,681,075

$

136,255

$

34,161

$

1,679,005

$

550,346

$

183,622

$

183,622

$

13,793,176

$

4,660,543

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Strategy Fund

Strategy Fund

1.25x Strategy Fund

High Yield

Inverse High Yield

Europe

Ended

Ended

Ended

Ended

Period

Period

Period

Year

September 30,

2007*†

2007*†

2007†

2007

September 30,

September 30,

March 31,

FROM OPERATIONS

Net Investment Income (Loss)

Net Realized Gain (Loss) on Investments

$

(343,190)

305,409

$

(451,967)

(8,948)

$

1,864,689

1,444,859

$

5,781,760

2,243,859

Net Change in Unrealized Appreciation (Depreciation) on Investments

307,412

129,537

4,936,192

2,810,770

Net Increase (Decrease) in Net Assets from Operations

269,631

(331,378)

8,245,740

10,836,389

Distributions to Shareholders from: (Note 1)

Net Investment Income

C-Class

A-Class

—

—

—

—

—

(49,544)

H-Class

—

—

—

(58,417)

—

(534,636)

Realized Gain on Investments

A-Class

C-Class

—

—

—

—

—

—

—

—

H-Class

—

—

—

—

Total Distributions to Shareholders

—

—

—

(642,597)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

C-Class

7,265,610

1,264,195

12,697,139

2,093,283

85,259,145

8,297,449

100,707,079

16,977,404

Value of Shares Purchased through Dividend Reinvestment

H-Class

59,525,218

28,933,200

260,315,980

666,454,854

C-Class

A-Class

—

—

—

—

—

—

48,884

54,272

Cost of Shares Redeemed

H-Class

—

—

—

524,983

A-Class

C-Class

(261,095)

(33,783)

(10,256,768)

(6,823,857)

(8,497,935)

H-Class

(26,262,318)

(26,235,317)

(501,801)

(226,307,948)

(81,906,231)

(101,200,494)

(663,091,873)

Net Increase (Decrease) in Net Assets From Share Transactions

41,497,827

6,729,736

38,834,538

11,977,174

NET ASSETS—BEGINNING OF PERIOD

—

—

78,317,888

56,146,922

Net Increase (Decrease) in Net Assets

41,767,458

6,398,358

47,080,278

22,170,966

NET ASSETS—END OF PERIOD

$ 41,767,458

$

6,398,358

$ 125,398,166

$

78,317,888

Undistributed Net Investment Income (Loss) — End of Period

$

305,409

$

(8,948)

$

2,189,795

$

744,936

† Unaudited

* Since the commencement of operations: April 16, 2007.

96

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Japan

Small-Cap

1.25x Strategy Fund

Value Fund

Value Fund

Value Fund

Mid-Cap

Large-Cap

Period

Year

Period

Year

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

2007†

2007

2007†

2007

$

(7,804,035)

853,430

$

2,447,036

$

30,665

$

124,519

$

188,690

$

534,844

$

539,295

$

1,852,395

4,243,477

(6,971,765)

(5,308,100)

(1,776,472)

265,170

(9,121,442)

4,854,335

1,810,076

(1,768,861)

2,957,609

23,681,837

4,936,652

(794,129)

(20,183,059)

20,864,675

(2,707,128)

(9,832,829)

(1,480,637)

(4,142,588)

229,905

2,698,324

4,038,073

27,653,722

—

(327,730)

—

—

—

—

—

(12,550)

—

—

(1,259,441)

(268,801)

—

—

—

—

—

—

—

—

—

—

(31,328)

(1,155,997)

—

—

(3,798,023)

(3,115,099)

—

—

(1,816)

(8,702)

—

—

(31,137)

(8,741)

—

—

(22,096)

(8,851)

—

(14,595,489)

—

(12,894)

—

(255,676)

—

(815,339)

—

(23,364,583)

—

(23,412)

—

(295,554)

—

(2,046,161)

21,036,744

9,342,423

16,215,440

40,085,846

3,235,062

922,708

138,706,391

9,476,337

7,721,815

2,959,755

16,016,381

8,394,713

34,996,688

4,760,132

233,175,557

8,985,688

197,181,165

624,507,993

30,036,193

282,683,814

55,704,460

375,653,396

103,669,831

791,840,619

—

—

3,982,068

3,105,953

—

—

1,809

8,636

—

—

30,478

7,447

—

—

18,074

52,050

—

13,164,973

—

12,774

—

254,926

—

1,955,582

(23,043,623)

(5,983,806)

(8,721,288)

(44,450,126)

(4,016,591)

(2,049,829)

(5,962,251)

(3,965,857)

(5,345,984)

(4,910,805)

(4,622,392)

(227,114,562)

(673,336,188)

(35,147,511)

(153,625,423)

(372,023,131)

(124,801,743)

(8,912,462)

(332,347,303)

(15,575,130)

(274,316,359)

(52,146,787)

(689,213,777)

(218,355,220)

(28,581,659)

(25,445,329)

(7,019,968)

(100,721,044)

(71,294,032)

47,088,924

(187,947,300)

123,836,181

(31,288,787)

(58,642,741)

(8,500,605)

(104,887,044)

(71,064,127)

49,491,694

(183,909,227)

149,443,742

69,766,314

128,409,055

16,674,506

121,561,550

89,582,788

40,091,094

210,504,952

61,061,210

$

38,477,527

$

69,766,314

$

8,173,901

$

16,674,506

$

18,518,661

$

89,582,788

$

26,595,725

$ 210,504,952

$

3,300,468

$

2,447,038

$

30,665

$

—

$

465,640

$

276,950

$

1,191,815

$

652,520

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

97

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Growth Fund

Growth Fund

Small-Cap

Mid-Cap

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

FROM OPERATIONS

Net Investment Income (Loss)

Net Realized Gain (Loss) on Investments

$

(147,022)

$

(358,110)

$

(163,255)

$

(219,777)

Net Change in Unrealized Appreciation (Depreciation) on Investments

920,331

693,371

(5,584,395)

3,923,577

(1,477,308)

1,605,167

(6,499,282)

6,127,485

Net Increase (Decrease) in Net Assets from Operations

1,466,680

(2,018,928)

(35,396)

(591,574)

Distributions to Shareholders from: (Note 1)

Net Investment Income

Investor Class

Advisor Class

—

—

—

—

—

—

—

—

C-Class

A-Class

—

—

—

—

—

—

—

—

Realized Gain on Investments

C-Class

A-Class

—

—

—

(101,237)

H-Class

—

—

—

(94,880)

—

—

—

(1,704,558)

Total Distributions to Shareholders

—

—

—

(1,900,675)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

C-Class

52,751,073

7,088,944

60,784,481

3,943,683

17,761,361

4,463,698

18,960,792

8,027,918

Value of Shares Purchased through Dividend Reinvestment

H-Class

85,342,255

186,084,728

108,580,419

160,770,254

Investor Class

Advisor Class

—

—

—

—

—

—

—

—

C-Class

A-Class

—

—

—

—

—

101,016

H-Class

—

—

—

—

1,701,213

91,735

Cost of Shares Redeemed

Investor Class

—

—

—

Advisor Class

—

—

—

—

—

A-Class

C-Class

(51,803,400)

(5,416,270)

(58,782,523)

(3,531,904)

(17,743,336)

(2,790,372)

(16,980,901)

(6,757,683)

H-Class

(96,260,583)

(239,734,766)

(106,371,655)

(201,337,401)

Net Increase (Decrease) in Net Assets From Share Transactions

(8,297,981)

(51,236,301)

3,900,115

(35,423,057)

NET ASSETS—BEGINNING OF PERIOD

Net Increase (Decrease) in Net Assets

(6,831,301)

(53,255,229)

3,864,719

27,149,153

80,404,382

15,807,913

53,723,219

(37,915,306)

NET ASSETS—END OF PERIOD

$ 20,317,852

$

27,149,153

$

19,672,632

$

15,807,913

Undistributed Net Investment Income (Loss)—End of Period

$

(147,022)

$

—

$

(163,255)

$

—

† Unaudited

98

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Large-Cap

U.S. Government

Growth Fund

Money Market Fund

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

$

(4,180,418)

(239,925)

$

1,101,463

(261,842)

$

25,889,090

(1,201)

$

53,412,553

—

5,344,471

2,011,772

—

—

924,128

2,851,393

25,887,889

53,412,553

—

—

—

(20,408,065)

(41,841,340)

—

—

(3,149,457)

(6,802,933)

—

—

(392,296)

—

(1,939,272)

(4,167,012)

(601,268)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(25,889,090)

(53,412,553)

—

—

9,330,259,380

17,412,386,338

2,568,993

—

5,281,268

—

2,173,258,483

3,589,122,862

68,498,483

161,095,146

632,765,423

45,442,231

74,982,888

1,456,374,458

112,086,160

283,534,133

—

—

—

—

20,157,007

41,147,937

—

—

—

—

3,116,288

354,932

6,747,367

557,808

—

—

—

—

1,866,369

—

3,708,601

—

—

—

(9,381,042,928)

(17,446,274,947)

(1,741,278)

—

(3,597,093)

—

(2,172,519,530)

(3,543,630,372)

(58,061,045)

(162,633,144)

(664,916,648)

(46,187,404)

(1,470,712,896)

(71,085,774)

(89,801,514)

(269,447,500)

—

—

33,549,799

14,232,810

(57,446,397)

53,324,270

34,473,927

17,084,203

(57,447,598)

53,324,270

55,504,657

38,420,454

1,325,610,218

1,272,285,948

$ 89,978,584

$

55,504,657

$ 1,268,162,620

$

1,325,610,218

$

(239,925)

$

—

$

(20,990)

$

(20,990)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

99

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Rate■

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

September 30, 2007Δ

$30.92

$ .21

$

2.39

$

2.60

$

—

$ —

$

—

$

2.60

$33.52

8.41%

1.27%**

1.27%**

1.29%**

70%

$ 114,094

Nova Fund Investor Class

March 31, 2006

25.96

(.12)

3.90

3.78

(.85)

—

(.85)

2.93

28.89

14.68%

1.35%

1.23%

0.95%▲

192%

139,786

March 31, 2007

28.89

(.15)

4.19

4.04

(2.01)

—

(2.01)

2.03

30.92

13.99%

1.25%

1.25%

1.23%▲

144%

113,195

March 31, 2004

15.54

.07

8.51

8.58

—

—

—

8.58

24.12

55.25%

1.25%

1.25%

1.16%▲

540%

187,051

March 31, 2005

24.12

(.11)

1.95

1.84

—

—

—

1.84

25.96

7.63%

1.21%

1.21%

0.82%▲

388%

175,042

March 31, 2003

25.56

.08

(10.10)

(10.02)

—

—

—

(10.02)

15.54

(39.20)%

1.27%

1.27%

1.35%▲

603%

130,951

September 30, 2007Δ

Nova Fund Advisor Class

March 31, 2007

27.73

(.28)

4.00

3.72

(2.01)

—

(2.01)

1.71

29.44

13.41%

1.75%

1.75%
0.73%▲

144%

36,441

29.44

.13

2.26

2.39

—

—

—

2.39

31.83

8.12%

1.76%**

1.76%**

0.82%**

70%

34,371

March 31, 2005

23.42

(.23)

1.89

1.66

—

—

—

1.66

25.08

7.09%

1.71%

1.71%

0.32%▲

388%

52,642

March 31, 2006

25.08

(.25)

3.75

3.50

(.85)

—

(.85)

2.65

27.73

14.07%

1.85%

1.74%

0.44%▲

192%

41,002

March 31, 2004

15.17

(.05)

8.30

8.25

—

—

—

8.25

23.42

54.42%

1.74%

1.74%

0.57%▲

540%

46,405

March 31, 2003

25.11

(.03)

(9.91)

(9.94)

—

—

—

(9.94)

15.17

(39.59)%

1.77%

1.77%

0.74%▲

603%

27,130

Nova Fund A-Class

March 31, 2007

27.87

(.21)

4.02

3.81

(2.01)

—

(2.01)

1.80

29.67

13.67%

1.50%

1.50%

0.98%▲

144%

15,586

September 30, 2007Δ

29.67

.16

2.29

2.45

—

—

—

2.45

32.12

8.26%

1.51%**

1.51%**

1.04%**

70%

13,186

March 31, 2005

23.42

(.17)

1.90

1.73

—

—

—

1.73

25.15

7.39%

1.45%

1.45%

0.58%▲

388%

18,463

March 31, 2006

25.15

(.19)

3.76

3.57

(.85)

—

(.85)

2.72

27.87

14.32%

1.60%

1.49%

0.69%▲

192%

29,315

March 31, 2004*

23.42

—

—

—

—

—

—

—

23.42

0.00%

0.00%**à

0.00%**à

0.81%**▲

540%

1

Nova Fund C-Class

March 31, 2007

27.39

September 30, 2007Δ

28.91

.04

2.22

2.26

—

—

—

2.26

31.17

7.82%

2.26%**

2.26%**

0.29%**

70%

43,067

March 31, 2006

24.89

(.38)

3.73

3.35

(.85)

—

(.85)

2.50

27.39

13.58%

2.35%

2.24%

(0.06)%▲

192%

50,131

(.42)

3.95

3.53

(2.01)

—

(2.01)

1.52

28.91

12.88%

2.25%

2.25%

0.23%▲

144%

42,925

March 31, 2004

15.20

(.12)

8.28

8.16

—

—

—

8.16

23.36

53.72%

2.26%

2.26%

0.25%▲

540%

32,710

March 31, 2005

23.36

(.35)

1.88

1.53

—

—

—

1.53

24.89

6.55%

2.21%

2.21%

(0.18)%▲

388%

49,464

March 31, 2003

25.28

(.08)

(10.00)

(10.08)

—

—

—

(10.08)

15.20

(39.87)%

2.28%

2.28%

0.45%▲

603%

12,627

September 30, 2007Δ

27.32

.29

1.74

2.03

—

—

—

2.03

29.35

7.43%

1.51%**

1.51%**

2.06%**

68%

4,088

S&P 500 Fund A-Class

March 31, 2007*

25.00

.30

2.53

2.83

(.11)

(.40)

(.51)

2.32

27.32

11.34%

1.55%**

1.55%**

1.35%**

119%

2,063

September 30, 2007Δ

S&P 500 Fund C-Class

March 31, 2007*

25.00

.19

2.47

2.66

(.11)

(.40)

(.51)

2.15

27.15

10.65%

2.25%**

2.25%**

0.84%**

119%

1,971

27.15

.18

1.73

1.91

—

—

—

1.91

29.06

7.03%

2.26%**

2.26%**

1.25%**

68%

2,051

September 30, 2007Δ

27.31

.29

1.73

2.02

—

—

—

2.02

29.33

7.40%

1.52%**

1.52%**

2.02%**

68%

19,114

S&P 500 Fund H-Class

March 31, 2007*

25.00

.30

2.52

2.82

(.11)

(.40)

(.51)

2.31

27.31

11.29%

1.54%**

1.54%**

1.33%**

119%

6,374

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Rate■

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

September 30, 2007Δ

Inverse S&P 500 Strategy Fund Investor Class

March 31, 2007 †††

40.30

$37.85

(.20)

(1.15)

(1.35)

(1.10)

—

(1.10)

(2.45)

37.85

(3.26)%

1.36%

1.36%

3.85%▲

—

293,092

$ .48

$ (2.23)

$ (1.75)

$ —

$ —

$ —

$ (1.75)

$36.10

(4.62)%

1.41%**

1.41%**

3.80%**

—

$ 244,696

March 31, 2005 †††

45.85

(.20)

(2.20)

(2.40)

—

—

—

(2.40)

43.45

(5.23)%

1.38%

1.38%

0.25%▲

—

326,085

March 31, 2006 †††

43.45

(.20)

(2.35)

(2.55)

(.60)

—

(.60)

(3.15)

40.30

(5.84)%

1.41%

1.38%

2.29%▲

—

329,785

March 31, 2003 †††

52.25

.05

13.35

13.40

(.35)

—

(.35)

13.05

65.30

25.65%

1.41%

1.41%

0.58%▲

—

471,600

March 31, 2004 †††

65.30

(.20)

(17.25)

(17.45)

—

(2.00)

(2.00)

(19.45)

45.85

(26.90)%

1.38%

1.38%

(0.28)%▲

—

353,496

Inverse S&P 500 Strategy Fund Advisor Class

March 31, 2007 †††

September 30, 2007Δ

36.00

.39

(2.16)

(1.77)

—

—

—

(1.77)

34.23

(4.92)%

1.90%**

1.90%**

3.30%**

—

13,950

March 31, 2006 †††

41.80

(.40)

(2.25)

(2.65)

(.60)

—

(.60)

(3.25)

38.55

(6.32)%

1.91%

1.88%

1.79%▲

—

45,332

38.55

(.35)

(1.10)

(1.45)

(1.10)

—

(1.10)

(2.55)

36.00

(3.67)%

1.87%

1.87%

3.34%▲

—

22,712

March 31, 2004 †††

63.50

(.45)

(16.70)

(17.15)

—

(2.00)

(2.00)

(19.15)

44.35

(27.19)%

1.87%

1.87%

(0.77)%▲

—

45,073

March 31, 2005 †††

44.35

(.40)

(2.15)

(2.55)

—

—

—

(2.55)

41.80

(5.75)%

1.88%

1.88%

(0.25)%▲

—

40,964

March 31, 2003 †††

51.10

(.30)

13.05

12.75

(.35)

—

(.35)

12.40

63.50

24.95%

1.89%

1.89%

0.07%▲

—

39,686

Inverse S&P 500 Strategy Fund A-Class

March 31, 2007 †††

38.60

(.25)

(1.15)

(1.40)

(1.10)

—

(1.10)

(2.50)

36.10

(3.53)%

1.61%

1.61%

3.60%▲

—

11,388

September 30, 2007Δ

36.10

.44

(2.16)

(1.72)

—

—

—

(1.72)

34.38

(4.76)%

1.66%**

1.66%**

3.56%**

—

9,803

March 31, 2006 †††

41.85

(.30)

March 31, 2005 †††

44.35

(.30)

(2.20)

(2.50)

—

—

—

(2.50)

41.85

(5.64)%

1.63%

1.63%

0.00%▲

—

7,318

(2.35)

(2.65)

(.60)

—

(.60)

(3.25)

38.60

(6.31)%

1.66%

1.63%

2.04%▲

—

8,932

March 31, 2004* †††

44.35

—

—

—

—

—

—

—

44.35

0.00%

0.00%**à

0.00%**à

0.09%**▲

—

1

September 30, 2007Δ

35.50

Inverse S&P 500 Strategy Fund C-Class

March 31, 2007 †††

38.25

(.55)

(1.10)

(1.65)

(1.10)

—

(1.10)

(2.75)

35.50

(4.22)%

2.36%

2.36%

2.85%▲

—

42,651

.32

(2.15)

(1.83)

—

—

—

(1.83)

33.67

(5.15)%

2.40%**

2.40%**

2.83%**

—

30,644

March 31, 2006 †††

41.65

(.60)

March 31, 2005 †††

44.45

(.65)

(2.15)

(2.80)

—

—

—

(2.80)

41.65

(6.30)%

2.38%

2.38%

(0.75)%▲

—

43,763

(2.20)

(2.80)

(.60)

—

(.60)

(3.40)

38.25

(6.70)%

2.41%

2.38%

1.29%▲

—

39,146

March 31, 2004 †††

64.00

(.70)

(16.85)

(17.55)

—

March 31, 2003 †††

(2.00)

(2.00)

(19.55)

44.45

(27.62)%

2.39%

2.39%

(1.33)%▲

—

45,604

51.75

(.60)

13.20

12.60

(.35)

—

(.35)

12.25

64.00

24.35%

2.40%

2.40%

(0.45)%▲

—

17,540

September 30, 2007Δ

11.78

(.04)

2.18

2.14

—

—

—

2.14

13.92

18.17%

1.30%**

1.30%**

(0.58)%**

15%

769,093

OTC Fund Investor Class

March 31, 2006

9.94

(.05)

1.49

1.44

(.04)

—

(.04)

1.40

11.34

14.45%

1.20%

1.20%

(0.49)%

122%

893,295

March 31, 2007

11.34

(.06)

.50

.44

—

—

—

.44

11.78

3.88%

1.22%

1.22%

(0.52)%

71%

635,744

March 31, 2004

7.02

(.09)

2.80

2.71

—

—

—

2.71

9.73

38.60%

1.22%

1.22%

(0.98)%

139%

858,816

March 31, 2005

9.73

.04

.17

.21

—

—

—

.21

9.94

2.16%

1.20%

1.20%

0.40%

132%

801,185

March 31, 2003

10.16

(.08)

(3.06)

(3.14)

—

—

—

(3.14)

7.02

(30.91)%

1.27%

1.27%

(1.08)%

180%

653,999

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

BEGINNING

Income

Gains (Losses)

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Rate■

omitted)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

OTC Fund Advisor Class

March 31, 2007

10.90

(.11)

.47

September 30, 2007Δ

$11.26

$

(.07)

.36

—

—

—

.36

11.26

3.30%

1.73%

1.73%

(1.07)%

71%

9,349

$ 2.08

$ 2.01

$ —

$ —

$ —

$ 2.01

$13.27

17.85%

1.80%**

1.80%**

(1.07)%**

15%

$ 29,495

March 31, 2005

9.46

(.02)

.16

.14

—

—

—

.14

9.60

1.48%

1.69%

1.69%

(0.25)%

132%

19,887

March 31, 2006

9.60

(.10)

1.44

1.34

(.04)

—

(.04)

1.30

10.90

13.92%

1.70%

1.70%

(1.00)%

122%

27,832

March 31, 2003

9.97

(.11)

(3.01)

(3.12)

—

—

—

(3.12)

6.85

(31.29)%

1.76%

1.76%

(1.56)%

180%

43,839

March 31, 2004

6.85

(.13)

2.74

2.61

—

—

—

2.61

9.46

38.10%

1.71%

1.71%

(1.47)%

139%

57,535

OTC Fund A-Class

March 31, 2007

10.96

(.08)

.48

.40

—

—

—

.40

11.36

3.65%

1.46%

1.46%

(0.73)%

71%

3,686

September 30, 2007Δ

11.36

(.05)

2.09

2.04

—

—

—

2.04

13.40

17.96%

1.56%**

1.56%**

(0.82)%**

15%

8,276

March 31, 2006

9.63

March 31, 2005

9.46

.06

.11

.17

—

—

—

.17

9.63

1.80%

1.45%

1.45%

0.59%

132%

1,818

(.08)

1.45

1.37

(.04)

—

(.04)

1.33

10.96

14.18%

1.46%

1.46%

(0.78)%

122%

2,491

March 31, 2004*

9.46

—

—

—

—

—

—

—

9.46

0.00%

0.00%**à

0.00%**à

0.00%**

139%

1

OTC Fund C-Class

March 31, 2007

10.73

(.16)

.45

.29

—

—

—

.29

11.02

2.70%

2.22%

2.22%

(1.55)%

71%

10,032

September 30, 2007Δ

11.02

(.10)

2.04

1.94

—

—

—

1.94

12.96

17.60%

2.30%**

2.30%**

(1.59)%**

15%

17,634

March 31, 2005

9.41

(.03)

.12

.09

—

—

—

.09

9.50

0.96%

2.19%

2.19%

(0.33)%

132%

14,422

March 31, 2006

9.50

(.16)

1.43

1.27

(.04)

—

(.04)

1.23

10.73

13.33%

2.21%

2.21%

(1.52)%

122%

18,707

March 31, 2004

6.86

(.18)

2.73

2.55

—

—

—

2.55

9.41

37.17%

2.23%

2.23%

(1.97)%

139%

13,653

March 31, 2003

10.03

(.14)

(3.03)

(3.17)

—

—

—

(3.17)

6.86

(31.61)%

2.26%

2.26%

(1.98)%

180%

8,331

Inverse OTC Strategy Fund Investor Class

March 31, 2007

21.80

September 30, 2007Δ

(.11)

.54

.43

(.56)

—

(.56)

(.13)

21.67

2.01%

1.40%

1.40%

3.79%▲

—

104,617

21.67

.38

(3.13)

(2.75)

—

—

—

(2.75)

18.92

(12.69)%

1.48%**

1.48%**

3.75%**

—

73,633

March 31, 2005

25.69

(.11)

(1.03)

(1.14)

—

—

—

(1.14)

24.55

(4.44)%

1.38%

1.38%

0.20%▲

—

198,288

March 31, 2006

24.55

(.11)

(2.31)

(2.42)

(.33)

—

(.33)

(2.75)

21.80

(9.85)%

1.39%

1.38%

2.22%▲

—

143,742

March 31, 2004

37.79

(.13)

(11.97)

(12.10)

—

—

—

(12.10)

25.69

(32.02)%

1.40%

1.40%

(0.37)%▲

—

209,994

March 31, 2003

32.29

7.34

(.70)

6.64

(1.14)

—

(1.14)

5.50

37.79

20.39%

1.42%

1.42%

18.62%▲

—

146,416

September 30, 2007Δ

21.28

.34

(3.09)

(2.75)

—

—

—

(2.75)

18.53

(12.92)%

1.97%**

1.97%**

3.31%**

—

2,899

Inverse OTC Strategy Fund Advisor Class

March 31, 2007

21.51

March 31, 2006

24.34

(.22)

(2.28)

(2.50)

(.33)

—

(.33)

(2.83)

21.51

(10.27)%

1.89%

1.89%

1.71%▲

—

10,390

(.22)

.55

.33

(.56)

—

(.56)

(.23)

21.28

1.56%

1.90%

1.90%

3.29%▲

—

11,436

March 31, 2004*

29.97

(.16)

(4.21)

(4.37)

—

—

—

(4.37)

25.60

(14.58)%

1.90%**

1.90%**

(0.87)%**▲

—

17,975

March 31, 2005

25.60

(.24)

(1.02)

(1.26)

—

—

—

(1.26)

24.34

(4.92)%

1.88%

1.88%

(0.30)%▲

—

17,059

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Rate■

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

September 30, 2007Δ

$21.43

$ .35

$ (3.10)

$ (2.75)

$

—

$ —

$

—

$ (2.75)

$18.68

(12.83)%

1.72%**

1.72%**

3.51%**

—

$

2,149

Inverse OTC Strategy Fund A-Class

March 31, 2006

24.39

(.16)

(2.29)

(2.45)

(.33)

—

(.33)

(2.78)

21.61

(10.04)%

1.63%

1.63%

1.97%▲

—

2,108

March 31, 2007

21.61

(.16)

.54

.38

(.56)

—

(.56)

(.18)

21.43

1.79%

1.64%

1.64%

3.55%▲

—

4,086

March 31, 2004*

25.60

—

—

—

—

—

—

—

25.60

0.00%

0.00%**à

0.00%**à

0.10%**▲

—

1

March 31, 2005

25.60

(.17)

(1.04)

(1.21)

—

—

—

(1.21)

24.39

(4.73)%

1.62%

1.62%

(0.04)%▲

—

5,697

Inverse OTC Strategy Fund C-Class

March 31, 2007

20.63

(.32)

.52

.20

(.56)

—

(.56)

(.36)

20.27

1.00%

2.40%

2.40%

2.79%▲

—

17,834

September 30, 2007Δ

20.27

.26

(2.93)

(2.67)

—

—

—

(2.67)

17.60

(13.17)%

2.47%**

2.47%**

2.77%**

—

11,118

March 31, 2005

24.83

(.35)

(1.00)

(1.35)

—

—

—

(1.35)

23.48

(5.44)%

2.38%

2.38%

(0.80)%▲

—

15,693

March 31, 2006

23.48

(.32)

(2.20)

(2.52)

(.33)

—

(.33)

(2.85)

20.63

(10.73)%

2.40%

2.39%

1.21%▲

—

13,527

March 31, 2003

31.93

3.08

3.05

6.13

(1.14)

—

(1.14)

4.99

36.92

19.02%

2.41%

2.41%

8.74%▲

—

2,673

March 31, 2004

36.92

(.38)

(11.71)

(12.09)

—

—

—

(12.09)

24.83

(32.75)%

2.41%

2.41%

(1.38)%▲

—

34,375

September 30, 2007Δ

41.56

.18

.62

.80

—

—

—

.80

42.36

1.92%

1.66%**

1.66%**

0.83%**

125%

2,413

Mid-Cap 1.5x Strategy Fund A-Class

March 31, 2006

31.86

.01

8.65

8.66

—

(.38)

(.38)

8.28

40.14

27.27%

1.92%

1.66%

0.03%

528%

4,948

March 31, 2007

40.14

.05

2.74

2.79

—

(1.37)

(1.37)

1.42

41.56

7.11%

1.67%

1.67%

0.13%

296%

2,806

March 31, 2004*

28.30

—

—

—

—

—

—

—

28.30

0.00%

0.00%**à

0.00%**à

0.00%**

1,239%

4

March 31, 2005

28.30

(.03)

3.59

3.56

—

—

—

3.56

31.86

12.58%

1.63%

1.63%

(0.10)%

669%

1,050

September 30, 2007Δ

39.82

.02

Mid-Cap 1.5x Strategy Fund C-Class

March 31, 2007

38.81

(.23)

2.61

2.38

—

(1.37)

(1.37)

1.01

39.82

6.29%

2.41%

2.41%

(0.62)%

296%

17,112

.60

.62

—

—

—

.62

40.44

1.56%

2.41%**

2.41%**

0.09%**

125%

15,026

March 31, 2005

27.76

(.26)

3.53

3.27

—

—

—

3.27

31.03

11.78%

2.37%

2.37%

(0.91)%

669%

17,912

March 31, 2006

31.03

(.25)

8.41

8.16

—

(.38)

(.38)

7.78

38.81

26.38%

2.66%

2.40%

(0.72)%

528%

28,836

March 31, 2003

26.00

(.17)

(9.87)

(10.04)

(.11)

—

(.11)

(10.15)

15.85

(38.65)%

2.43%

2.43%

(0.95)%

2,322%

5,610

March 31, 2004

15.85

(.31)

12.22

11.91

—

—

—

11.91

27.76

75.14%

2.41%

2.41%

(1.31)%

1,239%

14,444

September 30, 2007Δ

41.58

.19

.61

.80

—

—

—

.80

42.38

1.92%

1.67%**

1.67%**

0.86%**

125%

40,875

Mid-Cap 1.5x Strategy Fund H-Class

March 31, 2007

40.17

.06

2.72

2.78

—

(1.37)

(1.37)

1.41

41.58

7.08%

1.67%

1.67%

0.16%

296%

24,918

March 31, 2004

28.30

(.06)

3.62

3.56

—

—

—

3.56

31.86

12.58%

1.62%

1.62%

(0.21)%

669%

59,274

March 31, 2006

31.86

—§§

8.69

8.69

—

(.38)

(.38)

8.31

40.17

27.36%

1.90%

1.64%

0.01%

528%

50,883

March 31, 2003

26.08

(.07)

(9.86)

(9.93)

(.11)

—

(.11)

(10.04)

16.04

(38.11)%

1.69%

1.69%

(0.32)%

2,322%

14,634

March 31, 2004

16.04

(.14)

12.40

12.26

—

—

—

12.26

28.30

76.43%

1.66%

1.66%

(0.56)%

1,239%

68,193

September 30, 2007Δ

33.78

.55

(1.09)

(.54)

—

—

—

(.54)

33.24

(1.60)%

1.66%**

1.66%**

3.33%**

—

699

Inverse Mid-Cap Strategy Fund A-Class

March 31, 2007

March 31, 2006

44.01

.87

(7.20)

(6.33)

(.65)

—

(.65)

(6.98)

37.03

(14.44)%

1.66%

1.66%

2.12%

—

161

37.03

1.35

(1.81)

(.46)

(2.79)

—

(2.79)

(3.25)

33.78

(1.35)%

1.65%

1.65%

3.52%

—

477

March 31, 2004*

49.01

—

—

—

March 31, 2005

49.01

(.06)

(4.94)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

—

—

—

—

49.01

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

1.63%

1.63%

(0.13)%

—

61

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

BEGINNING

Income

VALUE,

Investment

Unrealized

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$32.89

$

.41

$

(1.04)

$

(.63)

$

—

$

—

$

—

$

(.63)

$32.26

(1.92)%

2.41%**

2.41%**

2.55%**

—

$

1,263

Inverse Mid-Cap Strategy Fund C-Class

March 31, 2006

43.62

.15

(6.69)

(6.54)

(.65)

—

(.65)

(7.19)

36.43

(15.05)%

2.41%

2.41%

1.54%

—

1,147

March 31, 2007

36.43

1.05

(1.80)

(.75)

(2.79)

—

(2.79)

(3.54)

32.89

(2.19)%

2.40%

2.40%

2.81%

—

801

March 31, 2004*

50.00

(.08)

(.94)

(1.02)

—

—

—

(1.02)

48.98

(2.04)%

2.23%**

2.23%**

(1.45)%**

—

137

March 31, 2005

48.98

(.27)

(5.09)

(5.36)

—

—

—

(5.36)

43.62

(10.94)%

2.36%

2.36%

(0.58)%

—

1,011

September 30, 2007Δ

33.78

.56

(1.10)

(.54)

—

—

—

(.54)

33.24

(1.60)%

1.66%**

1.66%**

3.39%**

—

11,181

Inverse Mid-Cap Strategy Fund H-Class

March 31, 2006

44.01

.83

(7.15)

(6.32)

(.65)

—

(.65)

(6.97)

37.04

(14.42)%

1.64%

1.64%

2.01%

—

18,475

March 31, 2007

37.04

1.35

(1.82)

(.47)

(2.79)

—

(2.79)

(3.26)

33.78

(1.38)%

1.66%

1.66%

3.51%

—

15,531

March 31, 2005

49.01

.18

March 31, 2004*

50.00

(.05)

(.94)

(.99)

—

—

—

(.99)

49.01

(1.98)%

1.54%**

1.54%**

(0.74)%**

—

2,678

(5.18)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

1.60%

1.60%

0.39%

—

30,073

Russell 2000® 1.5x Strategy Fund A-Class

September 30, 2007Δ

37.24

.15

(.31)

(.16)

—

—

—

(.16)

37.08

(0.43)%

1.66%**

1.66%**

0.80%**

125%

6,429

March 31, 2006

27.54

.04

9.75

9.79

—

—

—

9.79

37.33

35.55%

2.06%

1.65%

0.13%

441%

6,789

March 31, 2007

37.33

.10

1.24

1.34

—

(1.43)

(1.43)

(.09)

37.24

3.60%

1.66%

1.66%

0.28%

179%

5,976

March 31, 2005

26.22

(.03)

1.51

March 31, 2004*

26.22

—

—

—

—

—

—

—

26.22

0.00%

0.00%**à

0.00%**à

0.00%**

965%

4

1.48

—

(.16)

(.16)

1.32

27.54

5.63%

1.61%

1.61%

(0.10)%

501%

3,340

Russell 2000® 1.5x Strategy Fund C-Class

September 30, 2007Δ

35.51

.01

(.29)

(.28)

—

—

—

(.28)

35.23

(0.79)%

2.41%**

2.41%**

0.07%**

125%

19,501

March 31, 2006

26.69

(.21)

9.45

9.24

—

—

—

9.24

35.93

34.62%

2.81%

2.40%

(0.70)%

441%

31,956

March 31, 2007

35.93

(.16)

1.17

1.01

—

(1.43)

(1.43)

(.42)

35.51

2.81%

2.41%

2.41%

(0.47)%

179%

19,942

March 31, 2005

25.63

(.26)

1.48

1.22

March 31, 2004

12.75

(.28)

13.16

12.88

—

—

—

12.88

25.63

101.02%

2.41%

2.41%

(1.34)%

965%

48,851

—

(.16)

(.16)

1.06

26.69

4.75%

2.37%

2.37%

(1.00)%

501%

18,915

March 31, 2003

22.47

(.15)

(9.53)

(9.68)

—

(.04)

(.04)

(9.72)

12.75

(43.12)%

2.43%

2.43%

(0.91)%

746%

13,530

September 30, 2007Δ

Russell 2000® 1.5x Strategy Fund H-Class

March 31, 2007

37.32

.10

1.23

1.33

—

(1.43)

(1.43)

(.10)

37.22

3.57%

1.66%

1.66%

0.27%

179%

42,861

37.22

.15

(.30)

(.15)

—

—

—

(.15)

37.07

(0.40)%

1.66%**

1.66%**

0.79%**

125%

34,327

March 31, 2005

26.22

(.07)

1.52

1.45

—

(.16)

(.16)

1.29

27.51

5.52%

1.62%

1.62%

(0.26)%

501%

68,084

March 31, 2006

27.51

.03

9.78

9.81

—

—

—

9.81

37.32

35.66%

2.05%

1.64%

0.10%

441%

170,698

March 31, 2003

22.61

(.03)

(9.60)

(9.63)

—

(.04)

(.04)

(9.67)

12.94

(42.63)%

1.69%

1.69%

(0.20)%

746%

32,101

March 31, 2004

12.94

(.14)

13.42

13.28

—

—

—

13.28

26.22

102.63%

1.66%

1.66%

(0.62)%

965%

174,320

Russell 2000® Fund A-Class

September 30, 2007Δ

27.64

.21

(.08)

.13

—

—

—

.13

27.77

0.47%

1.52%**

1.52%**

1.49%**

271%

551

March 31, 2007*

25.00

.35

2.43

2.78

(.14)

—

(.14)

2.64

27.64

11.13%

1.51%**

1.51%**

1.54%**

335%

275

September 30, 2007Δ

27.48

.13

(.07)

.06

—

—

—

.06

27.54

0.22%

2.26%**

2.26%**

0.93%**

271%

1,017

Russell 2000® Fund C-Class

March 31, 2007*

25.00

.17

2.45

2.62

(.14)

—

(.14)

2.48

27.48

10.49%

2.28%**

2.28%**

0.76%**

335%

739

September 30, 2007Δ

27.64

.28

(.14)

.14

—

—

—

.14

27.78

0.51%

1.51%**

1.51%**

2.01%**

271%

5,087

Russell 2000® Fund H-Class

March 31, 2007*

25.00

.34

2.44

2.78

(.14)

—

(.14)

2.64

27.64

11.13%

1.52%**

1.52%**

1.55%**

335%

13,248

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

NET ASSET

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

September 30, 2007Δ

$35.00

$ .58

Inverse Russell 2000® Strategy Fund A-Class

March 31, 2007

36.96

1.38

(1.65)

$ (.24)

$ .34

$

—

$ —

$

—

$ .34

$35.34

0.97%

1.66%**

3.34%**

—

$

7,999

March 31, 2006

46.09

.85

(9.26)

(8.41)

(.72)

—

(.72)

(9.13)

36.96

(18.40)%

1.63%

1.97%

—

1,067

(.27)

(1.69)

—

(1.69)

(1.96)

35.00

(0.67)%

1.65%

3.64%

—

9,905

March 31, 2004*

48.80

—

—

—

—

—

—

—

48.80

0.00%

0.00%**à

0.00%**

—

1

March 31, 2005

48.80

(.02)

(2.69)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

(0.03)%

—

404

September 30, 2007Δ

34.18

.44

(.24)

.20

Inverse Russell 2000® Strategy Fund C-Class

March 31, 2007

36.40

—

—

—

.20

34.38

0.59%

2.41%**

2.57%**

—

7,329

March 31, 2006

45.71

.56

(9.15)

(8.59)

(.72)

—

(.72)

(9.31)

36.40

(18.95)%

2.40%

1.33%

—

3,164

1.07

(1.60)

(.53)

(1.69)

—

(1.69)

(2.22)

34.18

(1.40)%

2.40%

2.87%

—

8,455

March 31, 2005

48.77

March 31, 2004*

50.00

(.08)

(1.15)

(1.23)

—

—

—

(1.23)

48.77

(2.46)%

2.24%**

(1.42)%**

—

492

(.49)

(2.57)

(3.06)

—

—

—

(3.06)

45.71

(6.27)%

2.39%

(0.97)%

—

3,951

September 30, 2007Δ

35.02

Inverse Russell 2000® Strategy Fund H-Class

March 31, 2007

36.98

.58

(.24)

.34

—

—

—

.34

35.36

0.97%

1.66%**

3.30%**

—

53,015

March 31, 2006

46.09

.91

(9.30)

(8.39)

(.72)

—

(.72)

(9.11)

36.98

(18.36)%

1.65%

2.14%

—

52,201

1.36

(1.63)

(.27)

(1.69)

—

(1.69)

(1.96)

35.02

(0.67)%

1.65%

3.56%

—

48,718

March 31, 2005

March 31, 2004*

48.80

.04

50.00

(.04)

(1.16)

(1.20)

—

—

—

(1.20)

48.80

(2.40)%

1.54%**

(0.72)%**

—

5,054

(2.75)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

0.09%

—

46,832

September 30, 2007Δ

Government Long Bond 1.2x Strategy Fund Investor Class

March 31, 2007

10.50

.41

.09

.50

(.41)

—

(.41)

.09

10.59

4.87%

0.96%

3.92%

1,357%

40,816

10.59

.20

(.04)

.16

(.20)

—

(.20)

(.04)

10.55

1.59%

0.97%**

3.94%**

512%

38,117

March 31, 2005

11.03

.42

—

.42

(.41)

—

(.41)

.01

11.04

4.04%

0.93%

3.95%

737%

25,992

March 31, 2006

11.04

.42

(.54)

(.12)

(.42)

—

(.42)

(.54)

10.50

(1.37)%

0.94%

3.69%

1,451%

33,223

March 31, 2004

10.95

.41

March 31, 2003

9.12

.41

1.83

2.24

(.41)

—

(.41)

1.83

10.95

24.93%

0.97%

4.00%

2,404%

51,370

.08

.49

(.41)

—

(.41)

.08

11.03

4.65%

0.95%

3.84%

1,143%

25,188

September 30, 2007Δ

10.54

Government Long Bond 1.2x Strategy Fund Advisor Class

March 31, 2007

10.50

.37

.03

.40

(.36)

—

(.36)

.04

10.54

3.86%

1.46%

3.44%

1,357%

10,815

.18

(.03)

.15

(.18)

—

(.18)

(.03)

10.51

1.44%

1.46%**

3.41%**

512%

7,566

March 31, 2005

11.04

.36

.04

.40

(.37)

—

(.37)

.03

11.07

3.75%

1.41%

3.32%

737%

53,283

March 31, 2006

11.07

.37

(.57)

(.20)

(.37)

—

(.37)

(.57)

10.50

(2.10)%

1.42%

3.16%

1,451%

21,200

March 31, 2004*

10.00

.23

1.04

1.27

(.23)

—

(.23)

1.04

11.04

12.84%

1.45%**

3.21%**

1,143%

46,690

September 30, 2007Δ

10.60

Government Long Bond 1.2x Strategy Fund A-Class

March 31, 2007

10.50

.38

.10

.48

(.38)

—

(.38)

.10

10.60

4.71%

1.22%

3.64%

1,357%

11,460

.19

(.03)

.16

(.19)

—

(.19)

(.03)

10.57

1.56%

1.21%**

3.68%**

512%

11,949

March 31, 2005

11.05

.39

.02

.41

(.39)

—

(.39)

.02

11.07

3.86%

1.15%

3.63%

737%

1,703

March 31, 2006

11.07

.40

(.58)

(.18)

(.39)

—

(.39)

(.57)

10.50

(1.88)%

1.17%

3.45%

1,451%

1,503

March 31, 2004*

11.05

—

—

—

—

—

—

—

11.05

0.00%

0.00%**à

0.00%**

1,143%

1

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

Net Realized

Net Increase

AVERAGE NET ASSETS:

VALUE,

NET ASSET

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses§■

(Loss)

Rate■

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Turnover

Period (000’s

September 30, 2007Δ

Government Long Bond 1.2x Strategy Fund C-Class

March 31, 2007

10.50

.31

.08

.39

(.30)

—

(.30)

.09

10.59

3.84%

1.96%

1.96%

2.93%

1,357%

15,640

$10.59

$ .15

$ (.04)

$ .11

$ (.15)

$ —

$ (.15)

$ (.04)

$10.55

1.09%

1.95%**

1.95%**

2.94%**

512%

$

8,106

March 31, 2006

March 31, 2005

11.07

.31

(.57)

(.26)

(.31)

—

(.31)

(.57)

10.50

(2.61)%

1.93%

1.93%

2.69%

1,451%

7,293

March 31, 2004

10.97

.30

.08

.38
(.30)

—

(.30)

.08

11.05

3.59%

1.96%

1.96%

2.85%

1,143%

3,828

11.05

.31

.02

.33

(.31)

—

(.31)

.02

11.07

3.10%

1.92%

1.92%

2.86%

737%

11,005

March 31, 2003

9.12

.31

1.85

2.16

(.31)

—

(.31)

1.85

10.97

23.93%

1.95%

1.95%

2.86%

2,404%

2,163

September 30, 2007Δ

19.37

.36

(.19)

.17

—

—

—

.17

19.54

0.88%

3.34%**

1.40%**

3.57%**

244%

284,579

Inverse Government Long Bond Strategy Fund Investor Class

March 31, 2006

18.94

(.07)

March 31, 2007

.82

.75

—

—

—

.75

19.69

3.96%

4.66%

1.33%

0.78%▲

179%

768,588

19.69

(.09)

.40

.31

(.63)

—

(.63)

(.32)

19.37

1.66%

4.97%

1.36%

3.68%▲

192%

313,117

March 31, 2004

21.23

(.09)

(1.37)

(1.46)

—

—

—

(1.46)

19.77

(6.88)%

5.57%

1.38%

(3.84)%▲

187%

898,294

March 31, 2005

19.77

(.08)

(.75)

(.83)

—

—

—

(.83)

18.94

(4.20)%

5.11%

1.32%

1.53%▲

101%

1,472,040

March 31, 2003

26.40

(.04)

(5.13)

(5.17)

—

—

—

(5.17)

21.23

(19.53)%

5.65%

1.41%

(3.17)%▲

—

128,958

September 30, 2007Δ

19.01

.30

(.18)

.12

—

—

—

.12

19.13

0.63%

3.93%**

1.89%**

3.08%**

244%

22,914

Inverse Government Long Bond Strategy Fund Advisor Class

March 31, 2007

19.43

March 31, 2006

18.79

(.16)

.80

.64

—

—

—

.64

19.43

3.41%

5.16%

1.83%

0.28%▲

179%

99,546

(.18)

.39

.21

(.63)

—

(.63)

(.42)

19.01

1.17%

5.47%

1.86%

3.18%▲

192%

43,782

March 31, 2004*

22.41

(.13)

(2.57)

(2.70)

—

—

—

(2.70)

19.71

(12.05)%

6.05%**

1.86%**

(4.32)%**▲

187%

52,298

March 31, 2005

19.71

(.17)

(.75)

(.92)

—

—

—

(.92)

18.79

(4.67)%

5.61%

1.82%

1.03%▲

101%

232,541

Inverse Government Long Bond Strategy Fund A-Class

March 31, 2007

19.52

September 30, 2007Δ

19.16

(.14)

.41

.27

(.63)

—

(.63)

(.36)

19.16

1.47%

5.22%

1.61%

3.43%▲

192%

69,606

.33

(.19)

.14

—

—

—

.14

19.30

0.73%

3.78%**

1.64%**

3.37%**

244%

33,276

March 31, 2006

March 31, 2005

19.71

(.13)

(.74)

(.87)

—

—

—

(.87)

18.84

(4.41)%

5.35%

1.56%

1.29%▲

101%

177,178

18.84

(.12)

.80

.68

—

—

—

.68

19.52

3.61%

4.91%

1.58%

0.53%▲

179%

124,679

March 31, 2004*

19.71

—

—

—

—

—

—

—

19.71

0.00%

0.00%**à

0.00%**à

(3.39)%**▲

187%

5,057

Inverse Government Long Bond Strategy Fund C-Class

March 31, 2007

18.78

(.27)

.38

.11

(.63)

—

(.63)

(.52)

18.26

0.67%

5.97%

2.36%

2.68%▲

192%

213,175

September 30, 2007Δ

18.26

.24

(.17)

.07

—

—

—

.07

18.33

0.38%

4.34%**

2.39%**

2.58%**

244%

161,788

March 31, 2006

March 31, 2005

19.24

18.25

(.25)

.78

.53

—

—

(.27)

(.72)

(.99)

—

—

—

(.99)

18.25

(5.15)%

6.11%

2.32%

0.53%▲

101%

893,249

—

.53

18.78

2.90%

5.66%

2.33%

(0.22)%▲

179%

533,862

March 31, 2004

20.88

(.29)

(1.35)

(1.64)

—

—

(1.64)

19.24

(7.85)%

6.57%

2.38%

(4.84)%▲

187%

489,918

March 31, 2003

26.16

(.17)

(5.11)

(5.28)

—

—

—

(5.28)

20.88

(20.13)%

6.64%

2.40%

(4.36)%▲

—

60,969

September 30, 2007*Δ

25.00

High Yield Strategy Fund A-Class

.71

(.36)

.35

—

—

—

.35

25.35

1.40%

1.52%**

1.52%**

6.29%**

597%

7,260

September 30, 2007*Δ

25.00

.66

(.41)

.25

—

—

—

.25

25.25

1.00%

2.18%**

2.18%**

5.87%**

597%

1,018

High Yield Strategy Fund C-Class

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

VALUE,

Investment

Unrealized

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Income

Turnover

Period (000’s

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Securities

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

Expenses§

(Loss)

Rate

omitted)

High Yield Strategy Fund H-Class

September 30, 2007*Δ

$25.00

$ .72

$ (.38)

$ .34

$

—

$

—

$

—

$

.34

$25.34

1.36%

1.52%**

1.52%**

1.52%**

6.39%**

597%

$

33,490

Inverse High Yield Strategy Fund A-Class

September 30, 2007*Δ

50.00

(.70)

.88

.18

—

—

—

.18

50.18

0.36%

4.87%**

4.87%**

1.52%**

(2.92)%**

—

2,029

Inverse High Yield Strategy Fund C-Class

September 30, 2007*Δ

50.00

(2.15)

2.16

.01

—

—

—

.01

50.01

0.02%

5.61%**

5.61%**

2.26%**

(9.14)%**

—

1,521

September 30, 2007*Δ

Inverse High Yield Strategy Fund H-Class

50.00

.30

(.12)

.18

—

—

—

.18

50.18

0.36%

4.87%**

4.87%**

1.52%**

1.25%**

—

2,848

September 30, 2007Δ

24.13

.36

2.97

3.33

—

—

—

3.33

27.46

13.80%

1.66%**

1.66%**

1.66%**

2.77%**

118%

13,876

Europe 1.25x Strategy Fund A-Class

March 31, 2007

20.06

March 31, 2006

17.14

.18

3.06

3.24

—

(.32)

(.32)

2.92

20.06

19.10%

1.67%

1.66%

1.66%

1.02%

454%

1,378

.54

3.65

4.19

(.12)

—

(.12)

4.07

24.13

20.90%

1.54%

1.54%

1.54%

2.33%

373%

10,892

March 31, 2005

14.98

.05

2.59

2.64

(.47)

March 31, 2004*

14.98

—

—

—

—

—

—

—

14.98

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

—

1

(.01)

(.48)

2.16

17.14

17.56%

1.62%

1.62%

1.62%

0.29%

—

180

September 30, 2007Δ

22.98

Europe 1.25x Strategy Fund C-Class

March 31, 2007

19.25

.39

3.46

3.85

(.12)

—

(.12)

3.73

22.98

20.01%

2.40%

2.40%

2.40%

1.85%

373%

9,539

.24

2.84

3.08

—

—

—

3.08

26.06

13.40%

2.39%**

2.39%**

2.39%**

1.93%**

118%

14,186

March 31, 2005

14.62

(.09)

2.52

2.43

(.47)

(.01)

(.48)

1.95

16.57

16.55%

2.37%

2.37%

2.37%

(0.57)%

—

5,717

March 31, 2006

16.57

.10

2.90

3.00

—

(.32)

(.32)

2.68

19.25

18.30%

2.42%

2.41%

2.41%

0.59%

454%

8,703

March 31, 2003

15.22

(.10)

(5.38)

(5.48)

—

—

—

(5.48)

9.74

(36.01)%

2.45%

2.45%

2.45%

(0.96)%

—

1,957

March 31, 2004

9.74

(1.18)

6.77

5.59

—

(.71)

(.71)

4.88

14.62

57.29%

2.47%

2.47%

2.47%

(8.31)%

—

1,999

September 30, 2007Δ

24.14

.36

2.97

3.33

—

—

—

3.33

27.47

13.79%

1.67%**

1.67%**

1.67%**

2.80%**

118%

97,336

Europe 1.25x Strategy Fund H-Class

March 31, 2007

20.06

March 31, 2006

17.13

.22

3.03

3.25

—

(.32)

(.32)

2.93

20.06

19.17%

1.64%

1.63%

1.63%

1.21%

454%

46,066

.59

3.61

4.20

(.12)

—

(.12)

4.08

24.14

20.95%

1.66%

1.66%

1.66%

2.63%

373%

57,887

March 31, 2004

9.88

March 31, 2005

14.98

(1.65)

7.46

5.81

—

(.71)

(.71)

5.10

14.98

58.72%

1.73%

1.73%

1.73%

(11.25)%

—

35,914

.05

2.58

2.63

(.47)

(.01)

(.48)

2.15

17.13

17.49%

1.61%

1.61%

1.61%

0.28%

—

62,957

March 31, 2003

15.30

(.02)

(5.40)

(5.42)

—

—

—

(5.42)

9.88

(35.42)%

1.68%

1.68%

1.68%

(0.13)%

—

4,698

Japan 1.25x Strategy Fund A-Class

March 31, 2007

September 30, 2007Δ

23.94

.41

(1.41)

(1.00)

—

—

—

(1.00)

22.94

(4.18)%

1.66%**

1.66%**

1.66%**

3.53%**

—

14,205

March 31, 2006

29.20

.74

10.67

11.41

—

—

—

11.41

40.61

39.08%

1.67%

1.66%

1.66%

2.20%

—

3,432

40.61

.98

(1.58)

(.60)

(1.28)

(14.79)

(16.07)

(16.67)

23.94

0.08%

1.64%

1.64%

1.64%

3.39%

—

11,259

March 31, 2005

34.60

.05

(3.96)

March 31, 2004*

34.60

—

—

—

—

—

—

—

34.60

0.00%

0.00%**à

0.00%**à

0.00%**à

0.00%**

—

55

(3.91)

(.56)

(.93)

(1.49)

(5.40)

29.20

(11.31)%

1.62%

1.62%

1.62%

0.15%

—

280

Japan 1.25x Strategy Fund C-Class

September 30, 2007Δ

22.54

.31

(1.34)

(1.03)

—

—

—

(1.03)

21.51

(4.57)%

2.41%**

2.41%**

2.41%**

2.78%**

—

5,838

March 31, 2006

28.61

.12

10.74

10.86

—

—

—

10.86

39.47

37.96%

2.43%

2.42%

2.42%

1.49%

—

13,082

March 31, 2007

39.47

.80

(1.66)

(.86)

(1.28)

(14.79)

(16.07)

(16.93)

22.54

(0.66)%

2.40%

2.40%

2.40%

2.51%

—

8,243

March 31, 2005

March 31, 2004

18.96

(.80)

16.26

15.46

—

(.24)

(.24)

15.22

34.18

81.72%

2.42%

2.42%

2.42%

(2.85)%

—

5,572

34.18

(.25)

(3.83)

(4.08)

(.56)

(.93)

(1.49)

(5.57)

28.61

(11.96)%

2.38%

2.38%

2.38%

(0.83)%

—

3,381

March 31, 2003†††

27.24

(.18)

(8.10)

(8.28)

—

—

—

(8.28)

18.96

(30.40)%

2.36%

2.36%

2.36%

(0.68)%

—

9

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Securities

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

September 30, 2007Δ

$23.97

$

.42

$

(1.42)

$

(1.00)

$

—

$

—

$

—

$

(1.00)

$22.97

(4.17)%

1.65%**

1.65%**

3.50%**

—

$

18,434

Japan 1.25x Strategy Fund H-Class

March 31, 2006

29.22

.76

10.66

11.42

—

—

—

11.42

40.64

39.08%

1.67%

1.66%

2.19%

—

111,896

March 31, 2007

40.64

1.08

(1.68)

(.60)

(1.28)

(14.79)

(16.07)

(16.67)

23.97

0.08%

1.66%

1.66%

3.21%

—

50,265

March 31, 2004

19.05

(.40)

16.19

15.79

—

(.24)

(.24)

15.55

34.60

83.07%

1.66%

1.66%

1.46%

—

177,760

March 31, 2005

34.60

(.05)

(3.84)

(3.89)

(.56)

(.93)

(1.49)

(5.38)

29.22

(11.25)%

1.63%

1.63%

(0.17)%

—

34,972

March 31, 2003†††

27.27

(.03)

(8.19)

(8.22)

—

—

—

(8.22)

19.05

(30.14)%

1.69%

1.69%

(0.06)%

—

2,683

September 30, 2007Δ

35.54

Small-Cap Value Fund A-Class

March 31, 2007

33.40

.23

1.94

2.17

—

(.03)

(.03)

2.14

35.54

6.49%

1.51%

1.51%

0.66%

728%

3,929

.10

(4.00)

(3.90)

—

—

—

(3.90)

31.64

(10.97)%

1.52%**

1.52%**

0.56%**

180%

2,695

March 31, 2005*

25.28

(.06)

3.13

3.07

—

(.13)

(.13)

2.94

28.22

12.14%

1.43%**

1.43%**

(0.37)%**

744%

714

March 31, 2006

28.22

(.03)

5.71

5.68

—

(.50)

(.50)

5.18

33.40

20.35%

1.46%

1.46%

(0.11)%

806%

335

September 30, 2007Δ

Small-Cap Value Fund C-Class

March 31, 2007

32.85

(.05)

1.91

1.86

—

(.03)

(.03)

1.83

34.68

5.65%

2.26%

2.26%

(0.16)%

728%

2,268

34.68

(.05)

(3.87)

(3.92)

—

—

—

(3.92)

30.76

(11.30)%

2.25%**

2.25%**

(0.27)%**

180%

1,021

March 31, 2005

25.59

(.24)

2.79

2.55

—

(.13)

(.13)

2.42

28.01

9.96%

2.21%

2.21%

(0.89)%

744%

12,119

March 31, 2006

28.01

(.18)

5.52

5.34

—

(.50)

(.50)

4.84

32.85

19.29%

2.27%

2.27%

(0.60)%

806%

18,779

March 31, 2004*

25.00

(.05)

.64

.59

—

—

—

.59

25.59

2.36%

2.11%**

2.11%**

(1.68)%**

177%

2,207

September 30, 2007Δ

35.51

.08

(3.98)

(3.90)

—

—

—

(3.90)

31.61

(10.98)%

1.51%**

1.51%**

0.46%**

180%

4,458

Small-Cap Value Fund H-Class

March 31, 2006

March 31, 2007

28.24

.06

5.58

5.64

—

(.50)

(.50)

5.14

33.38

20.20%

1.50%

1.50%

0.19%

806%

102,448

33.38

.15

2.01

2.16

—

(.03)

(.03)

2.13

35.51

6.46%

1.52%

1.52%

0.46%

728%

10,478

March 31, 2004*

25.00

(.01)

.63

.62

—

—

—

.62

25.62

2.48%

1.41%**

1.41%**

(0.21)%**

177%

19,900

March 31, 2005

25.62

(.01)

2.76

2.75

—

(.13)

(.13)

2.62

28.24

10.73%

1.47%

1.47%

(0.04)%

744%

75,748

September 30, 2007Δ

36.58

Mid-Cap Value Fund A-Class

March 31, 2007

31.83

.34

4.57

4.91

—

(.16)

(.16)

4.75

36.58

15.45%

1.53%

1.53%

1.00%

625%

4,744

.20

(1.62)

(1.42)

—

—

—

(1.42)

35.16

(3.88)%

1.52%**

1.52%**

1.09%**

77%

3,548

March 31, 2006

27.49

.06

March 31, 2005*

24.58

.11

2.91

3.02

(—)§§

(.11)

(.11)

2.91

27.49

12.29%

1.42%**

1.42%**

0.69%**

731%

312

4.47

4.53

(—)§§

(.19)

(.19)

4.34

31.83

16.51%

1.48%

1.48%

0.21%

558%

1,480

Mid-Cap Value Fund C-Class

March 31, 2007

31.34

.11

4.46

4.57

—

(.16)

(.16)

4.41

35.75

14.61%

2.28%

2.28%

0.33%

625%

8,326

September 30, 2007Δ

35.75

.10

(1.61)

(1.51)

—

—

—

(1.51)

34.24

(4.22)%

2.26%**

2.26%**

0.55%**

77%

7,006

March 31, 2006

27.29

(.10)

March 31, 2005

25.11

(.07)

2.36

2.29

(—)§§

(.11)

(.11)

2.18

27.29

9.12%

2.21%

2.21%

(0.28)%

731%

8,831

4.34

4.24

(—)§§

(.19)

(.19)

4.05

31.34

15.57%

2.25%

2.25%

(0.35)%

558%

7,270

March 31, 2004*

25.00

(.02)

.13

.11

—

—

—

.11

25.11

0.44%

2.11%**

2.11%**

(0.50)%**

172%

710

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Mid-Cap Value Fund H-Class

March 31, 2007

31.82

.46

4.46

4.92

—

(.16)

(.16)

4.76

36.58

15.49%

1.52%

1.39%

625%

76,513

September 30, 2007Δ

$36.58

$ .15

$ (1.56)

$ (1.41)

$ —

$ —

$ —

$ (1.41)

$35.17

(3.85)%

1.51%**

0.79%**

77%

$

7,965

March 31, 2005

25.13

.21

2.26

2.47

(—)§§

(.11)

(.11)

2.36

27.49

9.83%

1.46%

0.77%

731%

115,660

March 31, 2006

27.49

.07

4.45

4.52

(—)§§

(.19)

(.19)

4.33

31.82

16.47%

1.48%

0.25%

558%

31,340

March 31, 2004*

25.00

.01

.12

.13

—

—

—

.13

25.13

0.52%

1.41%**

0.19%**

172%

18,064

Large-Cap Value Fund A-Class

September 30, 2007Δ

33.46

.18

(.76)

(.58)

—

—

—

(.58)

32.88

(1.73)%

1.52%**

1.03%**

61%

5,026

March 31, 2006

26.56

.19

2.77

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.47%

0.70%

1054%

713

March 31, 2007

29.12

.37

4.33

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.50%

1.17%

389%

5,348

March 31, 2005*

24.68

.12

1.81

1.93

(—)§§

(.05)

(.05)

1.88

26.56

7.82%

1.43%**

0.77%**

747%

211

September 30, 2007Δ

Large-Cap Value Fund C-Class

March 31, 2007

28.67

.09

4.28

4.37

(.21)

(.15)

(.36)

4.01

32.68

15.31%

2.27%

0.29%

389%

21,075

32.68

.01

(.69)

(.68)

—

—

—

(.68)

32.00

(2.08)%

2.25%**

0.05%**

61%

4,186

March 31, 2006

26.38

.04

2.65

2.69

—

(.40)

(.40)

2.29

28.67

10.25%

2.26%

0.14%

1,054%

4,344

March 31, 2004*

25.00

(.02)

(.13)

(.15)

—

—

—

(.15)

24.85

(0.60)%

2.10%**

(0.53)%**

202%

2,612

March 31, 2005

24.85

.01

1.57

1.58

(—)§§

(.05)

(.05)

1.53

26.38

6.35%

2.20%

0.03%

747%

4,636

Large-Cap Value Fund H-Class

March 31, 2007

29.12

.35

4.35

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.51%

1.12%

389%

184,082

September 30, 2007Δ

33.46

.15

(.74)

(.59)

—

—

—

(.59)

32.87

(1.76)%

1.51%**

0.85%**

61%

17,384

March 31, 2006

26.56

March 31, 2005

.23

2.73

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.49%

0.82%

1,054%

56,005

March 31, 2004*

25.00

.01

(.14)

(.13)

—

—

—

(.13)

24.87

(0.52)%

1.41%**

0.34%**

202%

8,094

24.87

.16

1.58

1.74

(—)§§

(.05)

(.05)

1.69

26.56

6.99%

1.47%

0.63%

747%

24,974

Small-Cap Growth Fund A-Class

September 30, 2007Δ

32.61

(.12)

1.45

1.33

—

—

—

1.33

33.94

4.08%

1.53%**

(0.72)%**

431%

3,162

March 31, 2006

27.96

(.18)

5.27

5.09

—

(.80)

(.80)

4.29

32.25

18.41%

1.47%

(0.61)%

1,003%

943

March 31, 2007

32.25

(.29)

.65

.36

—

—

—

.36

32.61

1.12%

1.56%

(0.93)%

623%

1,408

March 31, 2005 *

24.43

(.12)

3.90

3.78

—

(.25)

(.25)

3.53

27.96

15.49%

1.43%**

(0.74)%**

983%

76

Small-Cap Growth Fund C-Class

March 31, 2007

31.82

(.58)

.70

.12

—

—

—

.12

31.94

0.38%

2.32%

(1.83)%

623%

7,570

September 30, 2007Δ

31.94

(.31)

1.50

1.19

—

—

—

1.19

33.13

3.73%

2.27%**

(1.82)%**

431%

8,759

March 31, 2005

25.33

(.44)

3.14

2.70

—

(.25)

(.25)

2.45

27.78

10.68%

2.21%

(1.58)%

983%

2,710

March 31, 2006

27.78

(.47)

5.31

4.84

—

(.80)

(.80)

4.04

31.82

17.63%

2.27%

(1.57)%

1,003%

5,972

March 31, 2004*

25.00

(.04)

.37

.33

—

—

—

.33

25.33

1.32%

2.08%**

(1.31)%**

117%

2,505

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$32.62

$

(.17)

$

1.51

Small-Cap Growth Fund H-Class

March 31, 2007

32.27

(.33)

$

1.34

$

—

$

—

$

—

$

1.34

$33.96

4.11%

1.52%**

(0.98)%**

431%

$

8,397

March 31, 2006

27.97

(.22)

5.32

5.10

—

(.80)

(.80)

4.30

32.27

18.44%

1.50%

(0.73)%

1,003%

73,489

.68

.35

—

—

—

.35

32.62

1.08%

1.53%

(1.05)%

623%

18,171

March 31, 2004*

25.00

(.02)

.36

.34

—

—

—

.34

25.34

1.36%

1.41%**

(0.85)%**

117%

2,544

March 31, 2005

25.34

(.23)

3.11

2.88

—

(.25)

(.25)

2.63

27.97

11.38%

1.46%

(0.84)%

983%

26,145

September 30, 2007Δ

30.72

(.15)

1.68

Mid-Cap Growth Fund A-Class

March 31, 2007

31.94

(.08)

.48

.40

—

(1.62)

(1.62)

(1.22)

30.72

1.36%

1.51%

(0.25)%

537%

2,777

1.53

—

—

—

1.53

32.25

4.98%

1.52%**

(0.94)%**

331%

4,564

March 31, 2005*

23.91

(.09)

3.04

2.95

—

(.01)

(.01)

2.94

26.85

12.33%

1.46%**

(0.58)%**

1,211%

553

March 31, 2006

26.85

(.17)

5.39

5.22

—

(.13)

(.13)

5.09

31.94

19.47%

1.48%

(0.60)%

681%

1,530

Mid-Cap Growth Fund C-Class

March 31, 2007

31.47

(.42)

.58

.16

—

(1.62)

(1.62)

(1.46)

30.01

0.60%

2.27%

(1.40)%

537%

5,316

September 30, 2007Δ

30.01

(.26)

1.65

1.39

—

—

—

1.39

31.40

4.63%

2.26%**

(1.66)%**

331%

5,500

March 31, 2005

25.15

(.37)

1.89

1.52

—

(.01)

(.01)

1.51

26.66

6.04%

2.21%

(1.43)%

1,211%

2,313

March 31, 2006

26.66

(.42)

5.36

4.94

—

(.13)

(.13)

4.81

31.47

18.55%

2.26%

(1.43)%

681%

3,305

March 31, 2004*

25.00

(.05)

.20

.15

—

—

—

.15

25.15

0.60%

2.10%**

(1.50)%**

356%

1,172

September 30, 2007Δ

30.75

(.16)

1.69

1.53

—

—

—

1.53

32.28

4.98%

1.52%**

(0.98)%**

331%

9,608

Mid-Cap Growth Fund H-Class

March 31, 2006

26.86

(.19)

5.41

5.22

—

(.13)

(.13)

5.09

31.95

19.46%

1.50%

(0.63)%

681%

48,888

March 31, 2007

31.95

(.24)

.66

.42

—

(1.62)

(1.62)

(1.20)

30.75

1.42%

1.52%

(0.80)%

537%

7,715

March 31, 2004*

25.00

(.02)

.19

.17

—

—

—

.17

25.17

0.68%

1.41%**

(0.75)%**

356%

625

March 31, 2005

25.17

(.17)

1.87

1.70

—

(.01)

(.01)

1.69

26.86

6.75%

1.46%

(0.66)%

1,211%

23,733

September 30, 2007Δ

27.17

(.08)

1.55

1.47

—

—

—

1.47

28.64

5.41%

1.52%**

(0.55)%**

166%

3,724

Large-Cap Growth Fund A-Class

March 31, 2006

24.48

(.07)

March 31, 2007

1.72

1.65

—

(.02)

(.02)

1.63

26.11

6.76%

1.48%

(0.29)%

1,276%

914

26.11

(.13)

1.19

1.06

—

—

—

1.06

27.17

4.06%

1.52%

(0.51)%

1,029%

2,675

March 31, 2005*

23.44

.09

.95

1.04

—

(—)§§

(—)§§

1.04

24.48

4.45%

1.45%**

0.62%**

2,018%

74

September 30, 2007Δ

26.57

(.15)

1.47

1.32

—

—

—

1.32

27.89

4.97%

2.27%**

(1.17)%**

166%

14,205

Large-Cap Growth Fund C-Class

March 31, 2007

March 31, 2006

24.30

(.26)

1.72

1.46

—

(.02)

(.02)

1.44

25.74

6.03%

2.23%

(1.04)%

1,276%

5,249

25.74

(.37)

1.20

.83

—

—

—

.83

26.57

3.22%

2.28%

(1.44)%

1,029%

3,743

March 31, 2004*

25.00

(.05)

(.77)

(.82)

—

—

—

(.82)

24.18

(3.28)%

2.08%**

(1.25)%**

296%

—

March 31, 2005

24.18

(.01)

.13

.12

—

(—)§§

(—)§§

.12

24.30

0.51%

2.20%

(0.06)%

2,018%

19,703

Large-Cap Growth Fund H-Class

March 31, 2007

26.11

(.14)

1.19

1.05

—

—

—

1.05

27.16

4.02%

1.52%

(0.53)%

1,029%

49,087

September 30, 2007Δ

27.16

(.09)

1.56

1.47

—

—

—

1.47

28.63

5.41%

1.52%**

(0.62)%**

166%

72,049

March 31, 2005

24.18

.37

(.06)

.31

—

(—)§§

(—)§§

.31

24.49

1.30%

1.47%

1.52%

2,018%

11,762

March 31, 2006

24.49

(.05)

1.69

1.64

—

(.02)

(.02)

1.62

26.11

6.71%

1.49%

(0.19)%

1,276%

32,258

March 31, 2004*

25.00

(—)§§

(.82)

(.82)

—

—

—

(.82)

24.18

(3.28)%

1.41%**

(0.16)%**

296%

793

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

VALUE,

Net

Unrealized

in Net Asset

from Net

from Net

Increase in

VALUE,

Total

Net

Portfolio

End of

NET ASSET

and

Net Increase

Distributions

Distributions

Net

NET ASSET

Net Assets,

Period Ended

OF PERIOD

Income†

Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

Income

Rate

omitted)

BEGINNING

Investment

Gains on

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Investment

Turnover

Period (000’s

U.S. Government Money Market Fund Investor Class

March 31, 2007

September 30, 2007Δ

$1.00

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.26%

0.92%

0.92%

4.20%

—

982,347

$

.02

$

—

$

.02

$

(.02)

$

—

$

(.02)

$

—

$1.00

2.14%

0.92%**

0.92%**

4.24%**

—

$

951,721

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.79%

0.88%

0.88%

2.74%

—

975,088

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.18%

0.90%

0.90%

0.18%

—

1,057,062

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.82%

0.87%

0.87%

0.81%

—

1,196,009

March 31, 2003

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.71%

0.92%

0.92%

0.71%

—

1,218,676

U.S. Government Money Market Fund Advisor Class

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.75%

1.42%

1.42%

3.70%

—

204,068

September 30, 2007Δ

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

1.89%

1.41%**

1.41%**

3.72%**

—

207,922

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.28%

1.39%

1.39%

2.21%

—

151,828

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.38%

1.08%

0.01%

—

249,599

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.43%

1.38%

1.25%

0.39%

—

245,890

March 31, 2003

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.27%

1.41%

1.37%

0.32%

—

187,513

September 30, 2007Δ

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.02%

1.17%**

1.17%**

3.99%**

—

18,389

U.S. Government Money Market Fund A-Class

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.51%

1.15%

1.15%

2.66%

—

14,324

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.01%

1.17%

1.17%

3.97%

—

18,779

March 31, 2004*

1.00

—

—

—

—

—

—

—

1.00

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.59%

1.10%

1.10%

0.93%

—

7,335

September 30, 2007Δ

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

1.64%

1.92%**

1.92%**

3.25%**

—

90,130

U.S. Government Money Market Fund C-Class

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

1.76%

1.89%

1.89%

1.72%

—

131,045

March 31, 2007

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.24%

1.92%

1.92%

3.20%

—

120,415

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.90%

1.08%

0.01%

—

131,704

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.19%

1.87%

1.51%

0.19%

—

155,668

March 31, 2003

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.08%

1.91%

1.50%

0.06%

—

201,745

* Since the commencement of operations:

February 20, 2004 — Inverse Mid-Cap Strategy Fund C-Class and H-Class, Inverse Russell 2000® Strategy Fund C-Class and H-Class, Small-Cap Value Fund C-Class and H-Class, Mid-Cap Value C-Class and H-Class,

August 1, 2003 — Inverse OTC Strategy Fund Advisor Class, Government Long Bond 1.2x Strategy Fund Advisor Class, and Inverse Government Long Bond Stategy Fund Advisor Class;

Large-Cap Value Fund C-Class and H-Class, Small-Cap Growth Fund C-Class and H-Class, Mid-Cap Growth Fund C-Class and H-Class, and Large-Cap Growth Fund C-Class and H-Class;

Russell 2000® 1.5x Strategy Fund A-Class, Inverse Russell 2000® Strategy Fund A-Class, Government Long Bond 1.2x Strategy Fund A-Class, Inverse Goverment Long Bond Strategy Fund A-Class, Europe 1.25x Strategy Fund

March 31, 2004 — Nova Fund A-Class, Inverse S&P 500 Strategy Fund A-Class, OTC Fund A-Class, Inverse OTC Strategy Fund A-Class, Mid-Cap 1.5x Strategy Fund A-Class, Inverse Mid-Cap Strategy Fund A-Class,

September 1, 2004 — Small-Cap Value Fund A-Class, Mid-Cap Value Fund A-Class, Large-Cap Value Fund A-Class, Small-Cap Growth Fund A-Class, Mid-Cap Growth Fund A-Class, and Large-Cap Growth Fund A-Class;

A-Class, Japan 1.25x Strategy Fund A-Class, and U.S. Goverment Money Market Fund A-Class;

May 31, 2006 — S&P 500 Fund A-Class, C-Class and H-Class and Russell 2000® Fund A-Class, C-Class and H-Class;

** Annualized

April 16, 2007 — High Yield Strategy Fund A-Class, C-Class and H-Class and Inverse High Yield Strategy Fund A-Class, C-Class and H-Class.

† Calculated using the average daily shares outstanding for the year.

††† Japan 1.25x Strategy Fund — Per Share amounts for the periods ended March 31, 2002 through March 31, 2003 have been restated to reflect a 1:3 reverse stock split effective April 21, 2003.

†† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à Expense ratios for the period ended March 31, 2004 are calculated for one day only and are not indicative of future class performance.

Inverse S&P 500 Strategy Fund — Per share amounts for the periods ended March 31, 2003 through March 31, 2007 have been restated to reflect a 1:5 reverse stock split effective April 23, 2007.

▲ Ratios represent combined net investment income of the Master Portfolio and Feeder Fund. The ratios for the periods preceding March 31, 2007 have been revised to reflect the income and expenses of the former Master

■ Ratios to average net assets include expenses of the corresponding former Master Portfolio; portfolio turnover rate corresponds to the former Master Portfolio—See Note 10.

Portfolios. This revision has no net effect on the Fund’s net asset value, per share value, or total increase (decrease) in net assets from operations during any period—See Note 10.

§ Operating Expenses exclude interest expense from securities sold short and swap expense.

Δ Unaudited

§§ Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

B. All equity securities for the morning NAV are valued at

Organization

the current sales price as of 10:45 a.m. on the valuation

The Rydex Series Funds (the “Trust”) is registered with

date. Equity securities listed on an exchange (NYSE or

the SEC under the Investment Company Act of 1940 (the

American Stock Exchange) are valued at the last quoted

4:00 p.m. on the valuation date for the afternoon NAV.

“1940 Act”) as a non-diversified, open-ended investment

sales price as of the close of business on the NYSE, usually company, and is authorized to issue an unlimited number

valued at the Nasdaq Official Closing Price, usually as of

of no par value shares. The Trust offers five separate

Equity securities listed on the Nasdaq market system are

classes of shares, Investor Class Shares, Advisor Class

Shares, A-Class Shares, C-Class Shares, and H-Class

4:00 p.m. on the valuation date. Listed options held by

Shares. C-Class Shares have a 1% contingent deferred

the Trust are valued at the their last bid price for twice

sales charge (“CDSC”) if shares are redeemed within 12

a day pricing or the Official Settlement Price listed by

months of purchase. Sales of shares of each Class are

the exchange, usually as of 4:00 p.m. Over-the-Counter

made without a front-end sales charge at the net asset

options held by the Trust are valued using the average

The value of futures contracts purchased and sold by

value per share, with the exception of A-Class Shares.

bid price obtained from one or more security dealers.

A-Class Shares are sold at net asset value, plus the

applicable front-end sales charge. The sales charge

the Trust is accounted for using the unrealized gain or

varies depending on the amount purchased, but will not

loss on the contracts that is determined by marking the

exceed 4.75%. A-Class Share purchases of $1 million or

contracts to their current realized settlement prices.

more are exempt from the front-end sales charge, but

Financial futures contracts are valued as of the spot price

have a 1% CDSC if shares are redeemed within 18

at 10:45 a.m. on the valuation date for the morning

months of purchase.

pricing cycle. Financial futures contracts are valued at the last quoted sales price, usually as of 4:00 p.m. on the

At September 30, 2007, the Trust consisted of fifty-three

valuation date for the afternoon NAV cycle. In the event

separate Funds: twenty-two Benchmark Funds, one Money

Market Fund, ten Alternative Strategy Funds, seventeen

that the exchange for a specific futures contract closes

earlier than 4:00 p.m., the futures contract is valued at

Sector Funds and three Essential Portfolio Funds. This

the Official Settlement Price of the exchange. However,

report covers the twenty-two Benchmark Funds and the

the underlying securities from which the futures contract

Money Market Fund (the “Funds”), while the Sector

Funds, the Alternative Strategy Funds, and the Essential

value is derived are monitored until 4:00 p.m. to

Portfolio Funds are contained in separate reports.

determine if fair valuation would provide a more accurate

valuation. Short-term securities, if any, are valued at

Rydex Investments provides advisory, transfer agent

amortized cost, which approximates market value.

and administrative services, and accounting services to

Debt securities with a maturity greater than 60 days are

the Trust. Rydex Distributors, Inc. (the “Distributor”)

valued at the last traded fill price at the close of the

acts as principal underwriter for the Trust. Both Rydex

Investments and the Distributor are affiliated entities.

Funds’ pricing cycle, unless no trades were executed. If

there are no trades, a security is valued at the reported

Significant Accounting Policies

bid price, at the close of the Funds’ pricing cycle, usually

The following significant accounting policies are in

4:00 p.m.

conformity with U.S. generally accepted accounting

Structured notes are valued in accordance with the terms

principles and are consistently followed by the Trust.

of their agreement at the value of the underlying index

All time references are based on Eastern Time. The

close, usually 4:00 p.m., adjusted for any interest accruals information contained in these notes may not apply to

and financing charges. If the securities comprising the

every Fund in the Trust.

underlying index cease trading before a Fund’s close of

A. The Trust calculates a NAV twice each business day,

business, the index will be fair valued with the use of an

first in the morning and again in the afternoon for the

appropriate market indicator.

Russell 2000® Fund and the S&P 500 Fund. All other

The value of domestic equity index and credit default

Funds in the Trust will price at the afternoon NAV. The

swap agreements entered into by a Fund is accounted

morning NAV is calculated at 10:45 a.m., and the

for using the unrealized gain or loss on the agreements.

afternoon NAV is calculated at the close of the New York

This is determined for the morning pricing cycle by

Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is

either marking the agreements to the first 10:45 a.m. tick

calculated using the current market value of each Fund’s

of the relevant index or, if there is a morning trade, to

total assets as of the respective time of calculation. These the “fill”. Likewise for the afternoon pricing cycle, the

financial statements are based on the September 30,

agreements are marked at the close of the NYSE, usually

2007 afternoon NAV.

4:00 p.m., to the relevant index or, if there is an

afternoon trade, to the “fill”. The swap’s market values

112

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are then adjusted to include dividends accrued,

wash sales and post-October losses and regulated

financing charges and/or interest associated with the

futures contracts and options. Net investment income

swap agreements.

and loss, net realized gains and losses, and net assets

The value of foreign equity index and currency index

are not affected by these differences.

swap agreements entered into by a Fund is accounted

E. When a Fund engages in a short sale of an equity or

for using the unrealized gain or loss on the agreements

fixed income security, an amount equal to the proceeds

that is determined by marking the agreements to the

is reflected as an asset and an equivalent liability. The

price at which orders are being filled at the close of the

amount of the liability is subsequently marked-to-market

NYSE, usually 4:00 p.m. In the event that no order is

to reflect the market value of the short sale. The Fund

filled at 4:00 p.m., the security dealer provides a fair

maintains a segregated account of cash and/or securities

value quote at which the swap agreement is valued. The

as collateral for short sales. The Fund is exposed to

swap’s market value is then adjusted to include

market risk based on the amount, if any, that the market

dividends accrued, financing charges and/or interest

value of the security exceeds the market value of the

associated with the swap agreements.

securities in the segregated account. Fees, if any, paid to

Investments, including structured notes, for which

brokers to borrow securities in connection with short

market quotations are not readily available, are fair

sales are considered part of the cost of short sale

dividend rate of the equity or coupon rate of the

valued as determined in good faith by Rydex

transactions. In addition, the Fund must pay out the

Investments under direction of the Board of Trustees

using methods established or ratified by the Board of

treasury obligation to the lender and records this as an

Trustees. These methods include, but are not limited to:

expense. Short dividends or interest expense is a cost

(i) general information as to how these securities and

associated with the investment objective of short sales

assets trade; (ii) in connection with futures contracts and

transactions, rather than an operational cost associated

options thereupon, and other derivative investments,

with the day-to-day management of any mutual fund.

information as to how (a) these contracts and other

F. Upon the purchase of an option by a Fund, the

derivative investments trade in the futures or other

premium paid is recorded as an investment, the value of

derivative markets, respectively, and (b) the securities

which is marked-to-market daily. When a purchased

underlying these contracts and other derivative

option expires, that Fund will realize a loss in the

investments trade in the cash market; and (iii) other

amount of the cost of the option. When a Fund enters

information and considerations, including current values

into a closing sale transaction, that Fund will realize a

in related markets.

gain or loss depending on whether the proceeds from

C. Securities transactions are recorded on the trade date

the closing sale transaction are greater or less than the

for financial reporting purposes. Realized gains and

cost of the option. When a Fund exercises a put option,

losses from securities transactions are recorded using

that Fund will realize a gain or loss from the sale of the

the identified cost basis. Proceeds from lawsuits related

underlying security and the proceeds from such sale will

to investment holdings are recorded as realized gains in

be decreased by the premium originally paid. When a

the respective Fund. Dividend income is recorded on the

Fund exercises a call option, the cost of the security

ex-dividend date, net of applicable taxes withheld by

purchased by that Fund upon exercise will be increased

foreign countries. Interest income, including amortization

by the premium originally paid. When a Fund writes

received is entered in that Fund’s accounting records as

of premiums and accretion of discount, is accrued on a

(sells) an option, an amount equal to the premium

daily basis.

D. Net investment income is computed and dividends

an asset and equivalent liability. The amount of the

liability is subsequently marked-to-market to reflect the

are declared daily in the Government Long Bond 1.2x

current value of the option written. When a written

Strategy Fund and the U.S. Government Money Market

option expires, or if a Fund enters into a closing

Fund. Income dividends in these Funds are accrued

purchase transaction, that Fund realizes a gain (or loss if

daily. Dividends are reinvested in additional shares

the cost of a closing purchase transaction exceeds the

unless shareholders request payment in cash.

premium received when the option was sold).

G. The Trust may enter into stock and bond index
Distributions of net investment income in the remaining

Funds and distributions of net realized capital gains in all

Funds are recorded on the ex-dividend date and are

futures contracts and options on such futures contracts.

determined in accordance with income tax regulations

Futures contracts are contracts for delayed delivery of

which may differ from U.S. generally accepted

securities at a specified future delivery date and at a

accounting principles. These differences are primarily

specific price. Upon entering into a contract, a Fund

due to differing treatments for items such as deferral of

deposits and maintains as collateral such initial margin as

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

required by the exchange on which the transaction is

maturity date. In addition, the contract may require

effected. Pursuant to the contract, the Fund agrees to

periodic interest payments. Structured notes are used to

receive from or pay to the broker an amount of cash

obtain exposure to a market without owning or taking

equal to the daily fluctuation in value of the contract.

physical custody of securities or commodities. Fluctuations

Such receipts or payments are known as variation margin

in value of the structured notes are recorded as unrealized

and are recorded by the Fund as unrealized gains or

gains and losses in the accompanying financial statements.

losses. When the contract is closed, the Fund records a

Coupon payments are recorded as income while net

realized gain or loss equal to the difference between the

payments are recorded as net realized gains or losses.

value of the contract at the time it was opened and the

J. Investment securities and other assets and liabilities

value at the time it was closed.

denominated in foreign currencies are translated into

H. The Trust may enter into domestic equity index and

U.S. dollar amounts at the date of valuation. Purchases

domestic currency index swap agreements, which are

and sales of investment securities and income and

over-the-counter contracts in which one party agrees to

expense items denominated in foreign currencies are

make periodic payments based on the change in market

translated into U.S. dollar amounts on the respective

value of a specified equity security, basket of equity

dates of such transactions. The Trust does not isolate

securities, equity index, or domestic currency index, in

that portion of the results of operations resulting from

return for periodic payments based on a fixed or variable

changes in foreign exchange rates on investments from

interest rate or the change in market value of a different

the fluctuations arising from changes in market prices of

equity security, basket of equity securities, equity index,

securities held. Such fluctuations are included with the

or domestic currency index. Swap agreements are used

net realized and unrealized gain and loss from

to obtain exposure to an equity or market without

investments.

owning or taking physical custody of securities. The swap

Reported net realized foreign exchange gains or losses

agreements are marked-to-market daily based upon

arise from sales of foreign currencies and currency gains

quotations from market makers and the change, if any, is

recorded as unrealized gain or loss. Payments received

or losses realized between the trade and settlement

dates on investment transactions. Net unrealized

or made as a result of the swap agreement or

exchange gains and losses arise from changes in the fair

termination of the agreement are recognized as realized

values of assets and liabilities other than investments in

gains or losses.

securities at the fiscal period end, resulting from changes

The Trust may enter into credit default swap agreements

in exchange rates.

where one party, the protection buyer, makes an upfront

K. The Trust may enter into forward currency contracts

or periodic payments to a counterparty, the protection

primarily to hedge against foreign currency exchange

seller, in exchange for the right to receive a contingent

rate risks on its non-U.S. dollar denominated investment

payment. The maximum amount of the payment may

equal the notional amount, at par, of the underlying index

securities. When entering into a forward currency

contract, a Fund agrees to receive or deliver a fixed

or security as a result of a related credit event. Upfront

quantity of foreign currency for an agreed-upon price on

payments received or made by a Fund, are amortized

an agreed future date. These contracts are valued daily

over the expected life of the agreement. Periodic

payments received or paid by a Fund are recorded as

and the corresponding unrealized gain or loss on the

contracts, as measured by the difference between the

realized gains or losses. The credit default contracts are

forward foreign exchange rates at the dates of entry into

marked-to-market daily based upon quotations from

the contracts and the forward rates at the reporting

market makers and the change, if any, is recorded as

date, is included in the Statement of Assets and

unrealized gain or loss. Payments received or made as a

Liabilities. Realized and unrealized gains and losses are

result of a credit event or termination of the contract are

included in the Statement of Operations.

recognized, net of a proportional amount of the upfront

payment, as realized gains or losses.

L. The Funds may also purchase American Depository

Receipts, U.S. Government securities, and enter into

I. The Trust may invest in structured notes, which are

repurchase agreements.

over-the-counter contracts linked to the performance of

an underlying benchmark such as interest rates, equity

M. The Funds may leave cash overnight in their cash

markets, equity indices, commodities indices, corporate

account with the custodian, U.S. Bank. Periodically, a

credits or foreign exchange markets. A structured note is

Fund may have cash due to the custodian bank as an

a type of bond in which an issuer borrows money from

overdraft balance. A fee is incurred on this overdraft,

investors and pays back the principal, adjusted for

calculated by multiplying the overdraft by a rate based

performance of the underlying benchmark, at a specified

on the federal funds rate. Segregated cash with the

broker is held as collateral for investments in derivative

114

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

instruments such as futures contracts and index swap

Conversely, if the security increases in price during the

agreements.

period, that Fund will realize a loss on the transaction.

N. Certain U.S. Government and Agency Obligations are

The risk of such price increases is the principal risk of

traded on a discount basis; the interest rates shown on

engaging in short sales.

the Schedules of Investments reflect the discount rates

The risk associated with purchasing options is limited to

paid at the time of purchase by the Funds. Other

the premium originally paid. The risk in writing a covered

securities bear interest at the rates shown, payable at

call option is that a Fund may forego the opportunity for

fixed dates through maturity. The Funds may also

profit if the market price of the underlying security

purchase American Depository Receipts, U.S.

increases and the option is exercised. The risk in writing

Government securities, and enter into repurchase

a covered put option is that a Fund may incur a loss if

agreements.

the market price of the underlying security decreases

O. Interest and dividend income, most expenses, all

and the option is exercised. In addition, there is the risk

realized gains and losses, and all unrealized gains and

that a Fund may not be able to enter into a closing

losses are allocated to the Classes based upon the value

transaction because of an illiquid secondary market or,

of the outstanding shares in each Class. Certain costs,

for over-the-counter options, because of the

such as distribution fees relating to A-Class Shares and

counterparty’s inability to perform.

H-Class Shares and service and distribution fees related

There are several risks in connection with the use of

to Advisor Class Shares and C-Class Shares, are charged

futures contracts. Risks may be caused by an imperfect

directly to specific Classes. In addition, certain expenses

correlation between movements in the price of the

have been allocated to the individual Funds in the Trust

instruments and the price of the underlying securities. In

on a pro rata basis upon the respective aggregate net

addition, there is the risk that a Fund may not be able to

assets of each Fund included in the Trust.

enter into a closing transaction because of an illiquid

P. The preparation of financial statements in conformity

secondary market.

with U.S. generally accepted accounting principles

There are several risks associated with the use of

requires management to make estimates and

structured notes. Structured securities are leveraged,

assumptions that affect the reported amount of assets

thereby providing an exposure to the underlying

and liabilities and disclosure of contingent assets and

benchmark of three times the face amount and

liabilities at the date of the financial statements and the

increasing the volatility of each note relative to the

reported amounts of revenues and expenses during the

change in the underlying linked financial instrument. A

reporting period. Actual results could differ from these

highly liquid secondary market may not exist for the

estimates.

structured notes a Fund invests in, which may make it

at an acceptable price or to accurately value them. In

2.

Financial Instruments

difficult for that Fund to sell the structured notes it holds

As part of its investment strategy, the Trust may utilize

addition, structured notes are subject to the risk that the

short sales and a variety of derivative instruments,

including options, futures, options on futures, structured

counterparty to the instrument, or issuer, might not pay

notes, and swap agreements. These investments involve,

interest when due or repay principal at maturity of the

obligation. Although the Trust will not invest in any

to varying degrees, elements of market risk and risks in

structured notes unless Rydex Investments believes that

excess of the amounts recognized in the Statements of

Assets and Liabilities.

the issuer is creditworthy, a Fund does bear the risk of

loss of the amount expected to be received in the event

Throughout the normal course of business, the Funds

of the default or bankruptcy of the issuer.

enter into contracts that contain a variety of

representations and warranties which provide general

There are several risks associated with the use of swap

agreements that are different from those associated with

indemnifications. The Funds’ maximum exposure under

these arrangements is unknown, as this would involve

ordinary portfolio securities transactions. Swap

agreements may be considered to be illiquid. Although

future claims that may be made against the Funds

and/or their affiliates that have not yet occurred.

the Trust will not enter into any swap agreement unless

However, based on experience, the Funds expect the

Rydex Investments believes that the other party to the

risk of loss to be remote.

transaction is creditworthy, the Funds bear the risk of

loss of the amount expected to be received under a swap

Short sales are transactions in which a Fund sells an

agreement in the event of the default or bankruptcy of

equity or fixed income security it does not own. If the

the agreement counterparty.

security sold short decreases in price between the time

There are several risks associated with credit default

the Fund sells the security and closes its short position,

swaps. Credit default swaps involve the exchange of a

that Fund will realize a gain on the transaction.

fixed-rate premium for protection against the loss in

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of an underlying debt instrument in the event of a

and the U.S. Government Money Market Fund; and

defined credit event (such as payment default or

0.25% of the average daily net assets of the remaining

bankruptcy). Under the terms of the swap, one party acts

Funds covered in this report.

as a “guarantor,” receiving a periodic payment that is a

Rydex Investments also provides accounting services to

fixed percentage applied to a notional principal amount.

In return, the party agrees to purchase the notional

the Trust whose fee is calculated at an annualized rate of

0.10% on the first $250 million of the average daily net

amount of the underlying instrument, at par, if a credit

event occurs during the term of the swap. A Fund may

assets, 0.075% on the next $250 million of the average

enter into credit default swaps in which that Fund or its

daily net assets, 0.05% on the next $250 million of the

counterparty acts as guarantor. By acting as the

average daily net assets, and 0.03% on the average daily

guarantor of a swap, that Fund assumes the market and

net assets over $750 million of each Fund.

credit risk of the underlying instrument, including

Rydex Investments engages external service providers to

liquidity and loss of value.

perform other necessary services to the Trust, such as

In conjunction with the use of short sales, options,

accounting and auditing services, legal services, printing

futures, options on futures, and swap agreements, the

and mailing, etc., on a pass-through basis. Such

Funds are required to maintain collateral in various

expenses vary from Fund to Fund and are allocated to

the Funds based on relative net assets. Organizational

forms. The Funds use, where appropriate, depending on

and setup costs for new Funds are paid by the Trust.

The Trust has adopted a Distribution and Shareholder

the financial instrument utilized and the broker involved,

margin deposits at the broker, cash and/or securities

segregated at the custodian bank, discount notes, or the

Services Plan applicable to Advisor Class Shares and a

repurchase agreements allocated to each Fund.

Distribution Plan applicable to A-Class Shares and H-

The risks inherent in the use of short sales, options,

Class Shares for which the Distributor and other firms

futures contracts, options on futures contracts, structured

that provide distribution and/or shareholder services

notes, and swap agreements, include i) adverse changes

(“Service Providers”) may receive compensation. If a

Service Provider provides distribution services, the Trust

in the value of such instruments; ii) imperfect correlation

will pay distribution fees to the Distributor at an annual

between the price of the instruments and movements in

the price of the underlying securities, indices, or futures

rate not to exceed 0.25% of average daily net assets,

pursuant to Rule 12b-1 of the 1940 Act. The Distributor,

contracts; iii) the possible absence of a liquid secondary

market for any particular instrument at any time; and iv)

in turn, will pay the Service Provider out of its fees. The

the potential of counterparty default. The Trust has

Distributor may, at its discretion, retain a portion of such established strict counterparty credit guidelines and

payments to compensate itself for distribution services.

enters into transactions only with financial institutions of

With regard to Advisor Class Shares only, if a Service

Provider provides shareholders services, the Distributor

investment grade or better.

will receive shareholder servicing fees from the Trust at

3.

Fees And Other Transactions With Affiliates

an annual rate not to exceed 0.25% of average daily net

Under the terms of an investment advisory contract, the

assets. The Distributor, in turn, will pay the Service

Trust pays Rydex Investments investment advisory fees

Provider out of its fees.

calculated at an annualized rate of 0.50% of the average

The Trust has adopted a separate Distribution and

daily net assets of the Government Long Bond 1.2x

Strategy Fund and the U.S. Government Money Market

Shareholder Services Plan applicable to its C-Class

Shares that allows the Funds to pay annual distribution

Fund; 0.75% of the average daily net assets of the Nova

and service fees of 1.00% of the Funds’ C-Class Shares

Fund, S&P 500 Fund, OTC Fund, the Russell 2000® Fund,

average daily net assets. The annual 0.25% service fee

the Small-Cap Value Fund, the Mid-Cap Value Fund, the

Large-Cap Value Fund, the Small-Cap Growth Fund, the

compensates the shareholder’s financial advisor for

providing on-going services to the shareholder. The

Mid-Cap Growth Fund, and the Large-Cap Growth Fund;

and 0.90% of the average daily net assets of the

annual 0.75% distribution fee reimburses the Distributor

remaining Funds covered in this report.

for paying the shareholder’s financial advisor an ongoing

sales commission. The Distributor advances the first

Rydex Investments provides transfer agent and

year’s service and distribution fees to the Financial

administrative services to the Funds for fees calculated

Advisor. The Distributor retains the service and

at an annualized rate of 0.20% of the average daily net

distribution fees on accounts with no authorized dealer

assets of the Government Long Bond 1.2x Strategy Fund

of record.

116

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended September 30, 2007, the Distributor retained sales charges of $370,341 relating to sales of

A-Class Shares of the Trust.

Certain officers and trustees of the Trust are also officers of Rydex Investments.

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.

Therefore, no Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses,

and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net operating losses, non-deductible expenses, differences in the treatment of certain investments, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

At September 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain (Loss)

Unrealized

Unrealized

Unrealized

S&P 500 Fund

Nova Fund

$187,161,704

$

38,321,525

$(2,592,406)

$

35,729,119

Inverse S&P 500 Strategy Fund

306,726,506

—

(11,215)

(11,215)

26,503,921

1,291,862

(203,358)

1,088,504

OTC Fund

613,661,031

Inverse OTC Strategy Fund

95,853,364

—

(3,405)

(3,405)

368,744,706

(5,932,135)

362,812,571

Inverse Mid-Cap Strategy Fund

13,438,350

—

—

—

Mid-Cap 1.5x Strategy Fund

61,323,060

3,368,915

(800,348)

2,568,567

Russell 2000® 1.5x Strategy Fund

71,005,432

6,159,806

(1,130,451)

5,029,355

Russell 2000® Fund

Inverse Russell 2000® Strategy Fund

67,659,029

8,448,080

347,466

—

(104,639)

242,827

Government Long Bond 1.2x Strategy Fund

62,614,127

1,790,147

—

—

1,790,147

—

High Yield Strategy Fund

42,320,857

—

—

—

Inverse Government Long Bond Strategy Fund

578,948,614

—

(2,492,672)

(2,492,672)

Europe 1.25x Strategy Fund

128,492,589

7,377,974

(30,970)

7,347,004

Inverse High Yield Strategy Fund

6,012,136

—

—

—

Small-Cap Value Fund

9,113,053

1,779,505

(436,385)

1,343,120

Japan 1.25x Strategy Fund

34,983,552

—

—

—

Large-Cap Value Fund

25,600,602

5,965,806

(454,793)

5,511,013

Mid-Cap Value Fund

19,332,697

3,623,365

(333,130)

3,290,235

Mid-Cap Growth Fund

22,487,088

2,285,257

(226,560)

2,058,697

Small-Cap Growth Fund

23,333,541

2,963,093

(100,799)

2,862,294

U.S. Government Money Market Fund

1,353,929,167

—

—

—

Large-Cap Growth Fund

101,363,826

6,211,032

(1,457,812)

4,753,220

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreements at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

Lehman Brothers Holdings, Inc.

3.96% due 10/01/07

3.90% due 10/01/07

$850,000,000

521,019,159

$

850,000,000

521,019,159

$

850,280,500

521,188,491

Credit Suisse Group

Morgan Stanley

3.80% due 10/01/07

3.95% due 10/01/07

160,971,201

160,971,201

161,024,187

100,000,000

100,000,000

100,031,667

$1,631,990,360

$1,632,524,845

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

U.S. Treasury Bills

09/15/07 – 11/15/14

10/04/07 – 04/27/08

2.63% – 6.00%

0.00%

$821,412,000

$

458,425,000

840,862,329

TIP Notes

01/15/10 – 01/15/14

1.88% – 4.25%

238,718,000

457,589,357

281,318,679

U.S. Treasury Bonds

TIP Bonds

01/15/25 – 04/15/29

05/15/16 – 05/15/37

5.00% – 8.88%

2.38% – 3.88%

21,420,000

43,298,000

52,816,351

31,858,301

$1,664,445,017

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

118

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

6.

Securities Transactions

During the period ended September 30, 2007, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Nova

Inverse

Inverse OTC

Mid-Cap

Inverse

Fund

Fund

Strategy Fund

Fund

Fund

Strategy Fund

Strategy Fund

S&P 500

S&P 500

OTC

Strategy

1.5x

Mid-Cap

Purchases

$

96,387,571

$

9,348,359

$

—

$

99,251,647

$

—

$

48,655,266

$

—

Sales

$119,194,290

$

6,143,775

$

—

$133,451,721

$

—

$

53,149,217

$

—

Russell

Government

Inverse

Russell

Inverse

Long Bond

Government

Inverse

Strategy Fund

Fund

Strategy Fund

Fund

Strategy Fund

Strategy Fund

Strategy Fund

2000® 1.5x

2000®

Russell 2000®

1.2x Strategy

Long Bond

High Yield

High Yield

Purchases

$

Sales

58,288,351

$

13,448,708

$

—

$352,715,662

$633,856,129

$

4,953,125

$

—

$

62,037,820

$

16,492,258

$

—

$370,400,369

$559,713,202

$

5,013,281

$

—

1.25x

1.25x

Value

Value

Value

Growth

Growth

Europe

Japan

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Strategy Fund

Strategy Fund

Fund

Fund

Fund

Fund

Fund

Purchases

Sales

$

$100,678,887

57,717,878

$

$

—

—

$32,127,444

$25,245,567

$107,089,469

$

36,369,493

$264,010,517

$

77,503,043

$127,377,280

$119,076,949

$  101,404,567

$

97,643,661

Large-Cap

Government

U.S.

Fund

Growth

Fund

Money Market

Purchases

Sales

$148,109,297

$

—

$115,090,242

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

119

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

Nova Fund

Advisor Class

1,346,778

6,705,280

—

138,958

(1,504,875)

(7,084,947)

(158,097)

(240,709)

Investor Class

5,051,663

11,867,719

—

298,415

(5,308,327)

(13,343,942)

(256,664)

(1,177,808)

C-Class

652,002

2,110,539

—

98,808

(755,505)

(2,554,688)

(103,503)

(345,341)

A-Class

199,777

621,498

—

24,462

(314,583)

(1,172,693)

(114,806)

(526,733)

A-Class

409,692

169,249*

—

959*

(345,916)

(94,678)*

63,776

75,530*

S&P 500 Fund

H-Class

2,437,656

3,546,100*

—

13,010*

(2,019,503)

(3,325,681)*

418,153

233,429*

C-Class

718,303

944,164*

—

557*

(720,299)

(872,137)*

(1,996)

72,584*

Inverse S&P 500 Strategy Fund

Advisor Class

807,199

3,179,955††

—

17,354††

(3,555,945)

(3,741,419)††

(2,748,746)

(544,110)††

Investor Class

7,308,251

20,065,776††

—

186,994††

(39,243,778)

(20,691,053)††

(31,935,527)

(438,283)††

C-Class

936,791

1,822,508††

—

35,280††

(6,036,613)

(1,679,518)††

(5,099,822)

178,270††

A-Class

340,761

732,639††

—

9,997††

(1,633,120)

(658,574)††

(1,292,359)

84,062††

Investor Class

29,910,960

61,435,597

—

—

(28,603,583)

(86,227,327)

1,307,377

(24,791,730)

OTC Fund

A-Class

550,513

635,953

—

—

(257,220)

(538,711)

293,293

97,242

Advisor Class

5,273,700

20,016,807

—

—

(3,881,224)

(21,740,573)

1,392,476

(1,723,766)

C-Class

3,113,890

5,697,342

—

—

(2,663,266)

(6,530,411)

450,624

(833,069)

Investor Class

9,430,091

26,146,510

—

108,463

(10,365,601)

(28,021,658)

(935,510)

(1,766,685)

Inverse OTC Strategy Fund

A-Class

84,004

872,478

—

3,314

(159,648)

(782,660)

(75,644)

93,132

Advisor Class

377,884

2,935,947

—

5,689

(758,766)

(2,887,360)

(380,882)

54,276

C-Class

792,156

Mid-Cap 1.5x Strategy Fund

2,532,572

—

19,664

(1,040,432)

(2,328,082)

(248,276)

224,154

C-Class

355,057

1,400,225

—

16,998

(413,191)

(1,730,574)

(58,134)

(313,351)

A-Class

96,497

186,349

—

3,369

(107,056)

(245,458)

(10,559)

(55,740)

Inverse Mid-Cap Strategy Fund

H-Class

5,099,778

10,384,583

—

26,915

(4,734,556)

(11,078,701)

365,222

(667,203)

A-Class

C-Class

460,571

631,150

—

2,240

(445,759)

(640,536)

14,812

(7,146)

12,120

90,536

—

521

(5,223)

(81,271)

6,897

9,786

H-Class

783,436

5,765,039

—

20,584

(906,925)

(5,824,624)

(123,489)

(39,001)

† Unaudited

* Since the commencement of operations: May 31, 2006.

†† Share amounts have been restated to reflect a 1:5 reverse stock split effective April 23, 2007.

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

September 30,

Period Ended

Year Ended

Period Ended

March 31,

September 30,

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

2007†

2007

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

March 31,

2007†

2007

Russell 2000® 1.5x Strategy Fund

A-Class

85,059

179,447

—

5,553

(72,162)

(206,373)

12,897

(21,373)

C-Class

H-Class

4,227,114

394,289

24,468,124

1,350,907

—

—

28,754

81,017

(4,452,483)

(402,301)

(27,971,122)

(1,707,583)

(225,369)

(8,012)

(327,922)

(3,421,981)

Russell 2000® Fund

A-Class

C-Class

128,129

114,142

22,932*

—

71*

(118,244)

(13,054)*

9,885

9,949*

H-Class

2,836,401

3,939,894*

299,998*

—

—

2,011*

1,018*

(104,102)

(3,132,536)

(3,462,667)*

(274,136)*

(296,135)

10,040

26,880*

479,238*

Inverse Russell 2000® Strategy Fund

A-Class

268,485

907,994

—

10,595

(325,142)

(664,420)

(56,657)

254,169

C-Class

H-Class

4,074,860

415,616

18,043,046

1,206,358

—

—

61,859

10,209

(3,966,633)

(449,821)

(18,125,293)

(1,056,082)

108,227

(34,205)

160,485

(20,388)

Government Long Bond 1.2x Strategy Fund

Investor Class

39,707,528

70,058,550

64,538

218,614

(40,013,735)

(69,587,173)

(241,669)

689,991

Advisor Class

3,019,553

A-Class

675,667

120,029,145

2,092,952

14,459

14,930

13,767

98,627

(3,341,186)

(640,991)

(121,120,268)

(1,168,676)

(306,703)

(992,496)

49,135

938,043

Inverse Government Long Bond Strategy Fund

C-Class

3,737,664

5,129,040

12,998

23,827

(4,459,811)

(4,370,375)

(709,149)

782,492

Investor Class

23,871,267

34,656,623

—

495,718

(25,469,750)

(58,032,323)

(1,598,483)

(22,879,982)

Advisor Class

A-Class

1,390,781

529,121

5,972,176

1,608,844

—

—

109,000

68,265

(2,495,616)

(2,438,179)

(8,861,966)

(4,471,284)

(1,104,835)

(1,909,058)

(2,821,525)

(2,753,440)

High Yield Strategy Fund*

C-Class

1,218,986

2,591,290

—

431,313

(4,064,236)

(19,779,050)

(2,845,250)

(16,756,447)

A-Class

287,719

—

—

—

(1,347)

—

286,372

—

C-Class

H-Class

2,386,741

51,188

—

—

—

—

—

—

(1,065,182)

(10,879)

—

—

1,321,559

40,309

—

—

Inverse High Yield Strategy Fund*

A-Class

C-Class

239,240

40,174

—

—

—

—

(198,800)

—

—

—

(9,763)

—

40,440

—

H-Class

30,411

—

Europe 1.25x Strategy Fund

560,542

—

—

—

(503,783)

—

56,759

—

A-Class

318,690

762,570

—

2,118

(264,700)

(381,986)

53,990

382,702

C-Class

H-Class

3,431,024

9,895,375

30,427,446

4,819,796

—

—

22,736

2,462

(3,301,697)

(8,749,596)

(30,348,473)

(4,859,292)

1,145,779

129,327

(37,034)

101,709

† Unaudited

* Since the commencement of operations: May 31, 2006 — Russell 2000® Fund; April 16, 2007 — High Yield Strategy Fund and Inverse High Yield Strategy Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

March 31,

2007†

2007

September 30,

March 31,

2007†

2007

Japan 1.25x Strategy Fund

A-Class

401,771

506,697

—

172,908

(252,918)

(293,791)

148,853

385,814

C-Class

H-Class

8,412,282

977,455

19,227,316

1,239,745

—

—

570,901

142,934

(1,071,835)

(9,706,376)

(20,454,637)

(1,348,350)

(1,294,094)

(94,380)

(656,420)

34,329

Small-Cap Value Fund

A-Class

91,740

284,035

—

52

(117,096)

(183,571)

(25,356)

100,516

C-Class

H-Class

827,494

27,217

8,631,833

4,333,852

—

—

366

253

(981,586)

(59,419)

(11,406,222)

(4,840,427)

(154,092)

(32,202)

(2,774,023)

(506,322)

Mid-Cap Value Fund

A-Class

80,039

245,850

—

212

(108,835)

(162,888)

(28,796)

83,174

C-Class

H-Class

1,497,866

220,163

11,102,812

488,648

—

—

7,273

888

(3,362,945)

(248,430)

(10,003,491)

(488,650)

(1,865,079)

(28,267)

1,106,594

886

Large-Cap Value Fund

A-Class

138,184

285,031

—

562

(145,156)

(150,248)

(6,972)

135,345

C-Class

H-Class

2,994,209

1,023,019

26,008,242

7,914,068

—

—

60,827

1,653

(7,966,946)

(1,536,971)

(22,491,073)

(7,422,419)

(513,952)

493,302

(4,972,737)

3,577,996

Small-Cap Growth Fund

A-Class

C-Class

212,576

127,341

—

—

(162,613)

(113,401)

49,963

13,940

H-Class

2,527,289

1,590,214

6,020,424

1,971,684

—

—

—

—

(2,837,104)

(1,562,859)

(7,740,354)

(1,922,367)

27,355

49,317

(309,815)

(1,719,930)

Mid-Cap Growth Fund

A-Class

C-Class

138,060

574,350

269,187

646,301

—

—

3,352

3,108

(86,941)

(230,040)

51,119

42,499

H-Class

3,334,646

5,358,319

—

56,388

(3,287,923)

(576,347)

(6,693,913)

(577,261)

46,723

(1,997)

72,148

(1,279,206)

Large-Cap Growth Fund

A-Class

C-Class

2,471,983

93,596

202,640

—

—

(61,993)

(139,178)

31,603

63,462

H-Class

3,917,701

11,081,000

6,304,099

—

—

—

—

(2,103,585)

(6,367,140)

(3,208,402)

(10,509,352)

368,398

(63,041)

U.S. Government Money Market Fund

709,299

571,648

Investor Class

9,330,259,380

17,412,386,340

20,157,007

41,147,937

(9,381,042,927)

(17,446,274,948)

(30,626,540)

7,259,329

Advisor Class

A-Class

2,173,258,483

3,589,122,862

45,442,231

74,982,888

3,116,288

354,932

6,747,367

557,808

(2,172,519,530)

(3,543,630,372)

(46,187,404)

(71,085,774)

3,855,241

(390,241)

52,239,857

4,454,922

C-Class

632,765,423

1,456,374,459

1,866,369

3,708,601

(664,916,648)

(1,470,712,897)

(30,284,856)

(10,629,837)

† Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At September 30, 2007, the pooled cash collateral investments consisted of mutual funds (92.02%) and repurchase agreements (7.98%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day;

any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

Shares

Market Value

MUTUAL FUND

92.02%

Mount Vernon Securities Lending Trust

1,166,989,146

$1,166,989,146

TOTAL

$1,166,989,146

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

7.98%

5.05%

Goldman Sachs Group, Inc.

$101,250,000

$101,250,000

10/01/07

Rate

TOTAL

$101,250,000

100.00%

GRAND TOTAL

$1,268,239,146

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% – 6.51%

Federal Mortgage Backed Securities

$156,874,854

$103,275,001

04/01/33 – 07/25/36

$103,275,001

At September 30, 2007, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Nova Fund

$

19,162,855

$

18,499,630

S&P 500 Fund

1,346,415

1,301,414

OTC Fund

159,629,573

154,381,170

Mid-Cap 1.5x Strategy Fund

6,328,730

6,082,922

Russell 2000® 1.5x Strategy Fund

12,878,495

12,241,459

Russell 2000® Fund

1,072,191

1,018,296

Europe 1.25x Strategy Fund

13,692,280

13,353,520

Small-Cap Value Fund

2,249,027

2,102,240

Mid-Cap Value Fund

4,110,833

3,930,622

Large-Cap Value Fund

4,312,404

4,133,483

Small-Cap Growth Fund

5,899,225

5,667,096

Mid-Cap Growth Fund

4,808,236

4,613,253

Large-Cap Growth Fund

16,108,978

15,615,568

U.S. Government Money Market Fund

101,250,000

99,405,000

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-

likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-

not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on September 28, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10. Dissolution of the Master/Feeder Arrangement

Effective April 1, 2007, the Nova Master Portfolio, the Inverse S&P 500 Master Portfolio, the Inverse OTC Master Portfolio,

the Inverse Government Long Bond Master Portfolio, the Nova Fund, the Inverse S&P 500 Fund, the Inverse OTC Fund,

and the Inverse Government Long Bond Fund ceased operations under the Master/Feeder Arrangement. The Master

Portfolios and corresponding Feeder Funds were consolidated into the existing Funds, leaving the Nova Fund, the Inverse

S&P 500 Strategy Fund, the Inverse OTC Strategy Fund, and the Inverse Government Long Bond Strategy Fund. As a

result of the Master/Feeder dissolution, the Trust now consists of only fifty-three Funds. All other fund operations will continue unchanged. There was no change in the aggregate market value of the outstanding shares, nor in the NAV of the

Funds as a result of this transaction.

The following table represents the Net Investment Income of the Funds as previously reported and as revised in the

Financial Highlights of this report.

124

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Feeder

Master

Net Investment

Combined

Income (Loss)

Income (Loss)

Income (Loss)

Net Investment

Net Investment

Fund

(Previously Reported)

(Previously Reported)

(Revised)

Nova Fund Investor Class

March 31, 2006

(0.45)%

1.40%

0.95%

March 31, 2005

(0.44)%

1.26%

0.82%

March 31, 2004

0.35%

0.81%

1.16%

March 31, 2003

0.44%

0.91%

1.35%

Nova Fund Advisor Class

March 31, 2006

(0.96)%

1.40%

0.44%

March 31, 2005

(0.94)%

1.26%

0.32%

March 31, 2004

(0.24)%

0.81%

0.57%

March 31, 2003

(0.17)%

0.91%

0.74%

Nova Fund A-Class

March 31, 2006

(0.71)%

1.40%

0.69%

March 31, 2005

(0.68)%

1.26%

0.58%

March 31, 2004

0.00%

0.81%

0.81%

Nova Fund C-Class

March 31, 2006

(1.46)%

1.40%

(0.06)%

March 31, 2005

(1.44)%

1.26%

(0.18)%

March 31, 2004

(0.56)%

0.81%

0.25%

March 31, 2003

(0.46)%

0.91%

0.45%

Inverse S&P 500 Strategy Fund Investor Class

March 31, 2006

(0.45)%

2.74%

2.29%

March 31, 2006

(0.46)%

0.71%

0.25%

March 31, 2004

(0.37)%

0.09%

(0.28)%

March 31, 2003

0.06%

0.52%

0.58%

Inverse S&P 500 Strategy Fund Advisor Class

March 31, 2006

(0.95)%

2.74%

1.79%

March 31, 2005

(0.96)%

0.71%

(0.25)%

March 31, 2004

(0.86)%

0.09%

(0.77)%

March 31, 2003

(0.45)%

0.52%

0.07%

Inverse S&P 500 Strategy Fund A-Class

March 31, 2006

(0.70)%

2.74%

2.04%

March 31, 2005

(0.71)%

0.71%

0.00%

March 31, 2004

0.00%

0.09%

0.09%

Inverse S&P 500 Strategy Fund C-Class

March 31, 2006

(1.45)%

2.74%

1.29%

March 31, 2005

(1.46)%

0.71%

(0.75)%

March 31, 2004

(1.42)%

0.09%

(1.33)%

March 31, 2003

(0.97)%

0.52%

(0.45)%

Inverse OTC Strategy Fund Investor Class

March 31, 2006

(0.45)%

2.67%

2.22%

March 31, 2005

(0.46)%

0.66%

0.20%

March 31, 2004

(0.47)%

0.10%

(0.37)%

March 31, 2003

18.11%

0.51%

18.62%

Inverse OTC Strategy Fund Advisor Class

March 31, 2006

(0.96)%

2.67%

1.71%

March 31, 2005

(0.96)%

0.66%

(0.30)%

March 31, 2004

(0.97)%

0.10%

(0.87)%

Inverse OTC Strategy Fund A-Class

March 31, 2006

(0.70)%

2.67%

1.97%

March 31, 2005

(0.70)%

0.66%

(0.04)%

March 31, 2004

0.00%

0.10%

0.10%

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

Feeder

Master

Combined

Income (Loss)

Income (Loss)

Income (Loss)

Net Investment

Net Investment

Net Investment

Fund

(Previously Reported)

(Previously Reported)

(Revised)

Inverse OTC Strategy Fund C-Class

March 31, 2006

(1.46)%

2.67%

1.21%

March 31, 2005

(1.46)%

0.66%

(0.80)%

March 31, 2004

(1.48)%

0.10%

(1.38)%

March 31, 2003

8.23%

0.51%

8.74%

Inverse Government Long Bond Strategy Fund Investor Class

March 31, 2006

(0.40)%

1.18%

0.78%

March 31, 2005

(0.40)%

1.93%

1.53%

March 31, 2004

(0.45)%

(3.39)%

(3.84)%

March 31, 2003

(0.45)%

(2.72)%

(3.17)%

Inverse Government Long Bond Strategy Fund Advisor Class

March 31, 2006

(0.90)%

1.18%

0.28%

March 31, 2005

(0.90)%

1.93%

1.03%

March 31, 2004

(0.93)%

(3.39)%

(4.32)%

Inverse Government Long Bond Strategy Fund A-Class

March 31, 2006

(0.65)%

1.18%

0.53%

March 31, 2005

(0.64)%

1.93%

1.29%

March 31, 2004

0.00%

(3.39)%

(3.39)%

Inverse Government Long Bond Strategy Fund C-Class

March 31, 2006

(1.40)%

1.18%

(0.22)%

March 31, 2005

(1.40)%

1.93%

0.53%

March 31, 2004

(1.45)%

(3.39)%

(4.84)%

March 31, 2003

(1.64)%

(2.72)%

(4.36)%

11. Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education,

government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex

Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds was held on October 4, 2007, for the purpose of asking shareholders of record to approve a new investment advisory agreement between Rydex Investments and the

Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed,

information about the Transaction as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the

Transaction should have no impact on the Funds’ shareholders.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Series Funds Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Series Funds (the “Trust”) and PADCO Advisors, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this

Semi-Annual Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments,

including information about Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees,

meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the

“Meetings”), the Board considered and voted in favor of new investment advisory agreements for Rydex Series Funds

(each, a “New Agreement” and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’ parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal

Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current

Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Agreements and the Continuation of the Current Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex

Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex

Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex

Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the

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OTHER INFORMATION (Unaudited) (continued)

advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex

Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex

Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation,

expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each Current

Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years.

In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the

Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

Nature, Extent And Quality Of Services Provided By Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by

Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated

ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by

Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Current Agreements were appropriate and continued to support the Board’s original selection of

Rydex Investments as investment adviser to the Funds.

Fund Expenses And Performance Of The Funds And Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or

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OTHER INFORMATION (Unaudited) (continued)

performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the

Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies Of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits To Rydex Investments And/Or Its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review,

the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to each Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’

shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that

Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of

Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of

Rydex Investments’ fees will not change under the New Agreements. Rydex Investments also affirmed that the terms of the

New Agreements were the same in all material respects to those of the Current Agreements.

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OTHER INFORMATION (Unaudited) (concluded)

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex

Investments with regard to the services to be provided to the Trusts, and provided at least the same level of protection to each Trust, the Funds and the Funds’ shareholders as the Current Agreements. The Board also noted that Rydex

Investments’ fee for its services to the Funds under the New Agreements would be the same as its fees under the Current

Agreements. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New

Agreements, along with the additional factors relevant to the proposed change of control discussed below.

Nature, Extent And Quality Of Services Provided By The Advisor

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of

Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under each New Agreement is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its respective affiliates under the New Agreements and from other relationships between the Funds and Rydex Investments, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies Of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

141

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

141

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

133

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

133

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

133

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

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131

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

133

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

133

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

133

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

133

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and

Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006); Vice

President of Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Assistant Treasurer (1966)

Dynamic Funds, Rydex ETF Trust (2006 to present); Vice President of Rydex

Investments (2004 to present); Director of Accounting of Rydex Investments

(2003 to 2004); Vice President of Mutual Funds, State Street Bank & Trust

(2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Controller (1974)

Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of

Rydex Investments (2001 to present)

this person is affiliated with Rydex Investments.

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RBENF-SEMI-0907x0308